UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07763

LITMAN GREGORY FUNDS TRUST

(Exact name of registrant as specified in charter)

1676 N. California Blvd., Suite 500

Walnut Creek, CA 94596

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)

Jeremy L. DeGroot

1676 N. California Blvd., Suite 500

Walnut Creek, CA 94596

Registrant’s telephone number, including area code: (925) 254-8999

Date of fiscal year end: December 31

Date of reporting period: June 30, 2022

Item 1. Report to Shareholders.

(a) The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”):

Semi-Annual Report

iMGP Equity Fund

iMGP International Fund

iMGP Oldfield International Value Fund

iMGP SBH Focused Small Value Fund

iMGP Alternative Strategies Fund

iMGP High Income Alternatives Fund

iMGP Dolan McEniry Corporate Bond Fund

iMGP DBi Managed Futures Strategy ETF

iMGP DBi Hedge Strategy ETF

iMGP RBA Responsible Global Allocation ETF

June 30, 2022

ii	Litman Gregory Funds Trust

This report is intended for shareholders of the funds and may not be used as sales literature unless preceded or accompanied by a current prospectus for the iMGP Funds. Statements and other information in this report are dated and are subject to change.

iM Global Partner Fund Management, LLC has ultimate responsibility for the funds’ performance due to its responsibility to oversee its investment managers and recommend their hiring, termination and replacement.

Table of Contents	1

iM Global Partner Fund Management

Commitment to Shareholders

We are deeply committed to making each iMGP Fund a highly satisfying long-term investment for shareholders. In following through on this commitment we are guided by our core values, which influence four specific areas of service:

First, we are committed to the IMGP concept.

•

We will only hire managers who we strongly believe will deliver exceptional long-term returns relative to their benchmarks. We base this belief on extremely thorough due diligence research. This not only requires us to assess their stock-picking skills, but also to evaluate their ability to add incremental performance by investing in a concentrated portfolio of their highest conviction ideas.

•

We will monitor each of the managers so that we can maintain our confidence in their ability to deliver the long-term performance we expect. In addition, our monitoring will seek to assess whether they are staying true to their IMGP Funds mandate. Consistent with this mandate, we focus on long-term performance evaluation so that the IMGP managers will not be distracted by short-term performance pressure.

Second, we will do all we can to ensure that the framework within which our stock pickers do their work further increases the odds of success.

•	Investments from new shareholders in each fund are expected to be limited so that each fund’s asset base remains small enough to retain flexibility to add value.

•

The framework also includes either a single-manager or a multi-manager structure; the former allowing each fund an individual, highly disciplined investment process, and the latter making it possible for each manager to invest, when appropriate, in an opportunistic manner knowing that the potential volatility within his or her portfolio will be diluted at the fund level by the performance of the other managers. In this way, the multi-manager structure seeks to provide fund-level diversification.

•

We will work hard to discourage short-term speculators so that cash flows into the funds are not volatile. Lower volatility helps prevent our managers from being forced to sell stocks at inopportune times or to hold excessive cash for non-investment purposes.

Third, is our commitment to do all we can from an operational standpoint to maximize shareholder returns.

•

We will remain attentive to fund overhead, and whenever we achieve savings we will pass them through to shareholders. For example, we have had several manager changes that resulted in lower sub-advisory fees to our funds. In every case we have passed through the full savings to shareholders in the form of fee waivers.

•

We will provide investors with a low minimum, no-load, no 12b-1 Institutional share class for all iMGP Funds, and a low minimum, no-load Investor share class for the Alternative Strategies and Dolan McEniry Corporate Bond Fund.

•

We also will work closely with our managers to make sure they are aware of tax-loss selling opportunities (only to be taken if there are equally attractive stocks to swap into). We account for partial sales on a specific tax lot basis so that shareholders will benefit from the most favorable tax treatment. The goal is not to favor taxable shareholders over tax-exempt shareholders but to make sure that the managers are taking advantage of tax savings opportunities when doing so is not expected to reduce pre-tax returns.

Fourth, is our commitment to communicate honestly about all relevant developments and expectations.

•	We will continue to do this by providing thorough and educational shareholder reports.

•	We will continue to provide what we believe are realistic assessments of the investment environment.

Our commitment to iMGP Funds is also evidenced by our own investment. Our retired founders and current employees have, collectively, substantial investments in the funds, as does our company retirement plan. In addition, we use the funds extensively in the client accounts of our investment advisor practice (through our affiliate Litman Gregory Wealth Management, LLC). We have no financial incentive to do so because the fees we receive from iMGPFunds held in client accounts are fully offset against the advisory fees paid by our clients. In fact, we have a disincentive to use the funds in our client accounts because each iMGP Fund is capacity constrained (they may be closed as mentioned above), and by using them in client accounts we are using up capacity for which we may not be paid. But we believe these funds offer value that we can’t get elsewhere and this is why we enthusiastically invest in them ourselves and on behalf of clients.

While we believe highly in the ability of the Funds’ sub-advisors, our commitments are not intended as guarantees of future results.

While the funds are no-load, there are management fees and operating expenses that do apply, as well as a 12b-1 fee that applies to Investor class shares. Please refer to the prospectus for further details.

Diversification does not assure a profit or protect against loss in a declining market.

Must be preceded or accompanied by a prospectus.

2	Litman Gregory Funds Trust

Must be preceded or accompanied by a prospectus.

Effective December 16, 2021 the name of the PartnerSelect Funds was changed to iMGP Funds.

Effective October 1, 2021 the name of the Advisor to the Funds was changed from Litman Gregory Fund Advisors LLC to iM Global Partner Fund Management LLC.

On September 20, 2021 the iM Dolan McEniry Corporate Bond Fund, iM DBI Managed Future Strategy ETF and iM DBI Hedge Strategy EFT were acquired by the Litman Gregory Funds Trust by merger. Performance reported for each of these funds for periods prior to the merger date represents the performance of the Predecessor Funds.

Each of the funds may invest in foreign securities. Investing in foreign securities exposes investors to economic, political, and market risks and fluctuations in foreign currencies. Each of the funds may invest in the securities of small companies. Small-company investing subjects investors to additional risks, including security price volatility and less liquidity than investing in larger companies. Debt obligations of distressed companies typically are unrated, lower rated, in default or close to default and may become worthless. The International Fund will invest in emerging markets. Investments in emerging market countries involve additional risks such as government dependence on a few industries or resources, government-imposed taxes on foreign investment or limits on the removal of capital from a country, unstable government, and volatile markets. Investments in debt securities typically decrease when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in mortgage-backed securities include additional risks that investor should be aware of including credit risk, prepayment risk, possible illiquidity, and default, as well as increased susceptibility to adverse economic developments. Investments in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities. The funds may invest in master limited partnership units. Investing in MLP units may expose investors to additional liability and tax risks. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management, and the risk that a position could not be closed when most advantageous. Investing in derivatives could lose more than the amount invested. The funds may make short sales of securities, which involves the risk that losses may exceed the original amount invested.

A commission may apply when buying or selling an ETF.

© 2021 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

The iMGP International Fund uses the iShares MSCI AWCI ex U.S. ETF for weightings comparisons because of its readily available information. We believe this particular ETF is the most relevant to our fund and is widely recognized by investors. The iShares MSCI ACWI ex U.S. ETF seeks to track the investment results of an index composed of large- and mid-capitalization non-U.S. equities Its expenses are 0.34% gross and 0.32% net. It may invest up to an aggregate amount of 15% of its assets in illiquid investments. An investment in the ETF is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates. As with any investment, you could lose all or part of your investment in the ETF and the ETF’s performance could trail that of other investments. The ETF intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an IRA, in which case, your distributions generally will be taxed when withdrawn.

Merger arbitrage investments risk loss if a proposed reorganization in which the fund invests is renegotiated or terminated.

Investments in absolute return strategies are not untended to outperform stocks and bonds during strong market rallies.

Multi-investment management styles may lead to higher transaction expenses compared to single investment management styles. Outcomes depend on the skill of the sub-advisors and advisor and the allocation of assets amongst them.

Past performance does not guarantee future results.

Mutual fund investing involves risk; loss of principal is possible.

Performance discussion for the Alternative Strategies and Dolan McEniry Corporate Bond Funds is specifically related to the Institutional share class.

Some of the comments are based on current management expectation and are considered “forward-looking statements”. Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statement by words such as “estimate”, “may”, “expect”, “should”, “could”, “believe”, “plan”, and similar terms. We cannot promise future returns and our opinions are a reflection of our best judgment at the time this report is compiled.

Opinions expressed are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Fund Summary	3

See pages 10, 18, 23, and 29 for each equity fund’s top contributors. See pages 14, 22, 26, and 31 for each equity fund’s portfolio composition. See pages 34 for the Alternative Strategies Fund’s individual strategy portfolio allocations. See pages 91 for the High Income Alternative Fund’s individual strategy portfolio allocations. Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Diversification does not assure a profit or protect against a loss in a declining market.

Leverage may cause the effect of an increase or decrease in the value of the portfolio securities to be magnified and the fund to be more volatile than if leverage was not used.

References to other mutual funds should not be interpreted as an offer of these securities.

iM Global Partner Fund Management LLC has ultimate responsibility for the performance of the iMGPFunds due to its responsibility to oversee the investment managers and recommend their hiring, termination and replacement.

Any tax or legal information provided is merely a summary of our understanding and interpretation of some of the current income tax regulations and it is not exhaustive. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation. Neither the Funds nor any of their representatives may give legal or tax advice.

Please see page 187 for index definitions. You cannot invest directly in an index.

Please see page 190 for industry definitions.

4	Litman Gregory Funds Trust

iMGP Funds Performance

iMGP Funds Performance as of June 30, 2022
	Average Annual Total Returns
	Year to Date Return	One-Year	Three-Year	Five-Year	Ten-Year	Since Inception
iMGP Equity Fund (Inception 12/31/1996)	-27.13%	-26.41%	3.17%	5.76%	9.91%	7.58%
Russell 3000 Index	-21.10%	-13.87%	9.77%	10.60%	12.57%	8.59%
Morningstar US Large Blend Category	-19.26%	-11.87%	8.42%	9.21%	10.99%	7.13%
Gross Expenses 1.29%, Net Expenses 1.16%

iMGP International Fund (Inception 12/1/1997)	-22.46%	-20.26%	0.18%	0.24%	3.88%	5.93%
MSCI EAFE Index NET	-19.57%	-17.77%	1.07%	2.20%	5.40%	4.35%
Morningstar Foreign Large Blend Category	-19.25%	-18.72%	1.14%	1.89%	4.82%	3.63%
Gross Expenses 1.38%, Net Expenses 1.15%

iMGP Alternative Strategies Fund Instl (Inception 9/30/2011)	-8.51%	-8.78%	1.16%	1.82%	3.27%	3.72%
iMGP Alternative Strategies Fund Inv	-8.62%	-9.09%	0.90%	1.56%	3.02%	3.47%
ICE BofA US 3-Month Treasury Bill	0.14%	0.17%	0.63%	1.11%	0.64%	0.60%
Bloomberg Aggregate Bond Index	-10.35%	-10.29%	-0.93%	0.88%	1.54%	1.76%
Morningstar Multistrategy Category	-4.18%	-3.08%	1.90%	1.99%	2.57%	2.71%
Inst Class Gross Expenses 1.72%, Net Expenses 1.44%, Adjusted Expeneses 1.30%

iMGP High Income Alternatives Fund (inception 9/28/2018)	-7.85%	-6.02%	2.02%			2.27%
Bloomberg Aggregate Bond Index	-10.35%	-10.29%	-0.93%			1.27%
ICE BofAML U.S. High Yield TR USD Index	-14.04%	-12.66%	-0.04%			1.29%
Morningstar US Fund Nontraditional Bond Category	-6.68%	-6.96%	-0.07%			0.62%
Gross Expenses 1.44%, Net Expenses 0.98%

iMGP SBH Focused Small Value Fund (Inception 7/31/2020)	-19.78%	-17.51%				10.92%
Russell 2000 Value	-17.31%	-16.28%				20.17%
Morningstar Small Value Category	-15.10%	-12.02%				22.25%
Gross Expenses 1.48%, Net Expenses 1.15%

iMGP Oldfield Internatl Value Fund (Inception 11/30/2020)	-16.72%	-18.95%				-0.04%
MSCI EAFE Value NR USD	-12.12%	-11.95%				1.77%
Morningstar Fund Foreign Large Value	-13.30%	-13.12%				1.96%
Gross Expenses 1.52%, Net Expenses 0.94%

iMGP DBi Managed Futures Strategy ETF (NAV) (Inception 5/7/2019)	26.24%	25.04%	15.03%			15.25%
iMGP DBi Managed Futures Strategy ETF (Price)	25.60%	25.49%	15.37%			15.58%
SG CTA	21.14%	20.74%	10.40%			10.34%
Morningstar US Fund Systematic Trend	15.94%	14.34%	7.73%			7.78%
Gross Expenses 0.95%, Adjusted Expenses 0.85%

iMGP DBi Hedge Strategy ETF (NAV) (inception 12/17/2019)	-6.02%	-6.42%				8.16%
iMGP DBi Hedge Strategy ETF (Price)	-6.07%	-6.42%				8.08%
Morningstar US Fund Long-Short Equity Category	-9.65%	-6.58%				2.90%
Gross Expenses 0.85%

iMGP Dolan McEniry Corporate Bond Instl (inception 9/28/2018)	-9.06%	-9.75%	-0.59%			1.31%
iMGP Dolan McEniry Corporate Bond Inv (inception 5/17/2019)	-9.14%	-9.92%	-0.91%			-0.31%
Bloomberg US Intermediate Credit Index	-8.52%	-8.96%	-0.14%			1.82%
Bloomberg US Aggregate Bond TR USD	-10.35%	-10.29%	-0.93%			1.27%
US Fund Corporate Bond Category	-13.86%	-13.92%	-1.04%			1.35%
Inst Class Gross Expenses 096%, Net Expenses 0.70%

iMGP RBA Responsible Global Allocation ETF (NAV) Inception 2.1.2022)	-11.61%					-11.61%
iMGP RBA Responsible Global Allocation ETF (Price)	-11.72%					-11.72%
65/35 Blend of MSCI ACWI Index & Bloomberg US Aggregate Bond Index	-13.35%					-13.35%
Morningstar US Fund World Allocation Category	-11.32%					-11.32%
Gross Expenses 0.75%, Net Expenses 0.69%

Past performance does not guarantee future results. Index performance is not illustrative of fund performance. An investment cannot be made directly in an index. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. To obtain the performance of the funds as of the most recently completed calendar month, please visit www.imgpfunds.com. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The Equity, International and Alternative Strategies Funds all have contractual fee waivers in effect through April 30, 2023. The Advisor has agreed to limit the expenses of the High Income Alternatives, SBH Focused Small Value, Oldfield International Value and Dolan McEniry Corporate Bond Funds through April 30, 2023. See the Prospectus for more information.

Performance does not reflect taxes a shareholder might incur on the sale of shares. Performance does not reflect fees or commissions a shareholder may pay on the purchase or sale of shares.

A commission may apply when buying or selling shares of an ETF.

MSCI index returns source: MSCI. Neither MSCI nor any other party involved in or related to compiling, computing, or creating the MSCI data makes any express or implied warranties or representations with respect to such data (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability, or fitness for a particular purpose with respect to any of such data. Without limiting any of the foregoing, in no event shall MSCI, any of its affiliates, or any third party involved in or related to compiling, computing, or creating the data have any liability for any direct, indirect, special, punitive, consequential, or any other damages (including lost profits) even if notified of the possibility of such damages. No further distribution or dissemination of the MSCI data is permitted without MSCI’s express written consent. Source note: Returns prior to 1999 are the MSCI ACWI ex-US GR index. Returns from 1999 onwards are MSCI ACWI ex-US NR index.

Fund Summary	5

Dear Fellow Shareholder,

It’s been a rough year, with equity markets down more than 20% and “low-risk” bond markets registering low double-digit losses. The S&P 500 dropped 16.1% for the second quarter and is down 20% for the year, after being down as much as 24% through mid-June. Foreign stocks fared slightly better with Developed international markets (MSCI EAFE Index) down 14.5% for the quarter and 19.6% YTD. Emerging Market stocks (MSCI Emerging Markets Index) held up a bit better, dropping 11.4% for the quarter, and down 17.6% YTD.

Core investment-grade bonds were pummeled again in the second quarter, with the benchmark Bloomberg U.S. Aggregate Bond Index (the “Agg”) dropping 4.7%. This puts the “safe-haven” Agg down an incredible 10.3% for the year to date — its worst first-half ever. In other segments of the fixed-income market, high-yield bonds (ICE BofA Merrill Lynch U.S. High Yield Cash Pay Index) fell 9.9% and floating rate loans (S&P/LSTA Leveraged Loan index) dropped 4.5% for the quarter. For the year to date through the end of June, these indexes are down 14.0% and 4.6%, respectively.

As we have long pointed out, core bonds are not low-risk or defensive assets in an inflationary (rising interest rate) environment. Taken together with the equity bear market, this is by far the worst first-half performance for a traditional “60/40” balanced portfolio (60% S&P 500/40% Aggregate Bond Index) since at least 1950, down 16.1%. The previous worst first half was in 1962, down 12%.

Portfolio diversification into “non-traditional” asset classes, non-core and flexible fixed-income strategies, and alternative strategies can be particularly valuable in an inflationary or stagflationary environment. We saw this in the first half of the year. Trend-following managed futures strategies led the way posting 20%-plus returns, benefiting from short positions in bond and stock markets, and long exposures to commodities and the US dollar. It’s worth noting the benchmark SG Trend Index has now outperformed both global stocks (MSCI ACWI) and core bonds (the Agg) by wide margins over the past three and five years through the end of June.

Given this macro backdrop, the iMGP Funds family offers several strong options that we believe can improve the risk-adjusted performance of a traditional stock/bond balanced portfolio: namely, our DBi Managed Futures Strategy ETF, DBi Hedge Strategy ETF, Alternative Strategies Fund, High Income Alternatives Fund, RBA Responsible Global Allocation ETF and Dolan McEniry Corporate Bond Fund.

For more risk-tolerant investors, our high-conviction, concentrated equity funds seek to generate long-term capital growth exceeding passive indexes. They can serve as core equity holdings, or as satellite positions around core equity-market index allocations.

We believe the iMGP Funds can fill a valuable role within diversified investment portfolios. Each Fund is sub-advised by highly disciplined, deeply experienced, and skilled investors who we believe can outperform their respective benchmarks and peer groups over full market cycles.

We strongly encourage shareholders to read the enclosed individual fund and ETF semi-annual reports for portfolio manager commentary and performance details.

As always, we thank you for your continued trust and confidence. Our commitment and confidence are reflected in the collective personal investments in the funds by iMGP management, employees, and the Funds’ trustees and portfolio managers of over $15 million, as of June 30, 2022.

6	Litman Gregory Funds Trust

Sincerely,

Jeremy DeGroot, President and Portfolio Manager

Jack Chee, Portfolio Manager

Jason Steuerwalt, Portfolio Manager

Kiko Vallarta, Portfolio Manager

Fund Summary	7

iMGP Equity Fund (MSEFX)

The iMGP Equity Fund lost 27.13% in the first half of 2022, lagging the 21.1% decline for the fund’s Russell 3000 Index benchmark and the 19.26% loss for the Morningstar Large Blend category. Since the fund’s inception on December 31, 1996, the fund’s 7.58% annualized return is slightly behind the benchmark return of 8.59% but ahead of its peer group’s 7.13% return.

Performance as of 6/30/2022
	Average Annual Total Returns
	Year to Date Return	One- Year	Three- Year	Five- Year	Ten- Year	Since Inception (12/31/1996)
iMGP Equity Fund	-27.13%	-26.41%	3.17%	5.76%	9.91%	7.58%
Russell 3000 Index	-21.10%	-13.87%	9.77%	10.60%	12.57%	8.59%
S&P 500 Index	-19.96%	-10.62%	10.60%	11.31%	12.96%	8.61%
Morningstar Large Blend Category	-19.26%	-11.87%	8.42%	9.21%	10.99%	7.13%

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain standardized performance of the funds, and performance as of the most recently completed calendar month, please visit www.imgpfunds.com. The Advisor has contractually agreed to waive fees or limit the expenses of the fund through April 30, 2023.

Performance of Managers

Of the fund’s six sub-advisors, only one (Nuance Investments) outperformed their respective benchmark in the first half of 2022. Of the remaining managers, one manager (Fiduciary Management) performed in line, while the others underperformed. The fund’s sole growth manager, Sands Capital, suffered one of their worst absolute and relative performances in the six-month period, losing 50.11% and lagging the Russell 1000 Growth benchmark by 22.04% in the period. (Returns are net of sub-advisor management fees.)

Key Performance Drivers

In the first half of 2022, both sector allocation and stock selection had negative impacts on performance. It is important to understand that the portfolio is built stock by stock and that sector weightings are a residual of the bottom-up, fundamental stock-picking process employed by each sub-advisor. That said, we do report on the short-term relative performance of both sector weights and stock selection to help shareholders understand the drivers of recent performance. It is also important to remember that the performance of a stock over a relatively short period tells us nothing about whether it will be a successful position; that is only known at the point when the stock is sold.

At the overall sector level, Consumer Discretionary, Industrials, and Real Estate were the three contributors. The portfolio’s consumer discretionary exposure benefitted from better relative stock performance, but this was partially offset by an overweight (17.08% vs. 11.45%) to an underperforming sector relative to the benchmark. Within the sector, Amazon.com was a meaningful detractor (down 36.3%) in the period. The stock is owned by both Sands Capital and Davis Advisors. Davis says the stock’s performance reflects the near-term uncertainty in e-commerce growth following accelerated adoption of e-commerce during the pandemic. In addition, excess capacity along with wage and fuel inflation are negatively impacting Amazon’s current e-commerce margins, leading some investors to question whether the e-commerce business is structurally less profitable than previously thought. While Amazon’s cloud business continues to perform very well on both the top and bottom-lines, growth could slow over the next few quarters if concerns about the economy materialize.

Sectors that detracted most from performance in the period were communication services, health care, and energy. The negative impact from communication services was primarily due to stock selection. Sea Limited was a leading detractor, falling 70.11%. Sea is an internet business in Southeast Asia that operates leading platforms for video games (Garena), ecommerce (Shopee), and digital financial services (SeaMonkey). Sands Capital says Sea’s core geographic market benefits from several secular trends—including above-average economic growth, young demographics, and low digital adoption levels—that the team believes will underpin strong growth for its core businesses. Sands says Sea’s shares have contended with several headwinds over the past several quarters, including the sell-off in high-growth, high-valuation stocks and company-specific headwinds (e.g., Tencent’s stock sale and voting restructuring, India’s gaming ban and ecommerce exit, and slowing gaming growth). The market’s elevated focus on near-term profitability has also weighed on Sea, but the company’s first-quarter results strengthened Sands’ conviction in the profit potential of what they view as its biggest growth driver: Shopee, its ecommerce segment.

Shopee grew gross merchandise volume and revenue by 39% and 64%year-over-year, respectively, well ahead of consensus expectations. Loss per order improved in both Southeast Asia & Taiwan, and the company committed to the segment breaking even in 2023. Loss per order also improved in Brazil. Shopee remains the crux of the investment case. Sands believes that Shopee can ultimately account for nearly a fifth of total retail sales in Taiwan and Southeast Asia, with profitability driven by take-rate expansion and cost dilution.

8	Litman Gregory Funds Trust

Outside of ecommerce, Sea’s digital financial services business grew revenue 360% year-over-year and losses narrowed to $125 million from $150 million in the prior quarter. Gaming, which Sands doesn’t view as a core growth driver but still attracts investor focus due to its historical importance to the overall business, met expectations. Today, Sands views Sea’s long-term risk/reward profile as among the most attractive in their portfolio. They continue to view the company as the best-positioned business to capture the growth opportunity in Southeast Asia over the next decade as it caters to the population’s underserved retail, financial services, and digital entertainment needs.

Another detractor in communication services was Meta Platforms, which was owned by two managers, Bill Nygren of Harris Associates and Fiduciary Management. FMI’s view is that Meta is the #1 social media company globally, with incredible scale (2.7bn users), network effects, and best-in-class advertising ROI. The company’s ability to evolve its engagement models in a shifting social media landscape highlights its durability. As a result of its leading reach and high engagement, the company has built a dominant position in the secularly growing digital advertising market. There’s opportunity to improve monetization on multiple fronts including the messaging platforms and outside the United States. Meta’s e-commerce and augmented reality/virtual reality efforts also provide optionality. Pricing headwinds from Apple’s iOS changes, a shift of engagement towards Reels which monetizes at a lower rate than Feed and Stories, competition (TikTok), investment spend in the Metaverse, and recession fears have weighed on the stock. The stock has a great balance sheet, better than average long-term growth prospects, and trades at a discount to the market (~12x depressed earnings, before accounting for $44bn of net cash). FMI wants to give management some time to see how they navigate the current fundamental challenges before taking any further action.

While energy exposure was an overall detractor, EOG Resources, owned by Bill Nygren of Harris Associates was a top contributor in the period, gaining 28.83%. In the team’s view, EOG Resources is one of the best positioned U.S. energy companies as its focus on capital productivity made it a true low-cost producer. At a broad level, Nygren believes EOG Resources is a rare exploration and production company that generates unusually high returns on its acreage position while sustaining those returns by reloading the inventory base with additional unusually high-return acres. In his estimation, EOG Resource’s new CEO Ezra Yacob is off to a favorable start, adding on to a management team that strives to optimize operations for value creation and capitalize on positive developments in the external environment.

Specific to the stock’s recent performance, EOG Resources’ share price benefitted from the surge in energy prices in the first quarter due to the crisis in Ukraine. In addition, the company released its fourth-quarter earnings report revealing a 100 basis point increase in oil production year-over-year with capital expenditures flat sequentially and below consensus estimates. Guidance for 2022 remained in-line with estimates, and management plans to increase oil production by 4% year-over-year due to their belief that drilling is the best use of capital with 20 years of premium inventory. Management also believes the company will be able to offset inflation fully with drilling efficiencies. A $1 per share special dividend was awarded to shareholders for the second straight quarter while maintaining the regular $0.75 per share dividend. Despite its strong balance sheet relative to peers, management also said the company intends to build cash in 2022. Later, EOG Resources delivered good first-quarter earnings results, as production grew 2% quarter-over-quarter and finished above consensus expectations. Importantly, Nygren and his team find that the company’s absolute results are solid, and appreciated management’s commitment to returning 60% of its free cash flow to shareholders. They met with EOG’s new CEO Ezra Yacob in the second quarter, who reiterated the company’s goal to reduce finding and development costs every year and organically replenish drilling inventory. EOG also remains ready and willing to buy back stock in a downturn opportunistically.

Within industrials, CK Hutchison Holdings was leading performance contributor in the period. The FMI team says the company is a blue-chip holding conglomerate that owns relatively defensive, quality businesses (telecom, infrastructure, retail, etc.). The company has taken steps to create value over the past couple years (sale-and-leaseback of European tower assets, deconsolidation of Husky Energy, etc.), yet the stock price has barely budged. Despite a strong balance sheet, based on FMI’s estimates the stock trades at around a 50% discount to net asset value. Based on 2022 estimated earnings, the stock trades, at only ~5 times earnings and pays a healthy dividend (5% yield). FMI believes the current stock price undervalues the business. However, sentiment has been weak as the company has been less aggressive with shareholder returns (buying back stock, increasing the dividend) than investors had expected following the tower sale. FMI had written a letter to management and the board to encourage additional activity on this front, but was disappointed with their subsequent conversation with management, and have concerns they may pursue M&A. FMI sold their position in April, and rolled the proceeds into Sodexo, an investment where they have higher conviction: a simple, defensive compounder, which is cheap and out of favor, but one where they have greater confidence in management creating shareholder value.

Fund Summary	9

Top Contributors for the Six Months Ended June 30, 2022
Holding	Weight %	Return %	Contribution %	Benchmark Weight %	Sector
EOG Resources Inc	1.25	28.83	0.31	0.16	Endergy
CalMaine Foods	0.51	33.58	0.20	—	Consumer Staples
Cigna Corp	1.14	15.81	0.14	0.19	HealthCare
CK Hutchison Holdings Ltd	0.64	11.71	0.12	—	Industrials
Reinsurance Group of America	1.24	8.48	0.10	0.02	Financials
The Travelers Companies Inc	0.62	9.26	0.10	0.10	Financials
Dollar General Corp	1.76	4.51	0.07	0.12	Consumer Discretionary
American International Group Inc	0.18	7.26	0.07	0.11	Financials
Equity Commonwealth REIT	1.00	6.29	0.06	—	Real Estate
Clorox Co	0.34	11.34	0.05	0.04	Consumer Staples

Top Detractors for the Six Months Ended June 30, 2022
Holding	Weight %	Return %	Contribution %	Benchmark Weight %	Sector
Netflix Inc	1.82	(70.97)	(1.99)	0.32	Communication Services
Sea Ltd ADR	1.20	(70.11)	(1.42)	—	Communication Services
Dexcom Inc	1.24	(86.12)	(1.29)	0.09	HealthCare
Amazon.com Inc	3.36	(36.29)	(1.29)	2.84	Consumer Discretionary
Meta Platforms Inc Class A	1.96	(52.06)	(1.14)	1.21	Communication Services
Alphabet Inc Class A	4.62	(24.78)	(1.11)	1.79	Communication Services
Block Inc Class A	1.13	(61.95)	(0.97)	0.12	Information Technology
GoHealth Inc Ordinary Shares - Class A	0.49	(84.22)	(0.96)	—	HealthCare
Shopify Inc	0.64	(77.32)	(0.92)	—	Information Technology
Capital One Financial Corp	3.73	(27.54)	(0.89)	0.13	Financials
General Motors Co	1.65	(45.83)	(0.88)	0.14	Consumer Discretionary

Portfolio Mix

The Equity Fund portfolio is the result of six bottom-up stock pickers with diverse investment approaches building concentrated portfolios. Therefore, the portfolio often looks quite different from its benchmark. For example, it is common for the fund to have meaningful sector over- or underweights. As of mid-year, the fund was 9.7% overweight to the consumer discretionary sector (20.3% vs. 10.6%) and underweight to the information technology sectors by an equal amount (15.7% vs. 25.5%). The fund is also overweight to the finance and communication services sectors—8.7% and 4.3% overweight relative to Russell 3000 Index, respectively.

The fund’s position in foreign equities increased slightly from the start of the year (up from 15% to 16.2% through mid-year). The fund’s weighted-average market cap stands at close to $240 billion at the end of June, while its median market cap is $39.4 billion (both figures are lower than where they stood at the start of the year).

We believe the fund comprises an eclectic mix of highly skilled, disciplined, and opportunistic stock pickers who have the potential to add significant additional value through concentrating in only their highest-conviction names.

Portfolio Breakdown as of 06/30/2022

By Sector	Fund	Russell 3000	+/-
Finance	20.3%	11.6%	8.7%
Consumer Discretionary	20.3%	10.6%	9.7%
Information Technology	15.7%	25.5%	-9.8%
Communication Services	12.4%	8.1%	4.3%
Health Care & Pharmaceuticals	13.4%	14.9%	-1.5%
Industrials	7.6%	8.9%	-1.2%
Consumer Staples	4.5%	6.4%	-1.9%
Real Estate	2.7%	3.7%	-1.0%
Utilities	0.3%	3.0%	-2.8%
Energy	1.2%	4.4%	-3.2%
Materials	0.0%	2.9%	-2.9%
Cash	1.6%	0.0%	1.6%

10	Litman Gregory Funds Trust

By Market Cap	By Region

Small Cap < $6.1 billion Mid Cap >$6.1 Billion<$33.9 billion Large Cap >$33.9 billion

Significant Post June 30 Event

iM Global Partner Fund Management, the Investment Advisor for iMGP Equity Fund, is making significant changes to the fund’s line up of Subadvisors that includes the addition of a dedicated small/mid-cap manager as well as expanding each manager’s ability to own their highest-conviction ideas globally (the fund has always had the flexibility to invest globally but it is now a formal part of its investment objective). These changes were made with an effective date of August 1, 2022.

While these changes are material in scope, we believe them to be consistent with the fund’s original premise when it was launched back in 1996. It is with enthusiasm and confidence that we share details and rationale behind these changes.

Current managers Sands Capital, Fiduciary Management Inc., Harris Associates, and Davis [<<clean up names]—all long-time Subadvisors on the fund—were removed effective close of business on July 29, 2022. Polen Capital and Scharf Investments were being added and will manage sleeves alongside Nuance Investments, who will remain on the fund.

In total the new manager line-up includes four separate strategies as outlined below:

Strategy: Global Large-Cap Growth (20%)

Sub-Advisor: Polen Capital

Managers: Damon Ficklin and Jeff Mueller

Global Large-Cap Value (30%)

•	Sub-Advisor: Scharf Investments

•	Managers: Brian Krawez and Gabe Houston

Global Small and Midcap (SMID) Growth (20%)

•	Sub-Advisor: Polen Capital

•	Manager: Rob Forker

Global Mid-Cap Value (30%)

•	Sub-Advisor: Nuance Investments

•	Managers: Scott Moore and Chad Baumler

The changes are the result of an in-depth analysis focused on configuring a combination of managers we believe to be skilled in a way that can deliver the alpha we expected when we originally launched the fund. It reflects what we’ve learned after decades of research on active managers both in terms of the skills and discipline that give a manager an edge and how to craft and oversee mandates that individually and in combination maximize the odds of success—defined as materially beating a passive benchmark after fees.

Fund Summary	11

We continue to believe, as we did when the fund was launched in 1996, that allowing skilled managers to own only their highest-conviction ideas is better than owning more-diversified portfolios because owning a large number of names leads to more index-like performance. We don’t believe in paying fees that are higher than those charged by index funds to get index-like performance. An additional benefit to these changes is a reduction in the operating expense ratio as IM Global Partner Fund Management has contractually agreed to limit the expenses of the fund to 0.98% through at least April 30, 2023.

We also continue to believe that giving managers latitude in the types of stocks they can own can confer an advantage over managers who are more tightly constrained to a “style box.” Those beliefs underlay the original premise of the fund to seek skilled managers, give them broad flexibility, limit them to their highest-conviction ideas, and create diversification by choosing managers with complementary styles to reduce risk. We believe that the revised configuration of fund preserves, if not enhances, those foundational concepts.

12	Litman Gregory Funds Trust

iMGP Equity Fund Managers

INVESTMENT MANAGER	FIRM	TARGET MANAGER ALLOCATION	MARKET CAPITALIZATION OF COMPANIES IN PORTFOLIO	STOCK-PICKING STYLE	BENCHMARK
Christopher Davis Danton Goei	Davis Selected Advisers, L.P.	15%	Mostly large companies	Blend	S&P 500 Index
Pat English Jonathan Bloom	Fiduciary Management, Inc.	15%	All sizes	Blend	S&P 500 Index
Bill Nygren	Harris Associates L.P.	15%	Mostly large- and mid-sized companies	Value	Russell 3000 Value Index
Clyde McGregor	Harris Associates L.P.	15%	All sizes, but mostly large- and mid-sized companies	Value	Russell 3000 Value Index
Scott Moore Chad Baumler	Nuance Investments, LLC	15%	All sizes	Value	Russell 3000 Value Index
A. Michael Sramek	Sands Capital Management, LLC	25%	All sizes, but mostly large- and mid-sized companies	Growth	Russell 1000 Growth Index

iMGP Equity Fund Value of Hypothetical $10,000

The value of a hypothetical $10,000 investment in the iMGP Equity Fund from December 31, 1996 to June 30, 2022 compared with the Russell 3000 Index and Morningstar Large Blend Category

The hypothetical $10,000 investment at fund inception includes changes due to share price and reinvestment of dividends and capital gains. The chart does not imply future performance. Indexes are unmanaged, do not incur fees, expenses or taxes, and cannot be invested in directly.

Performance quoted does not include a deduction for taxes that a shareholder would pay on the redemption of fund shares.

Fund Summary	13

iMGP Equity Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2022 (Unaudited)

Shares		Value

COMMON STOCKS: 98.4%

Communication Services: 12.4%
3,990	Alphabet, Inc. - Class A*	$8,695,247
886	Alphabet, Inc. - Class C*	1,938,081
2,610	Charter Communications, Inc. - Class A*	1,222,863
5,600	Liberty Broadband Corp. - Class C*	647,584
23,850	Meta Platforms, Inc. - Class A*	3,845,813
10,790	Netflix, Inc.*	1,886,847
22,898	Sea Ltd. - ADR*	1,530,960
25,800	Tencent Holdings Ltd. - ADR	1,171,062

		20,938,457

Consumer Discretionary: 20.3%
17,010	Alibaba Group Holding Ltd. - ADR*	1,933,697
50,580	Amazon.com, Inc.*	5,372,102
2,450	Booking Holdings, Inc.*	4,285,025
16,150	Dollar General Corp.	3,963,856
77,280	General Motors Co.*	2,454,413
25,810	Hilton Worldwide Holdings, Inc.	2,876,266
22,860	JD.com, Inc. - ADR	1,468,069
23,190	Lear Corp.	2,919,389
6,600	Lithia Motors, Inc.	1,813,746
42,440	Prosus N.V. - ADR	555,540
36,000	Sodexo S.A.*	2,527,263
25,900	Sony Group Corp.	2,117,772
28,355	Thor Industries, Inc.	2,118,969

		34,406,107

Consumer Staples: 4.5%
76,290	Beiersdorf AG - ADR	1,556,316
14,097	Cal-Maine Foods, Inc.	696,533
8,744	Clorox Co. (The)	1,232,729
164,319	Henkel AG & Co. KGaA - ADR	2,507,508
12,181	Kimberly-Clark Corp.	1,646,262

		7,639,348

Energy: 1.2%
18,400	EOG Resources, Inc.	2,032,096

Financials: 20.3%
77,300	Ally Financial, Inc.	2,590,323
44,300	Bank of America Corp.	1,379,059
41,015	Bank of New York Mellon Corp. (The)	1,710,736
14	Berkshire Hathaway, Inc. - Class A*	5,725,300
11,400	Berkshire Hathaway, Inc. - Class B*	3,112,428
56,360	Capital One Financial Corp.	5,872,149
44,050	Charles Schwab Corp. (The)	2,783,079
44,600	Citigroup, Inc.	2,051,154
759,900	GoHealth, Inc. - Class A*	454,344
17,000	Reinsurance Group of America, Inc.	1,993,930
4,779	Travelers Cos., Inc. (The)	808,272
40,320	US Bancorp	1,855,526
104,640	Wells Fargo & Co.	4,098,749

		34,435,049

Health Care: 13.4%
22,049	Baxter International, Inc.	1,416,207
9,730	Cigna Corp.	2,564,050
40,359	Dentsply Sirona, Inc.	1,442,027
27,772	DexCom, Inc.*	2,069,847
19,517	Edwards Lifesciences Corp.*	1,855,872
5,923	ICU Medical, Inc.*	973,682

Shares		Value

Health Care (continued)
85,400	Koninklijke Philips N.V.	$1,837,637
51,665	LivaNova Plc*	3,227,513
90,583	Smith & Nephew Plc - ADR	2,529,077
6,600	UnitedHealth Group, Inc.	3,389,958
8,852	Universal Health Services, Inc. - Class B	891,485
4,624	Zimmer Biomet Holdings, Inc.	485,797

		22,683,152

Industrials: 7.6%
17,475	Carlisle Cos., Inc.	4,169,710
24,325	Ferguson Plc	2,718,518
24,575	General Electric Co.	1,564,690
95,900	KAR Auction Services, Inc.*	1,416,443
33,229	Knorr-Bremse AG - ADR	472,849
31,350	PACCAR, Inc.	2,581,359

		12,923,569

Information Technology: 15.7%
1,019	Adyen N.V.*(a)	1,480,635
9,454	Atlassian Corp. Plc - Class A*	1,771,680
24,127	Block, Inc.*	1,482,845
15,040	Cloudflare, Inc. - Class A*	658,000
34,190	Intel Corp.	1,279,048
4,994	Intuit, Inc.	1,924,887
36,000	Micron Technology, Inc.	1,990,080
6,774	ServiceNow, Inc.*	3,221,172
27,500	Shopify, Inc. - Class A*	859,100
8,898	Snowflake, Inc. - Class A*	1,237,356
29,270	TE Connectivity Ltd.	3,311,901
9,512	Twilio, Inc. - Class A*	797,201
33,636	Visa, Inc. - Class A	6,622,592

		26,636,497

Real Estate: 2.7%
22,300	CBRE Group, Inc. - Class A*	1,641,503
99,500	Cushman & Wakefield Plc*	1,516,380
49,303	Equity Commonwealth - REIT*	1,357,311

		4,515,194

Utilities: 0.3%
19,065	United Utilities Group Plc - ADR	482,726

TOTAL COMMON STOCKS (Cost $145,045,995)		166,692,195

Principal Amount

SHORT-TERM INVESTMENTS: 1.6%

REPURCHASE AGREEMENTS: 1.6%
$2,682,037	Fixed Income Clearing Corp. 0.240%, 6/30/2022, due 07/01/2022 [collateral: par value $1,313,900, U.S. Treasury Inflation Index Bond, 3.625%, due 04/15/2028 value $2,736,138] (proceeds $2,682,055)	2,682,037

TOTAL SHORT-TERM INVESTMENTS (Cost $2,682,037)		2,682,037

TOTAL INVESTMENTS (Cost: $147,728,032): 100.0%		169,374,232

Other Assets in Excess of Liabilities: 0.0%		7,369

NET ASSETS: 100.0%		$169,381,601

The accompanying notes are an integral part of these financial statements.

14	Litman Gregory Funds Trust

iMGP Equity Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2022 (Unaudited) (Continued)

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
REIT	Real Estate Investment Trust
*	Non-Income Producing Security.
(a)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under Securities Act of 1933.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	15

iMGP International Fund (MSILX)

The iMGP International Fund lost 22.46% in the first half of 2022, lagging the 19.57% decline for the fund’s MSCI EAFE benchmark and the 19.25% loss for the Morningstar Foreign Large Blend category. Since the fund’s inception on December 1, 1997, the fund’s 5.93% annualized return is ahead of both the benchmark return of 4.35% and its peer group’s 3.63% return. Note that effective October 1, 2021 the fund changed its primary benchmark from the MSCI ACWI Index to the MSCI EAFE Index to reflect the current managers’ emphasis on investing in developed markets.

Performance as of 6/30/2022
	Average Annual Total Returns
	Year to Date Return	One- Year	Three- Year	Five- Year	Ten- Year	Since Inception (12/1/1997)
iMGP International Fund	-22.46%	-20.26%	0.18%	0.24%	3.88%	5.93%
MSCI ACWI ex US Index NET	-18.42%	-19.42%	1.35%	2.50%	4.83%	4.71%
MSCI EAFE Index NET	-19.57%	-17.77%	1.07%	2.20%	5.40%	4.35%
Morningstar Foreign Large Blend Category	-19.25%	-18.72%	1.14%	1.89%	4.82%	3.63%

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain standardized performance of the funds, and performance as of the most recently completed calendar month, please visit www.imgpfunds.com. The Advisor has contractually agreed to waive a portion of its management fee through April 30, 2023.

Performance of Managers

Of the fund’s three sub-advisors, only one (Mark Little, Lazard Asset Management) outperformed their respective benchmark in the first half of 2022. David Herro (Harris Associates) underperformed his value benchmark, while the Polen Capital team trailed their growth benchmark.

Key Performance Drivers

In the first half of 2022, both sector allocation and stock selection had negative impacts on performance. It is important to understand that the portfolio is built stock by stock and that sector weightings are a residual of the bottom-up, fundamental stock-picking process employed by each sub-advisor. That said, we do report on the short-term relative performance of both sector weights and stock selection to help shareholders understand the drivers of recent performance. It is also important to remember that the performance of a stock over a relatively short period tells us nothing about whether it will be a successful position; that is only known at the point when the stock is sold.

Selection within three sectors—industrials, information technology, and materials—contributed to returns in the first half of 2022. The portfolio’s industrial exposure benefited from CAE, a Canadian provider of pilot training services primarily for the civil aviation and defense markets. This holding is owned by Mark Little, who believes the company has exposure to the structural increase in demand for pilots, given the growth in air travel, aging demographics of certified pilots, and the ongoing regulatory requirement to maintain pilot skills. As the pandemic ensued, management has taken costs out of the business and has made accretive acquisitions, positioning the company to be larger and more profitable in the recovery. Now, pilots laid off during the pandemic are starting to work again and have urgent training requirements, leading to significant order intake for CAE’s civil business. On the defense side, the company has won a record number of orders from their pipeline before defense budget increases were announced—putting its book-to-bill ratio above 1x for the first time in four years. Additionally, CAE is the training provider for the German Air Force so should benefit from material defense spending increases in coming years.

Glencore, owned by David Herro, had a strong first half and was a leading contributor within the materials sector.

Herro notes that his team likes that Glencore is run by smart, hyper-competitive and value-focused managers with a focus on improving asset returns. In his estimation, Glencore differentiates itself from other miners with its trading business that provides high returns and cash flow with low cyclicality and significant barriers to entry. They appreciate the company’s leading market positions in attractive commodities and believe existing mining operations will benefit from normalized prices, higher volumes, lower costs, and the move towards a low carbon economy.

In Herro’s view, Glencore delivered a solid fiscal year 2021 earnings report as financial metrics improved materially year-over-year. In the marketing segment, earnings handily bested expectations ($3.7 billion vs. $3.5 billion). In metals, earnings increased to $2.5 billion from $1.7 billion for the year-ago period due to strong demand, supply constraints and inventory drawdowns. Herro’s team met with CEO Gary Nagle and CFO Steve Kalmin and discussed the massive impact the crisis in Ukraine is having on Glencore’s markets. As customers bypass Russian oil, natural gas and coal, the tightened supply translated to large price increases. In particular, European nations are now buying coal at elevated prices as a replacement for Russian natural gas, leading to stronger than expected free cash flow. Management also noted that the company now has 27 assets either in sale processes or under consideration on top of the nine assets already sold as part of the

16	Litman Gregory Funds Trust

portfolio simplification. In April, the company’s first-quarter production report showed strong performance from coal, which Herro found important given the high prices in the first quarter. Later, Glencore reached settlements for the U.S., U.K. and Brazil investigations with figures that look to align with the $1.5 billion provision from fiscal year 2021. Herro appreciates that Glencore is in strong financial shape in terms of its balance sheet and current cash flow generation and believe the company is well positioned to move forward with dividends and share repurchase programs. In June, Glencore provided a positive trading update, as marketing earnings for the first-half are expected to exceeded $3.2 billion, which is the at the top end of the company’s long-term earnings range for a fiscal year.

Despite overall stock selection being negative in the health care sector, the fund’s top contributor in the first half of 2022 was Bayer (owned by Herro). In his determination, Bayer’s merger with Monsanto creates the best agriculture business in the world within its vertical markets in terms of size and quality. Despite some recent glyphosate-related litigation issues, he believes Bayer’s collaboration with Monsanto should deliver benefits to its crop sciences business from increased channel access in the U.S. thanks to Monsanto’s direct dealings with farmers and expanded application of its seed growth solutions on additional quantities of Monsanto seed, which would afford a pathway to near-term revenue synergies. Bayer’s pharmaceutical business developed blood thinning drug XARELTO®, which is in wide use and has an excellent outlook over the medium-term, in Herro’s view, given that its patent is held until at least 2023 (or beyond depending on the country). In addition to its crop sciences and pharmaceutical businesses, Bayer is a leading global provider of over-the-counter consumer health products and possesses a robust portfolio of brands (including Aleve™, Alka Seltzer™, Claritin™, Afrin™ and MiraLAX™, among others), which supports a healthy level of continuing cash flow.

Bayer reported strong earnings results for 2021, in Herro’s view, with growth exceeding expectations across divisions. Notably, the crop science division delivered 11% growth, staging a robust recovery following two years of an agriculture downcycle and competitive challenges. Management’s increased guidance for crop sciences in 2022 calls for 7% organic growth and a 25-26% margin, which Herro believes is a key positive for the segment as it signals a long-awaited favorable transition toward profitable growth. In the pharmaceuticals division, revenue growth of more than 7% also bested expectations, supported by a strong recovery of Eylea, continued growth of Xarelto and the ramp of new products. Moreover, Bayer’s pipeline enjoyed notable successes in the period, including a favorable read-out for cancer drug Nubeqa. The Harris Associate’s team spoke with Bayer CFO Wolfgang Nickl who noted that tailwinds are robust in the business today. Notably, he expressed confidence in both the pricing and competitive backdrop in the crop sciences business as rate increases are layering into sales growth and cost cuts begin to come through. Bayer’s first quarter earnings report showed strength, in Herro’s view, surpassing consensus estimates across the board. In the crop business, growth accelerated 60% from herbicides as industry-wide capacity shortages led to windfall pricing and volume share gains for the company. However, supply and demand for glyphosate is expected to normalize in the second half of 2022. Without the tailwind from herbicides, the crop business still grew over 10% and margins improved ahead of forecasts as well. Strong consumer growth persisted and is now 27% above pre-Covid-19 levels. The pharma segment was the weakest as sales were pressured by volume-based pricing impacts on Xarelto, this is consistent with expectations and management still expects roughly flat product revenue for the year.

Turning to portfolio detractors for the period, ICON was a material drag on performance within the health care sector. The co-portfolio manager team at Polen Capital contends that ICON remains one of the world’s largest contract research organizations, structuring, administering, and delivering successful drug trial outcomes for the global biopharma industry. ICON completed a transformational acquisition in July 2021 when it acquired PRA Health Sciences, a deal that roughly doubled the company’s breadth and reach. The integration is going well with minimal employee and customer attrition. The team believes the company is well positioned to grow sales and profits at a steady clip in the coming five years. Deal synergies are being realized, including the tax benefits accruing from ICON’s Ireland domicile being applied to PRA’s US operations. Shares have underperformed this year as ICON’s valuation multiple compressed. Though some investors harbor cyclical concerns about early-stage funding drying up for venture backed biotech companies, such businesses account for less than 15% of ICON’s revenues. Further, management does not believe this cohort is at risk for funding shortfalls. Polen is looking through investor concerns and believes ICON’s business has superior scale and process management capabilities enabling it to win share within a steadily growing market. These views support Polen’s conviction that ICON can continue growing its earnings at a mid-teens rate for the next five years. Shares trade at ~17x forward 12 months earnings.

Although overall stock selection within the information technology sector was positive for the fund in the first half of 2022, Worldline, owned by Herro, was a large detractor. Herro appreciates Worldline’s position as a leader in European payments, and believes it has a long growth runway ahead due to Europe’s lower cashless penetration and higher levels of bank payment in-sourcing when compared to the U.S. He believes the payments industry is structurally attractive with high recurring revenues, low customer churn and strong free cash flow generation. In Herro’s view, Worldline’s revenue acceleration, which is driven by e-commerce business, travel recovery and synergy opportunities, is underappreciated by the market.

Early in the first quarter, Worldline completed its acquisition of Axepta Italy, a strategic partnership with BNL. It now owns 80% of Axepta Italy, which is a significant bank acquirer in the country. The partnership with BNL is in merchant services and is part of Worldine’s strategy to increase its presence across Europe. Worldline later posted strong fiscal year earnings results as revenue (EUR 3.69 billion vs. EUR 3.66 billion) and free cash flow (EUR 407 million vs. EUR 390 million) exceeded analysts’ estimates. Herro appreciated that fourth-quarter organic growth reached 12% versus the year-ago period and improved about 7% on a two-year basis, driven by merchant services’ 15.1% organic growth year-over-year. Moreover, Worldline’s organic revenues continued to progressively improve each quarter in 2021, leading to 6.8% organic growth for the full year, and margins improved 220 basis points in 2021 to reach 25.3%. The company also entered into an

Fund Summary	17

agreement with Apollo Funds for the sale of its terminals, solutions & services business for a total consideration of EUR 2.3 billion in February. Management also struck a bullish tone on deal prospects in the coming year and highlighted that its pipeline is as full as it has ever been. Worldline also released an update on its exposure to the situation in Ukraine. It is enforcing all applicable sanctions and confirmed its exposure to business related to Russia was limited, accounting for just 1.5% of estimated 2021 pro forma revenue. Later, the company delivered a strong set of first-quarter earnings results, as exhibited by its 15.3% growth, of which 11.6% was organic growth. The merchant acquiring business drove much of this growth given: (1) the continued double-digit growth of the merchant count, (2) strong recovery in offline retail and travel, (3) ongoing cash to cashless transitions and (4) recent mergers and acquisitions. In addition, Worldline announced that CFO Eric Heurtaux would step down and be replaced by Gregory Lambertie who currently runs strategy, mergers and acquisitions and public/regulatory affairs at Worldline. In Herro’s estimation, the replacement could prove to be a good upgrade. The Harris Associates team met with CEO Gilles Grapinet in June, who expressed that the business is doing well, supported by a healthy European consumer in the second quarter. Overall, the investment thesis for the company remains intact.

Stock selection within the consumer discretionary sector was negative over the first six months. Evolution Gaming, owned by the team at Polen Capital, was a headwind to performance. They own Evolution Gaming because it is the world’s premier digital back-end solutions provider to the gaming industry. The business is poised to enjoy secular growth for a generation as gaming transforms from a destination-based experience to one enjoyed at home. Over the next 10-20 years, they believe gaming will increasingly shift out of the casino and into consumers’ homes via digital connectivity over the internet, cellular devices and connected TVs. This transition is just beginning in some important markets like the US and should largely flow through Evolution Gaming’s solutions. The company white labels live gaming so that casino operators can engage with consumers by offering a full suite of games from slots to game shows, to table games. The front-end experience bears the casino operator’s branding and management, but the games are administered by Evolution. Over the last quarter Evolution shares underperformed as investor sentiment soured on consumer discretionary businesses. This is linked to macro-oriented fears that consumer spending could wane from here. At roughly 20x forward 12-month earnings the team feels the stock is compellingly valued now given a long-term view that the company can compound earnings at greater than 20% per annum.

Top Contributors for the Six Months Ended June 30, 2022
Holding	Weight %	Return %	Contribution %	Benchmark Weight %	Sector
Bayer AG	1.98	13.66	0.39	0.4	Healthcare
Glencore PLC	1.30	8.71	0.24	0.38	Materials
Incitec Pivot	0.45	31.62	0.23	0.00	Materials
Hensoldt AG	1.23	2.21	0.04	0	Information Technology
Grupo Televisa SAB ADR	1.45	-12.00	0.02	—	Communication Services
JD.com Inc	0.01	-22.41	-0.01	0	Consumer Discretionary
Kering	0.18	-1.10	-0.04	0.3	Consumer Discretionary
CAE Inc	2.43	-2.66	-0.06	—	Industrial
Informa PLC	2.15	-8.22	-0.15	0.07	Communication Services
Sampo Oyj Class A	2.54	-7.09	-0.16	0.15	Financials
CocaCola European Partners	2.57	-7.16	-0.17	0.07	Consumer Staples

Top Detractors for the Six Months Ended June 30, 2022
Holding	Weight %	Return %	Contribution %	Benchmark Weight %	Sector
SAP SE	3.26	-34.74	-1.23	0.74	Information Technology
Credit Suisse Group AG	2.62	-41.09	-1.18	0.13	Financials
Icon PLC	3.38	-30.03	-1.16	—	HealthCare
Evolution Gaming	2.67	-36.08	-1.11	0.12	Consumer Discretionary
adidas AG	2.38	-37.90	-1.02	0.27	Consumer Discretionary
Worldline SA	2.68	-33.64	-0.97	0.07	Information Technology
Siemens Healthineers AG	2.76	-31.50	-0.95	0.11	HealthCare
Ryanair Holdings PLC ADR	3.23	-34.28	-0.94	—	Industrials
Temenos AG	1.82	-37.95	-0.81	0.04	Information Technology
Accenture PLC Class A	2.02	-32.65	-0.79	—	Information Technology

18	Litman Gregory Funds Trust

Portfolio Mix

The International Fund portfolio is the result of three bottom-up stock pickers with diverse investment approaches building concentrated portfolios. Therefore, the portfolio often looks quite different from its benchmark. For example, it is common for the fund to have meaningful sector over- or underweights. As of mid-year, the fund was 8.3% overweight to the technology sector (16.1% vs. 7.8%) and underweight to the consumer staples and materials sectors by 6.0% and 6.3%, respectively. There were no significant changes in sector weightings over the first half of the year.

The fund’s position across different countries and regions did not materially change since the start of 2022. A significant overweight to Europe (84.4% versus 63.1% in the index) remains in place. The fund also remains without exposure to Japan—which is a 22.3% weighting with the index.

We believe the fund comprises an eclectic mix of highly skilled, disciplined, and opportunistic stock pickers who have the potential to add significant additional value through concentrating in only their highest-conviction names.

Portfolio Breakdown as of 06/30/2022

By Sector	Fund	iShares EAFE ETF	+/-
Finance	20.3%	17.6%	2.7%
Consumer Discretionary	14.2%	11.3%	2.9%
Information Technology	16.1%	7.8%	8.3%
Communication Services	9.0%	5.0%	4.0%
Health Care & Pharmaceuticals	9.9%	13.8%	-3.9%
Industrials	14.4%	14.9%	-0.5%
Consumer Staples	4.8%	10.9%	-6.0%
Real Estate	0.0%	2.9%	-2.9%
Utilities	5.5%	3.5%	1.9%
Energy	0.0%	4.7%	-4.7%
Materials	1.2%	7.5%	-6.3%
Cash	4.6%	0.0%	4.6%

By Region	By Market Cap

Fund Summary	19

By Region	Fund	iShares EAFE ETF	+/-
Europe	84.4%	63.1%	21.3%
North America	5.4%	1.0%	4.3%
Asia ex-Japan	5.4%	4.8%	0.7%
Japan	0.0%	22.3%	-22.3%
Latin America	1.4%	0.1%	1.3%
Africa	0.0%	0.0%	0.0%
Australia/New Zealand	0.0%	8.0%	-8.0%
Middle East	3.4%	0.7%	2.7%
Other Countries	0.0%	0.0%	0.0%

* Cash is excluded from calculation.

20	Litman Gregory Funds Trust

iMGP International Fund Managers

INVESTMENT MANAGER	FIRM	TARGET MANAGER ALLOCATION	MARKET CAPITALIZATION OF COMPANIES IN PORTFOLIO	STOCK-PICKING STYLE	BENCHMARK
David Herro	Harris Associates L.P.	33.33%	All sizes, but mostly large- and mid-sized companies	Value	MSCI World ex U.S. Value Index
Mark Little	Lazard Asset Management, LLC	33.33%	All sizes	Blend/Relative Value	MSCI World ex U.S. Index
Todd Morris, Daniel Fields	Polen Capital Management LLC	33.33%	All sizes	Growth	MSCI EAFE Index

iMGP International Fund Value of Hypothetical $10,000.

The value of a hypothetical $10,000 investment in the iMGP International Fund from December 1, 1997 to June 30, 2022 compared with the MSCI EAFE Index and Morningstar Foreign Large Blend Category.

The hypothetical $10,000 investment at fund inception includes changes due to share price and reinvestment of dividends and capital gains. The chart does no imply future performance. Indexes are unmanaged, do not incur fees, expenses or taxes, and cannot be invested in directly.

Performance quoted does not include a deduction for taxes that a shareholder would pay on the redemption of fund shares.

Fund Summary	21

iMGP International Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2022 (Unaudited)

Shares		Value

COMMON STOCKS: 94.9%

Argentina: 0.6%
2,300	MercadoLibre, Inc.*	$1,464,801

Australia: 1.2%
566,700	Glencore Plc*	3,068,475

Canada: 2.7%
272,913	CAE, Inc.*	6,725,296

China: 5.9%
3,562,000	China Longyuan Power Group Corp. Ltd. - Class H	6,947,418
73,314	Prosus N.V.*	4,840,111
66,300	Tencent Holdings Ltd.	3,010,761

		14,798,290

Denmark: 2.0%
38,531	Carlsberg A/S - Class B	4,909,474

Finland: 2.6%
150,318	Sampo Oyj - Class A	6,539,083

France: 10.7%
120,000	BNP Paribas S.A.	5,707,554
567,425	Engie S.A.	6,578,855
6,290	Kering S.A.	3,264,592
7,510	LVMH Moet Hennessy Louis Vuitton SE	4,629,804
173,600	Worldline S.A.*(a)	6,415,218

		26,596,023

Germany: 20.7%
30,575	Adidas AG	5,401,855
24,160	Allianz SE	4,607,158
58,300	Bayer AG	3,460,171
53,091	Continental AG	3,695,864
91,291	CTS Eventim AG & Co. KGaA*	4,778,455
94,115	Daimler AG	5,440,705
157,718	Daimler Truck Holding AG*	4,111,940
197,602	Hensoldt AG	4,985,760
90,780	SAP SE	8,261,616
132,520	Siemens Healthineers AG(a)	6,729,374

		51,472,898

Ireland: 6.8%
41,110	ICON Plc*	8,908,537
120,314	Ryanair Holdings Plc - ADR*	8,091,117

		16,999,654

Israel: 3.2%
1,526,215	Israel Discount Bank Ltd. - Class A	7,993,233

Italy: 1.4%
434,618	GVS SpA(a)*	3,552,542

Mexico: 1.4%
410,270	Grupo Televisa SAB - ADR	3,356,009

Netherlands: 5.3%
8,660	ASML Holding N.V.	4,175,169
73,728	EXOR N.V.	4,622,483
222,163	Universal Music Group N.V.	4,483,910

		13,281,562

South Korea: 1.2%
15,610	NAVER Corp.	2,896,096

Shares		Value

Spain: 4.1%
110,740	Amadeus IT Group S.A.*	$6,215,320
215,590	Siemens Gamesa Renewable Energy S.A.*	4,065,869

		10,281,189

Sweden: 2.6%
71,582	Evolution AB(a)	6,511,239

Switzerland: 4.3%
1,099,738	Credit Suisse Group AG*	6,257,993
51,650	Temenos AG	4,405,386

		10,663,379

United Kingdom: 10.4%
358,184	CNH Industrial N.V.	4,152,855
138,595	Coca-Cola European Partners Plc	7,106,935
604,211	Informa Plc*	3,890,796
10,592,750	Lloyds Banking Group Plc	5,459,609
699,870	Sage Group Plc (The)	5,408,685

		26,018,880

United States: 7.8%
17,743	Accenture Plc - Class A	4,926,344
33,916	Aon Plc - Class A	9,146,467
60,104	Medtronic Plc	5,394,334

		19,467,145

TOTAL COMMON STOCKS (Cost $274,800,048)		236,595,268

Principal Amount

SHORT-TERM INVESTMENTS: 3.4%

REPURCHASE AGREEMENTS: 3.4%
$8,588,473	Fixed Income Clearing Corp. 0.240%, 6/30/2022, due 07/01/2022 [collateral: par value $4,207,100, U.S. Treasury Inflation Index Bond, 3.625%, due 04/15/2028 value $8,761,096] (proceeds $8,588,530)	8,588,473

TOTAL SHORT-TERM INVESTMENTS (Cost $8,588,473)		8,588,473

TOTAL INVESTMENTS (Cost: $283,388,521): 98.3%		245,183,741

Other Assets in Excess of Liabilities: 1.7%		4,254,600

NET ASSETS: 100.0%		$249,438,341

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
L.P.	Limited Partnership
*	Non-Income Producing Security.
(a)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under Securities Act of 1933.

The accompanying notes are an integral part of these financial statements.

22	Litman Gregory Funds Trust

iMGP Oldfield International Value Fund

The iMGP Oldfield International Value Fund declined 16.72% in the six-month period, compared to losses of 12.12% for the MSCI EAFE Value Index and a 13.30% decline for the Morningstar Foreign Large Value Category.

Performance as of 6/30/2022
	Year to Date Return	One-Year	Average Annual Total Return Since Inception 11/30/2020)
iMGP Oldfield International Value Fund	-16.72%	-18.95%	-0.04%
MSCI EAFE Value NR USD	-12.12%	-11.95%	1.77%
MSCI EAFE NR USD	-19.57%	-17.77%	-6.35%
Morningstar Fund Foreign Large Value	-13.30%	-13.12%	1.96%
Past performance does not guarantee future results. Index performance is not illustrative of fund performance. An investment cannot be made directly in an index. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. To obtain the performance of the funds as of the most recently completed calendar month, please visit www.imgpfunds.com. Investment performance reflects fee waivers and expense limitations in effect through April 30, 2023. In the absence of such waivers, total return would be reduced.

In the first six months of 2022, the iMGP Oldfield International Value Fund and its MSCI EAFE Value benchmark fell by less than the broader MSCI EAFE Index. Value is doing better, as one might expect, given its propensity to have lower starting valuations and is helping protect capital in the current environment. At the end of June, the Financial Times reported that equity markets had suffered their worst first half performance in more than 50 years after the declines seen so far in 2022, triggered by the Federal Reserve curtailing Quantitative Easing. Risks remain around further de-rating and earnings expectations. At the stock level, companies are facing severe margin pressures across the board owing to rising interest rates, wages, input costs, pricing pressures and concerns around end demand.

The stocks with the biggest negative impact on relative performance during the period were, Embraer (-51%, total return in local currency), Siemens (-34%), easyJet (-34%), E.on (31%) and Samsung Electronics (-27%).

The share price of Embraer, the Brazilian aircraft manufacturer and leading global producer of regional jets, has been weak given the month-long shutdown in production announced earlier in the year. This is due to a final re-integration of the commercial aviation unit after the aborted bid by Boeing. In addition, the collapse of investor appetite for Special Purpose Acquisition Companies, or SPACS, has also impacted Embraer’s SPAC for its EVE unit. EVE is developing a short range electric vertical take-off and landing ‘flying taxi’ seating five people that will aim to replace helicopters and some taxi routes primarily in urban settings. Whilst we acknowledge that this remains a somewhat speculative endeavour it has more chance of success than most with Embraer’s excellent engineering track record, a €5bn order backlog and targeting commercial operations by 2026. We do not include this in our valuation and yet some analysts are valuing this well in excess of the entire market value of Embraer. Embraer continues to recover from its COVID induced collapse and we see its intrinsic value as significantly higher than today’s level.

Siemens, as a German industrial, has been impacted by the ongoing conflict in the Ukraine which threatens the supply of energy to Germany which is heavily reliant on Russian gas which accounted for some 55% of Germany’s gas consumption (40% for Europe as a whole) before the war. These concerns were heightened by Russia curtailing supplies through the existing Nord Stream 1 pipeline seemingly to prevent Germany building gas inventories over the summer months. We believe the impact on the fundamentals of Siemens has been more than priced into the shares. Earnings projections for Siemens remain flat over the last six months and we note that it is now a global business with only 28% of its workforce based in Germany. If we strip out the current market value of the Siemens Healthineers business which has a separate listing, the forward PE for the Siemens group is around 8x which is very low for the quality of this business. Concerns around energy supply have also impacted E.on, which as the main German energy networks business which should be a relatively defensive share in more normal times. Its valuation has now fallen to 9x price-to-earnings when a more normalised valuation level of 14x is deemed appropriate. It now offers an attractive dividend yield of 6.3% which is 1.8x covered.

The global airline sector has been up ended by COVID followed by the oil price increase. We are witnessing the pent-up demand for foreign holidays recover which paradoxically is shown by the chaos at European airports. The recovery in demand is greater than available airport capacity. These issues should be ironed out over the next few months. Delays in giving airport staff security clearance were one of the main reasons highlighted by the industry for continued travel disruption. The UK’s Department for Transport states that the time taken for security clearance is now 10 days, half the time it took in March. Leisure travel is seen as discretionary spend and hence vulnerable in any downturn. However, given the recovery, as we emerge from two years of COVID induced lockdowns, it is evident that consumers are starting to prioritize services over goods in their spending. We hold a leading low-cost airline in easyJet, who will not only out-compete their legacy rivals but also benefit from consumers trading down.

The stocks with the largest positive impact on the strategy’s relative performance were, in order of their impact, Mitsubishi Heavy Industries (MHI) (+81%, total return in local currency), Bayer (+25%), BT Group (+10%), Sanofi (+13%) and Mitsubishi UFJ Financial (+19%).

Fund Summary	23

MHI, the Japanese industrial conglomerate covering sectors such as energy, aviation, and logistics, is the biggest contributor to fund performance year to date, providing a total return of +81% in local currency terms and, despite the weakness of the Yen, +54% in US dollar terms. In its Energy business it is one of the world’s largest suppliers of power installations from gas turbines to nuclear. Clearly in a world where energy security concerns will be elevated, it has numerous businesses which are highly relevant. It is also a leader in the growing areas of hydrogen and carbon capture technologies that will be needed to reach Net Zero targets. At the end of December last year, Seiji Izumisawa, the Chief Executive of MHI briefed reporters that the group could require a sweeping overhaul and restructuring to focus the group on businesses with the strongest opportunity set. We have been engaging on this issue with the company since we bought the shares in 2017. MHI’s shares were strong from the start of 2022 on the back of the CEO’s comments but since the war in Ukraine began investors have also noted that MHI is Japan’s largest defence contractor.

Over the period, we completed the sales of Nokia and Kansai Electric Power and the purchase of a new position in LG Household & Health Care (LG H&H). In March, we switched some of the Sanofi holding that had been defensive into Fresenius that had suffered a weak share price after its poorly handled results day announcement. LG H&H is a Korean consumer goods company with three core businesses: Home Care & Daily Beauty (HDB), Cosmetics, and Refreshments. Since IPO in 2001, Cosmetics comprise 70% of operating profit and has grown rapidly over the last decade at about 14% per annum, driven primarily by its luxury skin care brand “The History of Whoo” in China. A large part of Whoo sales are to Chinese consumers through resellers buying the products in duty free stores in Korea. This channel has been hit by COVID-related travel restrictions which has seen a 97% fall in Chinese tourist numbers visiting South Korea which has led resellers to seek price discounts. It continues to be impacted by the continued lockdowns in China. On any relaxation of the COVID-related travel restrictions between China and Korea, we expect the revenues to increase. LG H&H’s shares have more than halved in price since their January 2021 peak. We view fair value at 50% above the prevailing price on a two-year view. We have now also taken a third bite in easyJet and hence have reached our limits in adding to that position, with the second bite being the participation in the rights issue. The weighted average upside in the portfolio is now at 55% this this is one of the highest levels seen in recent years.

Portfolio Breakdown as of 06/30/2022

By Sector	Fund	iShares EAFE Value ETF	+/-
Finance	21.7%	25.1%	-3.4%
Consumer Discretionary	9.6%	8.5%	1.1%
Information Technology	4.3%	2.6%	1.7%
Communication Services	7.5%	6.4%	1.2%
Health Care & Pharmaceuticals	15.3%	10.4%	4.9%
Industrials	17.8%	10.2%	7.6%
Consumer Staples	12.1%	8.0%	4.0%
Real Estate	0.0%	4.6%	-4.6%
Utilities	3.1%	6.0%	-2.9%
Energy	4.4%	8.8%	-4.4%
Materials	0.0%	9.4%	-9.4%
Cash	4.2%	0.0%	4.2%

By Region	Fund	iShares EAFE Value ETF	+/-
Europe	60.4%	63.5%	-3.1%
North America	0.0%	0.8%	-0.8%
Asia ex-Japan	17.1%	4.4%	12.7%
Japan	19.4%	22.6%	-3.2%
Latin America	3.1%	0.2%	2.9%
Africa	0.0%	0.0%	0.0%
Australia/New Zealand	0.0%	7.9%	-7.9%
Middle East	0.0%	0.7%	-0.7%
Other Countries	0.0%	0.0%	0.0%

* Cash is excluded from calculation.

24	Litman Gregory Funds Trust

iMGP Oldfield International Value Fund Value of Hypothetical $10,000

The value of a hypothetical $10,000 investment in the iMGP Oldfield International Value Fund from November 30, 2020 to June 30, 2022 compared with the MSCI EAFE Value Index and Morningstar Foreign Large Value Category.

The hypothetical $10,000 investment at fund inception includes changes due to share price and reinvestment of dividends and capital gains. The chart does not imply future performance. Indexes are unmanaged, do not incur fees, expenses or taxes, and cannot be invested in directly.

Performance quoted does not include a deduction for taxes that a shareholder would pay on the redemption of fund shares.

Fund Summary	25

iMGP Oldfield International Value Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2022 (Unaudited)

Shares		Value

COMMON STOCKS: 93.3%

Brazil: 3.0%
72,300	Embraer S.A. - ADR*	$634,794

China: 3.9%
58,700	Alibaba Group Holding Ltd.*	837,296

France: 4.4%
9,324	Sanofi	941,906

Germany: 17.9%
22,397	Bayer AG	1,329,287
79,094	E.ON SE	662,899
32,623	Fresenius SE & Co. KGaA	987,447
8,244	Siemens AG	838,174

		3,817,807

Italy: 4.4%
78,302	Eni SpA	929,234

Japan: 18.6%
10,600	East Japan Railway Co.	542,314
26,500	Mitsubishi Heavy Industries Ltd.	927,481
212,800	Mitsubishi UFJ Financial Group, Inc.	1,138,501
188,600	Nomura Holdings, Inc.	689,770
42,700	Toyota Motor Corp.	657,562

		3,955,628

Netherlands: 4.1%
14,037	EXOR N.V.	880,070

South Korea: 12.5%
12,189	KT&G Corp.	771,569
1,842	LG H&H Co. Ltd.	965,301
847	Samsung Electronics Co. Ltd. - GDR	924,077

		2,660,947

Sweden: 3.4%
85,855	Svenska Handelsbanken AB - Class A	733,641

United Kingdom: 21.1%
708,527	BT Group Plc	1,606,534
191,899	easyJet Plc*	857,258
2,313,079	Lloyds Banking Group Plc	1,192,184
268,677	Tesco Plc	835,026

		4,491,002

TOTAL COMMON STOCKS (Cost $23,199,453)		19,882,325

PREFERRED STOCK: 2.6%

Germany: 2.6%
8,319	Porsche Automobil Holding SE - (Preference Shares)	549,706

TOTAL PREFERRED STOCK (Cost $625,505)		549,706

TOTAL INVESTMENTS (Cost: $23,824,958): 95.9%		20,432,031

Other Assets in Excess of Liabilities: 4.1%		878,759

NET ASSETS: 100.0%		$21,310,790

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
*	Non-Income Producing Security.

The accompanying notes are an integral part of these financial statements.

26	Litman Gregory Funds Trust

iMGP SBH Focused Small Value Fund (PFSVX)

The iMGP SBH Focused Small Value Fund fell 19.78% in the first half of 2022, finishing the period behind the 17.31% loss for the Russell 2000 Value Index benchmark, and the 15.10% decline for the Morningstar Small Value category. Since the fund’s inception in July 2020, the fund has gained 10.92% compared to the 20.17% gain for the benchmark.

Performance as of 6/30/2022
	Year to Date Return	One-Year	Average Annual Total Return Since Inception (7/31/2020)
iMGP SBH Focused Small Value Fund	-19.78%	-17.51%	10.92%
Russell 2000 Value	-17.31%	-16.28%	20.17%
Russell 2000	-23.43%	-25.20%	9.00%
Morningstar Small Value Category	-15.10%	-12.02%	22.25%

Gross Expenses : 1.48%, Net Expenses: 1.15%

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. Short term performance is not a good indication of the fund’s future performance and should not be the sole basis for investing in the fund. To obtain standardized performance of the funds, and performance as of the most recently completed calendar month, please visit www.imgpfunds.com. Returns less than one year are not annualized. The Advisor has contractually agreed to limit the expenses of the fund through April 30, 2023.

Portfolio Commentary from SBH

When it comes to our outlook and positioning, there are two issues that currently frame our thinking. First, supply chain issues continue to plague corporate America. Many of the companies in the portfolio have struggled to show an effective turnaround. The economic slowdown should help this situation and lead to improved production runs, as well as demonstrate the improvements implemented by management teams in recent quarters. There were glimpses of the supply chain improvement and improving visibility of production efficiencies early this year until the Russia/Ukraine war occurred followed shortly by the zero-COVID lockdowns in China which wreaked havoc on normalcy. While we are disappointed by these circumstances, we believe the management teams are pragmatic and creative when identifying solutions that will service customers. Indeed, in meeting with management teams this quarter, we were taken aback to learn that many of them were hoping for a recession to help reset demand factors, in order to speed up the return to “normal” supply chains. The Federal Reserve (Fed) seems to be focused on facilitating this outcome given its recent tightening of interest rates and consequently the cost of capital and liquidity dynamics. While we do not wish for recessions, we believe the portfolio’s companies can manage downturns due to their focus on return improvement.

The other source of disappointment for us during the quarter was our downside capture. This was atypical for our portfolio and due almost exclusively to our significant underexposure to Energy. The sector was a significant headwind during the second quarter (and first half of the year), exacerbated by Energy being over 10% of the index weight (the June Russell index reconstitution cut Energy’s percentage in half). The Russia/Ukraine war materially benefited the sector’s outperformance which is highly dependent on the disruption continuing and global demand holding up. We focus on management teams that have self-help and significant improvement in rates of change on Return on Invested Capital (ROIC) through better decision making and an improved overall focus on culture, incentives, and governance. Companies in the Energy sector offer limited control on many of these factors with profit performance often predicated on the “spot” price of an underlying commodity as opposed to “good people doing the right thing.” For this reason, the portfolio has been historically underweight the sector. At times, this will hurt performance.

As we look to the second half of 2022, we are faced with the daunting task of trying to understand the macro environment and anticipate the effects of the many moving parts well outside the normal economic cycle factors. What we see is not encouraging from an overall economic perspective given the significant increase in interest rates and, accordingly, costs of capital. Additionally, margins broadly are being negatively impacted by the inflation backdrop while demand destruction has just begun. Historically, as companies’ margins degrade, employment starts to show weakening signs. The slew of companies which were able to raise capital over the last couple of years, companies that in our view should not have received a dime under normal capital outlay scenarios, will be facing a reckoning should policymakers be dedicated to getting things back into balance. Until the global central bankers stop the tightening of conditions on a rate of change basis, volatility will remain (inflation-driven bear markets historically are some of the most volatile).

If there is any bright spot in such a scenario, it is that companies executing on well-conceived plans to allocate capital will thrive while those who relied on perpetual easy money will fall by the wayside. Trying to determine whether the monetary authorities or Congress will have the political fortitude to stay the course and let inflationary pressures subside and allow interest rates to find their own level or not is close to being a fool’s errand. We think focusing on putting your capital with management teams that respect capital, proactively prepare

Fund Summary	27

for negative shocks, and can withstand a period of less than robust economic conditions are of utmost importance, and a far better use of our time. We have raised our cash levels over the last few months to improve liquidity in order to redeploy capital into an increasing number of what we feel are attractive opportunities, some of which have already pulled back 80% to 90% over the last year with plenty of financial flexibility and should be positioned for secular tailwinds. We believe the coming months will prove to be some of the most critical in our investment career given the rates of change and systemic risks. We clearly are not perfect, but we are constantly seeking ways to improve our growing team. As always, we appreciate your interest and vote of confidence in our philosophy and process.

Key Performance Drivers

The three sectors that contributed most to the portfolio’s performance relative to its benchmark in the first half of year were Real Estate (driven by selection), Health Care (driven by allocation), and Communication Services (driven by allocation). Real Estate holding Equity Commonwealth was a top contributor on an individual stock basis. Company management team has remained extremely patient in deploying capital over the last couple of years as it was not seeing attractive risk-adjusted return opportunities. As interest rates have risen and overall economic activity is at risk of entering a recession, we see a solid backdrop for the company to be in an enviable position of deploying its significant cash holdings into mispriced opportunities in the market.

Another key stock contributor in the period was Modine Manufacturing, a maker of automotive components. The stock’s performance was driven by the company’s new CEO’s significant rejuvenation of the organization. The management team has adopted a simplification approach to all revenue streams which is eliminating complexity and driving both pricing, margins, and Return on Invested Capital (ROIC) higher. We believe the stock is attractively valued based on the current run-rate of earnings and profitability being generated.

Mercury Systems, a technology company serving the aerospace and defense industry, was the second-largest individual contributor in the period. Our thesis for owning Mercury was driven by the company’s initiative to reduce internal costs, which should improve capital allocation and result in higher margins as defense spending across the globe provides a sizeable tailwind to the business. We believe the business should be attractive to strategic and/or financial organizations, as two activist investors now are represented on the board of directors. We believe the business remains undervalued.

The three sectors that detracted most from the portfolio’s performance relative to its benchmark in the quarter were Energy (driven by allocation), Materials (driven by selection) and Consumer Staples (driven by selection). Materials holding Compass Minerals was the top detractor during the quarter after having been a strong contributor in the first quarter. Compass has faced rapidly rising fuel costs this year, which they have not been able to pass along quickly to customers. We do expect that as their annual contracts renew over the next couple months, they will be able to recover most, if not all, of these higher expenses on a go-forward basis.

Within Consumer Staples, Hain Celestial was the largest detractor. HAIN faced facing significant inflationary and supply chain issues over the last year and the invasion of Ukraine has further accelerated some of these issues. Although HAIN has been very aggressively raising prices to offset these higher costs, the timing of a full recovery and the overall elasticity of their price increases are more in question as demand patterns become less clear going forward.

Six Flags Entertainment was at Consumer Discretionary company that declined in the period. Our thesis for owning Six Flags was driven by the new CEO’s strategy, which is to focus on premium pricing while upgrading the amusement parks to be more family friendly by providing higher quality food and drink offerings. The stock has underperformed as investors worry a recession will cause further pressure on park attendance. We believe the stock is attractively valued; however, the new premium pricing strategy is early in its rollout and therefore we will wait for further evidence it will add value.

Another Consumer Discretionary holding that detracted from relative performance was Gildan Activewear. The reason for adding Gildan to the portfolio centered around the company being the most vertically-scaled and integrated manufacturer of apparel in the U.S. The management team has implemented a “Back to Basics” strategy to focus on simplicity (e.g., reducing selling, general and administrative expenses (SG&A), massively reducing stock-keeping units (SKUs), and exiting an unproductive private label) which has driven ROICs from a historical 14-15% range to ~20%+. We believe the current valuation of the stock is very compelling as the business is not receiving credit for the structural improvements that have been made to its business model and its attractive ROIC profile. The stock has underperformed year-to-date primarily due to concerns around the consumer slowing, cotton price volatility, and the potential for channel destocking. We believe the concerns are reasonable and may be impactful in the short term; however, longer term prospects are compelling as Gildan maintains structurally higher margins and an attractive ROIC profile as more retailers look to near-shore their apparel sourcing for which Gildan is well positioned.

Materials holding, Glafelter Corp. was a top detractor in the period. Our thesis for owning Glafelter was driven by the company’s dominant market share globally in its core engineered material markets which we believed would significantly improve returns and growth; however, the rapid rise of European energy costs has caused a large cost headwind. The management team is aggressively renegotiating contracts with customers and implementing a dynamic pricing model in order to recapture these costs. The largest driver of the company’s underperformance was the worsening situation in Europe which caused earnings to miss expectations. We believe the stock is attractively valued; however, until we see some resolution of the Russia/Ukraine war, which would cause energy prices to fall, the company has to focus on paying down debt.

28	Litman Gregory Funds Trust

While the Energy sector was a large detractor in the period, one the portfolio’s top contributors in the period was PDC Energy. Our thesis for owning PDC Energy was driven by the company’s transformation of refocusing capital towards its highest-return acreage in Colorado while committing to paying down a significant amount of debt. Overall profitability and returns have been buoyed by higher oil and natural gas prices. We view its valuation as attractive given the current level of oil and gas prices; however, prices could remain volatile and influence valuation.

Top Contributors for the Six Months Ended June 30, 2022
Holding	Weight %	Return %	Contribution %	Benchmark Weight %	Sector
PDC Energy Inc	2.21	27.28	0.43	0.46	Energy
Mercury Systems	1.34	20.51	0.28	—	Information Technolgoy
SP Plus Corp	2.96	8.86	0.21	—	Industrials
Equity Commonwealth	2.56	6.29	0.13	0.22	Real Estate
Modine Manufacturing	1.94	4.36	0.10	—	Industrials
Helmerich & Payne Inc	0.05	12.34	0.09	0.31	Energy
KBR Inc	3.46	2.10	0.09	0.06	Industrials
CSG Systems Intl	1.65	4.49	0.06	0.07	Information Technolgoy
Lakeland Financial	0.20	1.12	0.04	0.13	Financials
Southstate Corp	0.05	2.87	0.01	0.45	Financials

Top Detractors for the Six Months Ended June 30, 2022
Holding	Weight %	Return %	Contribution %	Benchmark Weight %	Sector
Glatfelter Corp	2.58	-58.72	-1.93	0.04	Materials
The Hain Celestial Group	3.04	-44.29	-1.57	—	Consumer Staples
Coty Inc Class A	4.22	-23.71	-1.22	—	Consumer Discretionary
Faro Technologies Inc	1.49	-54.91	-1.22	0.03	Information Technolgoy
Regal Rexnord Corp	3.04	-32.94	-1.08	—	Industrials
Compass Minerals Intl	3.65	-30.29	-1.00	—	Materials
Six Flags Entertainment	1.90	-49.04	-0.95	—	Consumer Discretionary
Circor International Inc	2.01	-39.70	-0.85	—	Industrials
Gildan Activewear Inc	2.36	-31.41	-0.81	—	Consumer Discretionary
NCR Corp	3.38	-22.61	-0.74	—	Information Technology

Portfolio Breakdown as of 06/30/2022

By Sector	Fund	Russell 2000 Value	+/-
Finance	16.6%	28.4%	-11.8%
Consumer Discretionary	7.1%	9.6%	-2.5%
Information Technology	12.9%	6.1%	6.8%
Communication Services	0.0%	3.3%	-3.3%
Health Care & Pharmaceuticals	5.0%	11.0%	-6.0%
Industrials	34.4%	12.7%	21.6%
Consumer Staples	6.3%	2.9%	3.4%
Real Estate	3.2%	11.9%	-8.7%
Utilities	0.0%	5.3%	-5.3%
Energy	3.7%	5.0%	-1.3%
Materials	6.9%	3.9%	3.0%
Cash	4.1%	0.0%	4.1%

Fund Summary	29

Summary Statistics

Market Cap Median (bn)	2.4
Weighted Average Market Cap (bn)	2.9
# of Holdings	40

iMGP SBH Focused Small Value Fund Value of Hypothetical $10,000.

The value of a hypothetical $10,000 investment in the iMGP SBH Focused Small Value Fund from July 31, 2020 to June 30, 2022 compared with the Russell 2000 Value Index and Morningstar Small Value Fund Category.

The hypothetical $10,000 investment at fund inception includes changes due to share price and reinvestment of dividends and capital gains. The chart does not imply future performance. Indexes are unmanaged, do not incur fees, expenses or taxes, and cannot be invested in directly.

Performance quoted does not include a deduction for taxes that a shareholder would pay on the redemption of fund shares.

30	Litman Gregory Funds Trust

iMGP SBH Focused Small Value Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2022 (Unaudited)

Shares		Value

COMMON STOCKS: 95.9%

Consumer Discretionary: 7.1%
39,054	Gildan Activewear, Inc.	$1,123,974
24,234	Harley-Davidson, Inc.	767,248
118,634	Modine Manufacturing Co.*	1,249,216
18,718	Six Flags Entertainment Corp.*	406,181

		3,546,619

Consumer Staples: 6.3%
266,468	Coty, Inc. - Class A*	2,134,409
41,534	Hain Celestial Group, Inc. (The)*	986,017

		3,120,426

Energy: 3.7%
14,123	Helmerich & Payne, Inc.	608,136
19,608	PDC Energy, Inc.	1,208,049

		1,816,185

Financials: 16.6%
28,235	Glacier Bancorp, Inc.	1,338,904
38,822	National Bank Holdings Corp. - Class A	1,485,718
27,989	Pacific Premier Bancorp, Inc.	818,398
47,570	Seacoast Banking Corp. of Florida	1,571,713
7,005	SouthState Corp.	540,436
64,688	Umpqua Holdings Corp.	1,084,818
46,542	United Community Banks, Inc.	1,405,103

		8,245,090

Health Care: 4.9%
7,959	ICU Medical, Inc.*	1,308,380
49,000	Orthofix Medical, Inc.*	1,153,460

		2,461,840

Industrials: 34.3%
36,075	Apogee Enterprises, Inc.	1,414,862
16,455	Astec Industries, Inc.	671,035
31,482	AZZ, Inc.	1,285,095
18,707	Beacon Roofing Supply, Inc.*	960,792
52,313	CIRCOR International, Inc.*	857,410
13,466	EnerSys	793,955
39,547	KBR, Inc.	1,913,679
15,799	Mercury Systems, Inc.*	1,016,350
45,016	Quanex Building Products Corp.	1,024,114
11,604	Regal Beloit Corp.	1,317,286
105,966	REV Group, Inc.	1,151,850
57,295	SP Plus Corp.*	1,760,102
31,446	SPX Corp.*	1,661,607
56,411	Sterling Construction Co., Inc.*	1,236,529

		17,064,666

Information Technology: 12.9%
36,256	Belden, Inc.	1,931,357
116,908	Conduent, Inc.*	505,043
15,718	CSG Systems International, Inc.	938,050
50,267	NCR Corp.*	1,563,806
32,173	Progress Software Corp.	1,457,437

		6,395,693

Materials: 6.9%
41,452	Compass Minerals International, Inc.	1,466,986
60,205	Element Solutions, Inc.	1,071,649

Shares		Value

Materials (continued)
127,809	Glatfelter Corp.	$879,326

		3,417,961

Real Estate: 3.2%
57,269	Equity Commonwealth - REIT*	1,576,616

TOTAL COMMON STOCKS (Cost $47,508,274)		47,645,096

TOTAL INVESTMENTS (Cost: $47,508,274): 95.9%		47,645,096

Other Assets in Excess of Liabilities: 4.1%		2,030,260

NET ASSETS: 100.0%		$49,675,356

Percentages are stated as a percent of net assets.

REIT	Real Estate Investment Trust
*	Non-Income Producing Security.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	31

iMGP Alternative Strategies Fund

The iMGP Alternative Strategies Fund (Institutional Share Class) declined 8.51% for the first six months of 2022. During the same period, the ICE BofA 3-Month Treasury Bill Index returned 0.14%, the Morningstar Multistrategy category declined 4.18%, the HFRX Global Hedge Fund Index lost 5.05%, and the Bloomberg U.S. Aggregate Bond Index dropped 10.35%.

Note: Given the phase-out of LIBOR indexes, the fund’s official benchmark has changed to the ICE BofA 3-Month Treasury Bill Index.

Performance as of 6/30/2022
	Average Annual Performance
	Year to Date	One Year	Three Year	Five Year	Ten Year	Since Inception (9/30/11)
iMGP Alternative Strategies Fund Instl	-8.51%	-8.78%	1.16%	1.82%	3.27%	3.72%
iMGP Alternative Strategies Fund Inv	-8.62%	-9.09%	0.90%	1.56%	3.02%	3.47%
ICE BofA US 3-Month Treasury Bill	0.14%	0.17%	0.63%	1.11%	0.64%	0.60%
Bloomberg Aggregate Bond Index	-10.35%	-10.29%	-0.93%	0.88%	1.54%	1.76%
Morningstar Multistrategy Category	-4.18%	-3.08%	1.90%	1.99%	2.57%	2.71%

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Other share classes may impose other fees. To obtain standardized performance of the funds, and performance as of the most recently completed calendar month, please visit wwwpartnerselectfunds.com. The Advisor has contractually agreed to waive a portion of its management fee through April 30, 2023.

Since its inception on September 30, 2011, the fund’s annualized return is 3.72% with a volatility (standard deviation) of 4.72%, and a beta to the U.S. stock market (Russell 3000) of 0.28. This compares to the 3-Month Treasury Bill Index return of 0.60%, the Morningstar Multistrategy category return of 2.71%, the HFRX Global Hedge Fund Index return of 1.86% and the U.S. Aggregate Bond Index return of 1.76%.

The Risk/Return Statistics table below presents some of the key performance metrics that we track for the fund.

iMGP Alternative Strategies Fund, Risk/Return Statistics, 6/30/22
	MASFX	Bloomberg Barclays Agg	Morningstar Multistrategy Category	HFRX Global Hedge Fund
Annualized Return	3.72	1.76	2.71	1.86
Total Cumulative Return	48.15	20.64	33.27	21.88
Annualized Std. Deviation	4.72	3.41	4.25	4.24
Sharpe Ratio (Annualized)	0.67	0.35	0.50	0.31
Beta (to Russell 1000)	0.28	0.03	0.27	0.25
Correlation of MASFX to...	1.00	0.26	0.91	0.87
Worst 12-Month Return	-8.78	-10.29	-5.71	-8.19
% Positive 12-Month Periods	0.83	0.70	0.78	0.71
Upside Capture (vs. Russell 1000)	27.34	6.65	25.38	22.12
Downside Capture (vs. Russell 1000)	27.74	0.04	31.45	31.27
Upside Capture (vs. AGG)	83.64	100.00	69.24	46.45
Downside Capture (vs. AGG)	22.07	100.00	28.36	17.70
Source: Morningstar Inc.
Since inception (9/30/11)

Portfolio Commentary

The fund is down 8.5% for the first half of the year. Without mincing words, this is disappointing to us, both as stewards of your capital as well as fellow shareholders. Part of our goal is preserving capital while generating good absolute returns over a full market cycle. This recent absolute performance is short of what we would have hoped to deliver. But since the Fund’s inception, we have also been clear that shareholders could expect the fund to be down in the mid-single digits during an equity bear market. And we have seen that play out so far this year.

Although the fund trailed the Agg slightly in the second quarter, it is still outperforming by nearly 200 basis points through the first half of the year (and roughly 13 percentage points cumulatively over the last two years).

32	Litman Gregory Funds Trust

We all recognize the main drivers, clear in retrospect: stubbornly high and persistent inflation, exacerbated by Russia’s war in Ukraine, which drove accelerated aggressive monetary tightening by the Fed. This in turn punished long-duration assets: bonds obviously, but also previous market leaders like dominant large cap growth stocks, which had been seen as relative safe havens compared to more cyclical assets, resulting in rich valuation multiples that have been crushed by higher discount rates and fear of slowing growth.

The virtuous cycle of QE is also reversing, draining liquidity from the system and tightening financial conditions when consumer confidence is already extremely low. Much of the financial market commentary and discussion now is of the other shoe dropping, whether it be a technical recession or “just” slowing growth accompanied by falling corporate profits, which would presumably result in further equity market losses. Losses in one or multiple areas of financial markets often drives selling in other parts, causing risk premia to widen even in areas not directly impacted, even including those with reasonably strong fundamentals, producing contagion. The chances of the Fed “threading the needle” and controlling inflation without significantly hurting the economy seem remote at this point. None of this is breaking news, of course, but negative headlines abound. However, without minimizing the challenges (and of course the related “real-world” pain), we think there is reason for cautious optimism.

A lot of bad news and negative sentiment are already priced into financial markets. Things can always be worse than consensus expectations, and we fully recognize the Fed seems committed to breaking inflation almost regardless of the cost to equity markets. However, we think the Alternative Strategies Fund is set up to produce quite attractive performance over the next multiple quarters or more going forward. (This is not to say that returns couldn’t decline further from here in the short or even medium term—they absolutely could.) In the past we have bristled at managers seemingly brushing off periods of weak performance and focusing only on the glorious outlook going forward, as if no one experienced the painful road traveled to arrive at the precipice of the promising future. That is not our intention, but having acknowledged the challenges both in the fund’s recent performance and the economy and markets, we think it is important to maintain a balanced perspective.

The fund’s portfolio has rarely been as attractive as it is currently, in our view. The credit strategies are yielding in the upper single digits on a blended basis (and have some dry powder in cash) with a blended duration under three years. The merger arbitrage portfolio offers an average annualized deal spread well into the teens after holding up relatively well during the difficult first half of the year. Deals can break, spreads can widen, and defaults can increase, but these spread levels have historically been very attractive entry points even if they don’t necessarily mark “the bottom” for merger arbitrage returns, which is of course impossible to time with any precision. The long-short credit strategy has protected capital well through market turmoil, and its fundamental drivers now appear to be at their most attractive since late 2018/early 2019 (which preceded the strategy’s strongest year of performance): credit spreads are wide, volatility is increasing, and there is wide dispersion in company fundamentals and default probabilities, which are still in the early stages of being fully reflected by the market. Lastly, FPA’s portfolio, the largest contributor to returns since inception but the most volatile and highly correlated with the equity market, has unsurprisingly been hit the hardest this year. Without going into detail here, we believe it is also attractive, with a mix of value and quality growth businesses at reasonable valuations, pockets of special situations, and the optionality of a healthy cash balance. The FPA sleeve is the most market-sensitive, but is the smallest allocation within the fund. It also has the highest short-term upside in the event of positive surprises relative to market expectations.

Finally, we will also note that we are in the later innings of research and discussions about adding a new strategy to the fund and will very likely be able to announce something later this year. The strategy would have been extremely beneficial over the last two to four quarters, but is not so geared to a particular macro or market environment that it would have detracted from the fund’s performance in other periods. It should improve the fund’s risk-adjusted returns across different environments and reduce drawdowns like the current one. We have always tried to avoid overreacting to recent events (for example, we evaluated but didn’t add tail-risk strategies following March 2020, to the benefit of returns the rest of the year and in 2021), so we wouldn’t say this is a reaction to performance this year. In fact, strategies of this type have been the subject of our interest and research for several years, and 2022 certainly did nothing to temper our enthusiasm. We are excited about the prospects for the fund going forward, and even more so as we envision it with this likely addition.

Thank you for your investment in the fund. We look forward to updating you at year-end, hopefully with significantly better results.

Performance of Managers

For the first half of 2022, the returns by manager/strategy are as follows: Blackstone Credit Systematic Group down 1.07%; Water Island down 2.73%; DoubleLine down 10.50%; Loomis Sayles down 12.07%; and FPA Contrarian Opportunity strategy down 13.73%. (All returns are net of the management fee charged to the fund.)

Strategy Allocations

The fund’s capital is allocated according to its strategic target allocations: 25% to DoubleLine, 19% each to Blackstone Credit Systematic Group (DCI), Loomis Sayles, and Water Island, and 18% to FPA. We use the fund’s daily cash flows to bring the manager allocations toward their targets when differences in shorter-term relative performance cause divergences.

Fund Summary	33

CURRENT TARGET STRATEGY ALLOCATIONS AS OF JUNE 30, 2022

Manager Commentaries

Blackstone Credit Systematic Group (formerly DCI):

The Blackstone Long-Short Systematic Credit strategy returned -1.07% (net of fees) in H1, after returning -0.04% (net) in Q2, even as the S&P 500 declined 21%, credit indices dropped 14%, and the U.S. 10-year Treasury returned -11% for the first half. Risk-repricing dominated the market as valuations declined along with higher discount rates and on growing fears of a profits slowdown and potential recession. Rates moves have been very large as the Treasury yields rocketed higher on the torrid inflation data and the Fed’s move to jumbo-sized rate hikes; and interest rate volatility hit crisis levels as the MOVE index matched its Covid heights. High yield index spreads were nearly 300 bps wider over the 6 months and the VIX index jumped up to end the quarter at 29. Only oil bucked the trend as crude rallied further and WTI closed June at about $106.

The long-short systematic credit strategy continued to deliver mixed performance as both the bond sleeve and CDS overlay delivered only modest alpha gains for the first half and the contribution from residual betas was negative. The net contribution on credit beta, which is well matched in the portfolio, was a few bps negative. The rates contribution accounted for most of the strategy’s underperformance for H1. The portfolio is well-hedged out the rate curve but retains some residual exposure to front-end yields. This net duration has been close to 1⁄2 year, which accounts for about -0.80% to portfolio performance amidst the move higher in Fed funds this year. Given the aggressive Fed pricing already in the market, this exposure becomes a modest tailwind going forward and, indeed, was a small positive contributor in Q2.

The alpha environment has continued to be challenging amidst the beta-dominant market moves, and we are eagerly anticipating an opportunity to generate more consistent alpha as the market finally differentiates along fundamentals in the second half. The alpha potential has gotten large as spreads, volatilities, and dispersion of fundamentals and default probabilities are all elevated. The CDS strategy delivered small positive gains, led by gains from short retail and short autos positions and mostly offset by long transports and energy. Alpha in the bond sleeve was a small positive as our long positions, especially in energy held up well.

Our portfolio views have not changed much and we continue to see balanced positioning across recovery names in the portfolio, which remains comforting amidst the new reopening. Energy continues to be attractive to us, despite the market rally, because the sector recovery has gained traction and the longer-term prospects—particularly so given higher oil prices—look positive relative to spread levels. The portfolio risk spend is, as usual, concentrated in idiosyncratic names and the portfolio continues to be unusually neutral in most sectors. We are long in energy and newly long again in consumer goods (favoring some selective retail and consumer brands). We also are broadly neutral, running a bit underweight, in financials. We remain long in technology (especially consumer-facing and networking) and short in telecoms.

DoubleLine:

For the six months ended June 30, 2022, the DoubleLine Opportunistic Income portfolio performed approximately in-line with the Bloomberg US Aggregate Bond Index return of -10.35%.

34	Litman Gregory Funds Trust

Market Environment

This period in the markets was a rather unfavorable investment environment as inflation readings remained high and the Federal Reserve (Fed) consequently pursued hawkish monetary policy. Specifically, the Fed hiked its policy rate by 150 basis points during the period and also announced the official tapering of its asset purchasing (QE) program. US Treasury yields rose rapidly, with total increases of 222 basis points for 2-year notes and 150 basis points for 10-year notes. The response from financial assets was unfavorable across-the-board as both stocks and bonds experienced steep declines. In total for the period, the Bloomberg US Treasury Index fell 9.14%, the Bloomberg Investment Grade Corporate Bond Index fell 14.39%, the Bloomberg High Yield Bond Index fell 14.19%, and the S&P 500 Index fell 19.96%.

Relative Performance Discussion

The Opportunistic Income portfolio maintained a large allocation to fixed income credit throughout this period, consistent with its opportunistic mandate. The portfolio’s benchmark, the Bloomberg US Aggregate Bond Index, perennially maintains a roughly 70% allocation to government-backed assets. Our portfolio was able to perform in-line with the Agg Index, despite its higher credit risk, due to active duration management and asset allocation. In terms of duration management, the portfolio consistently maintained a lower duration than the Index which bolstered relatively performance as rates rose sharply. As for asset allocation, most of the credit sectors in the portfolio outperformed the credit allocation in the Index, resulting in some additional boost to relative performance.

The top-performing sectors in the portfolio over this period were non-Agency CMBS and non-Agency RMBS. These sectors generated high levels of monthly interest income which helped offset price declines from rising rates and rising credit risk premiums. In addition, strong property valuations caused generally high levels of borrower equity and therefore reduced or created non-existent incentives for default. The worst-performing sectors were Agency MBS and emerging market debt. The emerging market holdings experienced credit spread widening during the latter portion of this performance period as recessionary fears gripped global markets. Agency MBS experienced duration-related price declines as well as some negative sentiment in the market stemming from the Federal Reserve’s tapering of monthly asset purchases.

Forward Outlook

With the Federal Reserve taking strong measures to tighten financial conditions, we expect volatility in financial markets to remain elevated. Consequently, we will continue to manage the Opportunistic Income portfolio with a sizeable allocation to fully secured assets with low structural leverage, such as residential and commercial mortgage loans. On the corporate side, we see some risks to corporate earnings in the coming quarters and will therefore continue to take a more targeted approach to investing in these assets. Exposures will be selected on a line item basis and will often include out-of-index assets.

FPA:

Performance Overview

The FPA Contrarian Opportunity strategy declined 10.88% (net of fees) in 2022’s second quarter and declined 12.69% for the trailing twelve months. The Fund generated 85.0% of the average of the S&P 500 and MSCI ACWI NR USD’s (“MSCI ACWI”) return in the trailing twelve months, underperforming its 74.6% average net risk exposure.1

During the first half of 2022, from its peak on January 5th to the end of June, the MSCI ACWI declined more than 20%. As discussed in prior commentaries, we had been concerned about inflation and were running the portfolio more invested than the recent past in an effort to protect purchasing power. With an average net risk exposure of 73% during this same period, the Fund was not immune to the market selloff, capturing 67% of the average market decline (based on the average return of the S&P 500 and MSCI ACWI indices).2

The decline in global equity indexes was broad-based, leaving little unscathed, with energy as one of the few exceptions, as rising interest rates, high inflation, fears of a weakening economy, and greater caution around funding risky, money-losing companies. Market declines can be psychologically difficult, but are to be expected, and can be used to allocate capital towards re-priced and newly attractive opportunities. We are predisposed to lean into price weakness by adding to what we believe are quality businesses at increasingly attractive prices, acquiring debt at equity-like returns, building positions in long-admired franchises, and occasionally seeking out opportunities in distressed and deeply out-of-favor situations.

[1]

Risk assets are any assets that are not risk free and generally refers to any financial security or instrument, such as equities, commodities, high-yield bonds, and other financial products that are likely to fluctuate in price. Risk exposure refers to the Fund’s exposure to risk assets as a percent of total assets. The Fund’s net risk exposure as of June 30, 2022 was 75.1%.

[2]

The recent market decline for the MSCI ACWI index began January 5, 2022 and is ongoing. During the period Jan 5, 2022 through June 30, 2022, the S&P 500 and the MSCI ACWI NR USD declined 20.42% and 20.57%, respectively; while the Fund declined 13.77% during the same period.

Fund Summary	35

Portfolio discussion

Exhibit B: Trailing Twelve-Month Contributors and Detractors as of June 30, 20223

Contributors	Perf. Cont.	Avg.% of Port.	Detractors	Perf. Cont.	Avg.% of Port.
Glencore	0.56%	2.2%	LG Corp	-2.63%	1.1%
Meggitt	0.51%	0.2%	Meta Platforms	-1.51%	2.5%
LPL Financial	0.28%	1.0%	Charter Communications	-0.83%	2.4%
Aon	0.28%	2.2%	Naspers & Prosus	-0.77%	2.2%
American International Group	0.25%	2.8%	Citigroup	-0.73%	2.2%

	1.86%	8.4%		-6.48%	10.4%

In the last twelve months, the Fund’s top five performers contributed 1.9% to its return, while its bottom five detracted 6.5%. We believe that some of these ups and downs might prove ephemeral, but we address where our thesis is being validated or where it might be broken.

Glencore is one of the largest globally diversified commodity businesses operating both industrial and marketing businesses. Importantly, we believe Glencore operates in a genuinely shareholder-oriented manner. We purchased Glencore off-and-on from 2018 through 2020 at what we believe is a single digit multiple of normal earnings power. The opportunity presented itself when investors were less willing to own commodity sensitive businesses due to a period of low inflation and general disregard for valuation. Net of distributions of above average cyclical profits likely to be earned in 2022, we believe the company still trades at an attractive valuation relative to its long-term earnings power, justifying its continued presence in the portfolio.

Our investment thesis on the names that have detracted from performance have not materially changed but we highlight the following two.

Prosus’ stock price has declined along with the values of their investment portfolio. Our thesis has somewhat improved as management recently announced a share repurchase program that will be funded, in part, by periodic and partial sales of its Tencent holding. Given that its stock price trades at a greater than 35% discount to its estimated net asset value (NAV), share repurchases should be accretive. The Company’s stock price has appreciated 26% since the announcement.4

Charter Communications, one of the portfolio’s investments in the US cable industry, is an example of us leaning into fear. This investment has underperformed in the last year but still trades above the Fund’s cost basis. The industry has been plagued by fears of video cord cutting, and competition from 5G and Fiber to the Home. This allowed us to buy and to continue to hold Charter Communications. This business trades at what we believe is a reasonable valuation and we think should have attractive growth in free cash flow over the next decade. We expect that it will allocate that free cash flow in the best interest of shareholders, given that it is controlled by owner-operators.

The Contrarian Opportunity portfolio had net risk exposure at the end of the second quarter of 75.51%, marginally higher (just 1%) than its exposure at the end of the first quarter. We added eight new positions to the portfolio and exited four in the quarter. Some of the new positions in the portfolio include CarMax and investments in convertible bonds.

CarMax has three operating segments: used retail, used wholesale, and used auto lending. The general market decline and recession concerns have caused its stock price to decline by almost half since it peaked in Q4 2021. CarMax is the largest US company in the used car retail space. We think CarMax has the opportunity to gain share in the market due to its strong wholesale business, historically good returns on capital, and an excellent management team that invests for the future and allocates capital with an owner-oriented mindset.5 Recessionary concerns are valid as their lending business, in particular, will likely be hurt. We would not be surprised to see its stock price decline as a result and would consider the opportunity to increase the portfolio’s stake at that time.

Convertible Bonds—High-yield exposure in the portfolio fell to just 1.0% in Q4 of last year. We explained in Q4 2021 this low exposure was because of historically low yields and spreads to Treasuries. Since Q4, the U.S. high-yield bond index has declined 10% as both Treasury yields have increased, and credit spreads have widened. We have begun to see some compelling risk-adjusted opportunities in convertible bonds specifically for the first time since 2000. Many stocks have seen a tremendous decline in price, particularly those companies that are still in their earlier stages with business models that have yet to be optimized. Some of these companies had raised money to fund their growth via convertible bonds initially with yields of 1% and lower. With the conversion price now well out of the money due the decline in

Past Performance is no guarantee, nor is it indicative, of future results.
[3]

Reflects the top five contributors and detractors to the Fund’s performance based on contribution to return for the trailing twelve months (“TTM”). Contribution is presented gross of investment management fees, transactions costs, and Fund operating expenses, which if included, would reduce the returns presented. The information provided does not reflect all positions purchased, sold or recommended by FPA during the quarter. It should not be assumed that recommendations made in the future will be profitable or will equal the performance of the securities listed.

Past performance is no guarantee, nor is it indicative, of future results.
[4]

Source: Prosus announcement, June 27, 2022. Appreciation is in Euros, the local currency. https://www.prosus.com/news/the-group-announces-the-beginning-of-an-open-ended-share-repurchase-programme-of-prosus-and-naspers-shares/

[5]	Source: FPA, recent Company filings, Automotive News. As of June 30, 2022.

36	Litman Gregory Funds Trust

their stock prices, the bonds have traded down and now offer what we believe are attractive yields to intermediate term maturities that leave some optionality should these businesses succeed. If this is the case, we would expect the market to reward them with a higher stock price that should translate to a higher bond price; and an outside chance that the convertible feature pays off prior to maturity. The average yield-to-maturity of these bonds is currently 11.5%, 310 basis points better than the 8.4% yield currently offered in the U.S. high-yield market.6 The allocation to these bonds is small for now, but we are hopeful a combination of a further increase in interest rates and continued stock market volatility may allow us to increase the allocation to this space.

Outlook (observations on current environment)

We are often asked about our “outlook.” Which is kind of funny because we have never made a market forecast and, like everyone else, are regularly surprised by world events. While there is always plenty to worry about (insert list of worries), we agree with Jamie Dimon, who on JP Morgan’s second quarter 2022 call, in response to a question about pending economic hurricanes, observed “going through a storm,—that gives us opportunities, too. I always remind myself the economy will be a lot bigger in 10 years, we’re here to serve clients through thick or thin.” There will always be a place in the portfolio for good businesses at good prices, and you should expect to see the portfolio’s risk exposure increase should those prices become attractive. As always, we will be conservative in our underwriting, and let price be our guide.

Despite our no-market prediction philosophy, we do think it is useful to observe current conditions and pricing for financial assets, in order to avoid potholes, focus research attention and calibrate risk appetite.

In bonds, we mentioned the initial fruits of our labor in convertible bonds. Stepping back, we would observe that the U.S. high-yield market is approaching 2016 and 2020 yield levels, but credit spreads are still below the 800+ basis point spreads seen in both of those periods, despite there being no official recession in 2016.

Exhibit C: US High-Yield Effective Yield and Option-Adjusted Spread7

[6]	Source: FPA, Bloomberg. As of June 30, 2022.
Past performance is no guarantee, nor is it indicative, of future results.
[7]	Source: Federal Reserve Economic Data (FRED). As of June 30, 2022.
Past performance is no guarantee, nor is it indicative, of future results.

Fund Summary	37

In equities, more traditional value stocks are no longer as inexpensive, unlike March 2020 when value spreads (the cheapest 20% of the market versus the market average) got to 2008 levels of cheapness. We have therefore spent more time considering (and adding to) faster growing, better quality businesses, many of which are both less expensive than the market today and where they have historically been valued, as supported in the following Exhibits D and E

Exhibit D: Valuation Spreads—The Cheapest Quintile Compared to the Market Average (1926 – June 30, 2022)8

[8]

Source: Empirical Research Analysis, National Bureau of Economic Research. As of June 30, 2022. Cheapest quintile refers to the most undervalued 20% of stocks in an analysis of large-capitalization US stocks. Standard Deviation is a measure of dispersion of a data set from its mean. Prior to 1952, the spread is measured using the price-to-book data of the largest 1,500 stocks. Current Level refers to the valuation spread as of June 30, 2022 which is 0.4 standard deviations above the mean.

38	Litman Gregory Funds Trust

Exhibit E: The Big Growers—Relative Price to Sales Ratio9

We will remain flexible and seek to take advantage of opportunities that present a margin of safety, whether they are perceived as “value” or “growth.”10

Relatively speaking, international markets continue to trade at lower valuations than that of the US, as shown in Exhibit F below. That explains, in part, the portfolio’s increase in international exposure from 19.1% to 26.7% of the portfolio’s net equities over the last three and a half years. We continue to find attractive opportunities outside of the U.S.

[9]

Source: Empirical Research Partners (“ERP”) Analysis, National Bureau of Economic Research, as of June 5, 2022. Equally-weighted data. ERP categorized a group of 75 US large-capitalization stocks that they have faster and stronger growth credentials than the rest of the US large-cap universe as ‘Big Growers’. The analysis covers the period January 1960 through June 5, 2022.

[10]

Margin of Safety—Buying with a “margin of safety” is when a security is purchased at a discount to the portfolio manager’s estimate of its intrinsic value. Buying a security with a margin of safety is designed to protect against permanent capital loss in the case of an unexpected event or analytical mistake. A purchase made with a margin of safety does not guarantee the security will not decline in price.

Past performance is no guarantee, nor is it indicative, of future results.

Fund Summary	39

Exhibit F: Twelve-Month Forward Price to Earnings Ratio Discount MSCI AC World Index ex-US vs S&P 500 Index11

Closing

We are living through what is not our first volatile period. While we cannot tame volatility, we have learned to make friends with it. A decline in price can afford us the opportunity to buy as much as an increase can offer the chance to sell. We believe our hyper focus on price and business quality should allow us to successfully navigate this current turbulent moment in time.

Respectfully submitted,

FPA Contrarian Value Portfolio Management Team

[11]

As of June 30, 2022. Source: Factset, MSCI, Standard & Poor’s, J.P. Morgan Asset Management Guide to the Markets. Forward Price to Earnings is a version of the ratio of price-to-earnings (P/E) that uses forecasted earnings for the P/E calculation.

Past results are no guarantee, nor are they indicative, of future results.

40	Litman Gregory Funds Trust

Loomis Sayles:

PORTFOLIO REVIEW

With a semi-annual net return of -12.07%, the portfolio trailed its benchmark, the three-month Treasury Bill Index, which returned 0.14%

High yield corporate bond spreads significantly widened during the first half of the year; reflecting risk- off sentiment driven by challenging macroeconomic and technical dynamics. Lingering covid effects contributed to supply chain issues and knock-on inflationary pressure. Within the portfolio, high yield corporates detracted from performance. Consumer and communications issues were primarily responsible for the sector’s negative performance.

During the period, emerging market assets faced headwinds caused by a US dollar, global growth concerns, inflationary pressures, and broad aversion to risk. Within the portfolio, emerging markets assets weighed on performance, with Chinese and Mexican exposures being primarily responsible.

Despite generally supportive fundamentals, investment grade corporate bond spreads meaningfully widened over the period amid uncertainty around the persistency of inflation and the pace of central bank tightening in response. For the portfolio, investment grade corporates detracted from performance, with financial and communications names being particularly responsible.

Our global rates tools, primarily through the usage of sovereign bonds and interest rate futures, contributed to performance. The yields of the benchmark 10-year and 30-year US treasuries experienced volatility during the period as a result of persistent elevated inflation and Fed hawkishness. These key yields increased from 1.52% to 2.98% and 1.93% to 3.14% respectively. Within the portfolio, our short exposure to US treasury futures was primarily responsible for the allocation’s positive performance over the period.

OUTLOOK

Throughout the first half of 2022, the macroeconomic environment and outlook became more challenging. Increased geopolitical risk, led by the Russian invasion of Ukraine, added a strong supply chain shock to an already concerning inflationary environment just as continued Covid-19 shutdowns in China created further uncertainty. The US Federal Reserve, in an effort to get ahead of these shocks, announced the end of its quantitative easing program and delivered increasingly aggressive rate hikes of 25 basis points in March, 50 basis points in May and 75 basis points in June. As investors priced in a more hawkish Fed and growth expectations diminished, interest rates continued their move higher and risk assets came under pressure.

In our view, the credit cycle has shifted from the “expansion” phase to “late cycle” with a macroeconomic environment that consists of potentially slower growth and inflation that will likely moderate but remain above the Fed’s target. In our base case, growth will likely trend lower but stay resilient as a healthy consumer, positive corporate fundamentals and a strong banking system should help provide a backdrop for continued economic activity. Inflationary pressures will potentially remain sticky, with expectations for elevated commodity prices and persistent supply issues combined with a tight labor market. We believe this environment warrants an accelerated process of normalizing monetary policy, which would increase the potential for a policy mistake as the Fed, and other global central banks, embark on tighter monetary policy to combat inflation even as growth concerns have been increasing.

We are mindful of the risks inherent to our credit cycle and macroeconomic outlook, such as ongoing global supply chain disruptions, tighter financial conditions resulting from global central bank rate hikes and quantitative tightening, slowing Chinese growth and increased geopolitical risk. All of the turmoil around the world leaves us with a wide range of potential outcomes, but the probability of a downturn in 2023 has risen. As a result, we have modestly reduced portfolio risk and increased the level of cash reserve-like, higher quality instruments that can offer flexibility. With increased uncertainty surrounding economic activity, the path of inflation and subsequent Fed policy, we expect volatility to remain elevated in the second half of 2022, which could help drive future opportunities for investors.

Given the upward movement of yields seen so far in 2022, fixed income markets currently offer higher levels of income that can help dampen downside risk for investors and have the potential to provide attractive total returns. As a result, we believe that future pockets of short-term market volatility can offer opportunities to reduce holdings of higher quality, liquid investments in favor of adding credit exposure; however, we will be patient and selective in doing so. We continue to favor issuers with strong carry potential, solid corporate profits and relatively low interest rate sensitivity and believe that increased volatility will help drive wider performance dispersion across sectors, industries and issuers.

In this environment, we believe that individual issuer selection will be key in seeking to deliver favorable performance for the remainder of 2022. We remain comfortable with corporate fundamentals, and while we expect the rate of defaults and losses to rise in the intermediate term we believe they should stay below their long-term averages.

With respect to interest rate risk, we expect an active Fed at each meeting for the rest of 2022 and have more modest expectations for rising nominal US Treasury rates following the significant increase seen in the first half of the year. We remain positioned shorter than broad market benchmarks from the perspective of duration and corresponding interest rate sensitivity to help minimize any negative performance impact from a further rise in interest rates. With the yield curve flattening experienced in 2022, short-dated maturity bonds currently offer favorable levels of income with potentially less volatility, without materially sacrificing yield relative to longer maturities.

Fund Summary	41

While we remain cautious on our outlook, we continue to focus on seeking to deliver higher levels of income and total return potential over time. As economic and central bank developments continue to unfold, we remain focused on our investing framework, philosophy and strategy to guide us.

Water Island:

As we reach the halfway point of 2022, we reflect on a difficult period not just for broader capital markets but also for event-driven strategies. After reaching all-time highs at the start of 2022, the S&P 500 index—a popular proxy for the stock market—embarked on a downturn that officially entered bear market territory. The Bloomberg US Aggregate Bond index, which is reflective of the broad investment grade bond market, was down more than 10% year-to-date through June 30, extending a drawdown that began in 2020 and is now the largest bond market drawdown in more than 40 years. There has been no shortage of pressures driving the volatility: a pandemic that has now entered its third year; malfunctioning supply chains; runaway inflation; rapidly rising interest rates; recession fears; domestic discord and imminent midterm elections in the US; and geopolitical tensions and the Russia/Ukraine conflict have all played a part.

More pertinent to our event-driven strategies, volatility began to spike about a year ago, in June 2021, when the Department of Justice (DOJ) sued to block the merger of insurance brokers Willis Towers Watson and Aon—a large, widely held deal that had already acquired necessary regulatory approvals in all jurisdictions but the US. Since then, competition regulation has remained at the forefront of merger arbitrage investors’ minds, as the Biden administration takes an increasingly strict view of antitrust. The DOJ, Federal Trade Commission (FTC), Federal Communications Commission (FCC), and Committee on Foreign Investment in the United States (CFIUS) are just a handful of a stable of global regulators—including the pro-consumer European Commission and the unpredictable State Administration for Market Regulation in China—whose views often must be properly assessed to predict deal success, and with US regulators now straying from historical precedent more frequently, deal spreads have been experiencing atypical spikes in volatility.

When the volatility within our strategy was met with broader capital market drawdowns, the impact was dramatic. Forced and panicked selling can often cause correlations to converge, and in late Q2 we saw spreads in our universe of announced mergers and acquisitions (M&A) gap wider, as arbitrageurs exited positions en masse—even in deals where there had been no change to the underlying fundamentals of the transaction. We have seen similar behavior before—for example, in the midst of the Global Financial Crisis of 2008, and more recently at the onset of the COVID-19 pandemic in the first quarter of 2020. That said, we view these movements as mere mark-to-market losses. We continue to have conviction that the vast majority of pending deals will reach a successful conclusion (as over 90% of announced M&A has done, historically, according to Dealogic data), at which point their spreads will narrow to zero and losses will reverse.

For the first six months of the year, our sleeve of the fund incurred losses in both its merger arbitrage investments and hard and soft catalyst special situations investments. The top detractor for the period was our position in the failed merger of Momentive Global and Zendesk. In October 2021, Zendesk—a US-based developer of software for customer support and customer communications—agreed to acquire Momentive Global—a US-based developer of software for conducting web-based surveys—for $4.1 billion in stock, after an activist investor in Momentive pushed for a sale process. In January, however, yet another activist investor—this time at Zendesk—began to push Zendesk’s board of directors and management to reject the acquisition, believing the company should instead be put up for sale itself. The very next month, Zendesk management rejected an offer from a private equity consortium that would have valued the company at $17 billion—yet Zendesk shareholders appear to have agreed with the activist, as they overwhelmingly rejected the Momentive deal mere days later. Subsequent share price volatility led to mark-to-market losses for the fund; however, we have maintained our Momentive exposure as not only has its activist reemerged, but the proxy background of the Zendesk merger indicated there were at least two other interested parties who put forth bids for the company before Zendesk won the initial sale process. We believe there is more left to this story.

Conversely, the top contributor in the portfolio was the fund’s investment in the merger of Xilinx and Advanced Micro Devices. In October 2020, Xilinx—a US-based semiconductor manufacturer—agreed to be acquired by local peer Advanced Micro Devices for $35.7 billion in stock. This transaction experienced ongoing volatility in the deal spread, in large part due to its lengthy timeline stemming from continued delays in receiving regulatory approval from China (a required condition to complete the deal, where antitrust reviews are a notoriously opaque process). The companies ultimately received approval from China in February 2022 and the merger subsequently closed successfully, leading to gains for the fund.

As we look ahead, with volatility extending throughout the credit and equity markets, we continue to believe merger arbitrage and other hard catalyst merger-related investments remain the appropriate area toward which to direct our focus. We anticipate M&A will remain an important avenue for corporations to drive growth, and we have no doubt dealmakers will adapt to model rising interest rates and high inflation into their valuations, fueling deal flow even if we enter a broader economic downturn. We also believe acquirers will continue to engage in M&A as a path to shore up weakened supply chains, diminished workforces, and inadequate technology infrastructure—common themes of the past year. Strategic acquirers in a position of strength can often find their best opportunities to deliver strong return on investment when valuations are dislocated, and deals with a strong strategic rationale can create long term value for shareholders. Lest we forget financial buyers, private equity (PE) acquisition activity—which now comprises nearly half of global deal value—should continue, as PE shops still have more than $2 trillion in dry powder on the books, waiting to be deployed. We intend to introduce select soft catalyst opportunities—which tend to be more sensitive to broader market moves—to the portfolio only with appropriate risk mitigation strategies in place.

42	Litman Gregory Funds Trust

As event-driven investors, our objective remains to generate returns sourced from the outcomes of idiosyncratic corporate events, rather than from the overall direction of broader credit or equity markets. We believe market volatility will remain heightened in the year ahead, but we are optimistic about the prospects for our strategies. Volatility can present opportunities to trade around positions and find attractive entry points. Furthermore, the risk-free interest rate is a fundamental building block of a deal spread, and rising interest rates have historically provided a tailwind to merger arbitrage returns. In this favorable environment, our goal, as always, remains to implement strong risk mitigation strategies as we seek to deliver non-correlated return streams with as little volatility as possible.

Sub-Advisor Portfolio Composition as of June 30, 2022

Blackstone Credit Systematic Group (DCI) Long-Short Credit Strategy

Bond Portfolio Top Five Sector Exposures

Energy	14.7%
Consumer Non-Discretionary	11.7%
Consumer Discretionary	11.0%
Materials	9.1%
Investment Vehicles/REITs	8.2%

CDS Portfolio Statistics

	Long	Short
Number of Issuers	73	73
Average Credit Duration	4.5	4.5
Spread	255 bps	244 bps

DoubleLine Opportunistic Income Strategy

Sector Exposures

Cash	10.9%
Government	3.5%
Agency Inverse Interest-Only	6.9%
Agency CMO	0.3%
Agency PO	0.3%
Non-Agency Residential MBS	33.2%
Commercial MBS	14.4%
Collateralized Loan Obligations	10.8%
ABS	5.6%
Bank Loan	5.8%
Emerging Markets	5.4%
Other	2.9%

TOTAL	100.0%

FPA Contrarian Opportunity Strategy

Asset Class Exposures

U.S. Stocks	47.0%
Foreign Stocks	24.7%
Bonds	1.8%
Limited Partnerships	1.6%
Cash	24.9%

TOTAL	100.0%

Loomis Sayles Absolute Return Strategy

Strategy Exposures

	Long Total	Short Total	Net Exposure
Securitized	29.4%	0.0%	29.4%
High-Yield Corporate	26.2%	-0.7%	25.6%
Investment-Grade Corp.	17.4%	0.0%	17.4%
Dividend Equity	10.0%	-0.7%	9.4%
Emerging Market	5.7%	-2.2%	3.5%
Convertibles	5.7%	0.0%	5.7%
Global Rates	1.5%	0.0%	1.5%
Bank Loans	0.4%	-0.2%	0.2%
Global Credit	0.3%	-0.3%	0.0%
Subtotal	96.7%	-4.1%	92.6%
Cash & Equivalents	6.3%	0.0%	6.3%

Water Island Arbitrage and Event-Driven Strategy

Sub-Strategy Exposures

	Long	Short	Net
Merger Arbitrage – Equity	91.7%	-2.0%	89.7%
Merger Arbitrage – Credit	2.9%	0.0%	2.9%
Total Merger-Related	94.6%	-2.0%	92.6%
Special Situations – Equity	0.5%	0.0%	0.5%
Special Situations – Credit	1.5%	0.0%	1.4%
Total Special Situations	1.9%	0.0%	1.9%

Total	96.5%	-2.0%	94.5%

Fund Summary	43

iMGP Alternative Strategies Fund Managers

INVESTMENT MANAGER	FIRM	TARGET MANAGER ALLOCATION	Strategy
Stephen Kealhofer Paul Harrison Adam Dwinells	Blackstone Credit/DCI, LLC	19%	Long-Short Credit
Jeffrey Gundlach Jeffrey Sherman	DoubleLine Capital LP	25%	Opportunistic Income
Steven Romick Brian Selmo Mark Landecker	First Pacific Advisors, LLC	18%	Contrarian Opportunity
Matt Eagan Brian Kennedy Elaine Stokes Todd Vandam	Loomis Sayles & Company, LP	19%	Absolute-Return
John Orrico Todd Munn Roger Foltynowicz Gregg Loprete	Water Island Capital, LLP	19%	Arbitrage

iMGP Alternative Strategies Fund Value of Hypothetical $100,000

The value of a hypothetical $100,000 investment in the iMGP Alternative Strategies Fund from September 30, 2011, 1996 to June 30, 2022 compared with the ICE BofA 3 Month Treasury Index and Morningstar Multistrategy Category

The hypothetical $100,000 investment at fund inception includes changes due to share price and reinvestment of dividends and capital gains. The chart does not imply future performance. Indexes are unmanaged, do not incur fees, expenses or taxes, and cannot be invested in directly.

Performance quoted does not include a deduction for taxes that a shareholder would pay on the redemption of fund shares.

44	Litman Gregory Funds Trust

iMGP Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2022 (Unaudited)

Shares		Value

COMMON STOCKS: 30.5%

Communication Services: 4.8%
131,856	Activision Blizzard, Inc.	$10,266,308
3,896	Alphabet, Inc. - Class A*	8,490,397
2,733	Alphabet, Inc. - Class C*	5,978,301
84,001	Altice USA, Inc. - Class A*	777,009
33,347	Baidu, Inc. - Class A*	631,057
202,054	Bollore SE	934,919
11,701	Charter Communications, Inc. - Class A*	5,482,270
54,867	Cineplex, Inc.*	460,777
224,150	Comcast Corp. - Class A	8,795,646
114,390	Escrow Altegrity, Inc.*(a)	583,389
24,160	iHeartMedia, Inc. - Class A*	190,622
7,971	Intelsat Emergence S.A.*	215,217
31,687	Meta Platforms, Inc. - Class A*	5,109,529
8,836	Netflix, Inc.*	1,545,151
58,363	Nexon Co. Ltd.	1,194,874
2,898	Nintendo Co. Ltd.	1,253,259
19,071	T-Mobile US, Inc.*	2,565,812
331,213	TEGNA, Inc.(b)	6,945,537
95,329	Twitter, Inc.*	3,564,351
423,581	Uniti Group Ltd.*	1,439,015

		66,423,440

Consumer Discretionary: 2.5%
2,951	Airbnb, Inc. - Class A*	262,875
123,962	Alibaba Group Holding Ltd.*	1,767,681
48,160	Amazon.com, Inc.*	5,115,074
187	Booking Holdings, Inc.*	327,061
27,257	CarMax, Inc.*	2,466,213
4,305	Carnival Corp.*	37,238
19,900	Cie Financiere Richemont S.A. - Class A	2,117,598
16,544	Delivery Hero SE*(c)	619,504
94,760	Entain Plc*	1,435,003
11,361	Flutter Entertainment Plc*	1,139,234
776	Home Depot, Inc. (The)	212,834
46,340	Just Eat Takeaway.com N.V.*(c)	730,867
530	LVMH Moet Hennessy Louis Vuitton SE	322,745
15,226	Marriott International, Inc. - Class A*	2,070,888
1,788	McDonald’s Corp.	441,422
329	MercadoLibre, Inc.*	209,530
2,525	NIKE, Inc. - Class B	258,055
4,011	Norwegian Cruise Line Holdings Ltd.*	44,602
70,869	Prosus N.V.	4,635,341
2,729	Royal Caribbean Cruises Ltd.*	95,269
7,656	Starbucks Corp.	584,842
228,170	Tenneco, Inc. - Class A*	3,915,397
54,491	Terminix Global Holdings, Inc.*	2,215,059
1,559,745	Vivo Energy Plc(c)	2,769,905
1,845	Wynn Resorts Ltd.*	105,128

		33,899,365

Consumer Staples: 1.0%
15,012	Coca-Cola Co. (The)	944,405
1,243	Estee Lauder Cos., Inc. (The) - Class A	316,555
28,086	Herbalife Nutrition Ltd.*	574,359
119,500	JDE Peet’s N.V.	3,397,676
6,874	Procter & Gamble Co. (The)	988,412
22,397	Sanderson Farms, Inc.	4,827,225
132,577	Swedish Match AB	1,349,134

Shares		Value

Consumer Staples (continued)
5,176	Walmart, Inc.	$629,298

		13,027,064

Energy: 0.3%
18,829	Battalion Oil Corp.*	160,611
17,596	California Resources Corp.	677,446
8,225	Gulfport Energy Corp.*	653,970
155,610	Kinder Morgan, Inc.	2,608,023
1,258	Pioneer Natural Resources Co.	280,635
7,419	Williams Cos., Inc. (The)	231,547

		4,612,232

Financials: 4.2%
12,475	Alleghany Corp.*	10,392,922
560	Alpha Partners Technology Merger Corp.*	5,482
128,235	American International Group, Inc.	6,556,656
12,743	Angel Pond Holdings Corp. - Class A*	125,327
19,191	Aon Plc - Class A	5,175,429
2,792	Apollo Strategic Growth Capital II*	27,515
5,085	Atlantic Coastal Acquisition Corp. II*	50,748
68,106	Avanti Acquisition Corp.*	678,676
568	BlackRock, Inc.	345,935
280,770	Brewin Dolphin Holdings Plc	1,748,554
14,913	BurTech Acquisition Corp.*	149,950
3,884	C5 Acquisition Corp.*	38,801
105,610	Citigroup, Inc.	4,857,004
67,864	Contra Zogenix, Inc.	47,566
4,507	COVA Acquisition Corp. - Class A*	44,304
60,800	Fast Sponsor Capital*(a)	60,800
292,982	First Horizon Corp.(b)	6,404,587
58,037	Groupe Bruxelles Lambert S.A.	4,841,039
7	GSR II Meteora Acquisition Corp.*	71
12,520	Hartford Financial Services Group, Inc. (The)	819,184
77,470	Jefferies Financial Group, Inc.	2,139,721
8,893	LPL Financial Holdings, Inc.	1,640,581
14,054	Macondray Capital Acquisition Corp. I*	139,275
7,468	Metals Acquisition Corp. - Class A*	73,112
320,179	Moneylion, Inc.*	422,636
3,350	Morgan Stanley	254,801
6,266	Pershing Square Tontine Holdings Ltd. - Class A*	125,132
776	PowerUp Acquisition Corp.*	7,830
85,548	Sanne Group Plc*	942,750
1,174	Signature Bank	210,393
1,763	Silver Spike Acquisition Corp. II - Class A*	17,269
117,140	Wells Fargo & Co.	4,588,374
19,850	Willis Towers Watson Plc	3,918,191

		56,850,615

Health Care: 2.9%
2,082	Abbott Laboratories	226,209
2,926	AbbVie, Inc.	448,146
22,209	Biohaven Pharmaceutical Holding Co. Ltd.*(b)	3,236,073
3,869	Bristol-Myers Squibb Co.	297,913
531,651	Change Healthcare, Inc.*	12,259,872
155,642	Covetrus, Inc.*	3,229,572
462	Elevance Health, Inc.	222,952
85,639	Inovalon Holdings, Inc. - Class A*	3,618,248
6,413	Johnson & Johnson	1,138,372

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	45

iMGP Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2022 (Unaudited) (Continued)

Shares		Value

COMMON STOCKS (CONTINUED)

Health Care (continued)
35,075	LHC Group, Inc.*	$5,462,580
5,619	Merck & Co., Inc.	512,284
50,092	Natus Medical, Inc.*	1,641,515
97,766	Swedish Orphan Biovitrum AB*	2,111,991
270	Thermo Fisher Scientific, Inc.	146,686
41,342	Turning Point Therapeutics, Inc.*	3,110,986
339	UnitedHealth Group, Inc.	174,121
20,451	UpHealth, Inc.*	12,117
12,855	Vifor Pharma AG*	2,227,168

		40,076,805

Industrials: 4.2%
108,170	Aerojet Rocketdyne Holdings, Inc.*	4,391,702
77,763	Atlantia SpA	1,821,870
207,910	Cornerstone Building Brands, Inc.*	5,091,716
1,105	Cummins, Inc.	213,851
3,695	CWT Travel Group, Inc.	73,900
722	Deere & Co.	216,217
3,415	Expeditors International of Washington, Inc.	332,826
13,540	Ferguson Plc	1,499,013
75,543	HomeServe Plc	1,076,912
1	Hornbeck Offshore Services, Inc.	10
105,955	Howmet Aerospace, Inc.	3,332,285
130,915	Intertrust N.V.*(c)	2,623,105
217	L3Harris Technologies, Inc.	52,449
45,628	LG Corp.	2,737,539
896	Lockheed Martin Corp.	385,244
25,696	ManTech International Corp. - Class A	2,452,683
565,707	McDermott International Ltd.*	321,850
590,897	McDermott International Ltd.*	336,811
341,452	Nielsen Holdings Plc	7,928,515
42,919	Rush Enterprises, Inc. - Class A	2,068,696
27,722	Safran S.A.	2,734,046
20,938	Samsung C&T Corp.	1,983,498
51,080	Siemens Gamesa Renewable Energy S.A.*	957,703
17,500	Sound Holding FP Luxemburg*(a)	1,859,991
52,416	Uber Technologies, Inc.*	1,072,431
1,416	Union Pacific Corp.	302,005
1,633	United Parcel Service, Inc. - Class B	298,088
57,500	Univar Solutions, Inc.*	1,430,025
319,101	Welbilt, Inc.*	7,597,795
31,520	Westinghouse Air Brake Technologies Corp.	2,587,162

		57,779,938

Information Technology: 6.8%
965	Accenture Plc - Class A	267,932
48,690	Analog Devices, Inc.	7,113,122
5,579	Apple, Inc.	762,761
2,262	Applied Materials, Inc.	205,797
832	Autodesk, Inc.*	143,071
204,898	Avast Plc(c)	1,288,507
14,183	Black Knight, Inc.*(b)	927,426
12,702	Broadcom, Inc.	6,170,759
28,844	CDK Global, Inc.	1,579,786
6,461	Cisco Systems, Inc.	275,497
68,273	Citrix Systems, Inc.	6,634,087

Shares		Value

Information Technology (continued)
454,075	Ideagen Plc	$1,927,576
321	KLA Corp.	102,425
91,341	Magnachip Semiconductor Corp.*	1,327,185
417,761	Mandiant, Inc.*(b)	9,115,545
1,300	MasterCard, Inc. - Class A	410,124
3,636	Microchip Technology, Inc.	211,179
1,363	Microsoft Corp.	350,059
336,781	Momentive Global, Inc.*	2,963,673
1,376	NVIDIA Corp.	208,588
14,376	NXP Semiconductors N.V.	2,128,079
70,530	Open Text Corp.	2,668,855
934	PayPal Holdings, Inc.*	65,231
172,800	Plantronics, Inc.*	6,856,704
4,094	Qualcomm, Inc.	522,968
24,822	Rogers Corp.*	6,505,598
87,230	Sailpoint Technologies Holdings, Inc.*	5,467,576
1,100	salesforce.com, Inc.*	181,544
15,047	Silicon Motion Technology Corp. - ADR(b)	1,259,434
124,433	Switch, Inc. - Class A	4,168,505
55,961	TE Connectivity Ltd.	6,331,987
2,151	Visa, Inc. - Class A	423,510
23,050	VMware, Inc. - Class A*	2,627,239
344,512	Vonage Holdings Corp.*	6,490,606
68,228	Zendesk, Inc.*	5,053,648

		92,736,583

Materials: 1.3%
225,306	Cemex SAB de C.V. - ADR*	883,200
946,357	Glencore Plc	5,123,551
29,950	HeidelbergCement AG	1,437,228
164,687	Holcim AG	7,042,621
30,262	International Flavors & Fragrances, Inc.	3,604,809
4,442	Newmont Corp.	265,054

		18,356,463

Real Estate: 0.7%
72,130	American Campus Communities, Inc. - REIT	4,650,221
1,366	American Tower Corp. - REIT	349,136
61,924	Deutsche EuroShop AG	1,439,118
31,812	Duke Realty Corp. - REIT	1,748,069
297,322	Swire Pacific Ltd. - Class A	1,771,308

		9,957,852

Special Purpose Acquisition Companies: 0.3%
25	Accelerate Acquisition Corp.*	245
2,368	African Gold Acquisition Corp.*	23,372
13,096	Agile Growth Corp.*	128,799
6,668	Ares Acquisition Corp.*	65,747
16,681	Atlantic Coastal Acquisition Corp. - Class A*	163,140
11,288	Broadscale Acquisition Corp. - Class A*	110,848
8,316	Churchill Capital Corp. VII*	81,913
13,902	Colonnade Acquisition Corp. II*	136,240
7,012	DHC Acquisition Corp.*	68,648
972	Digital Transformation Opportunities Corp.*	9,487
13,902	Disruptive Acquisition Corp. I*	136,935
2	ESM Acquisition Corp.*	20
13,902	Flame Acquisition Corp.*	137,074
16,730	Forest Road Acquisition Corp. II*	163,954
6,664	Fortress Value Acquisition Corp. IV*	65,041

The accompanying notes are an integral part of these financial statements.

46	Litman Gregory Funds Trust

iMGP Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2022 (Unaudited) (Continued)

Shares		Value

COMMON STOCKS (CONTINUED)

Special Purpose Acquisition Companies (continued)
1,678	FTAC Hera Acquisition Corp.*	$16,587
2,338	Fusion Acquisition Corp. II*	22,901
13,945	Glenfarne Merger Corp.*	139,868
5,221	Global Partner Acquisition Corp. II*	51,557
13,902	Golden Arrow Merger Corp.*	135,823
65	Gores Holdings VII, Inc.*	638
3,177	Gores Holdings VIII, Inc. - Class A*	31,293
88	Gores Technology Partners II, Inc.*	867
8,746	GX Acquisition Corp. II - Class A*	85,623
16,773	Hudson Executive Investment Corp. III*	164,375
11,615	InterPrivate IV InfraTech Partners, Inc.*	114,292
13,902	Kismet Acquisition Three Corp.*	135,962
16,705	Landcadia Holdings IV, Inc.*	164,294
506	Lazard Growth Acquisition Corp. I*	4,979
1,510	Lead Edge Growth Opportunities Ltd.*	14,881
10,143	Mason Industrial Technology, Inc.*	99,452
8,259	Mission Advancement Corp.*	80,690
940	Monument Circle Acquisition Corp.*	9,240
7,430	Northern Star Investment Corp. III*	73,297
5,739	Northern Star Investment Corp. IV*	56,443
3,367	Orion Acquisition Corp.*	33,030
7,873	Peridot Acquisition Corp. II*	77,155
13,031	Pine Technology Acquisition Corp. - Class A*	127,313
13,079	Plum Acquisition Corp. I*	128,305
3,118	Ross Acquisition Corp. II*	30,743
133	RXR Acquisition Corp.*	1,310
9,637	Slam Corp.*	95,117
9,063	Stratim Cloud Acquisition Corp.*	88,591
1,601	TCW Special Purpose Acquisition Corp.*	15,738
3,992	Tio Tech A*	39,261
16,730	TLG Acquisition One Corp.*	164,121
13,335	Twelve Seas Investment Co. II*	130,950

		3,626,159

Utilities: 1.5%
28,145	Albioma S.A.	1,469,644
8,935	Duke Energy Corp.	957,921
73,324	FirstEnergy Corp.	2,814,908
4,694	NextEra Energy, Inc.	363,597
200,775	PG&E Corp.*	2,003,735
136,935	PNM Resources, Inc.(b)	6,542,754
178,658	South Jersey Industries, Inc.(b)	6,099,384

		20,251,943

TOTAL COMMON STOCKS (Cost $414,685,260)		417,598,459

RIGHTS/WARRANTS: 0.0%
4,247	Angel Pond Holdings Corp. (Expiration date 12/31/27)*	1,805
5,560	Atlantic Coastal Acquisition Corp. (Expiration date 12/31/27)*	445
3,595	BigBear.ai Holdings, Inc. (Expiration date 12/31/28)*	1,438
24	Biote Corp. (Expiration date 02/12/27)*	9
2,822	Broadscale Acquisition Corp. (Expiration date 02/02/26)*	668

Shares		Value
64,680	Cie Financiere Richemont S.A. (Expiration date 11/22/23)*	$35,209
2,253	COVA Acquisition Corp. (Expiration date 12/31/27)*	226
397	Gores Holdings VIII, Inc. (Expiration date 12/31/27)*	241
2,915	GX Acquisition Corp. II (Expiration date 12/31/28)*	495
1,333	Heliogen, Inc. (Expiration date 03/31/28)*	351
389	Hornbeck Offshore SRVC, Inc. (Expiration date 04/09/30)*	0
11	Hornbeck Offshore SRVC, Inc. (Expiration date 04/09/30)*	106
834	Intelsat Jackson Holdings S. A. (Expiration date 12/05/25)*	3,128
834	Intelsat Jackson Holdings S. A. (Expiration date 12/05/25)*	3,336
2,489	Metals Acquisition Corp. (Expiration date 07/12/26)*	1,258
4,343	Pine Technology Acquisition Corp. (Expiration date 03/31/28)*	353
145	Prenetics Global Ltd. (Expiration date 12/31/26)*	43
440	Silver Spike Acquisition Corp. II (Expiration date 02/26/26)*	26
367	Swvl Holdings Corp. (Expiration date 03/31/27)*	201
2,045	UpHealth, Inc. (Expiration date 07/01/24)*	143
1,275	Virgin Orbit Holdings, Inc. (Expiration date 12/29/26)*	737

TOTAL RIGHTS/WARRANTS (Cost $195,264)		50,218

PREFERRED STOCKS: 0.1%

Energy: 0.0%
	El Paso Energy Capital Trust I
528	4.750%, 03/31/2028	24,526
	Gulfport Energy Operating Corp.
18	10.000%, 08/01/2022(a)(d)(e)	10,980

		35,506

Financials: 0.1%
	2020 Cash Mandatory Exchangeable Trust
1,054	5.250%, 06/01/2023(c)	1,211,151

Industrials: 0.0%
	Clarivate Plc - Series A
7,643	5.250%, 06/01/2024	437,287
	Element Communication Aviation
170	12.000%, 03/16/2040(a)	14,467
	McDermott International, Inc. - (Preference Shares)
328	0.000%*(a)	196,916

		648,670

Information Technology: 0.0%
	Riverbed Holdings, Inc.
4,852	0.000%*	29,112

TOTAL PREFERRED STOCKS (Cost $3,742,738)		1,924,439

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	47

iMGP Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2022 (Unaudited) (Continued)

Principal Amount^		Value

ASSET-BACKED SECURITIES: 10.2%
	510 Asset-Backed Trust
$381,458	Series 2021-NPL1-A1 2.240%, 06/25/2061(c)(f)	$360,859
	Aaset Trust
377,375	Series 2021-1A-A 2.950%, 11/16/2041(c)	316,912
	Accelerated Assets LLC
121,701	Series 2018-1-B 4.510%, 12/02/2033(c)	118,334
	Adams Outdoor Advertising L.P.
835,630	Series 2018-1-A 4.810%, 11/15/2048(c)	824,602
	Affirm Asset Securitization Trust
205,000	Series 2021-A-C 1.660%, 08/15/2025(c)	196,132
	AGL CLO 3 Ltd.
320,000	Series 2020-3A-C 3.194%, 01/15/2033(c)(g) 3 mo. USD LIBOR + 2.150%	301,314
470,000	Series 2020-3A-D 4.344%, 01/15/2033(c)(g) 3 mo. USD LIBOR + 3.300%	448,007
	AIM Aviation Finance Ltd.
637,452	Series 2015-1A-B1 7.072%, 02/15/2040(c)(f)	195,714
	Aimco CLO 11 Ltd.
675,000	Series 2020-11A-DR 4.044%, 10/17/2034(c)(g) 3 mo. USD LIBOR + 3.000%	626,727
	Aimco CLO 14 Ltd.
1,010,000	Series 2021-14A-D 3.963%, 04/20/2034(c)(g) 3 mo. USD LIBOR + 2.900%	888,989
	American Credit Acceptance Receivables Trust
670,000	Series 2020-3-D 2.400%, 06/15/2026(c)	649,263
	American Homes 4 Rent Trust
875,000	Series 2014-SFR2-E 6.231%, 10/17/2036(c)	891,498
600,000	Series 2014-SFR3-E 6.418%, 12/17/2036(c)	615,152
845,000	Series 2015-SFR1-E 5.639%, 04/17/2052(c)	855,949
	AMSR Trust
1,800,000	Series 2020-SFR5-G 4.112%, 11/17/2037(c)	1,683,644
5,000,000	Series 2021-SFR1-G 4.612%, 06/17/2038(c)(h)	4,393,365
	Apidos CLO XX
265,000	Series 2015-20A-BRR 2.994%, 07/16/2031(c)(g) 3 mo. USD LIBOR + 1.950%	250,288
	Apidos CLO XXIII
855,000	Series 2015-23A-CR 3.044%, 04/15/2033(c)(g) 3 mo. USD LIBOR + 2.000%	798,420

Principal Amount^		Value
	Apidos CLO XXIV
$ 1,000,000	Series 2016-24A-DR 6.863%, 10/20/2030(c)(g) 3 mo. USD LIBOR + 5.800%	$839,000
	ARES LX CLO Ltd.
500,000	Series 2021-60A-D 3.994%, 07/18/2034(c)(g) 3 mo. USD LIBOR + 2.950%	463,404
	Atrium CLO XIII
500,000	Series 13A-E 7.234%, 11/21/2030(c)(g) 3 mo. USD LIBOR + 6.050%	446,534
	Atrium CLO XIV LLC
750,000	Series 14A-E 6.694%, 08/23/2030(c)(g) 3 mo. USD LIBOR + 5.650%	661,565
	Avid Automobile Receivables Trust
180,000	Series 2019-1-C 3.140%, 07/15/2026(c)	178,576
	Avis Budget Rental Car Funding AESOP LLC
215,000	Series 2020-2A-B 2.960%, 02/20/2027(c)	202,319
355,000	Series 2020-2A-C 4.250%, 02/20/2027(c)	344,060
	Bain Capital Credit CLO Ltd.
500,000	Series 2021-2A-D 4.194%, 07/16/2034(c)(g) 3 mo. USD LIBOR + 3.150%	467,490
500,000	Series 2022-3A E 8.485%, 07/17/2035(c)(g) SOFR 90-day + 7.350%	453,223
	Barings CLO Ltd.
1,500,000	Series 2018-3A-E 6.813%, 07/20/2029(c)(g) 3 mo. USD LIBOR + 5.750%	1,324,161
500,000	Series 2018-4A-E 6.864%, 10/15/2030(c)(g) 3 mo. USD LIBOR + 5.820%	441,455
1,100,000	Series 2019-4A-C 3.844%, 01/15/2033(c)(g) 3 mo. USD LIBOR + 2.800%	1,075,813
	Battalion CLO Ltd.
960,000	Series 2019-16A-DR 4.313%, 12/19/2032(c)(g) 3 mo. USD LIBOR + 3.250%	874,552
	BHG Securitization Trust
545,000	Series 2022-A-B 2.700%, 02/20/2035(c)	500,244
	Blackbird Capital Aircraft Lease Securitization Ltd.
235,660	Series 2016-1A-A 4.213%, 12/16/2041(c)(f)	208,678
	Brex Commercial Charge Card Master Trust
165,000	Series 2021-1-A 2.090%, 07/15/2024(c)	161,875
	Bristol Park CLO Ltd.
260,000	Series 2016-1A-CR 2.994%, 04/15/2029(c)(g) 3 mo. USD LIBOR + 1.950%	246,836

The accompanying notes are an integral part of these financial statements.

48	Litman Gregory Funds Trust

iMGP Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2022 (Unaudited) (Continued)

Principal Amount^		Value

ASSET-BACKED SECURITIES (CONTINUED)
	Buttermilk Park CLO Ltd.
$ 750,000	Series 2018-1A-E 6.794%, 10/15/2031(c)(g) 3 mo. USD LIBOR + 5.750%	$660,862
	California Republic Auto Receivables Trust
520,000	Series 2018-1-D 4.330%, 04/15/2025	520,970
	Canyon Capital CLO Ltd.
1,000,000	Series 2016-1A-ER 6.794%, 07/15/2031(c)(g) 3 mo. USD LIBOR + 5.750%	819,889
500,000	Series 2018-1A-E 6.794%, 07/15/2031(c)(g) 3 mo. USD LIBOR + 5.750%	413,474
1,000,000	Series 2021-4A-E 7.344%, 10/15/2034(c)(g) 3 mo. USD LIBOR + 6.300%	865,644
	Carlyle Global Market Strategies CLO Ltd.
500,000	Series 2014-2RA-D 6.761%, 05/15/2031(c)(g) 3 mo. USD LIBOR + 5.350%	403,766
	Carlyle US CLO Ltd.
1,000,000	Series 2020-2A-DR 7.884%, 01/25/2035(c)(g) 3 mo. USD LIBOR + 6.700%	884,697
500,000	Series 2021-1A-D 7.044%, 04/15/2034(c)(g) 3 mo. USD LIBOR + 6.000%	428,160
	Carvana Auto Receivables Trust
3,000	Series 2021-N1-R 0.010%, 01/10/2028(c)	975,541
150,000	Series 2021-N4-D 2.300%, 09/11/2028	140,290
	Castlelake Aircraft Securitization Trust
4,161,106	Series 2018-1-C 6.625%, 06/15/2043(c)	2,789,255
	Castlelake Aircraft Structured Trust
3,000,000	Series 2019-1A-E 0.010%, 04/15/2039(c)	525,000
961,314	Series 2021-1A-A 3.474%, 01/15/2046(c)	857,953
	Catskill Park CLO Ltd.
1,000,000	Series 2017-1A-D 7.063%, 04/20/2029(c)(g) 3 mo. USD LIBOR + 6.000%	886,708
	Chenango Park CLO Ltd.
500,000	Series 2018-1A-D 6.844%, 04/15/2030(c)(g) 3 mo. USD LIBOR + 5.800%	431,474
	CIFC Funding CLO Ltd.
205,000	Series 2013-2A-A3LR 2.994%, 10/18/2030(c)(g) 3 mo. USD LIBOR + 1.950%	195,442
500,000	Series 2017-4A-D 7.284%, 10/24/2030(c)(g) 3 mo. USD LIBOR + 6.100%	446,073

Principal Amount^		Value
$ 1,000,000	Series 2021-7A-D 4.184%, 01/23/2035(c)(g) 3 mo. USD LIBOR + 3.000%	$927,353
	CIFC Funding Ltd.
500,000	Series 2019-3A-DR 7.844%, 10/16/2034(c)(g) 3 mo. USD LIBOR + 6.800%	460,892
	Citigroup Mortgage Loan Trust
767,906	Series 2019-E-A1 3.228%, 11/25/2070(c)(f)	767,608
	Cologix Data Centers US Issuer LLC
1,500,000	Series 2021-1A-C 5.990%, 12/26/2051(c)	1,361,080
	Cook Park CLO Ltd.
1,000,000	Series 2018-1A-E 6.444%, 04/17/2030(c)(g) 3 mo. USD LIBOR + 5.400%	870,905
	Corevest American Finance Trust
305,000	Series 2020-4-C 2.250%, 12/15/2052(c)	256,554
	Credit Acceptance Auto Loan Trust
605,000	Series 2020-1A-C 2.590%, 06/15/2029(c)	589,920
275,000	Series 2020-3A-C 2.280%, 02/15/2030(c)	257,787
	CSAB Mortgage-Backed Trust
1,857,684	Series 2006-2-A6B 6.200%, 09/25/2036(f)	209,969
	DB Master Finance LLC
565,995	Series 2019-1A-A23 4.352%, 05/20/2049(c)	529,772
129,350	Series 2021-1A-A2II 2.493%, 11/20/2051(c)	111,880
	Dell Equipment Finance Trust
200,000	Series 2020-2-D 1.920%, 03/23/2026(c)	196,153
	Diamond Resorts Owner Trust
151,095	Series 2018-1-C 4.530%, 01/21/2031(c)	150,371
110,954	Series 2019-1A-B 3.530%, 02/20/2032(c)	108,705
	Domino’s Pizza Master Issuer LLC
703,763	Series 2017-1A-A23 4.118%, 07/25/2047(c)	675,011
607,950	Series 2018-1A-A2II 4.328%, 07/25/2048(c)	590,951
488,750	Series 2019-1A-A2 3.668%, 10/25/2049(c)	443,959
	Dryden 40 Senior Loan Fund CLO
1,000,000	Series 2015-40A-ER 7.161%, 08/15/2031(c)(g) 3 mo. USD LIBOR + 5.750%	865,928
	Dryden 45 Senior Loan Fund CLO
275,000	Series 2016-45A-ER 6.894%, 10/15/2030(c)(g) 3 mo. USD LIBOR + 5.850%	240,496
	Dryden 55 CLO Ltd.
500,000	Series 2018-55A-F 8.244%, 04/15/2031(c)(g) 3 mo. USD LIBOR + 7.200%	418,586

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	49

iMGP Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2022 (Unaudited) (Continued)

Principal Amount^		Value

ASSET-BACKED SECURITIES (CONTINUED)
	DT Auto Owner Trust
$ 270,000	Series 2020-3A-D 1.840%, 06/15/2026(c)	$257,984
545,000	Series 2022-2A D 5.460%, 03/15/2028(c)	532,169
	Education Funding Trust
340,113	Series 2020-A-A 2.790%, 07/25/2041(c)	323,851
	Exeter Automobile Receivables Trust
305,000	Series 2020-2A-D 4.730%, 04/15/2026(c)	306,278
	Fillmore Park CLO Ltd.
500,000	Series 2018-1A-E 6.444%, 07/15/2030(c)(g) 3 mo. USD LIBOR + 5.400%	445,785
	First Investors Auto Owner Trust
160,000	Series 2019-2A-D 2.800%, 12/15/2025(c)	157,416
365,000	Series 2019-2A-E 3.880%, 01/15/2026(c)	360,352
	FirstKey Homes Trust
775,000	Series 2020-SFR1-F1 3.638%, 08/17/2037(c)	722,382
1,010,000	Series 2020-SFR2-F1 3.017%, 10/19/2037(c)	915,152
	Flagship Credit Auto Trust
595,000	Series 2020-1-D 2.480%, 03/16/2026(c)	571,759
755,000	Series 2022-1-D 3.640%, 03/15/2028(c)	711,147
	FMC GMSR Issuer Trust
1,900,000	Series 2021-GT1-B 4.360%, 07/25/2026(c)(h)	1,715,392
2,500,000	Series 2021-GT2-B 4.440%, 10/25/2026(c)(h)	2,245,757
	Galaxy XIX CLO Ltd.
1,000,000	Series 2015-19A-D1R 7.714%, 07/24/2030(c)(g) 3 mo. USD LIBOR + 6.530%	841,334
	Galaxy XXVI CLO Ltd.
715,000	Series 2018-26A-E 7.355%, 11/22/2031(c)(g) 3 mo. USD LIBOR + 5.850%	611,888
	Gilbert Park CLO Ltd.
500,000	Series 2017-1A-E 7.444%, 10/15/2030(c)(g) 3 mo. USD LIBOR + 6.400%	467,420
	GLS Auto Receivables Issuer Trust
1,000,000	Series 2021-4A-E 4.430%, 10/16/2028(c)	884,118
	Goldentree Loan Management US CLO 3 Ltd.
500,000	Series 2018-3A-D 3.913%, 04/20/2030(c)(g) 3 mo. USD LIBOR + 2.850%	459,984

Principal Amount^		Value
	Greystone Commercial Real Estate Notes Ltd.
$ 355,000	Series 2021-HC2-A 3.124%, 12/15/2039(c)(g) 1 mo. USD LIBOR + 1.800%	$345,055
	GSAA Home Equity Trust
552,783	Series 2006-10-AF5 6.948%, 06/25/2036(f)	174,077
	Hayfin US CLO XII Ltd.
300,000	Series 2020-12A-D 5.223%, 01/20/2034(c)(g) 3 mo. USD LIBOR + 4.160%	292,113
	Hertz Vehicle Financing III LLC
357,000	Series 2022-1A D 4.850%, 06/25/2026(c)	319,303
366,000	Series 2022-3A D 6.310%, 03/25/2025(c)	351,228
	Highbridge Loan Management CLO Ltd.
500,000	Series 2013-2A-DR 7.663%, 10/20/2029(c)(g) 3 mo. USD LIBOR + 6.600%	423,589
	Hilton Grand Vacations Trust
71,121	Series 2018-AA-C 4.000%, 02/25/2032(c)	69,206
	Horizon Aircraft Finance I Ltd.
2,982,764	Series 2018-1-C 6.657%, 12/15/2038(c)	1,707,374
	HPEFS Equipment Trust
265,000	Series 2020-1A-D 2.260%, 02/20/2030(c)	261,787
	HPS Loan Management CLO Ltd.
2,000,000	Series 6A-2015-DR 6.463%, 02/05/2031(c)(g) 3 mo. USD LIBOR + 5.100%	1,684,340
	Kestrel Aircraft Funding Ltd.
477,146	Series 2018-1A-A 4.250%, 12/15/2038(c)	419,725
	LCM CLO 26 Ltd.
500,000	Series 26A-E 6.363%, 01/20/2031(c)(g) 3 mo. USD LIBOR + 5.300%	400,872
	LCM CLO XVII L.P.
1,000,000	Series 17A-ER 7.044%, 10/15/2031(c)(g) 3 mo. USD LIBOR + 6.000%	811,896
	LCM CLO XX L.P.
500,000	Series 20A-ER 6.513%, 10/20/2027(c)(g) 3 mo. USD LIBOR + 5.450%	457,640
	LCM Loan Income Fund I Income Note Issuer CLO Ltd.
500,000	Series 27A-E 6.644%, 07/16/2031(c)(g) 3 mo. USD LIBOR + 5.600%	406,154
	Lehman XS Trust
1,985,175	Series 2005-6-3A3A 6.260%, 11/25/2035(f)	1,105,419
	Madison Park Funding CLO XIV Ltd.
1,000,000	Series 2014-14A-ER 6.936%, 10/22/2030(c)(g) 3 mo. USD LIBOR + 5.800%	878,867

The accompanying notes are an integral part of these financial statements.

50	Litman Gregory Funds Trust

iMGP Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2022 (Unaudited) (Continued)

Principal Amount^		Value

ASSET-BACKED SECURITIES (CONTINUED)
	Madison Park Funding CLO XLV Ltd.
$ 500,000	Series 2020-45A ER 7.394%, 07/15/2034(c)(g) 3 mo. USD LIBOR + 6.350%	$449,367
	Madison Park Funding CLO XXII Ltd.
1,000,000	Series 2016-22A-ER 7.744%, 01/15/2033(c)(g) 3 mo. USD LIBOR + 6.700%	901,706
	Madison Park Funding CLO XXVI Ltd.
445,000	Series 2007-4A-DR 4.239%, 07/29/2030(c)(g) 3 mo. USD LIBOR + 3.000%	416,814
	Madison Park Funding CLO XXX Ltd.
395,000	Series 2018-30A-D 3.544%, 04/15/2029(c)(g) 3 mo. USD LIBOR + 2.500%	369,685
	Madison Park Funding CLO XXXI Ltd.
270,000	Series 2018-31A-C 3.334%, 01/23/2031(c)(g) 3 mo. USD LIBOR + 2.150%	256,512
	Madison Park Funding CLO XXXVIII Ltd.
500,000	Series 2021-38A-E 7.044%, 07/17/2034(c)(g) 3 mo. USD LIBOR + 6.000%	442,592
	MAPS Ltd.
467,362	Series 2018-1A-A 4.212%, 05/15/2043(c)	433,677
180,454	Series 2019-1A-A 4.458%, 03/15/2044(c)	163,795
	Marlette Funding Trust
1,065,000	Series 2022-1A-D 3.390%, 04/15/2032(c)	991,096
	Milos CLO Ltd.
500,000	Series 2017-1A-ER 7.213%, 10/20/2030(c)(g) 3 mo. USD LIBOR + 6.150%	433,728
	Mosaic Solar Loans LLC
1,010,835	Series 2017-2A-B 4.770%, 06/22/2043(c)	977,781
	MVW LLC
46,469	Series 2020-1A-C 4.210%, 10/20/2037(c)	45,014
	MVW Owner Trust
48,974	Series 2019-1A-C 3.330%, 11/20/2036(c)	46,573
370,904	Series 2021-1WA-D 3.170%, 01/22/2041(c)	340,070
	Myers Park CLO Ltd.
1,000,000	Series 2018-1A-E 6.563%, 10/20/2030(c)(g) 3 mo. USD LIBOR + 5.500%	875,268
	Navient Private Education Refi Loan Trust
260,000	Series 2018-A-B 3.680%, 02/18/2042(c)	259,694
855,000	Series 2019-FA-B 3.120%, 08/15/2068(c)	768,035
180,000	Series 2019-GA-B 3.080%, 10/15/2068(c)	160,710

Principal Amount^		Value
$ 320,000	Series 2020-FA-B 2.690%, 07/15/2069(c)	$285,001
	Neuberger Berman CLO XVI-S Ltd.
500,000	Series 2017-16SA-ER 7.294%, 04/15/2034(c)(g) 3 mo. USD LIBOR + 6.250%	443,284
	Neuberger Berman Loan Advisers CLO 24 Ltd.
1,000,000	Series 2017-24A-E 7.064%, 04/19/2030(c)(g) 3 mo. USD LIBOR + 6.020%	911,596
	Neuberger Berman Loan Advisers CLO 26 Ltd.
1,000,000	Series 2017-26A-INC 0.000%, 10/18/2030(c)(h)	533,887
	Neuberger Berman Loan Advisers CLO 37 Ltd.
500,000	Series 2020-37A-ER 6.813%, 07/20/2031(c)(g) 3 mo. USD LIBOR + 5.750%	442,760
	Neuberger Berman Loan Advisers CLO 42 Ltd.
500,000	Series 2021-42A-E 6.994%, 07/16/2035(c)(g) 3 mo. USD LIBOR + 5.950%	441,445
	Ocean Trails CLO V
700,000	Series 2014-5A-DRR 4.471%, 10/13/2031(c)(g) 3 mo. USD LIBOR + 3.450%	576,700
	Octagon Investment Partners CLO 26 Ltd.
1,000,000	Series 2016-1A-FR 9.134%, 07/15/2030(c)(g) 3 mo. USD LIBOR + 8.090%	777,985
	Octagon Investment Partners CLO 29 Ltd.
500,000	Series 2016-1A-DR 4.284%, 01/24/2033(c)(g) 3 mo. USD LIBOR + 3.100%	448,455
1,000,000	Series 2016-1A-ER 8.434%, 01/24/2033(c)(g) 3 mo. USD LIBOR + 7.250%	912,652
	Octagon Investment Partners CLO 39 Ltd.
275,000	Series 2018-3A-E 6.813%, 10/20/2030(c)(g) 3 mo. USD LIBOR + 5.750%	235,102
	Octagon Investment Partners CLO 40 Ltd.
500,000	Series 2019-1A-ER 8.063%, 01/20/2035(c)(g) 3 mo. USD LIBOR + 7.000%	448,717
	Octagon Investment Partners CLO XVI Ltd.
1,000,000	Series 2013-1A-ER 6.794%, 07/17/2030(c)(g) 3 mo. USD LIBOR + 5.750%	849,213
1,500,000	Series 2013-1A-SUB 0.000%, 07/17/2030(c)(h)	260,372

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	51

iMGP Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2022 (Unaudited) (Continued)

Principal Amount^		Value

ASSET-BACKED SECURITIES (CONTINUED)
	Octagon Investment Partners CLO XXI Ltd.
$ 500,000	Series 2014-1A-DRR 8.411%, 02/14/2031(c)(g) 3 mo. USD LIBOR + 7.000%	$446,532
	Octagon Investment Partners CLO XXII Ltd.
835,000	Series 2014-1A-CRR 3.036%, 01/22/2030(c)(g) 3 mo. USD LIBOR + 1.900%	784,978
	OHA Credit Funding CLO 3 Ltd.
500,000	Series 2019-3A-ER 7.313%, 07/02/2035(c)(g) 3 mo. USD LIBOR + 6.250%	444,487
	OHA Credit Funding CLO 4 Ltd.
980,000	Series 2019-4A-ER 7.536%, 10/22/2036(c)(g) 3 mo. USD LIBOR + 6.400%	917,804
	OHA Credit Funding CLO 5 Ltd.
475,000	Series 2020-5A-C 3.044%, 04/18/2033(c)(g) 3 mo. USD LIBOR + 2.000%	445,037
	OneMain Financial Issuance Trust
290,000	Series 2020-1A-B 4.830%, 05/14/2032(c)	289,270
265,000	Series 2020-2A-C 2.760%, 09/14/2035(c)	232,728
	OZLM CLO XXIII Ltd.
255,000	Series 2019-23A-DR 4.794%, 04/15/2034(c)(g) 3 mo. USD LIBOR + 3.750%	243,780
	Pagaya AI Debt Selection Trust
800,000	Series 2021-5-CERT 0.000%, 08/15/2029(c)	1,176,297
	Palmer Square CLO Ltd.
260,000	Series 2015-2A-BR2 3.013%, 07/20/2030(c)(g) 3 mo. USD LIBOR + 1.950%	247,651
	Parallel CLO Ltd.
700,000	Series 2017-1A-CR 3.063%, 07/20/2029(c)(g) 3 mo. USD LIBOR + 2.000%	657,179
	Planet Fitness Master Issuer LLC
760,500	Series 2019-1A-A2 3.858%, 12/05/2049(c)	673,801
	PNMAC FMSR Issuer Trust
7,300,000	Series 2018-FT1-A 3.974%, 04/25/2023(c)(g) 1 mo. USD LIBOR + 2.350%	7,225,996
	Prestige Auto Receivables Trust
330,000	Series 2019-1A-E 3.900%, 05/15/2026(c)	326,297
210,000	Series 2020-1A-E 3.670%, 02/15/2028(c)	206,810
	Progress Residential Trust
235,000	Series 2019-SFR3-D 2.871%, 09/17/2036(c)	225,450
255,000	Series 2020-SFR3-F 2.796%, 10/17/2027(c)	231,099

Principal Amount^		Value
$ 140,000	Series 2021-SFR1-F 2.757%, 04/17/2038(c)	$120,382
3,500,000	Series 2021-SFR10-F 4.608%, 12/17/2040(c)	2,938,514
170,000	Series 2021-SFR2-E2 2.647%, 04/19/2038(c)	149,264
7,000,000	Series 2021-SFR2-G 4.254%, 04/19/2038(c)	6,293,862
355,000	Series 2021-SFR3-F 3.436%, 05/17/2026(c)	311,171
735,000	Series 2021-SFR4-F 3.407%, 05/17/2038(c)	666,223
250,000	Series 2021-SFR5-F 3.158%, 07/17/2038(c)	214,963
125,000	Series 2021-SFR6-E2 2.525%, 07/17/2038(c)	107,547
835,000	Series 2021-SFR7-F 3.834%, 08/17/2040(c)	697,653
	Rockford Tower CLO Ltd.
700,000	Series 2017-2A-CR 2.944%, 10/15/2029(c)(g) 3 mo. USD LIBOR + 1.900%	663,363
	RR CLO 2 Ltd.
500,000	Series 2017-2A-DR 6.844%, 04/15/2036(c)(g) 3 mo. USD LIBOR + 5.800%	435,792
	RR CLO 6 Ltd.
500,000	Series 2019-6A-DR 6.894%, 04/15/2036(c)(g) 3 mo. USD LIBOR + 5.850%	435,965
	S-Jets Ltd.
947,946	Series 2017-1-A 3.967%, 08/15/2042(c)	834,540
	Santander Drive Auto Receivables Trust
890,000	Series 2020-1-D 5.350%, 03/15/2028	899,261
300,000	Series 2020-2-D 2.220%, 09/15/2026	293,683
	SCF Equipment Leasing LLC
295,000	Series 2021-1A-E 3.560%, 08/20/2032(c)	274,433
	Sierra Timeshare Receivables Funding LLC
217,334	Series 2020-2A-C 3.510%, 07/20/2037(c)	208,431
	Slam Ltd.
239,063	Series 2021-1A-B 3.422%, 06/15/2046(c)	201,483
	SLM Private Credit Student Loan Trust
149,000	Series 2003-A-A3 5.023%, 06/15/2032(g)	146,406
443,000	Series 2003-B-A3 5.133%, 03/15/2033(g)	435,632
50,000	Series 2003-B-A4 4.620%, 03/15/2033(g)	49,168
	SoFi Consumer Loan Program Trust
311,320	Series 2019-4-C 2.840%, 08/25/2028(c)	310,143
	SoFi Professional Loan Program LLC
133,000	Series 2017-F-R1 0.010%, 01/25/2041(c)	2,526,034

The accompanying notes are an integral part of these financial statements.

52	Litman Gregory Funds Trust

iMGP Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2022 (Unaudited) (Continued)

Principal Amount^		Value

ASSET-BACKED SECURITIES (CONTINUED)
	SoFi Professional Loan Program Trust
$ 360,000	Series 2020-A-BFX 3.120%, 05/15/2046(c)	$319,094
45,000	Series 2020-A-R1 0.010%, 05/15/2046(c)	1,467,464
	Sound Point CLO XXXII Ltd.
500,000	Series 2021-4A-E 7.884%, 10/25/2034(c)(g) 3 mo. USD LIBOR + 6.700%	442,446
	SpringCastle America Funding LLC
528,652	Series 2020-AA-A 1.970%, 09/25/2037(c)	491,543
	Sprite Ltd.
2,840,910	Series 2021-1-A 3.750%, 11/15/2046(c)	2,577,904
	Stewart Park CLO Ltd.
500,000	Series 2015-1A-ER 6.324%, 01/15/2030(c)(g) 3 mo. USD LIBOR + 5.280%	423,940
	Textainer Marine Containers VII Ltd.
93,342	Series 2020-1A-A 2.730%, 08/21/2045(c)	87,713
200,624	Series 2021-1A-B 2.520%, 02/20/2046(c)	178,454
	THL Credit Wind River CLO Ltd.
2,000,000	Series 2014-2A-INC 0.010%, 01/15/2031(c)	300,000
500,000	Series 2017-3A-ER 8.094%, 04/15/2035(c)(g) 3 mo. USD LIBOR + 7.050%	453,584
500,000	Series 2018-2A-E 6.794%, 07/15/2030(c)(g) 3 mo. USD LIBOR + 5.750%	426,438
	TICP CLO VII Ltd.
280,000	Series 2017-7A-CR 3.194%, 04/15/2033(c)(g) 3 mo. USD LIBOR + 2.150%	264,036
	TICP CLO XV Ltd.
250,000	Series 2020-15A-C 3.213%, 04/20/2033(c)(g) 3 mo. USD LIBOR + 2.150%	236,010
	Towd Point Mortgage Trust
310,000	Series 2018-5-M1 3.250%, 07/25/2058(c)(h)	268,411
385,000	Series 2019-2-M1 3.750%, 12/25/2058(c)(h)	341,766
	Trestles CLO II Ltd.
335,000	Series 2018-2A-D 6.934%, 07/25/2031(c)(g) 3 mo. USD LIBOR + 5.750%	286,657
	Tricon American Homes Trust
250,000	Series 2020-SFR1-E 3.544%, 07/17/2038(c)	237,238
290,000	Series 2020-SFR2-E1 2.730%, 11/17/2039(c)	248,739
	Unity-Peace Park CLO Ltd.
500,000	Series 2022-1A-E 8.271%, 04/20/2035(c)(g) SOFR 90-day + 7.175%	464,142

Principal Amount^		Value
	Upstart Pass-Through Trust
$ 1,000,000	Series 2021-ST8-CERT 0.010%, 10/20/2029(c)	$698,270
929,000	Series 2021-ST9-CERT 0.010%, 11/20/2029(c)	663,420
	Upstart Securitization Trust
1,000	Series 2021-2-CERT 0.010%, 06/20/2031	487,728
	VCAT LLC
265,016	Series 2021-NPL5-A1 1.868%, 08/25/2051(c)(f)	250,418
	VOLT XCII LLC
3,000,000	Series 2021-NPL1-A2 4.949%, 02/27/2051(c)(f)	2,844,228
	VOLT XCIII LLC
675,815	Series 2021-NPL2-A1 1.893%, 02/27/2051(c)(f)	643,858
	VOLT XCIV LLC
675,000	Series 2021-NPL3-A2 4.949%, 02/27/2051(c)(f)	652,139
	VOLT XCVI LLC
345,000	Series 2021-NPL5-A2 4.826%, 03/27/2051(c)(f)	328,742
	Voya CLO Ltd.
500,000	Series 2018-2A-E 6.294%, 07/15/2031(c)(g) 3 mo. USD LIBOR + 5.250%	412,336
500,000	Series 2019-1A-ER 7.164%, 04/15/2031(c)(g) 3 mo. USD LIBOR + 6.120%	413,844
	WAVE Trust
493,364	Series 2017-1A-A 3.844%, 11/15/2042(c)	445,368
	Webster Park CLO Ltd.
1,000,000	Series 2015-1A-DR 6.563%, 07/20/2030(c)(g) 3 mo. USD LIBOR + 5.500%	875,117
	Wendy’s Funding LLC
1,007,525	Series 2018-1A-A2II 3.884%, 03/15/2048(c)	953,201
173,850	Series 2019-1A-A2II 4.080%, 06/15/2049(c)	163,683
	Westlake Automobile Receivables Trust
390,000	Series 2020-3A-D 1.650%, 02/17/2026(c)	375,214
460,000	Series 2022-2A D 5.480%, 09/15/2027(c)	459,241
	Willis Engine Structured Trust
217,400	Series 2020-A-A 3.228%, 03/15/2045(c)	185,658
1,728,031	Series 2021-A-C 7.385%, 05/15/2046(c)	1,418,758
	Wind River CLO Ltd.
500,000	Series 2021-2A-E 7.493%, 07/20/2034(c)(g) 3 mo. USD LIBOR + 6.430%	437,192

TOTAL ASSET-BACKED SECURITIES (Cost $168,282,814)		140,335,234

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	53

iMGP Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2022 (Unaudited) (Continued)

Principal Amount^		Value

BANK LOANS: 1.8%
	Aegion Corp.
$ 178,650	6.273%, 05/17/2028(g) 1 mo. LIBOR + 4.750%	$163,911
	Air Methods Corp.
1,158,418	5.750%, 04/22/2024(g) 3 mo. LIBOR + 3.500%	1,032,440
	American Tire Distributors Holdings, Inc.
493,763	7.000%, 10/20/2028(g) 3 mo. LIBOR + 6.250%	468,087
	Applied Systems, Inc.
1,060,000	7.750%, 09/19/2025(g) 3 mo. LIBOR + 5.500%	1,028,863
	Astra Acquisition Corp.
833,745	6.916%, 10/25/2028(g) 1 mo. LIBOR + 5.250%	728,831
1,069,743	10.541%, 10/25/2029(g) 1 mo. LIBOR + 8.875%	994,861
	Asurion LLC
160,000	6.916%, 01/31/2028(g) 1 mo. LIBOR + 5.250%	137,400
	Atlas Purchaser, Inc.
623,923	6.621%, 05/08/2028(g) 3 mo. LIBOR + 5.250%	517,856
	Aveanna Healthcare LLC
885,000	8.595%, 12/10/2029(g) 1 mo. LIBOR + 7.000%	792,075
	Blackhawk Network Holdings, Inc.
125,000	8.313%, 06/15/2026(g) 1 mo. LIBOR + 7.000%	122,604
	Bright Bidco B.V.
859,195	4.774%, 06/30/2024(g) 3 mo. LIBOR + 3.500%	384,180
	BYJU’s Alpha, Inc.
323,375	7.006%, 11/24/2026(g) 3 mo. LIBOR + 5.500%	276,486
	Cengage Learning, Inc.
401,963	5.750%, 07/14/2026(g) 3 mo. LIBOR + 4.750%	363,776
	Constant Contact, Inc.
1,260,000	8.511%, 02/12/2029(g) 3 mo. LIBOR + 7.500%	1,222,200
	Cyxtera DC Holdings, Inc.
463,734	4.640%, 05/01/2024(g) 1 mo. LIBOR + 3.000%	438,769
	DCert Buyer, Inc.
485,000	8.666%, 02/19/2029(g) 1 mo. LIBOR + 7.000%	453,475
	DG Investment Intermediate Holdings 2, Inc.
420,000	8.416%, 03/30/2029(g) 1 mo. LIBOR + 6.750%	407,400
	Edgewater Generation LLC
241,389	5.416%, 12/13/2025(g) 1 mo. LIBOR + 3.750%	206,719
	Envision Healthcare Corp.
677,705	5.416%, 10/10/2025(g) 1 mo. LIBOR + 3.750%	230,589
865,488	6.000%-7.666%, 10/10/2025(g) 1 mo. LIBOR + 6.000%	297,148

Principal Amount^		Value
	Finastra USA, Inc.
$ 455,187	4.739%, 06/13/2024(g) 3 mo. LIBOR + 3.500%	$411,589
405,000	8.489%, 06/13/2025(g) 3 mo. LIBOR + 7.250%	351,194
	Gainwell Acquisition Corp.
357,226	6.250%, 10/01/2027(g) 3 mo. LIBOR + 4.000%	338,807
	Grab Holdings, Inc.
632,000	5.500%, 01/29/2026(g) 6 mo. LIBOR + 4.500%	579,860
	Gulf Finance LLC
413,671	7.870%-8.420%, 08/25/2026(g) 1 mo. LIBOR + 6.750%	308,962
	Intelsat Jackson Holdings S.A.
399,127	4.920%, 02/01/2029(g) SOFR + 4.250%	367,125
	ION Trading Finance Ltd.
201,678	7.000%, 04/03/2028(g) 3 mo. LIBOR + 4.750%	186,616
	Kenan Advantage Group, Inc.
220,000	8.916%, 09/01/2027(g) 1 mo. LIBOR + 7.250%	201,300
	Lealand Finance Company B.V.
273,000	0.000%, 06/28/2024(i)	159,705
29,882	0.000%, 06/28/2024(i)	19,423
21,355	4.666%, 06/28/2024(g) 1 mo. LIBOR + 3.000%	13,881
956,546	0.000%, 06/30/2024(i)	559,579
581,126	4.214%, 06/30/2024(g) 3 mo. LIBOR + 4.000%	339,959
574,720	0.000%, 06/30/2025(i)	294,785
770,160	2.666%-3.000%, 06/30/2025(g) 1 mo. LIBOR + 1.000%	395,031
	LSF9 Atlantis Holdings LLC
245,000	9.304%, 03/31/2029(g) 3 mo. SOFR + 7.250%	225,890
	Mediaco Holding, Inc.
2,094,999	8.400%, 11/21/2024(a)(g) 1 mo. LIBOR + 8.400%	1,948,349
	Minotaur Acquisition, Inc.
454,722	6.375%, 03/27/2026(g) 1 mo. SOFR + 4.750%	431,607
	Ola Singapore PTE, Ltd.
243,775	7.629%, 12/15/2026(g) SOFR + 6.250%	208,835
	Playtika Holding Corp.
475,418	4.416%, 03/13/2028(g) 1 mo. LIBOR + 2.750%	449,470
	Riverbed Technology, Inc.
554,766	7.630%, 12/07/2026(g) 3 mo. LIBOR + 6.000%	332,687
	Sweetwater Borrower LLC
184,181	5.938%, 08/07/2028(g) 1 mo. LIBOR + 4.250%	158,856
	Team Health Holdings, Inc.
821,167	4.416%, 02/06/2024(g) 1 mo. LIBOR + 2.750%	733,815
	Tibco Software, Inc.
390,000	7.250%, 03/03/2028(g) 1 mo. LIBOR + 7.250%	384,833

The accompanying notes are an integral part of these financial statements.

54	Litman Gregory Funds Trust

iMGP Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2022 (Unaudited) (Continued)

Principal Amount^		Value

BANK LOANS (CONTINUED)
	Travel Leaders Group LLC
$ 948,538	5.666%, 01/25/2024(g) 1 mo. LIBOR + 4.000%	$850,720
	Travelport Finance (Luxembourg) S.A.R.L.
868,957	3.750%, 02/28/2025(g) 3 mo. LIBOR + 1.500%	861,896
196,732	9.000%, 05/29/2026(g) 3 mo. LIBOR + 5.000%	153,636
	Ultimate Software Group, Inc. (The)
765,000	6.212%, 05/03/2027(g) 3 mo. LIBOR + 5.250%	711,833
	Vantage Specialty Chemicals, Inc.
986,848	4.739%-5.750%, 10/28/2024(g) 3 mo. LIBOR + 3.500%	938,122
	Viad Corp.
377,150	6.666%, 07/30/2028(g) 1 mo. LIBOR + 5.000%	356,407
	Waterbridge Midstream Operating LLC
664,747	7.392%, 06/22/2026(g) 3 mo. LIBOR + 5.750%	630,346
	Ziggo B.V.
490,000 (EUR)	3.000%, 01/31/2029(g) 6 mo. EURIBOR + 3.000%	458,529

TOTAL BANK LOANS (Cost $29,636,040)		24,631,317

CONVERTIBLE BONDS: 1.4%

Communications: 0.5%
	Cable One, Inc.
5,000	0.000%, 03/15/2026(j)	4,145
	Delivery Hero SE
100,000 (EUR)	1.000%, 04/30/2026	1,022,370
1,400,000 (EUR)	1.000%, 01/23/2027	68,238
	DISH Network Corp.
1,080,000	0.000%, 12/15/2025(j)	758,052
4,545,000	3.375%, 08/15/2026	3,081,510
	SNAP, Inc.
355,000	0.000%, 05/01/2027(j)	247,612
	Spotify USA, Inc.
335,000	0.000%, 03/15/2026(j)	265,990
	Twitter, Inc.
140,000	0.000%, 03/15/2026(j)	124,609
	Uber Technologies, Inc.
820,000	0.000%, 12/15/2025(j)	658,228
	Wayfair, Inc.
1,096,000	0.625%, 10/01/2025	729,388
	Zillow Group, Inc.
70,000	1.375%, 09/01/2026	70,630

		7,030,772

Consumer, Cyclical: 0.3%
	Cineplex, Inc.
1,041,000 (CAD)	5.750%, 09/30/2025(c)	925,998
	JetBlue Airways Corp.
195,000	0.500%, 04/01/2026	144,398

Principal Amount^		Value

Consumer, Cyclical (continued)
	Lightning eMotors, Inc.
$ 1,060,000	7.500%, 05/15/2024(c)	$757,900
	NCL Corp. Ltd.
775,000	1.125%, 02/15/2027(c)	505,688
	Peloton Interactive, Inc.
50,000	0.000%, 02/15/2026(j)	32,271
	Penn National Gaming, Inc.
130,000	2.750%, 05/15/2026	193,219
	Southwest Airlines Co.
1,025,000	1.250%, 05/01/2025	1,210,781

		3,770,255

Consumer, Non-cyclical: 0.4%
	BioMarin Pharmaceutical, Inc.
2,275,000	1.250%, 05/15/2027	2,272,270
	Guardant Health, Inc.
215,000	0.000%, 11/15/2027(j)	133,837
	Ionis Pharmaceuticals, Inc.
145,000	0.000%, 04/01/2026(j)	132,574
	Livongo Health, Inc.
570,000	0.875%, 06/01/2025	483,594
	Teladoc Health, Inc.
1,895,000	1.250%, 06/01/2027	1,397,562
	UpHealth, Inc.
1,509,000	6.250%, 06/15/2026(c)	1,154,464

		5,574,301

Technology: 0.2%
	Bentley Systems, Inc.
20,000	0.375%, 07/01/2027	15,500
	Bentley Systems, Inc.
20,000	0.375%, 07/01/2027(c)	15,600
	Bilibili, Inc.
315,000	0.500%, 12/01/2026(c)	223,178
	Kaleyra, Inc.
1,424,000	6.125%, 06/01/2026(c)	1,118,507
	Nutanix, Inc.
325,000	0.250%, 10/01/2027(c)	226,297
	RingCentral, Inc.
65,000	0.000%, 03/15/2026(j)	49,140
	Splunk, Inc.
760,000	1.125%, 06/15/2027	630,800
	Unity Software, Inc.
15,000	0.000%, 11/15/2026(c)(j)	11,081

		2,290,103

TOTAL CONVERTIBLE BONDS (Cost $23,293,051)		18,665,431

CORPORATE BONDS: 27.3%

Basic Materials: 1.8%
	ABJA Investment Co. Pte Ltd.
210,000	5.450%, 01/24/2028	199,226
	Albemarle Corp.
814,000	5.050%, 06/01/2032	798,132
	Allegheny Technologies, Inc.
2,470,000	4.875%, 10/01/2029	1,975,569
2,300,000	5.125%, 10/01/2031	1,766,321
	Ashland LLC
3,455,000	3.375%, 09/01/2031(c)	2,818,609

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	55

iMGP Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2022 (Unaudited) (Continued)

Principal Amount^		Value

CORPORATE BONDS (CONTINUED)

Basic Materials (continued)
	ASP Unifrax Holdings, Inc.
$ 260,000	7.500%, 09/30/2029(c)	$180,827
	Braskem Idesa SAPI
450,000	6.990%, 02/20/2032(c)	348,680
	Braskem Netherlands Finance B.V.
800,000	4.500%, 01/31/2030(c)	684,472
	CAP S.A.
300,000	3.900%, 04/27/2031	236,090
	CF Industries, Inc.
2,400,000	5.150%, 03/15/2034	2,354,021
	Chemours Co. (The)
546,000	4.625%, 11/15/2029(c)	430,379
	Cia de Minas Buenaventura S.A.A.
360,000	5.500%, 07/23/2026(c)	324,648
	Commercial Metals Co.
90,000	4.375%, 03/15/2032	73,888
	First Quantum Minerals Ltd.
600,000	7.500%, 04/01/2025(c)	568,469
1,445,000	6.875%, 03/01/2026(c)	1,333,692
740,000	6.875%, 10/15/2027(c)	663,573
	FMG Resources August 2006 Pty Ltd.
350,000	4.500%, 09/15/2027(c)	313,040
108,000	6.125%, 04/15/2032(c)	97,414
	Freeport-McMoRan, Inc.
310,000	4.250%, 03/01/2030	282,788
345,000	4.625%, 08/01/2030	320,674
	Glencore Funding LLC
970,000	2.850%, 04/27/2031(c)	804,035
	Illuminate Buyer LLC / Illuminate Holdings IV, Inc.
410,000	9.000%, 07/01/2028(c)	324,435
	Mercer International, Inc.
1,000,000	5.125%, 02/01/2029	862,165
	Methanex Corp.
900,000	5.125%, 10/15/2027	795,767
	Metinvest B.V.
500,000	7.750%, 10/17/2029	274,075
	Nufarm Australia Ltd. / Nufarm Americas, Inc.
1,850,000	5.000%, 01/27/2030(c)	1,567,412
	OCP S.A.
650,000	5.125%, 06/23/2051	433,312
	Orbia Advance Corp. SAB de C.V.
390,000	2.875%, 05/11/2031(c)	313,970
	SPCM S.A.
200,000	3.125%, 03/15/2027(c)	168,734
	Valvoline, Inc.
3,240,000	3.625%, 06/15/2031(c)	2,592,972
	Vedanta Resources Finance II Plc
250,000	9.250%, 04/23/2026(c)	149,631
200,000	9.250%, 04/23/2026	119,705
	Vibrantz Technologies, Inc.
285,000	9.000%, 02/15/2030(c)	201,308

		24,378,033

Principal Amount^		Value

Communications: 3.1%
	Bell Telephone Co. of Canada or Bell Canada (The)
$ 3,200,000	Series US-5 2.150%, 02/15/2032	$2,627,106
	British Telecommunications PLC
1,000,000	5.125%, 12/04/2028	999,922
	CCO Holdings LLC / CCO Holdings Capital Corp.
125,000	5.500%, 05/01/2026(c)	122,159
4,415,000	5.125%, 05/01/2027(c)	4,180,961
	Cengage Learning, Inc.
460,000	9.500%, 06/15/2024(c)	426,158
	Charter Communications Operating LLC / Charter Communications Operating Capital
145,000	2.800%, 04/01/2031	116,580
45,000	2.300%, 02/01/2032	34,197
70,000	4.400%, 04/01/2033	62,680
2,795,000	4.400%, 12/01/2061	2,028,752
	Cogent Communications Group, Inc.
740,000	7.000%, 06/15/2027(c)	707,810
	CommScope Technologies LLC
640,000	5.000%, 03/15/2027(c)	473,502
	CommScope, Inc.
1,510,000	7.125%, 07/01/2028(c)	1,145,771
	CSC Holdings LLC
4,305,000	4.625%, 12/01/2030(c)	2,897,416
235,000	5.000%, 11/15/2031(c)	158,762
	DIRECTV Financing LLC / DIRECTIVE Financing Co-Obligor, Inc.
205,000	5.875%, 08/15/2027(c)	176,880
	DISH DBS Corp.
1,705,000	5.250%, 12/01/2026(c)	1,333,532
1,425,000	5.125%, 06/01/2029	865,452
	Embarq Corp.
925,000	7.995%, 06/01/2036	696,696
	Endurance International Group Holdings, Inc.
590,000	6.000%, 02/15/2029(c)	427,716
	Expedia Group, Inc.
95,000	3.250%, 02/15/2030	79,449
90,000	2.950%, 03/15/2031	71,905
	FactSet Research Systems, Inc.
1,000,000	3.450%, 03/01/2032	879,839
	iHeartCommunications, Inc.
290,000	8.375%, 05/01/2027	231,078
350,000	5.250%, 08/15/2027(c)	300,055
735,000	4.750%, 01/15/2028(c)	603,722
	Intelsat Jackson Holdings S. A.
825,000	8.500%, 10/15/2024	0
	Kenbourne Invest S.A.
825,000	6.875%, 11/26/2024(c)	751,901
	Lumen Technologies, Inc.
200,000	5.375%, 06/15/2029(c)	158,860
	McGraw-Hill Education, Inc.
335,000	5.750%, 08/01/2028(c)	287,495
	Netflix, Inc.
275,000	4.875%, 04/15/2028	259,982
715,000	5.875%, 11/15/2028	700,700
390,000	6.375%, 05/15/2029	392,697

The accompanying notes are an integral part of these financial statements.

56	Litman Gregory Funds Trust

iMGP Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2022 (Unaudited) (Continued)

Principal Amount^		Value

CORPORATE BONDS (CONTINUED)

Communications (continued)
	Netflix, Inc. (Continued)
$ 70,000	5.375%, 11/15/2029(c)	$66,276
445,000	4.875%, 06/15/2030(c)	408,114
	Oi S.A.
550,000	10.000%, 07/27/2025(e) PIK rate 12.000%	270,017
	Rogers Communications, Inc.
2,800,000	3.800%, 03/15/2032(c)	2,570,882
	Sirius XM Radio, Inc.
2,234,000	3.875%, 09/01/2031(c)	1,797,108
	SoftBank Group Corp.
600,000	4.625%, 07/06/2028	471,000
205,000	5.250%, 07/06/2031	152,446
	Telefonica Emisiones S.A.
3,800,000	4.103%, 03/08/2027	3,731,479
	Telesat Canada / Telesat LLC
310,000	5.625%, 12/06/2026(c)	196,319
	Uber Technologies, Inc.
75,000	8.000%, 11/01/2026(c)	74,835
245,000	7.500%, 09/15/2027(c)	237,760
15,000	6.250%, 01/15/2028(c)	13,892
5,950,000	4.500%, 08/15/2029(c)	4,899,527
	Univision Communications, Inc.
214,000	7.375%, 06/30/2030(c)	210,292
	Verizon Communications, Inc.
1,200,000	2.355%, 03/15/2032	998,947
	Viasat, Inc.
550,000	6.500%, 07/15/2028(c)	379,541
	Viavi Solutions, Inc.
1,700,000	3.750%, 10/01/2029(c)	1,427,036
	VTR Finance N.V.
500,000	6.375%, 07/15/2028	358,756

		42,463,962

Consumer, Cyclical: 4.0%
	Allison Transmission, Inc.
2,250,000	3.750%, 01/30/2031(c)	1,807,245
	American Honda Finance Corp.
3,085,000	1.500%, 01/13/2025	2,933,544
	Aramark Services, Inc.
485,000	6.375%, 05/01/2025(c)	475,506
	Boyd Gaming Corp.
2,423,000	4.750%, 12/01/2027	2,203,840
1,000,000	4.750%, 06/15/2031(c)	847,000
	Carnival Corp.
95,000	7.625%, 03/01/2026(c)	73,609
740,000	5.750%, 03/01/2027(c)	539,948
75,000	6.000%, 05/01/2029(c)	52,663
	Churchill Downs, Inc.
5,869,000	4.750%, 01/15/2028(c)	5,246,358
	Dealer Tire LLC / DT Issuer LLC
565,000	8.000%, 02/01/2028(c)	488,844
	Dollar Tree, Inc.
800,000	2.650%, 12/01/2031	661,986
	Everi Holdings, Inc.
70,000	5.000%, 07/15/2029(c)	59,244
	Ford Motor Co.
1,270,000	9.000%, 04/22/2025	1,365,402

Principal Amount^		Value

Consumer, Cyclical (continued)
	General Motors Co.
$ 645,000	5.400%, 04/01/2048	$565,601
510,000	5.950%, 04/01/2049	477,162
	General Motors Financial Co., Inc.
310,000	Series A 5.750%, 09/30/2027(d)(h) 3 mo. USD LIBOR + 3.598%	257,300
255,000	Series B 6.500%, 09/30/2028(d)(h) 3 mo. USD LIBOR + 3.436%	217,706
100,000	Series C 5.700%, 09/30/2030(d)(h) 5 year CMT + 4.997%	87,375
	Genm Capital Labuan Ltd.
440,000	3.882%, 04/19/2031(c)	349,571
	Hilton Domestic Operating Co., Inc.
2,700,000	3.625%, 02/15/2032(c)	2,152,696
	Hilton Grand Vacations Borrower Escrow LLC / Hilton Grand Vacations Borrower Esc
300,000	5.000%, 06/01/2029(c)	243,476
160,000	4.875%, 07/01/2031(c)	122,374
	Hyatt Hotels Corp.
195,000	5.625%, 04/23/2025	197,871
	Lithia Motors, Inc.
220,000	3.875%, 06/01/2029(c)	187,601
	Magallanes, Inc.
170,000	3.755%, 03/15/2027(c)	159,596
195,000	4.054%, 03/15/2029(c)	179,371
305,000	4.279%, 03/15/2032(c)	273,667
	Marriott International, Inc.
700,000	Series II 2.750%, 10/15/2033	553,174
	Marriott Ownership Resorts, Inc.
230,000	4.500%, 06/15/2029(c)	191,624
	Meritor, Inc.
1,859,000	4.500%, 12/15/2028(c)	1,792,505
	Murphy Oil USA, Inc.
4,025,000	3.750%, 02/15/2031(c)	3,427,670
	NCL Corp. Ltd.
610,000	5.875%, 03/15/2026(c)	478,850
320,000	5.875%, 02/15/2027(c)	274,202
	NCL Finance Ltd.
200,000	6.125%, 03/15/2028(c)	145,777
	Papa John’s International, Inc.
1,800,000	3.875%, 09/15/2029(c)	1,487,430
	Park River Holdings, Inc.
120,000	5.625%, 02/01/2029(c)	74,955
	Peninsula Pacific Entertainment LLC / Peninsula Pacific Entertainment Finance In
2,819,000	8.500%, 11/15/2027(c)	2,964,164
	Penn National Gaming, Inc.
180,000	4.125%, 07/01/2029(c)	136,832
	Penske Automotive Group, Inc.
713,000	3.750%, 06/15/2029	596,436
	PetSmart, Inc. / PetSmart Finance Corp.
500,000	7.750%, 02/15/2029(c)	452,372

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	57

iMGP Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2022 (Unaudited) (Continued)

Principal Amount^		Value

CORPORATE BONDS (CONTINUED)

Consumer, Cyclical (continued)
	Premier Entertainment Sub LLC / Premier Entertainment Finance Corp.
$ 240,000	5.625%, 09/01/2029(c)	$171,235
190,000	5.875%, 09/01/2031(c)	132,126
	Royal Caribbean Cruises Ltd.
145,000	4.250%, 07/01/2026(c)	103,265
985,000	5.500%, 04/01/2028(c)	686,895
	Scientific Games International, Inc.
635,000	7.000%, 05/15/2028(c)	600,796
225,000	7.250%, 11/15/2029(c)	213,161
	Superior Plus L.P. / Superior General Partner, Inc.
2,874,000	4.500%, 03/15/2029(c)	2,448,303
	SWF Escrow Issuer Corp.
450,000	6.500%, 10/01/2029(c)	303,266
	Tenneco, Inc.
3,333,000	5.125%, 04/15/2029(c)	3,143,411
	TKC Holdings, Inc.
320,000	10.500%, 05/15/2029(c)	262,304
	Toyota Motor Credit Corp.
3,090,000	1.450%, 01/13/2025	2,934,868
	Travel & Leisure Co.
420,000	6.625%, 07/31/2026(c)	399,498
35,000	6.000%, 04/01/2027	31,712
740,000	4.500%, 12/01/2029(c)	574,436
125,000	4.625%, 03/01/2030(c)	97,056
	United Airlines Pass Through Trust
1,360,803	Series 2019-2-B 3.500%, 11/01/2029	1,180,044
132,800	Series 2020-1-B 4.875%, 07/15/2027	126,409
	Vista Outdoor, Inc.
900,000	4.500%, 03/15/2029(c)	689,942
	Wabash National Corp.
466,000	4.500%, 10/15/2028(c)	357,073
	Wheel Pros, Inc.
230,000	6.500%, 05/15/2029(c)	162,850
	Wyndham Hotels & Resorts, Inc.
920,000	4.375%, 08/15/2028(c)	805,994
	Yum! Brands, Inc.
3,256,000	4.750%, 01/15/2030(c)	2,960,648
2,684,000	4.625%, 01/31/2032	2,367,838

		55,555,677

Consumer, Non-cyclical: 4.9%
	AbbVie, Inc.
600,000	4.550%, 03/15/2035	588,243
	Acadia Healthcare Co., Inc.
1,496,000	5.500%, 07/01/2028(c)	1,400,069
3,000,000	5.000%, 04/15/2029(c)	2,722,365
	Air Methods Corp.
460,000	8.000%, 05/15/2025(c)	301,953
	Altria Group, Inc.
1,500,000	2.450%, 02/04/2032	1,134,465
	Avantor Funding, Inc.
430,000	3.875%, 11/01/2029(c)	376,712

Principal Amount^		Value

Consumer, Non-cyclical (continued)
	BAT Capital Corp.
$ 6,000,000	2.726%, 03/25/2031	$4,770,775
	Bausch Health Cos., Inc.
230,000	7.000%, 01/15/2028(c)	131,941
1,385,000	5.000%, 01/30/2028(c)	741,404
65,000	5.000%, 02/15/2029(c)	33,808
75,000	6.250%, 02/15/2029(c)	40,433
400,000	5.250%, 01/30/2030(c)	207,672
660,000	5.250%, 02/15/2031(c)	340,445
	Camposol S.A.
400,000	6.000%, 02/03/2027	336,982
	Carriage Services, Inc.
1,690,000	4.250%, 05/15/2029(c)	1,376,952
	Centene Corp.
1,380,000	4.250%, 12/15/2027	1,288,575
	Central Garden & Pet Co.
90,000	4.125%, 04/30/2031(c)	72,392
	CHS / Community Health Systems, Inc.
305,000	6.875%, 04/15/2029(c)	197,613
	Constellation Brands, Inc.
2,200,000	2.250%, 08/01/2031	1,791,613
1,437,000	4.750%, 05/09/2032	1,423,494
	Coruripe Netherlands B.V.
200,000	10.000%, 02/10/2027	172,510
	Coty, Inc.
70,000	6.500%, 04/15/2026(c)	64,734
	Darling Ingredients, Inc.
40,000	6.000%, 06/15/2030(c)	39,957
	Encompass Health Corp.
1,300,000	4.750%, 02/01/2030	1,088,546
1,100,000	4.625%, 04/01/2031	892,417
	Endo Luxembourg Finance Co. I S.A.R.L / Endo US, Inc.
335,000	6.125%, 04/01/2029(c)	253,625
	Frigorifico Concepcion S.A.
400,000	7.700%, 07/21/2028(c)	314,920
	Gartner, Inc.
3,141,000	3.625%, 06/15/2029(c)	2,726,671
2,366,000	3.750%, 10/01/2030(c)	2,046,164
	Grifols Escrow Issuer S.A.
315,000	4.750%, 10/15/2028(c)	273,666
	HCA, Inc.
375,000	5.375%, 02/01/2025	376,239
970,000	5.875%, 02/15/2026	976,737
	Hologic, Inc.
4,900,000	3.250%, 02/15/2029(c)	4,201,848
	Ingles Markets, Inc.
1,700,000	4.000%, 06/15/2031(c)	1,473,143
	JBS USA LUX S.A. / JBS USA Food Co. / JBS USA Finance, Inc.
240,000	3.000%, 02/02/2029(c)	203,138
	Korn Ferry
600,000	4.625%, 12/15/2027(c)	539,646
	Kronos Acquisition Holdings, Inc. / KIK Custom Products, Inc.
430,000	7.000%, 12/31/2027(c)	318,777
	Lamb Weston Holdings, Inc.
2,200,000	4.375%, 01/31/2032(c)	1,918,169
	MARB BondCo Plc
1,125,000	3.950%, 01/29/2031(c)	866,154

The accompanying notes are an integral part of these financial statements.

58	Litman Gregory Funds Trust

iMGP Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2022 (Unaudited) (Continued)

Principal Amount^		Value

CORPORATE BONDS (CONTINUED)

Consumer, Non-cyclical (continued)
	Molina Healthcare, Inc.
$ 240,000	4.375%, 06/15/2028(c)	$215,115
	Movida Europe S.A.
300,000	5.250%, 02/08/2031	232,920
	Natura Cosmeticos S.A.
330,000	4.125%, 05/03/2028(c)	272,184
	PECF USS Intermediate Holding III Corp.
220,000	8.000%, 11/15/2029(c)	174,658
	Philip Morris International, Inc.
1,600,000	1.750%, 11/01/2030	1,244,259
	Pilgrim’s Pride Corp.
645,000	5.875%, 09/30/2027(c)	618,784
2,940,000	4.250%, 04/15/2031(c)	2,457,355
2,200,000	3.500%, 03/01/2032(c)	1,723,293
	Post Holdings, Inc.
525,000	5.750%, 03/01/2027(c)	509,261
3,400,000	5.625%, 01/15/2028(c)	3,234,607
2,274,000	4.500%, 09/15/2031(c)	1,866,499
	Pyxus Holdings, Inc.
245,100	10.000%, 08/24/2024	204,401
	Quanta Services, Inc.
1,504,000	2.350%, 01/15/2032	1,169,909
	Radiology Partners, Inc.
590,000	9.250%, 02/01/2028(c)	441,539
	Regeneron Pharmaceuticals, Inc.
2,273,000	1.750%, 09/15/2030	1,829,685
	Royalty Pharma Plc
1,500,000	2.200%, 09/02/2030	1,218,611
	Sabre GLBL, Inc.
180,000	7.375%, 09/01/2025(c)	168,315
	Service Corp. International
4,047,000	4.000%, 05/15/2031	3,463,584
	Spectrum Brands, Inc.
800,000	3.875%, 03/15/2031(c)	645,920
	SSMS Plantation Holdings Pte Ltd.
200,000	7.750%, 01/23/2023	177,000
	Teva Pharmaceutical Finance Netherlands II B.V.
1,455,000 (EUR)	6.000%, 01/31/2025	1,488,904
	Teva Pharmaceutical Finance Netherlands III B.V.
395,000	7.125%, 01/31/2025	386,175
1,115,000	3.150%, 10/01/2026	917,929
4,795,000	4.100%, 10/01/2046	3,001,262
	TriNet Group, Inc.
1,095,000	3.500%, 03/01/2029(c)	902,784
	Triton Water Holdings, Inc.
270,000	6.250%, 04/01/2029(c)	192,148
	United Rentals North America, Inc.
700,000	4.875%, 01/15/2028	661,150

		67,443,218

Diversified: 0.0%
	ABM Investama Tbk PT
250,000	9.500%, 08/05/2026(c)	221,387

Principal Amount^		Value

Energy: 3.4%
	AI Candelaria Spain S.A.
$ 250,000	5.750%, 06/15/2033(c)	$183,824
250,000	5.750%, 06/15/2033	183,824
	Aker BP ASA
435,000	3.750%, 01/15/2030(c)	390,682
300,000	4.000%, 01/15/2031(c)	270,481
	Antero Resources Corp.
1,796,000	7.625%, 02/01/2029(c)	1,830,052
850,000	5.375%, 03/01/2030(c)	776,390
	Baytex Energy Corp.
2,461,000	8.750%, 04/01/2027(c)	2,471,361
	Calumet Specialty Products Partners L.P. / Calumet Finance Corp.
2,340,000	8.125%, 01/15/2027(c)	1,981,294
	Cenovus Energy, Inc.
500,000	2.650%, 01/15/2032	415,324
	Civitas Resources, Inc.
434,000	5.000%, 10/15/2026(c)	390,131
	CNX Resources Corp.
1,280,000	6.000%, 01/15/2029(c)	1,192,717
	Continental Resources, Inc.
700,000	5.750%, 01/15/2031(c)	675,829
120,000	2.875%, 04/01/2032(c)	93,949
	CVR Energy, Inc.
2,400,000	5.750%, 02/15/2028(c)	2,142,400
	DCP Midstream Operating L.P.
670,000	5.375%, 07/15/2025	652,721
	Delek Logistics Partners L.P. / Delek Logistics Finance Corp.
1,800,000	7.125%, 06/01/2028(c)	1,623,285
	Ecopetrol S.A.
500,000	5.875%, 05/28/2045	341,250
250,000	5.875%, 11/02/2051	163,519
	Energean Israel Finance Ltd.
325,000	5.375%, 03/30/2028(c)	276,136
	EnLink Midstream LLC
1,164,000	5.625%, 01/15/2028(c)	1,070,337
	EQT Corp.
115,000	3.125%, 05/15/2026(c)	107,927
405,000	3.900%, 10/01/2027	377,547
120,000	5.000%, 01/15/2029	116,359
440,000	3.625%, 05/15/2031(c)	381,047
	Frontera Energy Corp.
200,000	7.875%, 06/21/2028(c)	163,040
	Gran Tierra Energy, Inc.
550,000	7.750%, 05/23/2027(c)	472,174
	Gulfport Energy Corp.
9,327	8.000%, 05/17/2026	9,193
	Gulfport Energy Operating Corp.
145,000	6.625%, 05/01/2023	0
287,000	6.000%, 10/15/2024	0
137,000	6.375%, 05/15/2025	0
144,000	6.375%, 01/15/2026	0
	Hess Midstream Operations L.P.
185,000	5.625%, 02/15/2026(c)	176,585
140,000	4.250%, 02/15/2030(c)	117,525
	HF Sinclair Corp.
1,200,000	4.500%, 10/01/2030(c)	1,096,298
	Holly Energy Partners L.P. / Holly Energy Finance Corp.
180,000	6.375%, 04/15/2027(c)	170,014

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	59

iMGP Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2022 (Unaudited) (Continued)

Principal Amount^		Value

CORPORATE BONDS (CONTINUED)

Energy (continued)
	Hunt Oil Co. of Peru LLC Sucursal Del Peru
$ 366,400	6.375%, 06/01/2028	$336,172
	Kosmos Energy Ltd.
200,000	7.500%, 03/01/2028	166,106
	Leviathan Bond Ltd.
335,000	6.500%, 06/30/2027(c)	310,411
	MC Brazil Downstream Trading SARL
450,000	7.250%, 06/30/2031	358,805
	MEG Energy Corp.
2,040,000	5.875%, 02/01/2029(c)	1,866,275
	NGD Holdings B.V.
100,000	6.750%, 12/31/2026	44,600
	NGL Energy Operating LLC / NGL Energy Finance Corp.
685,000	7.500%, 02/01/2026(c)	618,915
	Northern Oil and Gas, Inc.
286,000	8.125%, 03/01/2028(c)	269,977
	Occidental Petroleum Corp.
1,285,000	5.550%, 03/15/2026	1,278,472
40,000	8.875%, 07/15/2030	46,000
2,186,000	6.125%, 01/01/2031	2,220,145
45,000	7.875%, 09/15/2031	49,475
	Ovintiv, Inc.
75,000	8.125%, 09/15/2030	86,493
20,000	7.200%, 11/01/2031	21,969
15,000	7.375%, 11/01/2031	16,549
70,000	6.500%, 08/15/2034	73,392
145,000	6.625%, 08/15/2037	152,998
30,000	6.500%, 02/01/2038	31,099
	Patterson-UTI Energy, Inc.
1,100,000	5.150%, 11/15/2029	946,118
	PBF Holding Co. LLC / PBF Finance Corp.
2,228,000	6.000%, 02/15/2028	1,867,810
	Pertamina Persero PT
300,000	4.150%, 02/25/2060	223,960
	Peru LNG Srl
300,000	5.375%, 03/22/2030	243,017
	Petrobras Global Finance B.V.
630,000	5.500%, 06/10/2051	479,080
	Petroleos del Peru S.A.
600,000	5.625%, 06/19/2047	406,900
	Petroleos Mexicanos
1,590,000	5.950%, 01/28/2031	1,167,775
1,420,000	6.625%, 06/15/2035	973,836
400,000	6.375%, 01/23/2045	243,146
200,000	6.750%, 09/21/2047	124,191
	Precision Drilling Corp.
3,690,000	6.875%, 01/15/2029(c)	3,307,956
	Range Resources Corp.
329,000	8.250%, 01/15/2029	336,361
	SCC Power Plc
90,226	Cash 4.000% + PIK Rate 4.000% 8.000%, 12/31/2028(c)(e)	39,023
48,872	PIK Rate 4.000% 4.000%, 05/17/2032(c)(e)	5,376

Principal Amount^		Value

Energy (continued)
	SierraCol Energy Andina LLC
$ 400,000	6.000%, 06/15/2028(c)	$292,602
200,000	6.000%, 06/15/2028	146,301
	Southwestern Energy Co.
80,000	4.750%, 02/01/2032	68,366
	Sunoco L.P. / Sunoco Finance Corp.
2,524,000	4.500%, 05/15/2029	2,085,376
2,685,000	4.500%, 04/30/2030(c)	2,172,658
	Transocean, Inc.
1,100,000	11.500%, 01/30/2027(c)	1,033,934
	Tullow Oil Plc
283,000	10.250%, 05/15/2026(c)	271,016
	UEP Penonome II S.A.
379,449	6.500%, 10/01/2038(c)	355,170
	Vermilion Energy, Inc.
671,000	6.875%, 05/01/2030(c)	601,216
	Western Midstream Operating L.P.
560,000	3.600%, 02/01/2025	517,009
	YPF S.A.
450,000	6.950%, 07/21/2027(c)	255,992
50,000	8.500%, 06/27/2029	30,968
600,000	7.000%, 12/15/2047	295,402

		46,751,627

Financial: 5.1%
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust
300,000	6.500%, 07/15/2025	307,664
	Agile Group Holdings Ltd.
200,000	6.875%, 03/07/2023(d)(h) -1*5 year CMT + 9.216%	43,900
200,000	5.500%, 04/21/2025	66,000
200,000	7.750%, 05/25/2025(d)(h) -1*5 year CMT + 11.083%	43,144
400,000	6.050%, 10/13/2025	130,940
	Aircastle Ltd.
1,295,000	4.250%, 06/15/2026	1,201,144
175,000	5.250%, 06/15/2026(c)(d)(h) 5 year CMT + 4.410%	145,308
	Ally Financial, Inc.
995,000	Series C 4.700%, 05/15/2028(d)(h) 7 year CMT + 3.481%	736,499
	Alpha Holding S.A. de C.V.
600,000	9.000%, 02/10/2025(c)	39,000
	Antares Holdings L.P.
255,000	3.950%, 07/15/2026(c)	221,954
450,000	2.750%, 01/15/2027(c)	363,213
680,000	3.750%, 07/15/2027(c)	573,151
	Ares Capital Corp.
2,475,000	2.875%, 06/15/2028	1,966,440
660,000	3.200%, 11/15/2031	481,514
	Assurant, Inc.
1,660,000	3.700%, 02/22/2030	1,482,099
	Athene Global Funding
1,280,000	1.716%, 01/07/2025(c)	1,196,481
	AXA S.A.
500,000	8.600%, 12/15/2030	587,163
	Banco Davivienda S.A.
200,000	6.650%, 04/22/2031(c)(d)(h) 10 year CMT + 5.097%	160,127

The accompanying notes are an integral part of these financial statements.

60	Litman Gregory Funds Trust

iMGP Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2022 (Unaudited) (Continued)

Principal Amount^		Value

CORPORATE BONDS (CONTINUED)

Financial (continued)
	Banco do Brasil S.A.
$ 550,000	6.250%, 04/15/2024(d)(h) 10 year CMT + 4.398%	$483,142
	Banco GNB Sudameris S.A.
200,000	7.051%, 04/03/2027(h) 5 year CMT + 4.561%	179,926
350,000	7.500%, 04/16/2031(c)(h) 5 year CMT + 6.660%	299,598
	Banco Hipotecario S.A.
8,017,340 (ARS)	48.500%, 11/07/2022(c)(g) BADLARPP + 4.000%	39,612
	Banco Mercantil del Norte S.A.
350,000	6.625%, 01/24/2032(c)(d)(h) 10 year CMT + 5.034%	286,825
	Bank of America Corp.
1,530,000	1.843%, 02/04/2025(h) SOFR + 0.670%	1,475,849
	Barclays Plc
660,000	4.375%, 03/15/2028(d)(h) 5 year CMT + 3.410%	507,780
400,000	5.088%, 06/20/2030(h) 3 mo. USD LIBOR + 3.054%	378,697
740,000	3.564%, 09/23/2035(h) 5 year CMT + 2.900%	614,748
	Barings BDC, Inc.
405,000	3.300%, 11/23/2026(c)	352,086
	Blackstone Secured Lending Fund
1,295,000	2.125%, 02/15/2027	1,085,769
	Central China Real Estate Ltd.
230,000	7.650%, 08/27/2023	102,580
205,000	7.750%, 05/24/2024	65,848
200,000	7.250%, 07/16/2024	64,500
400,000	7.250%, 08/13/2024	127,407
205,000	7.500%, 07/14/2025	65,600
	CFLD Cayman Investment Ltd.
200,000	7.125%, 04/08/2022	18,052
400,000	6.920%, 06/16/2022	39,200
200,000	8.750%, 09/28/2022	19,965
	China Aoyuan Group Ltd.
200,000	6.200%, 03/24/2026	23,835
	China Evergrande Group
200,000	9.500%, 04/11/2022(k)	17,000
200,000	8.750%, 06/28/2025	16,593
	CIFI Holdings Group Co. Ltd.
200,000	4.450%, 08/17/2026	113,830
	Credivalores-Crediservicios SAS
100,000	9.750%, 07/27/2022	97,153
300,000	8.875%, 02/07/2025(c)	165,948
	Deutsche Bank AG
1,200,000	3.729%, 01/14/2032(h) SOFR + 2.757%	904,939
260,000	3.742%, 01/07/2033(h) SOFR+ 2.257%	190,060
	Easy Tactic Ltd.
200,000	5.875%, 02/13/2023	45,364
200,000	11.750%, 08/02/2023	45,266

Principal Amount^		Value

Financial (continued)
	Enstar Group Ltd.
$ 3,000,000	3.100%, 09/01/2031	$2,402,295
	Extra Space Storage L.P.
1,400,000	3.900%, 04/01/2029	1,314,818
	Fantasia Holdings Group Co. Ltd.
200,000	11.875%, 06/01/2023	18,023
	FS KKR Capital Corp.
1,150,000	3.400%, 01/15/2026	1,023,099
455,000	3.125%, 10/12/2028	363,993
	Gilex Holding S.A.R.L.
360,000	8.500%, 05/02/2023	351,972
	Global Atlantic Fin Co.
570,000	4.400%, 10/15/2029(c)	518,424
	GLP Capital L.P. / GLP Financing II, Inc.
1,600,000	3.250%, 01/15/2032	1,286,758
	Goldman Sachs Group, Inc. (The)
1,530,000	1.757%, 01/24/2025(h) SOFR + 0.730%	1,473,958
	Host Hotels & Resorts L.P.
1,400,000	Series J 2.900%, 12/15/2031	1,116,272
	Howard Hughes Corp. (The)
1,000,000	4.375%, 02/01/2031(c)	742,691
	HSBC Holdings Plc
1,540,000	1.162%, 11/22/2024(h) SOFR + 0.580%	1,472,256
	Icahn Enterprises L.P. / Icahn Enterprises Finance Corp.
4,564,000	4.750%, 09/15/2024	4,271,387
165,000	6.375%, 12/15/2025	156,281
970,000	6.250%, 05/15/2026	904,069
913,000	5.250%, 05/15/2027	810,739
905,000	4.375%, 02/01/2029	729,296
	Iron Mountain Information Management Services, Inc.
1,300,000	5.000%, 07/15/2032(c)	1,050,563
	Iron Mountain, Inc.
3,149,000	4.500%, 02/15/2031(c)	2,582,180
	Itau Unibanco Holding S.A.
500,000	4.625%, 02/27/2025(d)(h) 5 year CMT + 3.222%	400,688
	Jababeka International B.V.
400,000	6.500%, 10/05/2023	262,400
	Kaisa Group Holdings Ltd.
1,005,000	9.375%, 06/30/2024(k)	140,292
200,000	10.500%, 01/15/2025	27,502
1,000,000	11.250%, 04/16/2025	137,509
200,000	9.950%, 07/23/2025	27,241
600,000	11.700%, 11/11/2025(k)	83,647
400,000	11.650%, 06/01/2026	55,004
	Kennedy-Wilson, Inc.
380,000	4.750%, 02/01/2030	297,983
	KWG Group Holdings Ltd.
210,000	6.300%, 02/13/2026	42,053
	Life Storage L.P.
1,100,000	2.400%, 10/15/2031	879,130
	Logan Group Co. Ltd.
200,000	4.250%, 07/12/2025	44,053
	LPL Holdings, Inc.
1,000,000	4.375%, 05/15/2031(c)	856,200

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	61

iMGP Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2022 (Unaudited) (Continued)

Principal Amount^		Value

CORPORATE BONDS (CONTINUED)

Financial (continued)
	Main Street Capital Corp.
$ 900,000	3.000%, 07/14/2026	$787,450
	Mexarrend SAPI de C.V.
300,000	10.250%, 07/24/2024(c)	143,336
	National Health Investors, Inc.
100,000	3.000%, 02/01/2031	76,819
	Nationstar Mortgage Holdings, Inc.
1,225,000	5.750%, 11/15/2031(c)	938,656
	Oaktree Specialty Lending Corp.
150,000	2.700%, 01/15/2027	130,204
	OneMain Finance Corp.
635,000	3.500%, 01/15/2027	508,899
	Operadora de Servicios Mega S.A. de C.V. Sofom ER
400,000	8.250%, 02/11/2025(c)	260,046
	Owl Rock Capital Corp.
500,000	2.875%, 06/11/2028	393,762
	Owl Rock Technology Finance Corp.
105,000	2.500%, 01/15/2027	88,867
	Public Storage
1,000,000	2.250%, 11/09/2031	830,113
	RKP Overseas Finance 2016 A Ltd.
200,000	7.950%, 08/17/2022(d)	90,802
	RKPF Overseas 2019 E Ltd.
300,000	7.750%, 11/18/2024(d)(h) 5 year CMT + 6.003%	132,000
	Rocket Mortgage LLC / Rocket Mortgage Co-Issuer, Inc.
3,220,000	2.875%, 10/15/2026(c)	2,670,121
1,170,000	3.625%, 03/01/2029(c)	922,147
25,000	3.875%, 03/01/2031(c)	18,821
1,215,000	4.000%, 10/15/2033(c)	865,384
	Ronshine China Holdings Ltd.
200,000	7.350%, 12/15/2023	27,472
350,000	6.750%, 08/05/2024	31,500
	Sabra Health Care L.P.
900,000	3.200%, 12/01/2031	717,209
	SBA Communications Corp.
70,000	3.875%, 02/15/2027	63,952
3,356,000	3.125%, 02/01/2029	2,754,991
	Shimao Group Holdings Ltd.
340,000	4.750%, 07/03/2022	43,520
	Shimao Group Holdings Ltd.
200,000	5.200%, 01/16/2027	22,709
400,000	3.450%, 01/11/2031	45,062
	Societe Generale S.A.
1,605,000	3.653%, 07/08/2035(c)(h) 5 year CMT + 3.000%	1,314,431
	Standard Chartered Plc
830,000	3.265%, 02/18/2036(c)(h) 5 year CMT + 2.300%	672,903
	Starwood Property Trust, Inc.
3,100,000	4.750%, 03/15/2025	2,842,685
2,410,000	3.625%, 07/15/2026(c)	2,052,826
300,000	4.375%, 01/15/2027(c)	261,831
	Sunac China Holdings Ltd.
200,000	6.500%, 01/10/2025	30,000

Principal Amount^		Value

Financial (continued)
$ 200,000	7.000%, 07/09/2025	$30,000
1,010,000	6.500%, 01/26/2026	149,776
	Times China Holdings Ltd.
400,000	6.200%, 03/22/2026	59,644
200,000	5.750%, 01/14/2027	28,023
	Unifin Financiera SAB de C.V.
600,000	8.875%, 01/29/2025(d)(h) 5 year CMT + 6.308%	196,242
	VICI Properties L.P.
3,000,000	5.125%, 05/15/2032	2,833,260
	VICI Properties L.P. / VICI Note Co., Inc.
270,000	5.625%, 05/01/2024(c)	267,188
325,000	4.625%, 06/15/2025(c)	309,710
370,000	4.500%, 09/01/2026(c)	341,066
490,000	4.250%, 12/01/2026(c)	448,548
	Westpac Banking Corp.
1,525,000	1.019%, 11/18/2024	1,433,797
	WP Carey, Inc.
600,000	2.250%, 04/01/2033	462,884
	Yuzhou Group Holdings Co. Ltd.
540,000	7.700%, 02/20/2025(k)	39,150
500,000	8.300%, 05/27/2025	36,920
200,000	7.375%, 01/13/2026	15,000
710,000	7.850%, 08/12/2026(k)	53,250
1,940,000	6.350%, 01/13/2027	145,500
	Zhenro Properties Group Ltd.
400,000	6.630%, 01/07/2026	29,163

		70,033,328

Industrial: 2.8%
	Artera Services LLC
150,000	9.033%, 12/04/2025(c)	121,267
	ATS Automation Tooling Systems, Inc.
1,000,000	4.125%, 12/15/2028(c)	836,465
	Avnet, Inc.
800,000	5.500%, 06/01/2032	788,112
	Ball Corp.
230,000	3.125%, 09/15/2031	185,249
	Boeing Co. (The)
1,375,000	2.196%, 02/04/2026	1,240,644
460,000	2.250%, 06/15/2026	412,143
540,000	5.150%, 05/01/2030	520,234
235,000	3.375%, 06/15/2046	158,359
25,000	3.625%, 03/01/2048	16,956
295,000	3.900%, 05/01/2049	211,034
390,000	3.750%, 02/01/2050	274,430
475,000	5.805%, 05/01/2050	440,421
80,000	3.825%, 03/01/2059	52,230
110,000	3.950%, 08/01/2059	74,676
	Cargo Aircraft Management, Inc.
1,200,000	4.750%, 02/01/2028(c)	1,096,164
	Caterpillar Financial Services Corp.
1,150,000	0.950%, 01/10/2024	1,113,151
	Cemex SAB de C.V.
355,000	5.125%, 06/08/2026(c)(d)(h) 5 year CMT + 4.534%	302,338
400,000	5.450%, 11/19/2029(c)	356,380
820,000	5.200%, 09/17/2030(c)	703,630
1,110,000	3.875%, 07/11/2031(c)	851,553
	Dycom Industries, Inc.
1,200,000	4.500%, 04/15/2029(c)	1,051,860

The accompanying notes are an integral part of these financial statements.

62	Litman Gregory Funds Trust

iMGP Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2022 (Unaudited) (Continued)

Principal Amount^		Value

CORPORATE BONDS (CONTINUED)

Industrial (continued)
	Embraer Netherlands Finance B.V.
$ 505,000	5.050%, 06/15/2025	$490,178
	Energizer Holdings, Inc.
1,000,000	6.500%, 12/31/2027(c)	877,605
	GMR Hyderabad International Airport Ltd.
735,000	5.375%, 04/10/2024	715,706
580,000	4.750%, 02/02/2026(c)	528,525
	Griffon Corp.
2,960,000	5.750%, 03/01/2028	2,694,547
	Howmet Aerospace, Inc.
735,000	3.000%, 01/15/2029	613,196
	HTA Group Ltd.
1,100,000	7.000%, 12/18/2025(c)	945,340
	IHS Holding Ltd.
365,000	5.625%, 11/29/2026(c)	300,862
330,000	6.250%, 11/29/2028(c)	267,617
	John Deere Capital Corp.
280,000	0.900%, 01/10/2024	270,495
440,000	1.250%, 01/10/2025	417,960
	Leonardo US Holdings, Inc.
438,000	6.250%, 01/15/2040(c)	444,610
	Louisiana-Pacific Corp.
1,000,000	3.625%, 03/15/2029(c)	789,721
	Mexico City Airport Trust
600,000	5.500%, 07/31/2047	413,202
	OI European Group B.V.
1,000,000	4.750%, 02/15/2030(c)	838,810
	Park-Ohio Industries, Inc.
120,000	6.625%, 04/15/2027	94,951
	Parker-Hannifin Corp.
585,000	4.250%, 09/15/2027	583,321
	Sealed Air Corp.
5,300,000	4.000%, 12/01/2027(c)	4,788,656
670,000	5.000%, 04/15/2029(c)	627,361
	Sensata Technologies B.V.
240,000	4.000%, 04/15/2029(c)	204,070
	Sensata Technologies, Inc.
418,000	4.375%, 02/15/2030(c)	355,816
	Silgan Holdings, Inc.
3,000,000	4.125%, 02/01/2028	2,695,095
	Simpar Europe S.A.
300,000	5.200%, 01/26/2031	232,210
	Spirit AeroSystems, Inc.
80,000	4.600%, 06/15/2028	59,196
	Teledyne Technologies, Inc.
900,000	2.750%, 04/01/2031	759,116
	TransDigm, Inc.
665,000	8.000%, 12/15/2025(c)	673,784
1,600,000	4.875%, 05/01/2029	1,305,232
	Triumph Group, Inc.
595,000	6.250%, 09/15/2024(c)	530,187
150,000	7.750%, 08/15/2025	115,709
	TTM Technologies, Inc.
500,000	4.000%, 03/01/2029(c)	421,124

Principal Amount^		Value

Industrial (continued)
	Waste Connections, Inc.
$ 2,000,000	2.200%, 01/15/2032	$1,638,395
1,700,000	3.200%, 06/01/2032	1,521,971

		38,021,864

Technology: 1.3%
	Booz Allen Hamilton, Inc.
2,000,000	4.000%, 07/01/2029(c)	1,776,630
	Broadcom, Inc.
440,000	4.150%, 11/15/2030	404,569
1,250,000	3.469%, 04/15/2034(c)	1,022,420
	Castle US Holding Corp.
850,000	9.500%, 02/15/2028(c)	728,233
	CDW LLC / CDW Finance Corp.
115,000	4.250%, 04/01/2028	104,173
	CDW LLC / CDW Finance Corp.
185,000	2.670%, 12/01/2026	165,170
835,000	3.250%, 02/15/2029	705,208
	CWT Travel Group, Inc.
124,674	8.500%, 11/19/2026(c)	112,518
	Entegris, Inc.
2,286,000	4.375%, 04/15/2028(c)	2,020,207
1,710,000	3.625%, 05/01/2029(c)	1,432,595
	Fair Isaac Corp.
5,020,000	4.000%, 06/15/2028(c)	4,451,962
	KBR, Inc.
1,000,000	4.750%, 09/30/2028(c)	884,305
	MSCI, Inc.
140,000	3.625%, 09/01/2030(c)	116,951
	Open Text Holdings, Inc.
1,000,000	4.125%, 12/01/2031(c)	826,473
	Oracle Corp.
765,000	3.950%, 03/25/2051	566,576
	PTC, Inc.
1,775,000	4.000%, 02/15/2028(c)	1,605,266
	Virtusa Corp.
435,000	7.125%, 12/15/2028(c)	350,316
	Western Digital Corp.
420,000	4.750%, 02/15/2026	400,913
485,000	2.850%, 02/01/2029	395,653

		18,070,138

Utilities: 0.9%
	AES Argentina Generacion S.A.
150,000	7.750%, 02/02/2024	122,470
	Edison International
815,000	Series A 5.375%, 03/15/2026(d)(h) 5 year CMT + 4.698%	664,225
	Emera US Finance L.P.
4,500,000	2.639%, 06/15/2031	3,759,986
	Empresa Electrica Cochrane SpA
365,750	5.500%, 05/14/2027	308,142
	Empresas Publicas de Medellin ESP
400,000	4.375%, 02/15/2031	306,734
	EnfraGen Energia Sur S.A. / EnfraGen Spain S.A. / Prime Energia S.p.A.
400,000	5.375%, 12/30/2030	270,682
	Guacolda Energia S.A.
300,000	4.560%, 04/30/2025	106,144
	Inkia Energy Ltd.
400,000	5.875%, 11/09/2027	366,592

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	63

iMGP Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2022 (Unaudited) (Continued)

Principal Amount^		Value

CORPORATE BONDS (CONTINUED)

Utilities (continued)
	Instituto Costarricense
$ 200,000	6.375%, 05/15/2043	$149,077
	LLPL Capital Pte Ltd.
479,435	6.875%, 02/04/2039	446,929
	Mercury Chile Holdco LLC
300,000	6.500%, 01/24/2027(c)	260,526
	Minejesa Capital B.V.
600,000	5.625%, 08/10/2037	486,609
	Mong Duong Finance Holdings B.V.
250,000	5.125%, 05/07/2029	202,188
	National Fuel Gas Co.
1,315,000	5.500%, 01/15/2026	1,322,826
1,100,000	2.950%, 03/01/2031	896,173
	NRG Energy, Inc.
540,000	5.750%, 01/15/2028	496,962
	Pacific Gas and Electric Co.
165,000	5.450%, 06/15/2027	160,054
300,000	4.300%, 03/15/2045	219,657
35,000	4.950%, 07/01/2050	28,151
180,000	3.500%, 08/01/2050	121,336
	Pampa Energia S.A.
150,000	9.125%, 04/15/2029(c)	120,973
	Vistra Operations Co. LLC
1,300,000	4.375%, 05/01/2029(c)	1,091,434

		11,907,870

TOTAL CORPORATE BONDS (Cost $435,218,949)		374,847,104

GOVERNMENT SECURITIES & AGENCY ISSUE: 1.8%
	Brazil Notas do Tesouro Nacional
8,873,000 (BRL)	Series F 10.000%, 01/01/2025	1,519,210
	Brazilian Government International Bond
700,000	4.750%, 01/14/2050	476,372
	Colombia Government International Bond
500,000	5.000%, 06/15/2045	336,025
300,000	5.200%, 05/15/2049	204,240
	Dominican Republic International Bond
300,000	6.000%, 02/22/2033(c)	248,930
	Dominican Republic International Bonds
250,000	5.875%, 01/30/2060	171,578
	Financiera de Desarrollo Territorial S.A.
3,329,000,000 (COP)	7.875%, 08/12/2024(c)	741,555
	Mexican Bonos
15,087,000 (MXN)	6.750%, 03/09/2023	737,029
30,918,400 (MXN)	8.500%, 11/18/2038	1,458,489
	Mexico Government International Bond
300,000	4.400%, 02/12/2052	223,650

Principal Amount^		Value
	Provincia de Buenos Aires Government Bonds
$ 15,545,000 (ARS)	49.102%, 04/12/2025(c) BADLARPP + 3.750%	$53,279
	Republic of South Africa Government International Bond
500,000	5.650%, 09/27/2047	342,675
	Ukraine Government International Bond
400,000	7.253%, 03/15/2033	100,501
	United States Treasury Bond
17,250,000	1.625%, 11/15/2050	12,249,185
	United States Treasury Note
2,810,000	0.125%, 02/28/2023(b)	2,762,782
2,750,000	0.125%, 03/31/2023	2,696,496

TOTAL GOVERNMENT SECURITIES & AGENCY ISSUE (Cost $31,313,854)		24,321,996

LIMITED PARTNERSHIPS: 0.1%
35,594	GACP II L.P.(a)	912,470
1,300,000	U.S. Farming Realty Trust II L.P.(a)	1,088,018

TOTAL LIMITED PARTNERSHIPS (Cost $1,439,897)		2,000,488

MORTGAGE-BACKED SECURITIES: 13.4%
	Adjustable Rate Mortgage Trust
254,654	Series 2006-1-2A1 3.611%, 03/25/2036(h)	164,035
	Alternative Loan Trust
82,355	Series 2003-22CB-1A1 5.750%, 12/25/2033	79,260
299,018	Series 2004-13CB-A4 0.010%, 07/25/2034(l)	228,481
45,927	Series 2004-16CB-1A1 5.500%, 07/25/2034	44,741
47,945	Series 2004-16CB-3A1 5.500%, 08/25/2034	46,963
101,292	Series 2004-J10-2CB1 6.000%, 09/25/2034	98,881
21,469	Series 2005-J1-2A1 5.500%, 02/25/2025	20,975
2,059,689	Series 2006-13T1-A13 6.000%, 05/25/2036	1,139,354
325,488	Series 2006-31CB-A7 6.000%, 11/25/2036	219,761
3,581,885	Series 2006-36T2-2A1 6.250%, 12/25/2036	1,905,201
434,507	Series 2006-J1-2A1 7.000%, 02/25/2036	96,878
176,445	Series 2007-16CB-2A1 2.074%, 08/25/2037(g) 1 mo. USD LIBOR + 0.450%	58,433
51,094	Series 2007-16CB-2A2 41.054%, 08/25/2037(g) -8.333*1 mo. USD LIBOR + 54.583%	78,281
2,604,556	Series 2007-16CB-4A1 2.024%, 08/25/2037(g) 1 mo. USD LIBOR + 0.400%	1,875,447

The accompanying notes are an integral part of these financial statements.

64	Litman Gregory Funds Trust

iMGP Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2022 (Unaudited) (Continued)

Principal Amount^		Value

MORTGAGE-BACKED SECURITIES (CONTINUED)
	Alternative Loan Trust (Continued)
$ 416,768	Series 2007-16CB-4A2 29.859%, 08/25/2037(g) -6*1 mo. USD LIBOR + 39.600%	$591,929
324,922	Series 2007-19-1A34 6.000%, 08/25/2037	195,281
915,432	Series 2007-20-A12 6.250%, 08/25/2047	604,756
369,000	Series 2007-22-2A16 6.500%, 09/25/2037	176,907
1,907,378	Series 2007-HY2-1A 2.841%, 03/25/2047(h)	1,801,526
	Alternative Loan Trust Resecuritization
426,882	Series 2008-2R-2A1 5.665%, 08/25/2037(h)	241,393
3,038,219	Series 2008-2R-4A1 6.250%, 08/25/2037(h)	1,893,624
	American Home Mortgage Investment Trust
201,259	Series 2006-1-11A1 1.904%, 03/25/2046(g) 1 mo. USD LIBOR + 0.280%	183,802
	AREIT Trust CLO
1,000,000	Series 2019-CRE3-D 4.098%, 09/14/2036(c)(g) SOFR 30-day + 2.764%	954,885
	Banc of America Alternative Loan Trust
36,776	Series 2003-8-1CB1 5.500%, 10/25/2033	35,719
524,825	Series 2006-7-A4 6.498%, 10/25/2036(f)	176,869
	Banc of America Funding Trust
36,641	Series 2005-7-3A1 5.750%, 11/25/2035	36,843
231,687	Series 2006-B-7A1 2.583%, 03/20/2036(h)	200,482
2,151,034	Series 2007-1-TA4 6.590%, 01/25/2037(f)	2,013,553
23,862	Series 2007-4-5A1 5.500%, 11/25/2034	22,408
	Banc of America Mortgage Trust
9,343	Series 2005-A-2A1 2.545%, 02/25/2035(h)	9,075
	BBCMS Mortgage Trust
710,000	Series 2020-BID-B 3.864%, 10/15/2037(c)(g) 1 mo. USD LIBOR + 2.540%	698,149
	BBCMS Trust
750,000	Series 2018-CBM-E 4.874%, 07/15/2037(c)(g) 1 mo. USD LIBOR + 3.550%	712,100
	BCAP LLC Trust
126,361	Series 2010-RR6-6A2 9.300%, 07/26/2037(c)(h)	81,936
1,901,826	Series 2011-R11-2A4 5.500%, 12/26/2035(c)	1,333,087
	Bear Stearns Adjustable Rate Mortgage Trust
1,706,372	Series 2005-12-25A1 2.063%, 02/25/2036(h)	1,334,073

Principal Amount^		Value
	Bear Stearns Asset-Backed Securities I Trust
$ 407,719	Series 2006-AC1-1A1 6.250%, 02/25/2036(f)	$242,718
	Benchmark Mortgage Trust
547,000	Series 2020-B18-AGNF 4.139%, 07/15/2053(c)	474,732
1,637,000	Series 2021-B31-E 2.250%, 12/15/2054(c)	973,950
	BF Mortgage Trust
666,000	Series 2019-NYT-F 4.324%, 12/15/2035(c)(g) 1 mo. USD LIBOR + 3.000%	602,696
	BINOM Securitization Trust
530,000	Series 2022-RPL1-M1 3.000%, 02/25/2061(c)(h)	488,268
	BPR Trust
465,000	Series 2021-NRD-F 8.204%, 12/15/2023(c)(g) SOFR 30-day + 6.870%	441,328
	BX Commercial Mortgage Trust
1,274,000	Series 2019-IMC-G 4.924%, 04/15/2034(c)(g) 1 mo. USD LIBOR + 3.600%	1,181,976
	BX Trust
850,000	Series 2017-SLCT-F 5.574%, 07/15/2034(c)(g) 1 mo. USD LIBOR + 4.250%	821,223
	Carbon Capital VI Commercial Mortgage Trust
343,565	Series 2019-FL2-B 4.174%, 10/15/2035(c)(g) 1 mo. USD LIBOR + 2.850%	335,679
	CFCRE Commercial Mortgage Trust
16,323,000	Series 2016-C7-XE 1.085%, 12/10/2054(c)(h)(m)	594,484
7,346,000	Series 2016-C7-XF 1.085%, 12/10/2054(c)(h)(m)	260,258
	CG-CCRE Commercial Mortgage Trust
102,131	Series 2014-FL2-COL1 4.824%, 11/15/2031(c)(g) 1 mo. USD LIBOR + 3.500%	88,854
199,398	Series 2014-FL2-COL2 5.824%, 11/15/2031(c)(g) 1 mo. USD LIBOR + 4.500%	140,562
	Chase Mortgage Finance Trust
1,311,044	Series 2007-S3-1A15 6.000%, 05/25/2037	732,783
	CIM Trust
464,651	Series 2021-NR2-A1 2.568%, 07/25/2059(c)(f)	444,449
	Citicorp Mortgage Securities Trust
1,776,206	Series 2006-7-1A1 6.000%, 12/25/2036	1,574,536
	Citigroup Commercial Mortgage Trust
870,000	Series 2014-GC21-D 5.108%, 05/10/2047(c)(h)	796,703
668,000	Series 2015-GC27-D 4.570%, 02/10/2048(c)(h)	599,770
1,497,000	Series 2018-TBR-F 4.974%, 12/15/2036(c)(g) 1 mo. USD LIBOR + 3.650%	1,404,762

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	65

iMGP Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2022 (Unaudited) (Continued)

Principal Amount^		Value

MORTGAGE-BACKED SECURITIES (CONTINUED)
	Citigroup Mortgage Loan Trust, Inc.
$ 157,315	Series 2005-5-2A2 5.750%, 08/25/2035	$113,786
1,939,277	Series 2005-5-3A2A 2.977%, 10/25/2035(h)	1,260,634
1,890,279	Series 2011-12-1A2 3.023%, 04/25/2036(c)(h)	1,229,441
	CitiMortgage Alternative Loan Trust
160,724	Series 2006-A5-1A13 2.074%, 10/25/2036(g) 1 mo. USD LIBOR + 0.450%	132,298
158,069	Series 2006-A5-1A2 4.926%, 10/25/2036(g)(m) -1*1 mo. USD LIBOR + 6.550%	14,270
1,438,678	Series 2007-A6-1A5 6.000%, 06/25/2037	1,309,221
	COMM Mortgage Trust
460,000	Series 2012-CR3-B 3.922%, 10/15/2045(c)	439,083
40,000	Series 2012-LC4-C 5.456%, 12/10/2044(h)	39,609
1,868,035	Series 2014-UBS4-F 3.750%, 08/10/2047(c)	437,942
3,204,626	Series 2014-UBS4-G 3.750%, 08/10/2047(c)	246,334
7,000	Series 2014-UBS4-V 0.000%, 08/10/2047(c)(h)	1
1,989,000	Series 2018-HCLV-D 3.501%, 09/15/2033(c)(g) 1 mo. USD LIBOR + 2.177%	1,852,636
	Connecticut Avenue Securities Trust
120,811	Series 2020-R01-1M2 3.674%, 01/25/2040(c)(g) 1 mo. USD LIBOR + 2.050%	118,337
170,000	Series 2021-R01-1B1 4.026%, 10/25/2041(c)(g) SOFR 30-day + 3.100%	147,608
1,000,000	Series 2022-R03-1B2 10.776%, 03/25/2042(c)(g) SOFR 30-day + 9.850%	935,346
356,207	Series 2022-R06 1M1 3.698%, 05/25/2042(c) SOFR 30-day + 2.750%	355,983
	Countrywide Home Loan GMSR Issuer Trust
1,980,000	Series 2018-GT1-A 4.374%, 05/25/2023(c)(g) 1 mo. USD LIBOR + 2.750%	1,961,165
	Countrywide Home Loan Mortgage Pass-Through Trust
5,034	Series 2004-HYB4-2A1 2.953%, 09/20/2034(h)	4,815
453,942	Series 2005-23-A1 5.500%, 11/25/2035	294,908
1,976,751	Series 2006-9-A1 6.000%, 05/25/2036	1,091,153
117,482	Series 2007-10-A5 6.000%, 07/25/2037	67,618

Principal Amount^		Value
$ 483,256	Series 2007-13-A5 6.000%, 08/25/2037	$289,329
	Credit Suisse First Boston Mortgage Securities Corp.
1,030,042	Series 2005-11-7A1 6.000%, 12/25/2035	641,520
	Credit Suisse First Boston Mortgage- Backed Pass-Through Certificates
32,028	Series 2003-27-4A4 5.750%, 11/25/2033	31,771
2,295,566	Series 2005-10-10A3 6.000%, 11/25/2035	833,886
	Credit Suisse Mortgage-Backed Trust
666,951	Series 2006-6-1A10 6.000%, 07/25/2036	401,302
33,679	Series 2007-2-2A5 5.000%, 03/25/2037	28,449
630,000	Series 2014-USA-A2 3.953%, 09/15/2037(c)	597,219
635,000	Series 2014-USA-D 4.373%, 09/15/2037(c)	536,916
1,475,000	Series 2014-USA-E 4.373%, 09/15/2037(c)	1,167,401
515,216	Series 2019-RP10-A1 2.938%, 12/26/2059(c)(h)	508,555
326,709	Series 2020-RPL3-A1 2.691%, 03/25/2060(c)(h)	317,669
1,100,000	Series 2021-NQM1-B2 3.831%, 05/25/2065(c)(h)	987,452
490,000	Series 2021-RPL1-A2 3.937%, 09/27/2060(c)	464,535
	DBUBS Mortgage Trust
310,000	Series 2017-BRBK-D 3.648%, 10/10/2034(c)(h)	292,543
	Deephaven Residential Mortgage Trust
4,711,000	Series 2020-2-B3 5.851%, 05/25/2065(c)(h)	4,670,382
	Deutsche Mortgage & Asset Receiving Corp.
1,957,963	Series 2014-RS1-1A2 6.498%, 07/27/2037(c)(h)	1,668,954
	Deutsche Mortgage Securities, Inc. Mortgage Loan Trust
78,631	Series 2006-PR1-3A1 10.270%, 04/15/2036(c)(g) -1.4*1 mo. USD LIBOR + 12.124%	76,216
	DOLP Trust
500,000	Series 2021-NYC-F 3.704%, 05/10/2041(c)(h)	377,408
500,000	Series 2021-NYC-G 3.704%, 05/10/2041(c)(h)	355,137
	DSLA Mortgage Loan Trust
95,616	Series 2005-AR5-2A1A 2.272%, 09/19/2045(g) 1 mo. USD LIBOR + 0.660%	65,152
	Extended Stay America Trust
844,801	Series 2021-ESH-F 5.025%, 07/15/2038(c)(g) 1 mo. USD LIBOR + 3.700%	814,540

The accompanying notes are an integral part of these financial statements.

66	Litman Gregory Funds Trust

iMGP Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2022 (Unaudited) (Continued)

Principal Amount^		Value

MORTGAGE-BACKED SECURITIES (CONTINUED)
	Federal Home Loan Mortgage Corp. REMICS
$ 374,129	Series 3118-SD 5.376%, 02/15/2036(g)(m) -1*1 mo. USD LIBOR + 6.700%	$34,265
125,211	Series 3301-MS 4.776%, 04/15/2037(g)(m) -1*1 mo. USD LIBOR + 6.100%	14,513
172,748	Series 3303-SE 4.756%, 04/15/2037(g)(m) -1*1 mo. USD LIBOR + 6.080%	19,192
110,717	Series 3303-SG 4.776%, 04/15/2037(g)(m) -1*1 mo. USD LIBOR + 6.100%	14,957
22,845	Series 3382-SB 4.676%, 11/15/2037(g)(m) -1*1 mo. USD LIBOR + 6.000%	2,430
156,426	Series 3382-SW 4.976%, 11/15/2037(g)(m) -1*1 mo. USD LIBOR + 6.300%	17,341
33,964	Series 3384-S 5.066%, 11/15/2037(g)(m) -1*1 mo. USD LIBOR + 6.390%	3,229
102,314	Series 3384-SG 4.986%, 08/15/2036(g)(m) -1*1 mo. USD LIBOR + 6.310%	16,860
1,347,792	Series 3404-SA 4.676%, 01/15/2038(g)(m) -1*1 mo. USD LIBOR + 6.000%	163,867
36,235	Series 3417-SX 4.856%, 02/15/2038(g)(m) -1*1 mo. USD LIBOR + 6.180%	3,348
33,810	Series 3423-GS 4.326%, 03/15/2038(g)(m) -1*1 mo. USD LIBOR + 5.650%	3,066
263,897	Series 3423-TG 0.350%, 03/15/2038(g)(m) -1*1 mo. USD LIBOR + 6.000%	1,402
1,546,698	Series 3435-S 4.656%, 04/15/2038(g)(m) -1*1 mo. USD LIBOR + 5.980%	194,653
40,307	Series 3445-ES 4.676%, 05/15/2038(g)(m) -1*1 mo. USD LIBOR + 6.000%	719
235,007	Series 3523-SM 4.676%, 04/15/2039(g)(m) -1*1 mo. USD LIBOR + 6.000%	24,674
125,128	Series 3560-KS 5.076%, 11/15/2036(g)(m) -1*1 mo. USD LIBOR + 6.400%	8,976
53,731	Series 3598-SA 5.026%, 11/15/2039(g)(m) -1*1 mo. USD LIBOR + 6.350%	5,311
73,205	Series 3641-TB 4.500%, 03/15/2040	75,832
194,058	Series 3728-SV 3.126%, 09/15/2040(g)(m) -1*1 mo. USD LIBOR + 4.450%	14,306

Principal Amount^		Value
$ 128,217	Series 3758-S 4.706%, 11/15/2040(g)(m) -1*1 mo. USD LIBOR + 6.030%	$15,213
294,590	Series 3770-SP 5.176%, 11/15/2040(g)(m) -1*1 mo. USD LIBOR + 6.500%	10,979
179,159	Series 3815-ST 4.526%, 02/15/2041(g)(m) -1*1 mo. USD LIBOR + 5.850%	22,293
382,533	Series 3859-SI 5.276%, 05/15/2041(g)(m) -1*1 mo. USD LIBOR + 6.600%	47,635
107,900	Series 3872-SL 4.626%, 06/15/2041(g)(m) -1*1 mo. USD LIBOR + 5.950%	9,381
86,671	Series 3900-SB 4.646%, 07/15/2041(g)(m) -1*1 mo. USD LIBOR + 5.970%	7,372
14,996	Series 3946-SM 10.728%, 10/15/2041(g) -3*1 mo. USD LIBOR + 14.700%	15,561
236,366	Series 3972-AZ 3.500%, 12/15/2041	223,604
1,502,648	Series 3984-DS 4.626%, 01/15/2042(g)(m) -1*1 mo. USD LIBOR + 5.950%	159,753
3,178,919	Series 4080-DS 5.376%, 03/15/2041(g)(m) -1*1 mo. USD LIBOR + 6.700%	271,570
1,358,240	Series 4239-OU 0.010%, 07/15/2043(l)	878,808
1,620,329	Series 4291-MS 4.576%, 01/15/2054(g)(m) -1*1 mo. USD LIBOR + 5.900%	196,003
597,175	Series 4314-MS 4.776%, 07/15/2043(g)(m) -1*1 mo. USD LIBOR + 6.100%	30,878
6,630,203	Series 5070-MI 3.500%, 02/25/2051(m)	1,067,961
	Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes
200,000	Series 2021-DNA7-M2 2.726%, 11/25/2041(c)(g) SOFR 30-day + 1.800%	180,225
	Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes REMIC
267,551	Series 2022-DNA4 M1A 3.126%, 05/25/2042(c)(g) SOFR 30-day + 2.200%	264,330
	Federal National Mortgage Association
23,866,218	Series 2019-M25-X 0.221%, 11/25/2029(h)(m)	309,261
26,529,219	Series 2019-M5-X 0.631%, 02/25/2029(h)(m)	755,939
24,573,831	Series 2021-M23-X1 0.674%, 11/01/2031(h)(m)	868,007
	Federal National Mortgage Association REMICS
175,261	Series 2003-84-PZ 5.000%, 09/25/2033	182,667

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	67

iMGP Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2022 (Unaudited) (Continued)

Principal Amount^		Value

MORTGAGE-BACKED SECURITIES (CONTINUED)
	Federal National Mortgage Association REMICS (Continued)
$ 248,885	Series 2005-42-SA 5.176%, 05/25/2035(g)(m) -1*1 mo. USD LIBOR + 6.800%	$10,455
1,306,222	Series 2006-92-LI 4.956%, 10/25/2036(g)(m) -1*1 mo. USD LIBOR + 6.580%	147,617
357,819	Series 2007-39-AI 4.496%, 05/25/2037(g)(m) -1*1 mo. USD LIBOR + 6.120%	38,290
104,091	Series 2007-57-SX 4.996%, 10/25/2036(g)(m) -1*1 mo. USD LIBOR + 6.620%	12,961
18,857	Series 2007-68-SA 5.026%, 07/25/2037(g)(m) -1*1 mo. USD LIBOR + 6.650%	2,172
23,033	Series 2008-1-CI 4.676%, 02/25/2038(g)(m) -1*1 mo. USD LIBOR + 6.300%	2,913
1,068,471	Series 2008-33-SA 4.376%, 04/25/2038(g)(m) -1*1 mo. USD LIBOR + 6.000%	118,720
14,530	Series 2008-56-SB 4.436%, 07/25/2038(g)(m) -1*1 mo. USD LIBOR + 6.060%	857
2,016,391	Series 2009-110-SD 4.626%, 01/25/2040(g)(m) -1*1 mo. USD LIBOR + 6.250%	215,504
18,881	Series 2009-111-SE 4.626%, 01/25/2040(g)(m) -1*1 mo. USD LIBOR + 6.250%	2,560
159,298	Series 2009-86-CI 4.176%, 09/25/2036(g)(m) -1*1 mo. USD LIBOR + 5.800%	8,332
68,383	Series 2009-87-SA 4.376%, 11/25/2049(g)(m) -1*1 mo. USD LIBOR + 6.000%	10,223
31,839	Series 2009-90-IB 4.096%, 04/25/2037(g)(m) -1*1 mo. USD LIBOR + 5.720%	2,516
29,534	Series 2010-11-SC 3.176%, 02/25/2040(g)(m) -1*1 mo. USD LIBOR + 4.800%	1,403
23,432	Series 2010-115-SD 4.976%, 11/25/2039(g)(m) -1*1 mo. USD LIBOR + 6.600%	3,087
1,996,152	Series 2010-123-SK 4.426%, 11/25/2040(g)(m) -1*1 mo. USD LIBOR + 6.050%	258,646
227,393	Series 2010-134-SE 5.026%, 12/25/2025(g)(m) -1*1 mo. USD LIBOR + 6.650%	8,554
128,329	Series 2010-15-SL 3.326%, 03/25/2040(g)(m) -1*1 mo. USD LIBOR + 4.950%	11,258
32,861	Series 2010-9-GS 3.126%, 02/25/2040(g)(m) -1*1 mo. USD LIBOR + 4.750%	1,620

Principal Amount^		Value
$ 6,420	Series 2011-110-LS 7.977%, 11/25/2041(g) -2*1 mo. USD LIBOR + 10.100%	$5,747
64,271	Series 2011-111-VZ 4.000%, 11/25/2041	65,834
321,132	Series 2011-141-PZ 4.000%, 01/25/2042	324,700
9,621	Series 2011-5-PS 4.776%, 11/25/2040(g)(m) -1*1 mo. USD LIBOR + 6.400%	123
1,363,484	Series 2011-93-ES 4.876%, 09/25/2041(g)(m) -1*1 mo. USD LIBOR + 6.500%	151,510
846,840	Series 2012-106-SA 4.536%, 10/25/2042(g)(m) -1*1 mo. USD LIBOR + 6.160%	100,596
2,076,755	Series 2014-50-WS 4.576%, 08/25/2044(g)(m) -1*1 mo. USD LIBOR + 6.200%	210,280
7,380,743	Series 2019-31-S 4.426%, 07/25/2049(g)(m) -1*1 mo. USD LIBOR + 6.050%	968,241
18,923,003	Series 2019-M12-X 0.702%, 06/25/2029(h)(m)	533,273
9,355,493	Series 2019-M24-2XA 1.275%, 03/25/2031(h)(m)	677,173
22,639,061	Series 2019-M7-X 0.437%, 04/25/2029(h)(m)	442,920
27,130,875	Series 2020-M10-X4 0.987%, 07/25/2032(h)(m)	1,779,012
26,783,002	Series 2020-M10-X9 0.888%, 12/25/2027(h)(m)	846,916
8,267,322	Series 2020-M13-X2 1.398%, 09/25/2030(h)(m)	574,617
12,844,916	Series 2020-M6-X 1.423%, 10/25/2024(h)(m)	229,149
67,855,000	Series 2022-M4-X2 0.267%, 05/25/2030(h)(m)	920,392
	First Horizon Alternative Mortgage Securities Trust
616,489	Series 2006-FA6-1A4 6.250%, 11/25/2036	345,936
224,034	Series 2007-FA4-1A7 6.000%, 08/25/2037	110,144
	First Horizon Mortgage Pass-Through Trust
111,644	Series 2006-1-1A10 6.000%, 05/25/2036	66,124
	Fontainebleau Miami Beach Trust
574,000	Series 2019-FBLU H 4.095%, 12/10/2036(c)(h)	504,460
	FREMF Mortgage Trust
1,500,063	Series 2016-KF14-B 9.920%, 01/25/2023(c)(g) 1 mo. USD LIBOR + 8.800%	1,531,224
1,117,752	Series 2018-KF56-C 6.920%, 11/25/2028(c)(g) 1 mo. USD LIBOR + 5.800%	1,100,739
	GCAT Trust
53,310	Series 2019-RPL1-A1 2.650%, 10/25/2068(c)(h)	51,435

The accompanying notes are an integral part of these financial statements.

68	Litman Gregory Funds Trust

iMGP Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2022 (Unaudited) (Continued)

Principal Amount^		Value

MORTGAGE-BACKED SECURITIES (CONTINUED)
	Government National Mortgage Association
$ 6,195,160	Series 2019-H10-BI 1.543%, 06/20/2069(h)(m)	$230,647
	Government National Mortgage Association
389,795	Series 2007-21-S 4.691%, 04/16/2037(g)(m) -1*1 mo. USD LIBOR + 6.200%	34,836
131,202	Series 2008-69-SB 6.035%, 08/20/2038(g)(m) -1*1 mo. USD LIBOR + 7.630%	15,390
151,533	Series 2009-104-SD 4.841%, 11/16/2039(g)(m) -1*1 mo. USD LIBOR + 6.350%	17,183
17,435	Series 2010-98-IA 5.561%, 03/20/2039(h)(m)	1,311
217,668	Series 2011-45-GZ 4.500%, 03/20/2041	216,744
71,523	Series 2011-69-OC 0.010%, 05/20/2041(l)	61,643
1,451,670	Series 2011-69-SC 3.785%, 05/20/2041(g)(m) -1*1 mo. USD LIBOR + 5.380%	142,842
258,713	Series 2011-89-SA 3.855%, 06/20/2041(g)(m) -1*1 mo. USD LIBOR + 5.450%	25,062
918,039	Series 2013-102-BS 4.555%, 03/20/2043(g)(m) -1*1 mo. USD LIBOR + 6.150%	89,209
12,672,461	Series 2013-155-IB 0.163%, 09/16/2053(h)(m)	84,438
1,915,043	Series 2014-145-CS 4.091%, 05/16/2044(g)(m) -1*1 mo. USD LIBOR + 5.600%	194,853
1,207,126	Series 2014-156-PS 4.655%, 10/20/2044(g)(m) -1*1 mo. USD LIBOR + 6.250%	150,783
2,969,344	Series 2014-4-SA 4.591%, 01/16/2044(g)(m) -1*1 mo. USD LIBOR + 6.100%	387,689
5,142,423	Series 2014-41-SA 4.505%, 03/20/2044(g)(m) -1*1 mo. USD LIBOR + 6.100%	633,606
2,068,505	Series 2014-5-SA 3.955%, 01/20/2044(g)(m) -1*1 mo. USD LIBOR + 5.550%	230,272
2,691,444	Series 2014-58-SG 4.091%, 04/16/2044(g)(m) -1*1 mo. USD LIBOR + 5.600%	271,446
2,052,588	Series 2014-76-SA 4.005%, 01/20/2040(g)(m) -1*1 mo. USD LIBOR + 5.600%	219,507
2,982,400	Series 2014-95-CS 4.741%, 06/16/2044(g)(m) -1*1 mo. USD LIBOR + 6.250%	339,934
8,687,965	Series 2016-162-IO 0.725%, 09/16/2058(h)(m)	319,063

Principal Amount^		Value
$ 2,110,319	Series 2018-105-SH 4.655%, 08/20/2048(g)(m) -1*1 mo. USD LIBOR + 6.250%	$220,524
21,930,685	Series 2018-111-SA 2.955%, 08/20/2048(g)(m) -1*1 mo. USD LIBOR + 4.550%	1,093,536
9,532,010	Series 2018-134-CS 4.605%, 10/20/2048(g)(m) -1*1 mo. USD LIBOR + 6.200%	1,040,942
7,063,089	Series 2019-22-SA 4.005%, 02/20/2045(g)(m) -1*1 mo. USD LIBOR + 5.600%	786,279
23,807,661	Series 2019-97-SA 1.829%, 06/20/2051(g)(m) -1*SOFR 30-day + 2.600%	422,976
7,225,754	Series 2020-112-BS 4.655%, 08/20/2050(g)(m) -1*1 mo. USD LIBOR + 6.250%	971,220
12,217,307	Series 2020-115-SC 2.605%, 08/20/2050(g)(m) -1*1 mo. USD LIBOR + 4.200%	886,987
6,437,412	Series 2020-142-SD 4.705%, 09/20/2050(g)(m) -1*1 mo. USD LIBOR + 6.300%	1,052,490
7,148,603	Series 2020-146-SH 4.705%, 10/20/2050(g)(m) -1*1 mo. USD LIBOR + 6.300%	1,057,881
10,215,263	Series 2020-168-IA 0.976%, 12/16/2062(h)(m)	753,822
5,883,783	Series 2020-188-LS 4.705%, 11/20/2050(g)(m) -1*1 mo. USD LIBOR + 6.300%	869,915
5,610,118	Series 2020-47-SL 3.775%, 07/20/2044(g)(m) -1*1 mo. USD LIBOR + 5.370%	527,455
10,708,887	Series 2020-H11-HI 1.980%, 06/20/2070(h)(m)	533,153
10,941,629	Series 2020-H18-AI 1.360%, 09/20/2070(h)(m)	613,302
7,536,604	Series 2020-H19-BI 1.347%, 11/20/2070(h)(m)	498,880
6,352,141	Series 2021-1-QS 4.705%, 01/20/2051(g)(m) -1*1 mo. USD LIBOR + 6.300%	951,527
8,640,319	Series 2021-107-SA 2.155%, 06/20/2051(g)(m) -1*1 mo. USD LIBOR + 3.750%	572,902
3,351,524	Series 2021-117-HI 3.500%, 07/20/2051(m)	465,906
18,211,942	Series 2021-213-SN 2.429%, 12/20/2051(g)(m) -1*SOFR 30-day + 3.200%	581,813
9,562,337	Series 2021-52-IO 0.718%, 04/16/2063(h)(m)	623,254
5,180,659	Series 2021-59-S 1.829%, 04/20/2051(g)(m) -1*SOFR 30-day + 2.600%	90,772
12,560,655	Series 2021-89-SA 2.155%, 05/20/2051(g)(m) -1*1 mo. USD LIBOR + 3.750%	830,031

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	69

iMGP Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2022 (Unaudited) (Continued)

Principal Amount^		Value

MORTGAGE-BACKED SECURITIES (CONTINUED)
	Government National Mortgage Association (Continued)
$ 9,380,826	Series 2021-97-SB 2.155%, 06/20/2051(g)(m) -1*1 mo. USD LIBOR + 3.750%	$650,482
43,871,242	Series 2021-H08-QI 1.421%, 05/20/2071(h)(m)	1,102,568
14,493,561	Series 2021-H19-AI 2.203%, 11/20/2071(h)(m)	797,711
15,284,279	Series 2022-48 IO 0.711%, 01/16/2064(h)(m)	1,106,021
	GS Mortgage Securities Corp. II
600,000	Series 2021-ARDN-H 7.257%, 11/15/2026(c)(g) 1 mo. USD LIBOR + 5.933%	568,460
	GS Mortgage Securities Corp. Trust
1,125,000	Series 2013-PEMB-C 3.668%, 03/05/2033(c)(h)	939,964
1,503,000	Series 2018-TWR-G 5.249%, 07/15/2031(c)(g) 1 mo. USD LIBOR + 3.925%	1,345,476
	GS Mortgage Securities Trust
130,000	Series 2011-GC5-C 5.302%, 08/10/2044(c)(h)	108,022
1,010,000	Series 2011-GC5-D 5.302%, 08/10/2044(c)(h)	445,410
100,000	Series 2014-GC18-B 4.885%, 01/10/2047(h)	91,878
1,344,000	Series 2014-GC26-D 4.672%, 11/10/2047(c)(h)	966,016
5,673,000	Series 2021-GSA3-XF 1.534%, 12/15/2054(c)(h)(m)	554,775
	GSCG Trust
710,000	Series 2019-600C-H 4.118%, 09/06/2034(c)(h)	616,230
	GSR Mortgage Loan Trust
34,751	Series 2005-4F-6A1 6.500%, 02/25/2035	33,244
509,690	Series 2005-9F-2A1 6.000%, 01/25/2036	298,056
75,471	Series 2005-AR6-4A5 3.092%, 09/25/2035(h)	73,357
225,998	Series 2006-7F-3A4 6.250%, 08/25/2036	89,808
	HarborView Mortgage Loan Trust
188,577	Series 2004-11-2A2A 2.252%, 01/19/2035(g) 1 mo. USD LIBOR + 0.640%	161,320
2,800,180	Series 2007-7-2A1B 2.624%, 10/25/2037(g) 1 mo. USD LIBOR + 1.000%	2,422,948
	Hawaii Hotel Trust
1,297,000	Series 2019-MAUI-F 4.074%, 05/15/2038(c)(g) 1 mo. USD LIBOR + 2.750%	1,201,203
	Hospitality Mortgage Trust
1,006,345	Series 2019-HIT-G 5.224%, 11/15/2036(c)(g) 1 mo. USD LIBOR + 3.900%	926,224

Principal Amount^		Value
	Impac Secured Assets Trust
$ 4,447,762	Series 2007-2-1A1C 2.004%, 05/25/2037(g) 1 mo. USD LIBOR + 0.380%	$4,054,382
	Imperial Fund Mortgage Trust
2,000,000	Series 2021-NQM3-B2 4.176%, 11/25/2056(c)(h)	1,426,907
	IndyMac INDX Mortgage Loan Trust
130,171	Series 2004-AR7-A5 2.844%, 09/25/2034(g) 1 mo. USD LIBOR + 1.220%	118,431
211,988	Series 2005-AR11-A3 2.985%, 08/25/2035(h)	176,854
505,660	Series 2006-AR2-2A1 2.044%, 02/25/2046(g) 1 mo. USD LIBOR + 0.420%	387,964
2,640,340	Series 2006-R1-A3 3.118%, 12/25/2035(h)	2,473,041
981,289	Series 2007-AR5-2A1 2.984%, 05/25/2037(h)	842,086
	JP Morgan Chase Commercial Mortgage Securities Trust
1,285,000	Series 2011-C3-E 5.708%, 02/15/2046(c)(h)	464,020
135,000	Series 2012-C8-C 4.934%, 10/15/2045(c)(h)	134,720
310,000	Series 2012-LC9-C 4.509%, 12/15/2047(c)(h)	307,023
1,531,000	Series 2019-MFP-F 4.324%, 07/15/2036(c)(g) 1 mo. USD LIBOR + 3.000%	1,412,660
683,000	Series 2019-MFP-G 5.374%, 07/15/2036(c)(g) 1 mo. USD LIBOR + 4.050%	628,503
683,000	Series 2019-MFP-XG 0.500%, 07/15/2036(c)(h)(m)	2,519
219,000	Series 2019-UES-C 4.343%, 05/05/2032(c)	210,968
224,000	Series 2019-UES-D 4.601%, 05/05/2032(c)(h)	213,322
261,000	Series 2019-UES-E 4.601%, 05/05/2032(c)(h)	243,637
274,000	Series 2019-UES-F 4.601%, 05/05/2032(c)(h)	245,227
299,000	Series 2019-UES-G 4.601%, 05/05/2032(c)(h)	264,814
	JP Morgan Mortgage Trust
207,707	Series 2004-S1-2A1 6.000%, 09/25/2034	204,029
1,564,442	Series 2005-ALT1-3A1 2.364%, 10/25/2035(h)	1,279,088
17,235	Series 2007-A1-4A2 3.008%, 07/25/2035(a)(h)	16,480
560,342	Series 2007-S3-1A97 6.000%, 08/25/2037	344,211
	JP Morgan Resecuritization Trust
7,331,960	Series 2015-4-1A7 1.386%, 06/26/2047(c)(g) 1 mo. USD LIBOR + 0.190%	5,747,374

The accompanying notes are an integral part of these financial statements.

70	Litman Gregory Funds Trust

iMGP Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2022 (Unaudited) (Continued)

Principal Amount^		Value

MORTGAGE-BACKED SECURITIES (CONTINUED)
	JPMBB Commercial Mortgage Securities Trust
$ 1,616,000	Series 2014-C23-D 4.133%, 09/15/2047(c)(h)	$1,472,419
300,000	Series 2014-C23-E 3.364%, 09/15/2047(c)(h)	237,316
78,000	Series 2015-C27-D 3.944%, 02/15/2048(c)(h)	64,944
4,749,500	Series 2015-C27-XFG 1.444%, 02/15/2048(c)(h)(m)	139,411
	Legacy Mortgage Asset Trust
814,964	Series 2020-GS1-A1 2.882%, 10/25/2059(c)(f)	810,326
3,300,000	Series 2020-GS3-A2 4.000%, 05/25/2060(c)(f)	3,181,200
160,609	Series 2020-GS5-A1 3.250%, 06/25/2060(c)(f)	158,354
	Lehman Mortgage Trust
678,959	Series 2006-2-2A3 5.750%, 04/25/2036	679,499
952,258	Series 2007-1 1A2 5.750%, 02/25/2037	931,328
	Lehman XS Trust
82,227	Series 2006-2N-1A1 2.144%, 02/25/2046(g) 1 mo. USD LIBOR + 0.520%	70,441
	LHOME Mortgage Trust
3,700,000	Series 2021-RTL1-M 4.458%, 09/25/2026(c)(h)	3,397,969
	Master Alternative Loan Trust
18,748	Series 2003-9-4A1 5.250%, 11/25/2033	18,197
15,537	Series 2004-5-1A1 5.500%, 06/25/2034	14,864
18,822	Series 2004-5-2A1 6.000%, 06/25/2034	18,465
79,620	Series 2004-8-2A1 6.000%, 09/25/2034	77,269
	Med Trust
600,000	Series 2021-MDLN-G 6.575%, 11/15/2038(c)(g) 1 mo. USD LIBOR + 5.250%	544,948
	Merrill Lynch Mortgage Investors Trust
3,456	Series 2006-2-2A 2.408%, 05/25/2036(h)	3,388
	Mill City Mortgage Loan Trust
305,000	Series 2021-NMR1-M3 2.500%, 11/25/2060(c)(h)	256,189
	Morgan Stanley Bank of America Merrill Lynch Trust
858,000	Series 2015-C21-C 4.267%, 03/15/2048(h)	715,802
	Morgan Stanley Bank of America Merrill Lynch Trust
560,000	Series 2013-C11-B 4.495%, 08/15/2046(h)	424,008
1,155,000	Series 2016-C31-D 3.000%, 11/15/2049(c)(h)	848,072

Principal Amount^		Value
	Morgan Stanley Capital I Trust
$ 197,554	Series 2011-C2-D 5.385%, 06/15/2044(c)(h)	$188,282
540,000	Series 2011-C2-E 5.385%, 06/15/2044(c)(h)	437,400
613,000	Series 2016-H4-D 3.000%, 12/15/2051(c)	450,666
1,508,000	Series 2019-PLND-F 4.124%, 05/15/2036(c)(g) 1 mo. USD LIBOR + 2.800%	1,341,726
	Morgan Stanley Mortgage Loan Trust
1,459,947	Series 2005-9AR-2A 2.576%, 12/25/2035(h)	1,324,185
2,275,061	Series 2006-11-2A2 6.000%, 08/25/2036	1,226,557
273,193	Series 2006-7-3A 5.126%, 06/25/2036(h)	197,573
224,428	Series 2007-13-6A1 6.000%, 10/25/2037	147,832
	NewRez Warehouse Securitization Trust
2,200,000	Series 2021-1-F 6.874%, 05/25/2055(c)(g) 1 mo. USD LIBOR + 5.250%	2,186,441
	Preston Ridge Partners Mortgage LLC
400,000	Series 2021-2-A2 3.770%, 03/25/2026(c)(h)	376,915
583,097	Series 2021-3-A1 1.867%, 04/25/2026(c)(f)	552,559
381,252	Series 2021-9-A1 2.363%, 10/25/2026(c)(f)	359,916
	Prime Mortgage Trust
922,096	Series 2006-DR1-2A1 5.500%, 05/25/2035(c)	816,078
	Residential Accredit Loans, Inc.
256,987	Series 2006-QS17-A5 6.000%, 12/25/2036	225,371
318,258	Series 2006-QS7-A3 6.000%, 06/25/2036	275,505
373,827	Series 2007-QS1-2A10 6.000%, 01/25/2037	317,261
320,276	Series 2007-QS8-A8 6.000%, 06/25/2037	278,448
	Residential Asset Securitization Trust
200,109	Series 2006-A8-1A1 6.000%, 08/25/2036	146,579
227,024	Series 2007-A1-A8 6.000%, 03/25/2037	92,204
15,458,536	Series 2007-A9-A1 2.174%, 09/25/2037(g) 1 mo. USD LIBOR + 0.550%	4,182,213
15,458,536	Series 2007-A9-A2 4.826%, 09/25/2037(g)(m) -1*1 mo. USD LIBOR + 6.450%	3,503,880
	Residential Funding Mortgage Securities I Trust
298,317	Series 2006-S4-A5 6.000%, 04/25/2036	263,904
	SMR Mortgage Trust
1,205,738	Series 2022-IND-G 8.779%, 02/15/2039(c)(g) SOFR 30-day + 7.500%	1,149,869

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	71

iMGP Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2022 (Unaudited) (Continued)

Principal Amount^		Value

MORTGAGE-BACKED SECURITIES (CONTINUED)
	SREIT Trust
$ 650,000	Series 2021-MFP2-J 5.240%, 11/15/2036(c)(g) 1 mo. USD LIBOR + 3.916%	$609,900
	Starwood Retail Property Trust
235,000	Series 2014-STAR-C 4.075%, 11/15/2027(a)(c)(g) 1 mo. USD LIBOR + 2.750%	117,188
980,000	Series 2014-STAR-D 4.825%, 11/15/2027(a)(c)(g) 1 mo. USD LIBOR + 3.500%	273,788
950,000	Series 2014-STAR-E 5.725%, 11/15/2027(a)(c)(g) 1 mo. USD LIBOR + 4.400%	96,113
	Structured Adjustable Rate Mortgage Loan Trust
500,703	Series 2005-14-A1 1.934%, 07/25/2035(g) 1 mo. USD LIBOR + 0.310%	339,339
237,165	Series 2005-15-1A1 3.219%, 07/25/2035(h)	156,566
196,182	Series 2005-22-3A1 3.740%, 12/25/2035(h)	150,702
512,739	Series 2008-1-A2 3.027%, 10/25/2037(h)	430,883
	Structured Asset Securities Corp.
6,265,723	Series 2007-4-1A3 4.626%, 03/28/2045(c)(g)(m) -1*1 mo. USD LIBOR + 6.250%	518,717
	Tharaldson Hotel Portfolio Trust
1,382,807	Series 2018-THL-F 5.373%, 11/11/2034(c)(g) 1 mo. USD LIBOR + 4.252%	1,257,185
	Toorak Mortgage Corp. Ltd.
630,000	Series 2021-1-A1 2.240%, 06/25/2024(c)(f)	593,157
	TTAN
598,473	Series 2021-MHC-G 5.525%, 03/15/2038(c)(g) 1 mo. USD LIBOR + 4.200%	551,019
	UBS-Barclays Commercial Mortgage Trust
305,000	Series 2012-C2-E 4.961%, 05/10/2063(c)(h)	10,824
1,000,000	Series 2013-C5-C 4.206%, 03/10/2046(c)(h)	918,359
	Verus Securitization Trust
2,000,000	Series 2021-7-B2 4.192%, 10/25/2066(c)(h)	1,402,906
	Washington Mutual Mortgage Pass-Through Certificates Trust
403,942	Series 2006-5-1A5 6.000%, 07/25/2036	331,592
395,681	Series 2006-8-A6 4.168%, 10/25/2036(f)	166,500
2,204,821	Series 2007-5-A3 7.000%, 06/25/2037	1,466,981

Principal Amount^		Value
	Wells Fargo Alternative Loan Trust
$ 103,420	Series 2007-PA2-3A1 1.974%, 06/25/2037(g) 1 mo. USD LIBOR + 0.350%	$91,876
152,354	Series 2007-PA2-3A2 5.026%, 06/25/2037(g)(m) -1*1 mo. USD LIBOR + 6.650%	11,989
	Wells Fargo Commercial Mortgage Trust
640,000	Series 2013-LC12-B 4.434%, 07/15/2046(h)	601,612
19,971,000	Series 2015-C28-XE 1.219%, 05/15/2048(c)(h)(m)	559,448
398,000	Series 2015-NXS4-D 3.842%, 12/15/2048(h)	352,492
750,000	Series 2016-C33-D 3.123%, 03/15/2059(c)	618,348
600,000	Series 2016-C34-C 5.236%, 06/15/2049(h)	511,819
135,000	Series 2016-C36-B 3.671%, 11/15/2059(h)	118,843
130,000	Series 2016-C36-C 4.305%, 11/15/2059(h)	105,630
6,406,000	Series 2017-C42-XE 1.300%, 12/15/2050(c)(h)(m)	358,052
1,225,000	Series 2019-JWDR-C 3.139%, 09/15/2031(c)(h)	1,103,555
	Wells Fargo Mortgage-Backed Securities Trust
59,041	Series 2006-AR19-A1 2.751%, 12/25/2036(h)	57,320
	WFRBS Commercial Mortgage Trust
656,058	Series 2011-C3-D 5.415%, 03/15/2044(c)(h)	292,602
395,000	Series 2011-C4-E 5.026%, 06/15/2044(c)(h)	308,798
1,020,000	Series 2012-C10-C 4.491%, 12/15/2045(h)	952,890
185,000	Series 2012-C7-C 4.689%, 06/15/2045(h)	134,033
400,000	Series 2012-C7-D 4.689%, 06/15/2045(c)(h)	192,000
290,000	Series 2012-C7-E 4.689%, 06/15/2045(c)(h)	27,405
600,000	Series 2012-C8-E 5.031%, 08/15/2045(c)(h)	597,904
300,000	Series 2014-C20-B 4.378%, 05/15/2047	284,927
250,000	Series 2014-C24-B 4.204%, 11/15/2047(h)	232,371

TOTAL MORTGAGE-BACKED SECURITIES (Cost $204,421,300)		183,088,821

SHORT-TERM INVESTMENTS: 12.0%

REPURCHASE AGREEMENTS: 9.3%
127,332,311	Fixed Income Clearing Corp. 0.240%, 6/30/2022, due 07/01/2022 [collateral: par value $121,717,700, U.S. Treasury Notes, 3.000%, due 06/30/2024 value $121,594,545] (proceeds $127,332,311)	127,332,311

The accompanying notes are an integral part of these financial statements.

72	Litman Gregory Funds Trust

iMGP Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2022 (Unaudited) (Continued)

Principal Amount^		Value

TREASURY BILLS: 2.7%
	United States Treasury Bill
$ 4,000,000	0.958%, 07/14/2022(b)(n)	$3,998,530
5,000,000	1.319%, 08/11/2022(b)(n)	4,992,419
10,690,000	1.545%, 09/08/2022(b)(n)	10,658,413
2,500,000	1.744%, 10/06/2022(b)(n)(o)	2,488,348
4,500,000	2.236%, 12/01/2022(b)(n)	4,457,949
2,000,000	2.402%, 02/23/2023(b)(n)	1,969,075
6,000,000	2.571%, 04/20/2023(b)(n)	5,877,672
2,000,000	2.758%, 06/15/2023(b)(n)	1,948,135

TOTAL TREASURY BILLS (Cost $36,520,516)		36,390,541

TOTAL SHORT-TERM INVESTMENTS (Cost $163,852,827)		163,722,852

TOTAL INVESTMENTS (Cost: $1,476,081,994): 98.6%		1,351,186,359

Other Assets in Excess of Liabilities: 1.4%		19,854,965

NET ASSETS: 100.0%		$1,371,041,324

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
BADLARPP	Argentina Badlar Floating Rate Notes
CLO	Collateralized Loan Obligation
CMT	Constant Maturity Treasury Index
CVR	Contingent Value Rights
EURIBOR	Euro Interbank Offered Rate
FEDL01	Federal Funds Rate
LIBOR	London Interbank Offered Rate
L.P.	Limited Partnership
PIK	Payment-in-kind
REIT	Real Estate Investment Trust
REMICS	Real Estate Mortgage Investment Conduit
SABOR	South African Benchmark Overnight Rate
SOFR	Secured Overnight Financing Rate
*	Non-Income Producing Security.
^	The principal amount is stated in U.S. Dollars unless otherwise indicated.
(a)	Security is valued using significant unobservable inputs in good faith in accordance with procedures approved by the Board of Trustees.
(b)

Securities with an aggregate fair value of $53,807,539 have been pledged as collateral for options, total return swaps, credit default swaps, interest rate swaps, securities sold short and futures positions.

(c)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under Securities Act of 1933.

(d)	Perpetual Call.
(e)	Pay-in-kind security.
(f)	Coupon increases periodically based upon a predetermined schedule. Stated interest rate in effect at June 30, 2022.
(g)	Floating Interest Rate at June 30, 2022.
(h)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect at June 30, 2022.
(i)

This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which will be adjusted on settlement date.

(j)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(k)	Security is currently in default and/or non-income producing.
(l)	Principal Only security.
(m)	Interest Only security. Security with a notional or nominal principal amount.
(n)	The rate shown represents yield-to-maturity.
(o)	When issued security.

CURRENCY ABBREVIATIONS:

ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
COP	Colombian Peso
EUR	Euro
GBP	British Pound
MXN	Mexican Peso
SEK	Swedish Krona
USD	U.S. Dollar
ZAR	South African Rand

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	73

iMGP Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES SOLD SHORT at June 30, 2022 (Unaudited)

Shares		Value

COMMON STOCKS: (0.3)%
(2,904)	Broadcom, Inc.	$(1,410,792)
(8,572)	Cineplex, Inc.*	(71,988)
(2,012)	Intercontinental Exchange, Inc.	(189,209)
(5,838)	MaxLinear, Inc.*	(198,375)
(289,316)	Rentokil Initial PLC	(1,670,162)

TOTAL COMMON STOCKS (Proceeds $4,088,410)		(3,540,526)

TOTAL SECURITIES SOLD SHORT (Proceeds $4,088,410)		$(3,540,526)

The accompanying notes are an integral part of these financial statements.

74	Litman Gregory Funds Trust

iMGP Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS at June 30, 2022 (Unaudited)

At June 30, 2022, the Fund had the following forward foreign currency exchange contracts:

						Asset Derivatives	Liability Derivatives
Counterparty	Settlement Date	Fund Receiving	U.S. $ Value at June 30, 2022	Fund Delivering	U.S. $ Value at June 30, 2022	Unrealized Appreciation	Unrealized Depreciation
Bank of America N.A.	7/26/2022	USD	$1,769,623	EUR	$1,709,761	$59,862	$—
Barclays Bank Plc	7/26/2022	USD	537,273	EUR	518,904	18,369	—
HSBC Bank USA	8/17/2022	EUR	86,095	USD	86,983	—	(888)
	8/17/2022	USD	402,640	EUR	405,273	—	(2,633)
JPMorgan Chase Bank N.A.	8/5/2022	EUR	987,045	USD	994,278	—	(7,233)
	8/5/2022	EUR	751,302	USD	759,165	—	(7,863)
	8/5/2022	EUR	684,864	USD	701,283	—	(16,419)
	8/5/2022	USD	3,565,011	EUR	3,485,490	79,521	—
	8/5/2022	USD	1,530,788	EUR	1,490,336	40,452	—
	8/5/2022	USD	402,285	EUR	393,467	8,818	—
	8/5/2022	USD	355,604	EUR	351,463	4,141	—
	8/5/2022	USD	840,311	EUR	837,610	2,701	—
	8/5/2022	USD	25,893	EUR	25,928	—	(35)
Morgan Stanley & Co.	7/11/2022	USD	945,673	COP	850,635	95,038	—
	9/15/2022	AUD	704,176	USD	706,902	—	(2,726)
	9/15/2022	CAD	32,945	USD	32,486	459	—
	9/15/2022	CAD	46,542	USD	46,272	270	—
	9/15/2022	CAD	16,006	USD	16,016	—	(10)
	9/15/2022	CAD	26,806	USD	26,849	—	(43)
	9/15/2022	EUR	1,405,447	USD	1,415,667	—	(10,220)
	9/15/2022	SEK	191,898	USD	191,823	75	—
	9/15/2022	SEK	82,127	USD	82,488	—	(361)
	9/15/2022	SEK	153,567	USD	156,150	—	(2,583)
	9/15/2022	USD	2,161,522	AUD	2,147,003	14,519	—
	9/15/2022	USD	17,713	CAD	17,793	—	(80)
	9/15/2022	USD	1,419,634	CAD	1,420,875	—	(1,241)
	9/15/2022	USD	763,146	EUR	757,070	6,076	—
	9/15/2022	USD	372,137	EUR	367,855	4,282	—
	9/15/2022	USD	128,638	EUR	127,844	794	—
	9/15/2022	USD	102,828	EUR	103,223	—	(395)
	9/15/2022	USD	8,938,044	EUR	8,951,845	—	(13,801)
	9/15/2022	USD	5,508,303	GBP	5,501,596	6,707	—
	9/15/2022	USD	259,647	GBP	259,678	—	(31)
	9/15/2022	USD	3,257,928	SEK	3,242,566	15,362	—
	9/15/2022	USD	456,853	SEK	452,188	4,665	—
	9/15/2022	USD	153,140	SEK	152,127	1,013	—
	9/15/2022	USD	34,530	SEK	34,128	402	—
	9/15/2022	USD	32,319	SEK	32,002	317	—

			$39,150,303		$38,853,022	$363,843	$(66,562)

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	75

iMGP Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN FUTURES CONTRACTS at June 30, 2022 (Unaudited)

Description	Number of Contracts	Notional Amount	Notional Value	Expiration Date	Unrealized Appreciation/ (Depreciation)
Futures Contracts – Long
2YR U.S. Treasury Notes	818	172,672,773	$171,792,782	9/30/2022	$(879,992)
Euro 90 Days Bond Futures	906	222,393,618	218,300,700	3/13/2023	(4,092,918)
U.S. Long Bond Futures	16	2,259,912	2,218,000	9/21/2022	(41,912)

Total Long					$(5,014,822)

Futures Contracts – Short
5YR U.S. Treasury Notes	(652)	(73,387,630)	$(73,187,000)	9/30/2022	$200,630
10YR U.S. Treasury Notes	(329)	(38,421,114)	(38,996,781)	9/21/2022	(575,667)
Ultra 10YR U.S. Treasury Notes	(395)	(51,214,800)	(50,313,125)	9/21/2022	901,675
Ultra 10YR U.S. Treasury Notes	(480)	(61,344,198)	(61,140,000)	9/21/2022	204,199
Ultra-Long U.S. Treasury Bonds	(51)	(8,082,734)	(7,871,531)	9/21/2022	211,203

Total Short					$942,040

Total Futures Contracts					$(4,072,782)

SCHEDULE OF INVESTMENTS IN SWAPS at June 30, 2022 (Unaudited)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS (1)(2)(3)
Description	Maturity Date	Fixed Deal (Pay) Rate	Implied Credit Spread at June 30, 2022	Notional Amount(4)		Periodic Payment Frequency	Fair Value	Upfront Premiums Paid / (Received)	Unrealized Appreciation / (Depreciation)
Buy Protection
ADT Security Corp. (The) 4.125%, 06/15/2023	6/20/2027	(5.000%)	4.871%		$(3,850,000)	Quarterly	$(18,349)	$(78,123)	$59,774
Advanced Micro Devices, Inc. 2.125%, 09/01/2026	6/20/2027	(5.000%)	0.843%		(1,400,000)	Quarterly	(263,760)	(270,452)	6,692
AES Corp. (The) 1.375%, 01/15/2026	6/20/2027	(5.000%)	2.211%		(1,300,000)	Quarterly	(155,429)	(190,049)	34,620
Ally Financial, Inc. 5.800%, 05/01/2025	6/20/2027	(5.000%)	3.034%		(8,150,000)	Quarterly	(664,605)	(1,292,048)	627,443
Alstom S.A. 0.250%, 10/14/2026	6/20/2027	(1.000%)	2.097%	EUR	(8,850,000)	Quarterly	456,609	281,325	175,284
Altria Group, Inc. 2.625%, 09/16/2026	6/20/2027	(1.000%)	1.346%		$(750,000)	Quarterly	11,594	(1,009)	12,603
American Express Co. 2.650%, 12/02/2022	6/20/2027	(1.000%)	0.695%		(8,450,000)	Quarterly	(117,034)	(146,936)	29,902
Anglo American Capital Plc 1.625%, 03/11/2026	6/20/2027	(5.000%)	2.128%	EUR	(300,000)	Quarterly	(40,277)	(46,016)	5,739
Apache Corp. 4.875%, 11/15/2027	6/20/2027	(1.000%)	2.649%		$(4,850,000)	Quarterly	337,801	79,910	257,891
Arrow Electronics, Inc. 7.500%, 01/15/2027	6/20/2027	(1.000%)	1.147%		(9,500,000)	Quarterly	63,012	28,702	34,310
Avis Budget Car Rental LLC / Avis Budget Finance, Inc. 4.750%, 04/01/2028	6/20/2027	(5.000%)	5.754%		(8,750,000)	Quarterly	249,309	(501,612)	750,921
Avnet, Inc. 4.875%, 12/01/2022	6/20/2027	(1.000%)	1.215%		(11,800,000)	Quarterly	113,980	51,489	62,491
Barclays Plc 1.500%, 04/01/2022	6/20/2027	(1.000%)	1.409%	EUR	(3,150,000)	Quarterly	62,370	(19,280)	81,650

The accompanying notes are an integral part of these financial statements.

76	Litman Gregory Funds Trust

iMGP Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SWAPS at June 30, 2022 (Unaudited) (Continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS (1)(2)(3) (CONTINUED)
Description	Maturity Date	Fixed Deal (Pay) Rate	Implied Credit Spread at June 30, 2022	Notional Amount(4)		Periodic Payment Frequency	Fair Value	Upfront Premiums Paid / (Received)	Unrealized Appreciation / (Depreciation)
Buy Protection (Continued)
Barclays Plc 1.375%, 01/24/2026	6/20/2027	(1.000%)	1.409%	EUR	(5,200,000)	Quarterly	$102,961	$(15,944)	$118,905
Baxter International, Inc. 2.600%, 08/15/2026	6/20/2027	(1.000%)	0.654%		$(9,200,000)	Quarterly	(145,143)	(245,465)	100,322
Bertelsmann SE & Co. KGaA 1.125%, 04/27/2026	6/20/2027	(1.000%)	0.597%	EUR	(7,800,000)	Quarterly	(156,055)	(229,555)	73,500
Best Buy Co., Inc. 4.450%, 10/01/2028	6/20/2027	(5.000%)	1.731%		$(7,650,000)	Quarterly	(1,093,169)	(1,525,994)	432,825
Block Financial LLC 5.500%, 11/01/2022	6/20/2027	(5.000%)	1.013%		(3,450,000)	Quarterly	(619,072)	(666,158)	47,086
Boeing Co. (The) 2.600%, 10/30/2025	6/20/2027	(1.000%)	2.563%		(9,500,000)	Quarterly	629,002	370,135	258,867
BorgWarner, Inc. 3.375%, 03/15/2025	6/20/2027	(1.000%)	1.527%		(550,000)	Quarterly	12,845	13,499	(654)
Bouygues S.A. 3.625%, 01/16/2023	6/20/2027	(1.000%)	0.806%	EUR	(7,750,000)	Quarterly	(73,969)	(155,794)	81,825
Cardinal Health, Inc. 3.410%, 06/15/2027	6/20/2027	(1.000%)	0.742%		$(9,200,000)	Quarterly	(107,388)	(166,588)	59,200
Carlsberg Breweries AS 2.625%, 11/15/2022	6/20/2027	(1.000%)	0.681%	EUR	(8,450,000)	Quarterly	(133,270)	(221,643)	88,373
Carnival Corp. 6.650%, 01/15/2028	6/20/2027	(1.000%)	14.031%		$(11,000,000)	Quarterly	4,004,702	2,228,900	1,775,802
CCO Holdings LLC / CCO Holdings Capital Corp. 5.000%, 02/01/2028	6/20/2027	(5.000%)	3.287%		(4,100,000)	Quarterly	(288,394)	(394,465)	106,071
CDX North America High Yield Index Series 38 5.000%, 06/20/2027	6/20/2027	(5.000%)	5.784%		(57,000,000)	Quarterly	1,731,304	(2,334,150)	4,065,454
Centrica Plc 4.000%, 10/16/2023	6/20/2027	(1.000%)	1.328%	EUR	(8,250,000)	Quarterly	131,777	75,386	56,391
Citigroup, Inc. 2.876%, 07/24/2023	6/20/2027	(1.000%)	1.264%		$(9,000,000)	Quarterly	106,194	33,287	72,907
Cleveland-Cliffs, Inc. 5.875%, 06/01/2027	6/20/2027	(5.000%)	4.990%		(8,250,000)	Quarterly	(1,697)	(672,376)	670,679
Comcast Corp. 3.700%, 04/15/2024	6/20/2027	(1.000%)	0.852%		(7,900,000)	Quarterly	(52,462)	(105,862)	53,400
Conagra Brands, Inc. 7.000%, 10/01/2028	6/20/2027	(1.000%)	1.067%		(1,000,000)	Quarterly	3,094	2,294	800
CVS Health Corp. 2.625%, 08/15/2024	6/20/2027	(1.000%)	0.806%		(9,500,000)	Quarterly	(83,364)	(228,989)	145,625
DXC Technology Co. 1.800%, 09/15/2026	6/20/2027	(5.000%)	1.835%		(1,300,000)	Quarterly	(179,066)	(193,348)	14,282
Eastman Chemical Co. 7.600%, 02/01/2027	6/20/2027	(1.000%)	1.475%		(9,350,000)	Quarterly	197,060	(18,046)	215,106
Enbridge, Inc. 3.500%, 06/10/2024	6/20/2027	(1.000%)	1.134%		(800,000)	Quarterly	4,852	3,571	1,281
Enel SpA 5.250%, 05/20/2024	6/20/2027	(1.000%)	1.451%	EUR	(8,050,000)	Quarterly	175,772	87,342	88,430

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	77

iMGP Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SWAPS at June 30, 2022 (Unaudited) (Continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS (1)(2)(3) (CONTINUED)
Description	Maturity Date	Fixed Deal (Pay) Rate	Implied Credit Spread at June 30, 2022	Notional Amount(4)		Periodic Payment Frequency	Fair Value	Upfront Premiums Paid / (Received)	Unrealized Appreciation / (Depreciation)
Buy Protection (Continued)
Expedia Group, Inc. 4.500%, 08/15/2024	6/20/2027	(1.000%)	2.313%		$(9,300,000)	Quarterly	$522,902	$(36,249)	$559,151
FedEx Corp. 3.250%, 04/01/2026	6/20/2027	(1.000%)	0.810%		(9,350,000)	Quarterly	(80,174)	(118,754)	38,580
Ford Motor Co. 4.346%, 12/08/2026	6/20/2027	(5.000%)	4.431%		(8,550,000)	Quarterly	(190,635)	(881,061)	690,426
Fortum Oyj 2.250%, 09/06/2022	6/20/2027	(1.000%)	3.318%	EUR	(8,000,000)	Quarterly	828,174	688,521	139,653
Fortum Oyj 1.625%, 02/27/2026	6/20/2027	(1.000%)	3.318%		(950,000)	Quarterly	98,346	37,769	60,577
Freeport-McMoRan, Inc. 5.000%, 09/01/2027	6/20/2027	(1.000%)	2.235%		$(4,150,000)	Quarterly	220,273	144,293	75,980
Gap, Inc. (The) 3.625%, 10/01/2029	6/20/2027	(1.000%)	6.472%		(12,800,000)	Quarterly	2,553,673	1,521,941	1,031,732
Goldman Sachs Group, Inc. (The) 2.908%, 06/05/2023	6/20/2027	(1.000%)	1.364%		(1,750,000)	Quarterly	28,353	12,103	16,250
Hess Corp. 3.500%, 07/15/2024	6/20/2027	(1.000%)	1.942%		(300,000)	Quarterly	12,287	12,423	(136)
Host Hotels & Resorts L.P. 3.875%, 04/01/2024	6/20/2027	(1.000%)	2.225%		(950,000)	Quarterly	50,021	15,920	34,101
Imperial Brands Finance Plc 1.375%, 01/27/2025	6/20/2027	(1.000%)	1.282%	EUR	(600,000)	Quarterly	8,251	2,430	5,821
ING Groep N.V. 0.678%, 09/20/2023	6/20/2027	(1.000%)	0.962%		(8,550,000)	Quarterly	(15,336)	(115,265)	99,929
Intesa Sanpaolo SpA 1.750%, 03/20/2028	6/20/2027	(1.000%)	1.359%		(3,150,000)	Quarterly	54,914	1,689	53,225
KB Home 6.875%, 06/15/2027	6/20/2027	(5.000%)	4.620%		$(8,250,000)	Quarterly	(121,186)	(992,012)	870,826
Koninklijke Philips N.V. 2.000%, 03/30/2030	6/20/2027	(1.000%)	0.980%	EUR	(4,800,000)	Quarterly	(4,454)	(21,259)	16,805
Kroger Co. (The) 4.500%, 01/15/2029	6/20/2027	(1.000%)	0.763%		$(9,400,000)	Quarterly	(101,058)	(135,346)	34,288
LANXESS AG 1.000%, 10/07/2026	6/20/2027	(1.000%)	2.423%	EUR	(8,700,000)	Quarterly	573,889	146,275	427,614
Lincoln National Corp. 3.350%, 03/09/2025	6/20/2027	(1.000%)	1.601%		$(650,000)	Quarterly	17,234	17,898	(664)
Lloyds Banking Group Plc 1.000%, 11/09/2023	6/20/2027	(1.000%)	1.106%	EUR	(5,300,000)	Quarterly	27,938	(83,186)	111,124
Marks & Spencer Plc 4.250%, 12/08/2023	6/20/2027	(1.000%)	4.275%		(9,400,000)	Quarterly	1,326,655	757,977	568,678
McKesson Corp. 7.650%, 03/01/2027	6/20/2027	(1.000%)	0.620%		$(9,100,000)	Quarterly	(157,813)	(237,002)	79,189
MDC Holdings, Inc. 3.850%, 01/15/2030	6/20/2027	(1.000%)	3.106%		(9,350,000)	Quarterly	816,971	270,598	546,373
MGM Resorts International 5.750%, 06/15/2025	6/20/2027	(5.000%)	5.104%		(7,750,000)	Quarterly	31,931	(706,919)	738,850
Morgan Stanley 3.750%, 02/25/2023	6/20/2027	(1.000%)	1.223%		(8,800,000)	Quarterly	88,081	44,356	43,725

The accompanying notes are an integral part of these financial statements.

78	Litman Gregory Funds Trust

iMGP Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SWAPS at June 30, 2022 (Unaudited) (Continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS (1)(2)(3) (CONTINUED)
Description	Maturity Date	Fixed Deal (Pay) Rate	Implied Credit Spread at June 30, 2022	Notional Amount(4)		Periodic Payment Frequency	Fair Value	Upfront Premiums Paid / (Received)	Unrealized Appreciation / (Depreciation)
Buy Protection (Continued)
Nabors Industries, Inc. 5.750%, 02/01/2025	6/20/2027	(1.000%)	7.676%		$(2,900,000)	Quarterly	$675,362	$652,500	$22,862
NatWest Group Plc 2.000%, 03/04/2025	6/20/2027	(1.000%)	1.287%	EUR	(3,100,000)	Quarterly	43,375	(27,221)	70,596
NatWest Group Plc 2.500%, 03/22/2023	6/20/2027	(1.000%)	1.287%		(5,300,000)	Quarterly	74,157	(60,705)	134,862
Netflix, Inc. 4.875%, 06/15/2030	6/20/2027	(5.000%)	2.461%		$(7,750,000)	Quarterly	(835,316)	(1,233,761)	398,445
Newell Brands, Inc. 4.100%, 04/01/2023	6/20/2027	(1.000%)	2.733%		(9,700,000)	Quarterly	708,366	279,621	428,745
Nokia Oyj 2.000%, 03/15/2024	6/20/2027	(5.000%)	2.217%	EUR	(7,250,000)	Quarterly	(939,762)	(1,320,001)	380,239
Occidental Petroleum Corp. 5.550%, 03/15/2026	6/20/2027	(1.000%)	2.231%		$(4,850,000)	Quarterly	256,373	87,037	169,336
Omnicom Group, Inc. / Omnicom Capital, Inc. 3.650%, 11/01/2024	6/20/2027	(1.000%)	0.898%		(9,150,000)	Quarterly	(41,932)	(195,434)	153,502
Ovintiv, Inc. 8.125%, 09/15/2030	6/20/2027	(1.000%)	2.038%		(4,800,000)	Quarterly	215,857	187,211	28,646
Pfizer, Inc. 0.800%, 05/28/2025	6/20/2027	(1.000%)	0.428%		(9,100,000)	Quarterly	(239,583)	(265,714)	26,131
Pitney Bowes, Inc. 4.625%, 03/15/2024	6/20/2027	(1.000%)	10.684%		(10,700,000)	Quarterly	3,246,116	2,474,375	771,741
Prudential Financial, Inc. 3.878%, 03/27/2028	6/20/2027	(1.000%)	1.006%		(900,000)	Quarterly	294	1,208	(914)
Prudential Plc 5.875%, 05/11/2029	6/20/2027	(1.000%)	1.036%	EUR	(8,150,000)	Quarterly	14,795	(42,139)	56,934
Publicis Groupe S.A. 0.500%, 11/03/2023	6/20/2027	(1.000%)	1.515%		(5,700,000)	Quarterly	141,364	26,404	114,960
Rexel S.A. 2.125%, 12/15/2028	6/20/2027	(5.000%)	4.066%		(3,800,000)	Quarterly	(152,882)	(546,026)	393,144
Rolls-Royce Plc 0.875%, 05/09/2024	6/20/2027	(1.000%)	4.590%		(8,700,000)	Quarterly	1,328,921	966,563	362,358
Southwest Airlines Co. 5.125%, 06/15/2027	6/20/2027	(1.000%)	1.712%		$(600,000)	Quarterly	18,746	17,027	1,719
Standard Chartered Plc 4.050%, 04/12/2026	6/20/2027	(1.000%)	1.055%	EUR	(7,700,000)	Quarterly	21,176	(47,129)	68,305
Stellantis N.V. 5.250%, 04/15/2023	6/20/2027	(5.000%)	2.280%		(7,250,000)	Quarterly	(916,192)	(1,150,082)	233,890
Telecom Italia SpA 3.625%, 01/19/2024	6/20/2027	(1.000%)	4.206%		(9,900,000)	Quarterly	1,371,712	1,658,383	(286,671)
Telefonaktiebolaget LM Ericsson 1.875%, 03/01/2024	6/20/2027	(1.000%)	2.705%		(1,200,000)	Quarterly	93,871	58,693	35,178
Tenet Healthcare Corp. 6.875%, 11/15/2031	6/20/2027	(5.000%)	5.776%		$(8,500,000)	Quarterly	248,770	(788,477)	1,037,247
Tesco Plc 6.150%, 11/15/2037	6/20/2027	(1.000%)	1.485%	EUR	(3,200,000)	Quarterly	74,881	(27,464)	102,345
thyssenkrupp AG 2.500%, 02/25/2025	6/20/2027	(1.000%)	6.286%		(8,700,000)	Quarterly	1,833,116	976,418	856,698

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	79

iMGP Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SWAPS at June 30, 2022 (Unaudited) (Continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS (1)(2)(3) (CONTINUED)
Description	Maturity Date	Fixed Deal (Pay) Rate	Implied Credit Spread at June 30, 2022	Notional Amount(4)		Periodic Payment Frequency	Fair Value	Upfront Premiums Paid / (Received)	Unrealized Appreciation / (Depreciation)
Buy Protection (Continued)
UniCredit SpA 2.000%, 03/04/2023	6/20/2027	(1.000%)	1.533%	EUR	(8,600,000)	Quarterly	$220,321	$45,056	$175,265
United Rentals North America, Inc. 4.875%, 01/15/2028	6/20/2027	(5.000%)	2.681%		$(8,150,000)	Quarterly	(794,985)	(1,250,994)	456,009
Uniti Fiber Holdings, Inc. 4.000%, 06/15/2024	6/20/2027	(5.000%)	5.017%		(5,800,000)	Quarterly	4,746	(330,940)	335,686
Universal Health Services, Inc. 2.650%, 10/15/2030	6/20/2027	(1.000%)	2.159%		(4,800,000)	Quarterly	239,764	93,609	146,155
Valeo 3.250%, 01/22/2024	6/20/2027	(1.000%)	3.411%	EUR	(8,100,000)	Quarterly	870,723	777,401	93,322
Valero Energy Corp. 8.750%, 06/15/2030	6/20/2027	(1.000%)	1.219%		$(9,400,000)	Quarterly	92,795	49,666	43,129
Veolia Environnement S.A. 0.892%, 01/14/2024	6/20/2027	(1.000%)	0.822%	EUR	(4,800,000)	Quarterly	(41,902)	(52,409)	10,507
Verizon Communications, Inc. 4.125%, 03/16/2027	6/20/2027	(1.000%)	1.273%		$(850,000)	Quarterly	10,382	(1,958)	12,340
Vodafone Group Plc 1.750%, 08/25/2023	6/20/2027	(1.000%)	0.832%	EUR	(4,550,000)	Quarterly	(37,392)	(28,069)	(9,323)
Whirlpool Corp. 4.750%, 02/26/2029	6/20/2027	(1.000%)	1.806%		$(2,400,000)	Quarterly	84,627	40,453	44,174
Whirlpool Corp. 4.700%, 06/01/2022	6/20/2027	(1.000%)	1.806%		(9,500,000)	Quarterly	334,982	113,889	221,093
WPP Finance S.A. 2.250%, 09/22/2026	6/20/2027	(1.000%)	1.649%	EUR	(8,050,000)	Quarterly	250,200	(80,441)	330,641

Total Buy Protection							$19,266,818	$(5,060,372)	$24,327,190

Sell Protection
Aegon N.V. 6.125%, 12/15/2031	6/20/2027	1.000%	1.077%	EUR	8,500,000	Quarterly	$(32,617)	$110,335	$(142,952)
AES Corp. (The) 1.375%, 01/15/2026	6/20/2027	5.000%	2.211%		$8,850,000	Quarterly	1,058,111	1,453,863	(395,752)
Airbus SE 2.375%, 04/02/2024	6/20/2027	1.000%	1.282%	EUR	8,600,000	Quarterly	(118,186)	(17,599)	(100,587)
Alstom S.A. 0.250%, 10/14/2026	6/20/2027	1.000%	2.097%		300,000	Quarterly	(15,478)	(11,805)	(3,673)
Altria Group, Inc. 2.625%, 09/16/2026	6/20/2027	1.000%	1.346%		$9,300,000	Quarterly	(143,756)	97,204	(240,960)
American Airlines Group, Inc. 3.750%, 03/01/2025	6/20/2027	5.000%	17.320%		2,900,000	Quarterly	(898,816)	(326,250)	(572,566)
Anglo American Capital Plc 1.625%, 03/11/2026	6/20/2027	5.000%	2.128%	EUR	7,300,000	Quarterly	980,060	1,490,761	(510,701)
ArcelorMittal S.A. 1.000%, 05/19/2023	6/20/2027	5.000%	3.310%		4,050,000	Quarterly	304,774	587,815	(283,041)
Arrow Electronics, Inc. 7.500%, 01/15/2027	6/20/2027	1.000%	1.147%		$900,000	Quarterly	(5,970)	(4,017)	(1,953)
Assicurazioni Generali SpA 5.125%, 09/16/2024	6/20/2027	1.000%	1.364%	EUR	8,550,000	Quarterly	(150,964)	21,000	(171,964)
AT&T, Inc. 3.800%, 02/15/2027	6/20/2027	1.000%	1.298%		$8,700,000	Quarterly	(115,813)	(90,534)	(25,279)

The accompanying notes are an integral part of these financial statements.

80	Litman Gregory Funds Trust

iMGP Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SWAPS at June 30, 2022 (Unaudited) (Continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS (1)(2)(3) (CONTINUED)
Description	Maturity Date	Fixed Deal (Pay) Rate	Implied Credit Spread at June 30, 2022	Notional Amount(4)		Periodic Payment Frequency	Fair Value	Upfront Premiums Paid / (Received)	Unrealized Appreciation / (Depreciation)
Sell Protection (Continued)
Avnet, Inc. 4.875%, 12/01/2022	6/20/2027	1.000%	1.215%		$3,150,000	Quarterly	$(30,428)	$(44,633)	$14,205
Banco S.A.ntander S.A. 1.375%, 12/14/2022	6/20/2027	1.000%	1.358%	EUR	3,200,000	Quarterly	36,723	17,121	19,602
BAT International Finance Plc 2.375%, 01/19/2023	6/20/2027	1.000%	1.269%		8,750,000	Quarterly	(114,717)	(48,245)	(66,472)
Bath & Body Works, Inc. 5.250%, 02/01/2028	6/20/2027	1.000%	13.013%		$9,700,000	Quarterly	(3,373,028)	(788,367)	(2,584,661)
Baxter International, Inc. 2.600%, 08/15/2026	6/20/2027	1.000%	0.654%		750,000	Quarterly	11,833	12,623	(790)
Block Financial LLC 5.500%, 11/01/2022	6/20/2027	5.000%	1.013%		7,850,000	Quarterly	1,408,614	1,517,556	(108,942)
BNP Paribas S.A. 2.950%, 05/23/2022	6/20/2027	1.000%	1.242%	EUR	8,050,000	Quarterly	(95,196)	89,397	(184,593)
Boeing Co. (The) 2.600%, 10/30/2025	6/20/2027	1.000%	2.563%		$4,650,000	Quarterly	(307,880)	(312,784)	4,904
BorgWarner, Inc. 3.375%, 03/15/2025	6/20/2027	1.000%	1.527%		9,300,000	Quarterly	(217,205)	(152,883)	(64,322)
British Telecommunications Plc 5.750%, 12/07/2028	6/20/2027	1.000%	1.416%	EUR	8,700,000	Quarterly	(175,572)	(60,970)	(114,602)
Cardinal Health, Inc. 3.410%, 06/15/2027	6/20/2027	1.000%	0.742%		$800,000	Quarterly	9,338	7,957	1,381
CDX North America High Yield Index Series 38 5.000%, 06/20/2027	6/20/2027	5.000%	5.784%		12,988,800	Quarterly	(393,850)	(324,093)	(69,757)
Conagra Brands, Inc. 7.000%, 10/01/2028	6/20/2027	1.000%	1.067%		9,650,000	Quarterly	(29,859)	(53,524)	23,665
CVS Health Corp. 2.625%, 08/15/2024	6/20/2027	1.000%	0.806%		1,000,000	Quarterly	8,775	14,027	(5,252)
Dell, Inc. 7.100%, 04/15/2028	6/20/2027	1.000%	1.704%		8,950,000	Quarterly	(276,578)	(256,475)	(20,103)
Delta Air Lines, Inc. 7.375%, 01/15/2026	6/20/2027	5.000%	5.736%		8,700,000	Quarterly	(240,950)	425,497	(666,447)
Deutsche Bank AG 1.125%, 08/30/2023	6/20/2027	1.000%	2.220%	EUR	8,000,000	Quarterly	(110,547)	(152,721)	42,174
Devon Energy Corp. 7.950%, 04/15/2032	6/20/2027	1.000%	1.951%		$9,400,000	Quarterly	(388,328)	(125,136)	(263,192)
DISH DBS Corp. 7.375%, 07/01/2028	6/20/2027	5.000%	14.429%		2,900,000	Quarterly	(754,881)	(84,622)	(670,259)
DXC Technology Co. 1.800%, 09/15/2026	6/20/2027	5.000%	1.835%		7,500,000	Quarterly	1,033,072	1,104,467	(71,395)
Eastman Chemical Co. 7.600%, 02/01/2027	6/20/2027	1.000%	1.475%		3,150,000	Quarterly	(66,389)	(32,249)	(34,140)
Enbridge, Inc. 3.500%, 06/10/2024	6/20/2027	1.000%	1.134%		9,250,000	Quarterly	(56,101)	82,991	(139,092)
FedEx Corp. 3.250%, 04/01/2026	6/20/2027	1.000%	0.810%		3,050,000	Quarterly	26,154	14,231	11,923
Ford Motor Co. 4.346%, 12/08/2026	6/20/2027	5.000%	4.431%		2,000,000	Quarterly	44,593	59,173	(14,580)

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	81

iMGP Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SWAPS at June 30, 2022 (Unaudited) (Continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS (1)(2)(3) (CONTINUED)
Description	Maturity Date	Fixed Deal (Pay) Rate	Implied Credit Spread at June 30, 2022	Notional Amount(4)		Periodic Payment Frequency	Fair Value	Upfront Premiums Paid / (Received)	Unrealized Appreciation / (Depreciation)
Sell Protection (Continued)
Gap, Inc. (The) 3.625%, 10/01/2029	6/20/2027	1.000%	6.472%		$5,800,000	Quarterly	$(1,157,134)	$(1,016,437)	$(140,697)
General Electric Co. 2.700%, 10/09/2022	6/20/2027	1.000%	1.872%		9,500,000	Quarterly	(361,398)	(42,444)	(318,954)
Genworth Holdings, Inc. 4.800%, 02/15/2024	6/20/2027	5.000%	5.526%		4,360,000	Quarterly	(87,375)	178,798	(266,173)
Glencore Finance Europe Ltd. 1.875%, 09/13/2023	6/20/2027	5.000%	2.357%	EUR	7,350,000	Quarterly	899,876	1,278,191	(378,315)
Goldman Sachs Group, Inc. (The) 2.908%, 06/05/2023	6/20/2027	1.000%	1.364%		$5,700,000	Quarterly	(92,348)	8,263	(100,611)
Goodyear Tire & Rubber Co. (The) 5.000%, 05/31/2026	6/20/2027	5.000%	5.298%		2,900,000	Quarterly	(33,697)	64,322	(98,019)
Hapag-Lloyd AG 2.500%, 04/15/2028	6/20/2027	5.000%	4.863%	EUR	1,900,000	Quarterly	10,322	168,886	(158,564)
Hess Corp. 3.500%, 07/15/2024	6/20/2027	1.000%	1.942%		$9,200,000	Quarterly	(376,803)	(82,800)	(294,003)
Holcim AG 3.000%, 11/22/2022	6/20/2027	1.000%	1.700%	EUR	8,150,000	Quarterly	(273,001)	(63,621)	(209,380)
Host Hotels & Resorts L.P. 3.875%, 04/01/2024	6/20/2027	1.000%	2.225%		$9,750,000	Quarterly	(513,378)	(251,742)	(261,636)
Howmet Aerospace, Inc. 5.125%, 10/01/2024	6/20/2027	1.000%	2.211%		5,800,000	Quarterly	(302,163)	(229,473)	(72,690)
Imperial Brands Finance Plc 1.375%, 01/27/2025	6/20/2027	1.000%	1.282%	EUR	8,750,000	Quarterly	(120,319)	(87,326)	(32,993)
Intrum AB 3.125%, 07/15/2024	6/20/2027	5.000%	6.539%		4,150,000	Quarterly	(253,017)	92,845	(345,862)
Johnson Controls International Plc 3.625%, 07/02/2024	6/20/2027	1.000%	0.775%		$7,000,000	Quarterly	71,121	168,260	(97,139)
KB Home 6.875%, 06/15/2027	6/20/2027	5.000%	4.620%		2,900,000	Quarterly	42,598	222,873	(180,275)
Koninklijke KPN N.V. 5.625%, 09/30/2024	6/20/2027	1.000%	1.035%	EUR	8,600,000	Quarterly	(15,670)	16,662	(32,332)
Kraft Heinz Foods Co. 6.375%, 07/15/2028	6/20/2027	1.000%	1.061%		$3,000,000	Quarterly	(8,341)	16,950	(25,291)
Kroger Co. (The) 4.500%, 01/15/2029	6/20/2027	1.000%	0.763%		900,000	Quarterly	9,676	9,774	(98)
Lincoln National Corp. 3.350%, 03/09/2025	6/20/2027	1.000%	1.601%		9,400,000	Quarterly	(249,222)	(64,529)	(184,693)
Lumen Technologies, Inc. 7.500%, 04/01/2024	6/20/2027	1.000%	6.063%		10,400,000	Quarterly	(1,950,375)	(1,554,818)	(395,557)
MetLife, Inc. 3.600%, 11/13/2025	6/20/2027	1.000%	1.004%		9,200,000	Quarterly	(2,101)	112,546	(114,647)
MGIC Investment Corp. 5.750%, 08/15/2023	6/20/2027	5.000%	2.958%		8,050,000	Quarterly	684,223	1,153,905	(469,682)
MGM Resorts International 5.750%, 06/15/2025	6/20/2027	5.000%	5.104%		4,900,000	Quarterly	(20,188)	200,301	(220,489)
Motorola Solutions, Inc. 7.500%, 05/15/2025	6/20/2027	1.000%	1.097%		9,150,000	Quarterly	(40,214)	134,187	(174,401)

The accompanying notes are an integral part of these financial statements.

82	Litman Gregory Funds Trust

iMGP Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SWAPS at June 30, 2022 (Unaudited) (Continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS (1)(2)(3) (CONTINUED)
Description	Maturity Date	Fixed Deal (Pay) Rate	Implied Credit Spread at June 30, 2022	Notional Amount(4)		Periodic Payment Frequency	Fair Value	Upfront Premiums Paid / (Received)	Unrealized Appreciation / (Depreciation)
Sell Protection (Continued)
Naturgy Capital Markets S.A. 1.125%, 04/11/2024	6/20/2027	1.000%	1.171%	EUR	7,950,000	Quarterly	$(66,834)	$(35,030)	$(31,804)
Navient Corp. 5.500%, 01/25/2023	6/20/2027	5.000%	7.112%		$9,400,000	Quarterly	(708,089)	50,080	(758,169)
Newell Brands, Inc. 4.100%, 04/01/2023	6/20/2027	1.000%	2.733%		2,950,000	Quarterly	(215,431)	(217,976)	2,545
Next Group Plc 3.625%, 05/18/2028	6/20/2027	1.000%	2.561%	EUR	8,550,000	Quarterly	(615,621)	(226,838)	(388,783)
Nordstrom, Inc. 6.950%, 03/15/2028	6/20/2027	1.000%	5.436%		$2,850,000	Quarterly	(479,480)	(339,328)	(140,152)
NRG Energy, Inc. 5.750%, 01/15/2028	6/20/2027	5.000%	4.353%		4,800,000	Quarterly	121,926	365,137	(243,211)
Occidental Petroleum Corp. 5.550%, 03/15/2026	6/20/2027	1.000%	2.231%		9,650,000	Quarterly	(510,102)	(196,030)	(314,072)
Omnicom Group, Inc. / Omnicom Capital, Inc. 3.650%, 11/01/2024	6/20/2027	1.000%	0.898%		650,000	Quarterly	2,978	3,807	(829)
Oracle Corp. 3.250%, 11/15/2027	6/20/2027	1.000%	1.248%		7,850,000	Quarterly	(87,367)	48,632	(135,999)
Pfizer, Inc. 0.800%, 05/28/2025	6/20/2027	1.000%	0.428%		650,000	Quarterly	17,113	16,077	1,036
Pitney Bowes, Inc. 4.625%, 03/15/2024	6/20/2027	1.000%	10.684%		2,950,000	Quarterly	(894,957)	(885,000)	(9,957)
Premier Foods Finance Plc 3.500%, 10/15/2026	6/20/2027	5.000%	4.354%	EUR	7,050,000	Quarterly	193,602	544,910	(351,308)
Prudential Financial, Inc. 3.878%, 03/27/2028	6/20/2027	1.000%	1.006%		$9,500,000	Quarterly	(3,112)	71,848	(74,960)
PulteGroup, Inc. 7.875%, 06/15/2032	6/20/2027	5.000%	2.232%		7,500,000	Quarterly	889,661	914,942	(25,281)
Radian Group, Inc. 4.500%, 10/01/2024	6/20/2027	5.000%	3.427%		8,150,000	Quarterly	523,643	682,482	(158,839)
Realogy Group LLC / Realogy Co-Issuer Corp. 4.875%, 06/01/2023	6/20/2027	5.000%	8.666%		2,900,000	Quarterly	(358,062)	56,169	(414,231)
Rolls-Royce Plc 0.875%, 05/09/2024	6/20/2027	1.000%	4.590%	EUR	2,900,000	Quarterly	(442,974)	(398,566)	(44,408)
Royal Caribbean Cruises Ltd. 5.250%, 11/15/2022	6/20/2027	5.000%	11.911%		$8,700,000	Quarterly	(1,804,344)	145,947	(1,950,291)
SES S.A. 0.875%, 11/04/2027	6/20/2027	1.000%	1.282%	EUR	8,000,000	Quarterly	(110,100)	(13,782)	(96,318)
Sherwin-Williams Co. (The) 7.375%, 02/01/2027	6/20/2027	1.000%	1.315%		$9,200,000	Quarterly	(129,578)	40,037	(169,615)
Southwest Airlines Co. 5.125%, 06/15/2027	6/20/2027	1.000%	1.712%		9,450,000	Quarterly	(295,250)	(121,259)	(173,991)
Sudzucker International Finance B.V. 1.250%, 11/29/2023	6/20/2027	1.000%	1.294%	EUR	8,800,000	Quarterly	(126,431)	(130,004)	3,573
Teck Resources Ltd. 6.125%, 10/01/2035	6/20/2027	5.000%	2.203%		$8,000,000	Quarterly	959,588	1,428,622	(469,034)

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	83

iMGP Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SWAPS at June 30, 2022 (Unaudited) (Continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS (1)(2)(3) (CONTINUED)
Description	Maturity Date	Fixed Deal (Pay) Rate	Implied Credit Spread at June 30, 2022	Notional Amount(4)		Periodic Payment Frequency	Fair Value	Upfront Premiums Paid / (Received)	Unrealized Appreciation / (Depreciation)
Sell Protection (Continued)
Telefonaktiebolaget LM Ericsson 1.875%, 03/01/2024	6/20/2027	1.000%	2.705%	EUR	9,750,000	Quarterly	$(762,700)	$(388,652)	$(374,048)
Telefonica Emisiones S.A. 1.528%, 01/17/2025	6/20/2027	1.000%	1.080%		8,650,000	Quarterly	(34,754)	54,573	(89,327)
Tesco Plc 6.150%, 11/15/2037	6/20/2027	1.000%	1.485%		8,500,000	Quarterly	(198,902)	31,857	(230,759)
Tesla, Inc. 2.000%, 05/15/2024	6/20/2027	1.000%	2.507%		$7,700,000	Quarterly	(492,751)	(138,302)	(354,449)
Toll Brothers Finance Corp. 4.375%, 04/15/2023	6/20/2027	1.000%	3.233%		9,700,000	Quarterly	(894,459)	(443,808)	(450,651)
Transocean, Inc. 8.000%, 02/01/2027	6/20/2027	1.000%	22.410%		2,900,000	Quarterly	(1,341,658)	(1,058,500)	(283,158)
UBS Group AG 3.491%, 05/23/2023	6/20/2027	1.000%	1.034%	EUR	8,550,000	Quarterly	(14,842)	98,331	(113,173)
Valeo 3.250%, 01/22/2024	6/20/2027	1.000%	3.411%		5,800,000	Quarterly	(623,480)	(549,694)	(73,786)
Verizon Communications, Inc. 4.125%, 03/16/2027	6/20/2027	1.000%	1.273%		$9,500,000	Quarterly	(116,027)	3,465	(119,492)
Volkswagen International Finance N.V. 0.875%, 01/16/2023	6/20/2027	1.000%	1.918%	EUR	8,750,000	Quarterly	(380,114)	(81,284)	(298,830)
Whirlpool Corp. 4.750%, 02/26/2029	6/20/2027	1.000%	1.806%		$3,000,000	Quarterly	(105,784)	(46,660)	(59,124)
Williams Cos., Inc. (The) 4.550%, 06/24/2024	6/20/2027	1.000%	1.263%		9,500,000	Quarterly	(112,119)	9,217	(121,336)
Yum! Brands, Inc. 7.750%, 04/01/2025	6/20/2027	1.000%	1.968%		9,550,000	Quarterly	(401,719)	(294,411)	(107,308)

Total Sell Protection							$(16,948,520)	$3,653,693	$(20,602,213)

Total							$2,318,298	$(1,406,679)	$3,724,977

(1)

For centrally cleared swaps, when a credit event occurs as defined under the terms of the swap contract, the Fund as a seller of credit protection will either (i) pay a net amount equal to the par value of the defaulted reference entity and deliver the reference entity or (ii) pay a net amount equal to the par value of the defaulted reference entity less its recovery value.

(2)

For centrally cleared swaps, implied credit spread, represented in absolute terms, utilized in determining the fair value of the credit default swap contracts as of period will serve as an indicator of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/ selling protection and may include upfront payments required to be made to enter into the contract. Generally, wider credit spreads represent a perceived deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap contract.

(3)

For centrally cleared swaps, the notional amount represents the maximum potential the Fund may receive as a buyer of credit protection if a credit event occurs, as defined under the terms of the swap contract, for each security included in the CDX North America High Yield Index Series 38.

(4)	Notional amounts are denominated in currency where indicated and the lines below until currency changes.

The accompanying notes are an integral part of these financial statements.

84	Litman Gregory Funds Trust

iMGP Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SWAPS at June 30, 2022 (Unaudited) (Continued)

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS
Description	Maturity Date	Counterparty	Fixed Deal (Pay) Rate	Implied Credit Spread at June 30, 2022	Notional Amount	Periodic Payment Frequency	Fair Value	Upfront Premiums Paid / (Received)	Unrealized Appreciation / (Depreciation)
Buy Protection
Mexico Government International Bond 4.150%, 03/28/2027	6/20/2026	Barclays Bank Plc	(1.000%)	1.503%	$(5,710,000)	Quarterly	$105,807	$22,997	$82,810

Total Buy Protection							$105,807	$22,997	$82,810

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS
Referenced Obligation	Maturity Date	Counterparty	Fund Pays/ Receives Floating Rate	Floating Rate Index and Spread	Notional Amount(1)		Periodic Payment Frequency	Fair Value	Upfront Premiums Paid / (Received)	Unrealized Appreciation / (Depreciation)
Distell Group Holdings Ltd. ZAR	11/15/2022	Goldman Sachs & Co.	Pays	1 Month SABOR + 1.500%	ZAR	(11,936,627)	Monthly	$(10,981)	$—	$(10,981)
Meggitt Plc GBP	8/2/2022	Goldman Sachs & Co.	Pays	1 Month SONIO + 0.550%	GBP	(2,599,040)	Monthly	57,108	—	57,108
Sanne Group Plc GBP	12/31/2099	Goldman Sachs & Co.	Pays	1 Month SONIO + 0.450%		(1,041,009)	Monthly	(1,396)	—	(1,396)
Stagecoach Group Plc GBP	12/31/2099	Goldman Sachs & Co.	Pays	1 Month USD LIBOR - 0.400%		(675,417)	Monthly	(3,127)	—	(3,127)
iBoxx USD Liquid High Yield Index USD	9/20/2022	JPMorgan Chase Bank N.A.	Receives	3 Month USD LIBOR + 0.000%		$110,000,000	Quarterly	52,363	—	52,363
Distell Group Holdings Ltd. ZAR	11/15/2022	Morgan Stanley & Co.	Pays	1 Month SABOR + 1.250%	ZAR	(3,897,820)	Monthly	(3,246)	—	(3,246)
Meggitt Plc GBP	8/2/2022	Morgan Stanley & Co.	Pays	1 Month SONIO + 0.900%	GBP	(18,399)	Monthly	404	—	404
NortonLifeLock, Inc. USD	5/6/2024	Morgan Stanley & Co.	Receives	FEDL01 - 0.400%		$152,695	Monthly	16,829	5,243	11,586
Prologis, Inc. USD	12/30/2099	Morgan Stanley & Co.	Receives	FEDL01 - 0.400%		1,638,486	Monthly	(139,323)	—	(139,323)

Total								$(31,369)	$5,243	$(36,612)

(1)	Notional amounts are denominated in foreign currency where indicated and the lines below until currency changes.

SCHEDULE OF INVESTMENTS IN WRITTEN OPTIONS at June 30, 2022 (Unaudited)
Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Fair Value	Premiums Received	Unrealized Appreciation/ (Depreciation)
COMMON STOCKS
Call
Abbott Laboratories	Goldman Sachs & Co.	$115.00	8/19/2022	(10)	$(108,650)	$(1,950)	$(1,233)	$(717)
Abbvie, Inc.	Morgan Stanley & Co.	160.00	8/19/2022	(14)	(214,424)	(4,060)	(2,558)	(1,502)
Accenture Plc	Morgan Stanley & Co.	325.00	8/19/2022	(6)	(166,590)	(645)	(1,510)	865
American Tower Corp.	Goldman Sachs & Co.	280.00	8/19/2022	(10)	(255,590)	(3,300)	(4,367)	1,067
Anthem, Inc.	Goldman Sachs & Co.	500.00	8/19/2022	(2)	(96,516)	(3,000)	(1,875)	(1,125)
Apple, Inc.	Morgan Stanley & Co.	160.00	8/19/2022	(15)	(205,080)	(1,350)	(2,051)	701
Blackrock, Inc.	Morgan Stanley & Co.	700.00	8/19/2022	(3)	(182,712)	(1,710)	(1,972)	262
Bristol-Myers Squibb Co.	Goldman Sachs & Co.	80.00	8/19/2022	(27)	(207,900)	(3,834)	(3,583)	(251)
Broadcom, Inc.	Morgan Stanley & Co.	560.00	8/19/2022	(1)	(48,581)	(388)	(427)	39

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	85

iMGP Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN WRITTEN OPTIONS at June 30, 2022 (Unaudited) (Continued)

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Fair Value	Premiums Received	Unrealized Appreciation/ (Depreciation)
Cisco Systems, Inc.	Morgan Stanley & Co.	$47.50	8/19/2022	(32)	$(136,448)	$(1,216)	$(2,199)	$983
Coca-Cola Co. (The)	Morgan Stanley & Co.	65.00	8/19/2022	(38)	(239,058)	(4,902)	(3,151)	(1,751)
Cummins, Inc.	Goldman Sachs & Co.	220.00	8/19/2022	(7)	(135,471)	(700)	(1,174)	474
Deere & Co.	Morgan Stanley & Co.	360.00	8/19/2022	(5)	(149,735)	(1,225)	(1,758)	533
Duke Energy Corp.	Morgan Stanley & Co.	110.00	8/19/2022	(21)	(225,141)	(4,410)	(2,263)	(2,147)
Johnson & Johnson	Goldman Sachs & Co.	185.00	8/19/2022	(18)	(319,518)	(4,230)	(4,315)	85
Lockheed Martin Corp.	Morgan Stanley & Co.	460.00	8/19/2022	(6)	(257,976)	(3,450)	(2,560)	(890)
Merck & Co., Inc.	Morgan Stanley & Co.	97.50	8/19/2022	(39)	(355,563)	(4,602)	(3,460)	(1,142)
Microchip Technology, Inc.	Goldman Sachs & Co.	70.00	8/19/2022	(18)	(104,544)	(1,080)	(1,327)	247
Microsoft Corp.	Goldman Sachs & Co.	290.00	8/19/2022	(6)	(154,098)	(1,290)	(1,401)	111
Morgan Stanley	Goldman Sachs & Co.	87.50	8/19/2022	(23)	(174,938)	(1,380)	(2,105)	725
Newmont Corp.	M organ Stanley & Co.	72.50	8/19/2022	(31)	(184,977)	(1,085)	(2,130)	1,045
Nextera Energy, Inc.	Morgan Stanley & Co.	85.00	8/19/2022	(32)	(247,872)	(2,880)	(2,679)	(201)
Pioneer Natural Resources Co.	Goldman Sachs & Co.	275.00	8/19/2022	(8)	(178,464)	(2,656)	(3,174)	518
Procter & Gamble Co. (The)	Morgan Stanley & Co.	150.00	8/19/2022	(13)	(186,927)	(3,055)	(1,582)	(1,473)
Qualcomm, Inc.	Morgan Stanley & Co.	155.00	8/19/2022	(10)	(127,740)	(1,570)	(1,069)	(501)
Starbucks Corp.	Morgan Stanley & Co.	85.00	8/19/2022	(22)	(168,058)	(2,464)	(2,414)	(50)
Thermo Fisher Scientific, Inc.	Goldman Sachs & Co.	590.00	8/19/2022	(1)	(54,328)	(915)	(667)	(248)
Union Pacific Corp.	Morgan Stanley & Co.	235.00	8/19/2022	(9)	(191,952)	(1,602)	(1,897)	295
United Parcel Service, Inc.	Morgan Stanley & Co.	200.00	8/19/2022	(9)	(164,286)	(2,448)	(2,850)	402
Unitedhealth Group, Inc.	Morgan Stanley & Co.	540.00	8/19/2022	(2)	(102,726)	(2,180)	(1,033)	(1,147)
Williams Cos. Inc. (The)	Goldman Sachs & Co.	34.00	8/19/2022	(44)	(137,324)	(2,640)	(2,144)	(496)

Total Written Options						$(72,217)	$(66,928)	$(5,289)

The accompanying notes are an integral part of these financial statements.

86	Litman Gregory Funds Trust

iMGP High Income Alternatives Fund

The iMGP High Income Alternatives Fund declined 7.85% in the six-month period, compared to steeper losses of 10.35% for the Bloomberg US Aggregate Bond Index (Agg) and a 14.04% decline for high-yield bonds (BofA Merrill Lynch US High-Yield Index). Since the fund’s inception in September 2018, the fund’s annualized return is 2.27% outperforming both the 1.27% gain for the Aggregate Bond Index and a 1.29% gain for high-yield bonds.

Performance as of 6/30/2022
	Average Annual Total Return
	Year to Date	One Year	Three Year	Since Inception (9/30/18)
iMGP High Income Alternative Fund	-7.85%	-6.02%	2.02%	2.27%
Bloomberg Aggregate Bond Index	-10.35%	-10.29%	-0.93%	1.27%
ICE BofAML U.S. High Yield TR USD Index	-14.04%	-12.66%	-0.04%	1.29%
Morningstar US Fund Nontraditional Bond	-6.68%	-6.96%	-0.07%	0.62%

Past performance does not guarantee future results. Index performance is not illustrative of fund performance. An investment cannot be made directly in an index. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. To obtain the performance of the funds as of the most recently completed calendar month, please visit www.imgpfunds.com. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.
SEC 30-Day Yield[1] as of 6/30/2022: 4.15%
Unsubsidized SEC 30-Day Yield[2] as of 6/30/2022: 3.80%

1. The 30-day SEC Yield is computed under an SEC standardized formula based on net income earned over the past 30 days. It is a “subsidized” yield, which means it includes contractual expense reimbursements, and it would be lower without those reimbursements.

2. The unsubsidized 30-day SEC Yield is computed under an SEC standardized formula based on net income earned over the past 30 days. It excludes contractual expense reimbursements, resulting in a lower yield.

Trailing Twelve-Month (TTM) Distribution Yield as of 6/30/22: 6.07%
TTM Yield is the yield an investor would have received if they had held the fund over the last 12 months assuming the most recent NAV. The 12-month yield is calculated by assuming any income distributions over the past 12 months and any capital gain distributions made over the past 12 months and dividing the sum by the most recent NAV. TTM yield is not a reflection of future results.

Expense Ratios
Gross Expense Ratio	1.44%
Net Expense Ratio	0.99%
Adjusted Expense Ratio	0.98%
The Net Expense Ratio reflects a contractual fee waiver and/or expense reimbursement, which is in place through 4/30/2023. See the Fund’s prospectus for more information.
The Adjusted Expense Ratio is the same as the Net Expense Ratio, exclusive of certain investment expenses, such as interest expense from borrowings and repurchase agreements, dividend expense from investments on short sales, and acquired fund fees and expenses.

Performance of Managers

In the first half of the year, the three managers performed in line with our expectations. The fund’s two flexible credit managers Brown Brothers Harriman and Guggenheim protected capital and have been opportunistically adding to durable credits amid the sharp sell-off, taking advantage of higher market yields. Brown Brothers fell 5.91% and Guggenheim fell 9.23%, compared to a loss of 10.35% for the Aggregate bond index and a 13.99% decline for high-yield bonds. Neuberger Berman’s option Income strategy was down 7.64% this year through June. (Note that sub-advisor returns are net of the management fees that each charges the fund.)

Semi-Annual Review

This year has been one of the more difficult years in recent memory. Equity markets are down approximately 20% through the first half of the year and perceived lower risk bond markets have registered double-digit losses. Over the past few months, the economic backdrop has worsened with sustained levels of inflation not seen since the 1970s, and slowing growth, as the Federal Reserve and other global central banks aggressively tighten monetary policy. Exogenous shocks—the Russian war on Ukraine and China’s zero-COVID lockdowns—continue to further disrupt the global economy and financial markets. Against this backdrop, it was another brutal quarter for bond investors. Although not quite as bad as the bruising 6% loss suffered in the first quarter, the Agg plunged another 4.7% in the second quarter. That produced the worst first-half performance in the history of the Agg, down 10.4%. Losses were widespread, with every sector posting a negative total return. Credit was crushed with high-yield bonds plunging a staggering 10% in the quarter, leaving the asset class down 14% for the first half of the year. Even floating-rate loans lost 4.5% after being essentially flat in the first quarter.

Fund Summary	87

The June year-over-year headline CPI inflation rate came in at 9.1%, following an 8.6% increase in May. At present, all measures of inflation are well above the Fed’s 2% target. In response to unexpected inflation data, the Fed turned even more hawkish, hiking the federal funds rate a larger-than-expected 75 basis points in June. The Fed also sharply raised their median forecast for the year-end Fed funds rate to 3.4% from a 1.9% forecast at their March meeting, implying another 175bps of rate hikes over the next several quarters. Meanwhile, they also sharply downgraded their median forecasts for U.S. real GDP growth for 2022 and 2023. A sharp economic growth slowdown is likely this year and the risk of recession over the next 12 months continues to rise.

With this negative outlook for growth, credit spreads have widened in addition to the increase in yields on “risk-free” Treasuries, producing a challenging environment for credit-sensitive assets. High-yield bond spreads ended the quarter at almost 600 basis points (bps), several hundred bps below the levels seen in the early days of the COVID pandemic or the growth scare of early 2016, but above the average of the last decade (less than 500 bps). Combined with the higher Treasury yields, the yield on high-yield ended the quarter at about 9.0%, actual high yield for an asset class that seemed to have been mis-labeled for much of the last decade. In the last ten years, high yield bonds have only yielded more during the two periods previously mentioned, peaking at about 11.4% and 10.1%, respectively. Defaults are still extremely low. The trailing 12-month default rate is just over 1%, year-end forecasts are 1.25%, and estimates for 2023 are below 2.0%. For context, the long-term 12-month average for defaults is 3.2%.

This environment has created attractive opportunities for our managers, who have selectively added risk exposure, while still maintaining caution. Both credit managers were yielding close to 7.0% at the end of the quarter with a duration of just over 2.0. We believe this higher yield, shorter duration combination is attractive. We would remind investors that our credit managers focus on identifying attractive and durable, higher-yielding securities, often in niche, off-benchmark segments of the credit universe such as asset-backed securities (ABS).

The benefit of our flexible credit managers, combined with the option income strategy, becomes apparent when we look at the portfolio’s characteristics. At the end of the quarter, the High Income Alternatives fund had a 12-month distribution yield of 6.1% with a 2.1 duration. Neuberger Berman’s option strategy continues to play an important, complementary role in the fund. The high option premiums collected helped somewhat offset losses from the sharp equity market declines of the quarter. The annualized yield changes quickly due to the Neuberger’s laddered approach to portfolio construction and the options market repricing risk, but it was in the low 20% range at the end of the quarter after starting the quarter in the low teens. Additionally, materially higher yields on short-term Treasuries, while painful during the quarter as yields rose and prices declined, will provide a longer-term benefit to the option sleeve’s collateral return, as the collateral portfolio yielded 2.8% at quarter end.

The passage of time has allowed the fund to demonstrate its advantages, and we think it has the potential to produce attractive risk-adjusted returns and income, while diversifying core bond exposure. Over the trailing one-, two-, and three-year periods, the fund remains ahead of both the high-yield and Aggregate bond benchmarks, as well as the Morningstar Nontraditional Bond category. We appreciate your continued confidence in the fund.

Manager Commentaries

Brown Brothers Harriman: The BBH sleeve declined 4.46% in the second quarter and 5.91% for the first half of 2022. We are pleased with how the multi-sector flexibility of the strategy, combined with our disciplined bottom-up investment approach, is protecting investor capital this year. For context, investment-grade BBB-rated credit performance was -7.9% in the quarter, and -15.2% for the first half. High-yield BB-rated credit performance was worse in the quarter at -8.4%, but slightly better for the first half at -13.9%. Floating-rate loans that had dodged much of the volatility in the first quarter with breakeven returns, saw price declines that resulted in a 4.6% loss for the quarter even as rising interest rates boosted the floating-rate coupons.

The continued rise in interest rates this quarter was in response to the much higher inflation data being reported and the expectation of a more aggressive policy response from the Federal Reserve. The 2-Year and 10-Year Treasury bond yields rose this quarter by 61bps and 67bps, respectively. For the first half of the year those same two interest rates benchmarks increased by 244bps and 207bps. We maintained just two years of duration in the sleeve this year, which remains an important defense against further interest rate volatility. The higher inflation data and interest rate movements pulled forward concerns that the U.S. economy will tumble into a recession with the potential build-up of credit stress being reflected in the widening of credit spreads. For example, investment- grade BBB-rated credit spreads widened 19bps in the second quarter and 46bps for the first half of 2022, which is compounded by the average spread duration during the period of 8.1 years for this rating category. High yield credit spreads experienced a more exponential move wider as recession risk, rather than inflation risk, became a market focus. High yield BB-rated credit spreads widened 173bps just this quarter compared to 209bps for the first half, against an average spread duration of 4.6 years.

The silver lining to all this volatility and abrupt movements in rates and spreads is how quickly valuations are resetting for attractive durable credits. Our quantitative screens are showing opportunity sets with a breadth not seen the height of the pandemic in the second quarter of 2020. As a result, our whole team is sifting through the opportunity stack to identify credits that can meet both our stringent valuation and fundamental credit criteria. With the potential for an economic slowdown or full-blown recession we are continuously reviewing our existing positions and feel confident that these investments have the potential to perform across the wide range of potential economic outcomes facing the country.

88	Litman Gregory Funds Trust

Conclusion

It has been a bumpy ride in credit markets the past six months, and we are likely not done with this volatility episode. However, the bright side to all this negative news is the wide breadth of attractive credit opportunities that we are now seeing across asset types and credit rating grades. We will be closely evaluating second quarter financial reports in the coming weeks and assessing the continuing durability and valuation opportunities of each position. Heading into the third quarter, the sleeve has a very attractive 7.6% yield, while maintaining the important shorter duration positioning to hedge against potentially further increases in interest rates.

Guggenheim: The first half of 2022 was extremely challenging for investors, with interest rates rising sharply even as downside risks to the economic outlook have accumulated, pushing stock and bond returns deep into negative territory.

With the labor market overheated and inflation considerably above the Fed’s target, we have entered an uncomfortable regime where “good news is bad news,” and the “Fed put” is deeply out of the money. For the first time in many years, the Federal Reserve (Fed) is aggressively tightening financial conditions in an effort to slow down the economy, keep inflation expectations in check, and bring inflation down to the 2 percent target. The Fed’s crusade to crush inflation is reverberating around the world, as the strengthening dollar is boosting inflation and inflation expectations in other countries, forcing central banks to tighten policy to avoid an erosion of their own inflation credibility.

The tightening of global financial conditions will restrain growth, which already slowed to a crawl in the United States in the first half of 2022 after a robust 2021. Growth this year has been hampered by supply-side constraints as the unemployment rate has fallen to 3.6 percent, commodity markets have been roiled by Russia’s war in Ukraine and the Chinese economy has been hobbled by renewed COVID-19 lockdowns.

Slower demand growth and limited slack have already served to moderate the pace of improvement in the labor market, with aggregate payroll growth and the pace of the decline in the unemployment rate slowing markedly since last fall. This indicates that labor market has already started to cool even before the tightening of financial conditions has really been felt. High-frequency indicators and news reports point to a further slowdown in the job market in coming months.

Inflation is a lagging indicator and continues to run far above the Fed’s target. While some measures of inflation have cooled in recent months, the all-important headline consumer price index (CPI) number sits at a cycle high of 9.1 percent as of June. Our analysis indicates that a recession will be required to bring inflation down to target, and we believe there are highs risks of a recession beginning as soon as the end of 2022.

Performance Review

The sleeve finished the quarter down 5.9% while the Bloomberg US Corporate High Yield and Credit Suisse Leveraged Loan Indices finished down 14.2 percent and 4.5 percent, respectively. While the first quarter’s performance was more tied to duration, the sleeve’s first six months of performance has primarily been driven by the second quarter’s selloff in risk assets. The volatility experienced in the first quarter from inflationary concerns and the dramatic pivot in monetary policy accelerated in the second quarter as investor focus shifted to fears of rising recessionary risks in the face of a hawkish Federal Reserve and signs of a slowing global economy. The widening in credit spreads has been the largest driver of performance for the year with spreads in Investment Grade and High Yield Corporates +63 and +286 basis points wider on the year, respectively. The spread widening experienced in the second quarter was widespread across nearly all credit sectors and in many circumstances was indiscriminate with respect to fundamentals. There is increasingly more quality tiering with lower quality underperforming. The higher yield profile of the portfolio continues to be a growing source of return, helping to partially offset performance detractions due to duration and spread widening.

Strategy and Positioning

Corporate credit totaled approximately 67 percent of the sleeve with roughly 57 percent split between High Yield and Leveraged Loans and the remaining 10 percent Investment Grade. While the risks to the economic picture are growing, we remain constructive on overall corporate credit spreads which offer compelling all-in yields and total return potential at heavily discounted prices. In a more uncertain environment credit selection is paramount, although overall credit spreads are attractively valued and sit at the higher end of their historical percentile ranges. Sector allocations are weighted towards defensive industries with low inflationary sensitivity, such as financials and communications. Within Investment Grade, we prefer intermediate tenors which have widened relatively more than other parts of the curve. The below investment grade allocation is skewed towards floating rate loans which generally perform well in rising rate environments, and BB rated bonds which are the highest rating category below investment grade. We remain cautious on the lowest ratings categories where spreads have not widened proportionally to their higher risk and because default rates are likely to tick up, albeit from ultra-low levels experienced over the last year.

The allocation to securitized credit remains significant with a total of roughly 27 percent of the sleeve as of quarter end. Spreads have moved wider across all subsectors over the course of the first two quarters. In CLOs, spreads had largely been insulated in the first quarter of the year due to investor preference for floating-rate products but began to see spreads widen alongside the broader credit selloff. According to the Palmer Square CLO Indices, spreads in AAA CLOs widened 53 basis points and spreads in BBB CLOs widened 115 basis

Fund Summary	89

points in the second quarter, put spreads 74 basis points and 141 basis points wider on the year. Wider spreads began to weigh on issuance in the second quarter as existing warehouses and potential refinancing transactions fell out of the money, so new issuance became predominantly concentrated in shorter and faster moving “print and sprint” deals where issuers looked to take advantage of the dislocation occurring in the bank loan market. Despite the slowdown in production in the second quarter, CLO issuance through the first six months has been strong, only 14% below last year’s record-breaking pace through the same period and is tracking to surpass the next strongest year’s (2018) total new issue creation amount. Spreads in Commercial ABS largely tracked the move in Investment Grade Corporates. Spreads in Non-Agency MBS continued to widen on concerns of slower prepayment speeds and potential moderation of home prices amidst the backup in mortgage rates. While both risks are elevated, credit fundamentals for the housing sector are still relatively solid and improved valuations make the asset class favorable now.

During the first half of the year, we made moderate shifts to duration – first taking it lower both in January and March amid negative developments surrounding any potential easing supply chain issues and the knock-on effects to inflation, then more recently increasing its interest rate exposure following the backup in rates in May and June, ending the quarter with a duration of 2.8yrs, up from 2.3yrs at the start of the quarter. We think the front-end of the U.S. rates curve is still susceptible to rise to due to the Federal Reserve’s reaction function in the face of stickier inflation data. However longer tenors now offer better downside protection and the highly elevated volatility in interest rates during the quarter presented better entry points to add duration. As the Federal Reserve continues to reinforce its commitment to moderating and stabilizing inflationary pressures through decreasing the demand function, long term growth and inflation expectations should fall. Consequently, this era of peak hawkishness in the market signals to us that rates are likely peaking, and that extending duration is prudent.

Though performance of most financial assets on the year has been painful, the move higher in rates and wider in credit spreads has brought fixed income securities to a compelling valuation point. Spreads for most credit assets are near the 70th percentile in terms of historical cheapness, pricing in an elevated probability of a recession over the intermediate term, while all-in yields are at levels not offered since the Financial Crisis of 2007-2008. The stronger financial state of consumers and corporations should correlate to less severe downturn. To that end, we remain constructive in credit, though we emphasize prudent credit selection and rotating up in quality where opportunities present themselves.

Neuberger Berman: Every financial market “regime change” is different, but each tends to be characterized by a few simple catalysts that manifest through markets in less predictable ways. This time around it’s unanticipated (anticipated) inflation and the Fed’s aggressive rate policy and, in our opinion, there isn’t much left to debate.

Ironically, one simplifying explanation for the steep sell-off is that investors decided to heed the modern market wisdom of “don’t fight the Fed”. If everyone knows that asset prices decline when the Fed raises rates, well, then investors need to sell their assets. But who buys them? Voila, a good old-fashion liquidity event that smooshes almost all risks assets except commodities.

With this theory in mind, we believe that US recession concerns are likely overdone, and the labor market’s relative strength is a more relevant indicator than gross domestic product measures that are currently influx due to an unprecedented global pandemic and related inventory effects.

So far, inflation has shown no signs of stalling, in our view, despite monetary policy actions taken by the Fed to-date. At this point, the Fed has indicated they will likely need to increase rates to 3.5% to 3.8% by next year in order to get a handle on inflation. Year to date, short-term US Treasury rates (3M US T-Bill) increased 162bps and long-term rates (10Y US Treasury) rallied 150bps.

Option Implied Volatility Indexes

On the year, CBOE S&P 500 Volatility Index (“VIX”) is up 11.5pts with an average 30-day implied volatility premium of 0.8. In a like manner, CBOE Russell 2000 Volatility Index (“RVX”) is higher by 10.4pts with an average 30-day implied volatility premium of 2.5. VIX futures markets ended the quarter notably higher with the characteristic “contango” relationship between shorter and longer dated futures evaporating. Price moves in VIX futures have historically followed a pattern of shorter-dated futures rising as investor concerns mount. Then, longer-dated futures have historically risen if investors begin to sense that market risks are proving potentially structural rather than temporary. This dynamic played out in the second quarter as investors seemingly began to price in a higher probability of a US recession.

Neuberger Berman US Equity Index PutWrite Strategy

Over the first half of the year, the S&P 500 Index (“S&P 500”) has collapsed -19.96%, the CBOE S&P 500 2% OTM PutWrite Index (“PUTY”) has regressed 3.11%, and the CBOE Russell 2000 PutWrite Index (“PUTR”) has fallen -6.97%. Over the same period, the sleeve of the portfolio fell 7.6% underperforming its PutWrite Benchmark (consisting of 40% CBOE S&P 500 PutWrite Index (PUT) and 60% ICE BofA 0-3M US Treasury Bill Index), which lost of 2.82% but held up better than the Bloomberg US High Yield Index’s decline of 14.19%. On the year, the S&P 500 PutWrite Strategy has declined 7.41%, falling substantially behind the PUTY return of -3.11%. Meanwhile, the Russell 2000 PutWrite Strategy has declined 8.24% and has fallen behind the PUTR loss of 6.97%.

90	Litman Gregory Funds Trust

Collateral Portfolio

The collateral portfolio remains down on the year with a loss of 1.19% and has fallen behind the ICE BofA 0-3M US T-Bill Index (“T-Bill Index”) return of 0.16%. A higher U.S. interest rate environment will increase the return potential of our funded option writing strategies. The impact of 2-4% short-term rates could be material as additional fixed income returns will accrue while our option writing process has the potential to collect similar or potentially higher premiums than we have over the past decade. The average collateral yield for our strategies has been well below 1% since inception. 2-year US Treasury yield levels and their trajectory have the potential to increase both absolute and risk-adjusted returns.

Outlook

Some investors continue to expect equity index implied volatility to spike to levels typically seen during “crisis events”. We note a few things. First, and most importantly, implied volatility levels are high and have been creeping higher. Second, we take the increase in implied volatility levels to suggest that option/volatility markets are not pricing in a high probability of a deep US economic recession, yet. Third, we believe short-lived “vol’” episodes may not be as “constructive” for option strategy returns as multi-year runs of above-average levels. VIX at 60 is maybe great for CNBC viewership and long-volatility strategy marketing efforts but crisis levels of VIX have historically suggested something is breaking or is about to break. VIX between 20 and 40 is “nice, very nice”. We believe signs still point to a multi-year run of above-average implied volatility levels. Many option investors couldn’t wait for the regime change and deployed direct or indirect leverage to amplify option premium collection. The risks of leverage are well documented and can often lead to bad outcomes.

Strategy Allocations

The fund’s allocation across the three managers are as follows: 40% to both Brown Brothers Harriman and Guggenheim Investments and 20% to Neuberger Berman. We use the fund’s daily cash flows to bring each manager’s allocation toward their targets should differences in shorter-term relative performance cause divergences.

Sub-Advisor Portfolio Composition as of June 30, 2022

Brown Brothers Harriman Credit Value Strategy

ABS	18%
Bank Loans	31%
Corporate Bonds	45%
CMBS	5%
Cash	1%

Guggenheim Multi-Credit Strategy

ABS	21%
Bank Loans	25%
Corporate Bonds	39%
CMBS (Non-Agency)	2%
Preferred Stock	4%
RMBS (Non-Agency)	3%
Other	2%
Cash	4%

Neuberger Berman Option Income Strategy

Equity Index Put Writing	100%

Fund Summary	91

iMGP High Income Alternatives Fund Managers

INVESTMENT MANAGER	FIRM	TARGET MANAGER ALLOCATION	Strategy
Andrew P. Hofer Neil Hohmann Paul Kunz	Brown Brothers Harriman & Co.	40%	Credit Value
Scott Minerd Anne Walsh Steven Brown Adam Bloch	Guggenheim Partners Investment Management, LLC	40%	Multi-Credit
Derek Devens Rory Ewing	Neuberger Berman Investment Advisers LLC	20%	Option Income

iMGP High Income Alternatives Fund Value of Hypothetical $10,000.

The value of a hypothetical $10,000 investment in the iMGP High Income Alternatives Fund from September 28, 2018 to June 30, 2022 compared with the Bloomberg US Aggregate Bond Index and Morningstar Non-Traditional Bond Category

The hypothetical $10,000 investment at fund inception includes changes due to share price and reinvestment of dividends and capital gains. The chart does not imply future performance. Indexes are unmanaged, do not incur fees, expenses or taxes, and cannot be invested in directly.

Performance quoted does not include a deduction for taxes that a shareholder would pay on the redemption of fund shares.

92	Litman Gregory Funds Trust

iMGP High Income Alternatives Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2022 (Unaudited)

Shares		Value

COMMON STOCKS: 0.0%

Consumer Staples: 0.0%
648	Moran Foods LLC*	$433

TOTAL COMMON STOCKS (Cost $0)		433

PREFERRED STOCKS: 3.0%

Financials: 3.0%
	American Financial Group, Inc.
1,789	4.500%, 09/15/2060	34,563
	Assurant, Inc.
2,000	5.250%, 01/15/2061	44,500
	Bank of America Corp.
4,000	4.375%, 11/03/2025(a)	76,360
	Bank of America Corp.
6,000	4.125%, 02/02/2026(a)	111,540
	CNO Financial Group, Inc.
2,000	5.125%, 11/25/2060	38,260
	Eagle Point Credit Co., Inc.
32,000	5.375%, 01/31/2029	739,200
	Equitable Holdings, Inc.
2,800	4.300%, 03/15/2026(a)	50,148
	Federal Agricultural Mortgage Corp.
2,000	5.750%, 07/17/2025(a)	50,280
	First Eagle Alternative Capital BDC, Inc.
26,600	5.000%, 05/25/2026	613,130
	First Republic Bank
2,400	4.125%, 10/30/2025(a)	42,000
	First Republic Bank
8,000	4.250%, 03/30/2026(a)	142,080
	First Republic Bank - Series N
800	4.500%, 12/31/2026(a)	14,800
	Gladstone Investment Corp.
6,600	4.875%, 11/01/2028	155,100
	Oxford Lane Capital Corp.
23,400	5.000%, 01/31/2027	552,006
	PartnerRe Ltd.
1,158	4.875%, 03/15/2026(a)	23,975
	Prudential Financial, Inc.
4,400	4.125%, 09/01/2060	90,376
	Selective Insurance Group, Inc.
2,000	4.600%, 12/15/2025(a)	37,160
	Trinity Capital, Inc.
17,000	7.000%, 01/16/2025	424,788
	W R Berkley Corp.
755	4.250%, 09/30/2060	13,280
	W R Berkley Corp.
5,619	4.125%, 03/30/2061	96,591
	Wells Fargo & Co.
6,000	4.700%, 12/15/2025(a)	115,980

		3,466,117

Real Estate: 0.0%
	Public Storage
1,744	4.125%, 08/14/2025(a)	33,938

TOTAL PREFERRED STOCKS (Cost $3,992,531)		3,500,055

Shares		Value

CLOSED-END FUNDS: 0.4%
3,065	Ares Dynamic Credit Allocation Fund, Inc.	$37,393
16,785	BlackRock Corporate High Yield Fund, Inc.	159,961
7,504	BlackRock Credit Allocation Income Trust	81,719
2,922	BlackRock Debt Strategies Fund, Inc.	26,707
7,753	Blackstone Strategic Credit Fund	86,601
4,076	Eaton Vance Ltd. Duration Income Fund	42,105
6,537	Western Asset High Income Opportunity Fund, Inc.	25,886

TOTAL CLOSED-END FUNDS (Cost $444,534)		460,372

EXCHANGE-TRADED FUNDS: 0.0%
1,482	iShares Preferred & Income Securities ETF	48,728

TOTAL EXCHANGE-TRADED FUNDS (Cost $52,950)		48,728

Principal Amount^

ASSET-BACKED SECURITIES: 14.8%
	AASET Trust
$220,258	Series 2019-2-B 4.458%, 10/16/2039(b)	145,181
160,111	Series 2020-1A-B 4.335%, 01/16/2040(b)	71,655
	AASET US Ltd.
170,270	Series 2018-2A-A 4.454%, 11/18/2038(b)	144,944
	ABPCI Direct Lending Fund ABS I Ltd.
120,000	Series 2020-1A-B 4.935%, 12/20/2030(b)	116,046
	ABPCI Direct Lending Fund CLO I LLC
250,000	Series 2017-1A-DR 4.754%, 04/20/2032(b)(c) 3 mo. USD LIBOR + 4.500%	233,671
	ABPCI Direct Lending Fund IX LLC
500,000	Series 2020-9A-BR 3.725%, 11/18/2031(b)(c) 3 mo. USD LIBOR + 2.500%	462,773
	Adams Outdoor Advertising L.P.
357,489	Series 2018-1-A 4.810%, 11/15/2048(b)	352,771
	Anchorage Credit Funding 4 Ltd.
250,000	Series 2016-4A-CR 3.523%, 04/27/2039(b)	205,439
	Applebee’s Funding LLC / IHOP Funding LLC
247,500	Series 2019-1A-A2I 4.194%, 06/05/2049(b)	240,988
99,000	Series 2019-1A-A2II 4.723%, 06/05/2049(b)	92,746
	Ares Finance Co. II LLC
500,000	0.000%, 10/15/2036	473,750
	Atlas Senior Loan Fund Ltd.
350,000	Series 2018-9A-C 2.863%, 04/20/2028(b)(c) 3 mo. USD LIBOR + 1.800%	335,247
	Business Jet Securities LLC
350,584	2022-1A B 5.192%, 06/15/2037(b)	337,404

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	93

iMGP High Income Alternatives Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2022 (Unaudited) (Continued)

Principal Amount^		Value

ASSET-BACKED SECURITIES (CONTINUED)
	Business Jet Securities LLC (Continued)
$ 88,721	Series 2020-1A-B 3.967%, 11/15/2035(b)	$80,489
	CARS-DB4 L.P.
220,000	Series 2020-1A-B1 4.170%, 02/15/2050(b)	207,556
100,000	Series 2020-1A-B3 4.950%, 02/15/2050(b)	86,763
	Castlelake Aircraft Securitization Trust
100,740	Series 2018-1-A 4.125%, 06/15/2043(b)	90,704
	Castlelake Aircraft Structured Trust
181,323	Series 2021-1A-B 6.656%, 01/15/2046(b)	152,696
	CHCP Ltd.
100,000	Series 2021-FL1-D 4.448%, 02/15/2038(b)(c) TSFR1M + 3.114%	96,605
	CIFC Funding II Ltd.
250,000	Series 2017-2A-DR 4.163%, 04/20/2030(b)(c) 3 mo. USD LIBOR + 3.100%	231,675
	Digital Brige Issuer LLC
350,000	Series 2021-1A-A2 3.933%, 09/25/2051(b)	326,925
	Dryden Senior Loan Fund
300,000	Series 2021-87A-SUB 0.000%, 05/20/2034(b)(d)	225,968
	Elm Trust
110,000	Series 2020-4A-B 3.866%, 10/20/2029(b)	103,623
	Falcon Aerospace Ltd.
245,854	Series 2017-1-B 6.300%, 02/15/2042(b)	219,903
	First Franklin Mortgage Loan Trust
456,964	Series 2006-FF16-2A4 2.044%, 12/25/2036(c) 1 mo. USD LIBOR + 0.420%	224,840
	Firstkey Revolving Trust
150,000	0.000%, 11/30/2058	143,657
	FS Rialto Issuer LLC
100,000	Series 2018-2A-ASeries 2022-FL5-C 4.822%, 06/19/2037(b)(c) TSFR1M + 3.921%	99,393
	GAIA Aviation Ltd.
155,743	Series 2019-1-A 3.967%, 12/15/2044(b)(e)	144,380
	GoldentTree Loan Management US CLO 1 Ltd.
250,000	Series 2021-9A-D 3.963%, 01/20/2033(b)(c) 3 mo. USD LIBOR + 2.900%	221,615
	Golub Capital Partners ABS Funding Ltd.
150,000	Series 2020-1A-B 4.496%, 01/22/2029(b)	142,222
	Hotwire Funding LLC
750,000	Series 2021-1-C 4.459%, 11/20/2051(b)	654,532

Principal Amount^		Value
	Hull Street CLO Ltd.
$ 79,130	Series 2014-1A-CR 3.744%, 10/18/2026(b)(c) 3 mo. USD LIBOR + 2.700%	$79,082
	IP Lending II Ltd.
100,000	Series 2021-2A-SNR 3.650%, 07/15/2025(b)	95,896
	JOL Air Ltd.
197,796	Series 2019-1-A 3.967%, 04/15/2044(b)	175,205
	LCCM Trust
150,000	Series 2021-FL3-C 3.924%, 11/15/2038(b)(c) 1 mo. USD LIBOR + 2.600%	142,981
	LCM 35 Ltd.
520,000	Series 35A-SUB 0.000%, 10/15/2034(b)(d)	410,011
	LCM 37 Ltd.
300,000	Series 37A-SUB 0.000%, 04/15/2034(b)(d)	237,142
	LoanCore Issuer Ltd.
200,000	Series 2022-CRE7-D 3.879%, 01/17/2037(b)(c) SOFR 30-day + 3.100%	186,665
	LoanCore Issuer Ltd.
100,000	Series 2021-CRE5-D 4.324%, 07/15/2036(b)(c) 1 mo. USD LIBOR + 3.000%	91,523
100,000	Series 2021-CRE6-D 4.174%, 11/15/2038(b)(c) 1 mo. USD LIBOR + 2.850%	93,502
	Madison Park Funding XLVIII Ltd.
250,000	Series 2021-48A-D 4.044%, 04/19/2033(b)(c) 3 mo. USD LIBOR + 3.000%	238,261
	Marathon CLO V Ltd.
500,000	Series 2013-5A-A2R 2.955%, 11/21/2027(b)(c) 3 mo. USD LIBOR + 1.450%	493,283
250,000	Series 2013-5A-BR 3.355%, 11/21/2027(b)(c) 3 mo. USD LIBOR + 1.850%	242,186
	MCA Fund Holding LLC
215,724	Series 2020-1-B 4.247%, 11/15/2035(b)	205,529
	MidOcean Credit CLO VII
500,000	Series 2017-7A-CR 3.244%, 07/15/2029(b)(c) 3 mo. USD LIBOR + 2.200%	472,835
	Monroe Capital ABS Funding Ltd.
180,000	Series 2021-1A-A2 2.815%, 04/22/2031(b)	167,684
	Monroe Capital Income Plus ABS Funding LLC
140,000	Series 2022-1A-B 5.150%, 04/30/2032(b)	133,882
	Morgan Stanley ABS Capital I, Inc. Trust
279,854	Series 2006-HE8-A2D 1.844%, 10/25/2036(c) 1 mo. USD LIBOR + 0.220%	143,036

The accompanying notes are an integral part of these financial statements.

94	Litman Gregory Funds Trust

iMGP High Income Alternatives Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2022 (Unaudited) (Continued)

Principal Amount^		Value

ASSET-BACKED SECURITIES (CONTINUED)
	Morgan Stanley ABS Capital I, Inc. Trust (Continued)
$ 360,508	Series 2007-HE4-A2C 1.854%, 02/25/2037(c) 1 mo. USD LIBOR + 0.230%	$125,350
	Morgan Stanley IXIS Real Estate Capital Trust
358,266	Series 2006-2-A4 1.844%, 11/25/2036(c) 1 mo. USD LIBOR + 0.220%	134,733
	Nassau CFO LLC
177,187	Series 2019-1-A 3.980%, 08/15/2034(b)	172,697
	Neuberger Berman Loan Advisers CLO 44 Ltd.
250,000	Series 2021-44A-SUB 0.000%, 10/16/2034(b)(d)	212,810
	NewStar Clarendon Fund CLO LLC
130,601	Series 2014-1A-D 5.534%, 01/25/2027(b)(c) 3 mo. USD LIBOR + 4.350%	130,463
	Newtek Small Business Loan Trust
90,970	Series 2018-1-A 4.200%, 02/25/2044(b)(c) 1 mo. PRIME - 0.550%	90,058
41,350	Series 2018-1-B 5.500%, 02/25/2044(b)(c) 1 mo. PRIME + 0.750%	41,040
	Northwoods Capital 20 Ltd.
250,000	Series 2019-20A-DR 5.454%, 01/25/2032(b)(c) 3 mo. USD LIBOR + 4.270%	231,355
	Northwoods Capital 22 Ltd.
250,000	Series 2020-22A ER 9.623%, 09/01/2031(b)(c) TSFR3M + 8.190%	242,694
	Oportun Issuance Trust 2022-A
350,000	Series 2022-A-B 5.250%, 06/09/2031(b)	338,793
	Oxford Finance Funding LLC
324,742	Series 2020-1A-B 4.037%, 02/15/2028(b)	313,063
	Palmer Square Loan Funding Ltd.
250,000	Series 2021-1A-C 3.963%, 04/20/2029(b)(c) 3 mo. USD LIBOR + 2.900%	244,419
200,000	Series 2021-2A-SUB 0.000%, 05/20/2029(b)(d)	150,477
250,000	Series 2021-3A-C 3.563%, 07/20/2029(b)(c) 3 mo. USD LIBOR + 2.500%	232,768
200,000	Series 2021-3A-SUB 0.000%, 07/20/2029(b)(d)	156,571
	PennantPark CLO Ltd.
250,000	Series 2020-2A-D 7.544%, 01/15/2032(b)(c) 3 mo. USD LIBOR + 6.500%	242,886
	Raspro Trust
492,471	Series 2005-1A-B2 1.988%, 03/23/2024(b)(c) 3 mo. USD LIBOR + 0.925%	468,995

Principal Amount^		Value
	ReadyCap Lending Small Business Loan Trust
$ 104,021	Series 2019-2-A 4.250%, 12/27/2044(b)(c) 1 mo. PRIME - 0.500%	$100,046
	Republic Finance Issuance Trust
240,000	Series 2020-A-B 3.540%, 11/20/2030(b)	225,922
	Saganaw Insurance Recievables LLC
29,666	Series 2019-1A-A 5.125%, 12/01/2023(b)	29,601
	Sapphire Aviation Finance I Ltd.
132,737	Series 2018-1A-A 4.250%, 03/15/2040(b)	110,977
	Sapphire Aviation Finance II Ltd.
233,783	Series 2020-1A-B 4.335%, 03/15/2040(b)	162,183
	Secured Tenant Site Contract Revenue Notes
115,647	Series 2018-1A-C 3.970%, 06/15/2048(b)	114,758
	Sprite Ltd.
236,743	Series 2021-1-A 3.750%, 11/15/2046(b)	214,825
	Stack Infrastructure Issuer LLC
444,667	Series 2019-1A-A2 4.540%, 02/25/2044(b)	441,644
	Start Ltd.
160,532	Series 2018-1-A 4.089%, 05/15/2043(b)	140,981
	STWD Ltd.
100,000	Series 2022-FL3-D 3.529%, 11/15/2038(b)(c) SOFR 30-day + 2.750%	93,436
	Sunbird Engine Finance LLC
189,689	Series 2020-1A-B 4.703%, 02/15/2045(b)	172,269
	Symphony CLO XXXI Ltd.
650,000	Series 2022-31A-SUB 0.000%, 04/22/2035(b)(d)	586,562
	Thrust Engine Leasing
427,834	Series 2021-1A-B 6.121%, 07/15/2040(b)	368,698
	Vault DI Issuer LLC
250,000	Series 2021-1A-A2 2.804%, 07/15/2046(b)	225,904
	VB-S1 Issuer LLC - VBTEL
250,000	Series 2022-1A-F 5.268%, 02/15/2052(b)	228,469
	VCP RRL ABS I Ltd.
84,405	Series 2021-1A-C 5.425%, 10/20/2031(b)	81,028
	Venture XIII CLO Ltd.
250,000	Series 2013-13A-SUB 0.000%, 09/10/2029(b)(d)	47,651
	Wingstop Funding LLC
100,000	Series 2022-1A-A2 3.734%, 03/05/2052(b)	89,546
	WRG Debt Funding IV LLC
193,005	Series 2020-1-B 6.535%, 07/15/2028(b)	192,749

TOTAL ASSET-BACKED SECURITIES (Cost $18,861,544)		17,431,285

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	95

iMGP High Income Alternatives Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2022 (Unaudited) (Continued)

Principal Amount^		Value

BANK LOANS: 25.3%
	AAdvantage Loyalty IP Ltd.
$ 700,000	5.813%, 04/20/2028(c) 3 mo. LIBOR + 4.750%	$669,623
	Accuride Corp.
44,226	7.500%, 11/17/2023(c) 3 mo. LIBOR + 5.250%	39,123
	AHP Health Partners, Inc.
764,225	5.166%, 08/24/2028(c) 1 mo. LIBOR + 3.500%	723,626
	AI Aqua Merger Sub, Inc.
100,000	0.000%, 07/31/2028(f)	91,375
100,000	4.831%, 07/31/2028(c) 1 mo. SOFR + 3.750%	91,375
	Air Canada
735,000	4.250%, 08/11/2028(c) 3 mo. LIBOR + 3.500%	678,037
	AL NGPL Holdings LLC
320,509	4.750%, 04/14/2028(c) 3 mo. LIBOR + 3.750%	312,698
	Allen Media LLC
517,991	7.704%, 02/10/2027(c) 3 mo. LIBOR + 5.500%	464,056
	AllSpring Buyer LLC
663,659	5.563%, 11/01/2028(c) 3 mo. LIBOR + 3.250%	639,860
155,000	6.054%, 11/01/2028(c) 3 mo. SOFR + 4.000%	148,994
	American Rock Salt Co. LLC
99,000	5.670%, 06/09/2028(c) 1 mo. LIBOR + 4.000%	89,843
	Anchor Packaging, Inc.
97,586	5.666%, 07/18/2026(c) 1 mo. LIBOR + 4.000%	92,950
	API Technologies Corp.
97,000	5.916%, 05/09/2026(c) 1 mo. LIBOR + 4.250%	86,451
	Apttus Corp.
99,250	5.621%, 05/08/2028(c) 3 mo. LIBOR + 4.250%	93,295
	Arcline FM Holdings LLC
99,250	7.627%, 06/23/2028(c) 6 mo. LIBOR + 4.750%	93,543
	Arctic Glacier U.S.A., Inc.
100,000	5.750%, 03/20/2024(c) 3 mo. LIBOR + 3.500%	88,295
	Armor Holding II LLC
149,250	6.750%, 12/11/2028(c) 1 mo. LIBOR + 4.500%	142,161
	Aston FinCo S.A.R.L.
97,750	5.916%, 10/09/2026(c) 1 mo. LIBOR + 4.250%	92,948
	Athenahealth, Inc.
363,397 ()	0.000%, 02/15/2029(f)	335,690
	AthenaHealth, Inc.
61,593	0.000%, 02/15/2029(f)	56,897
363,406	5.009%, 02/15/2029(c) 1 mo. SOFR + 3.500%	335,698

Principal Amount^		Value
	Atlas CC Acquisition Corp.
$ 16,732	5.825%, 05/25/2028(c) 3 mo. LIBOR + 4.250%	$15,509
82,268	5.825%, 05/25/2028(c) 3 mo. LIBOR + 4.250%	76,252
	Bausch Health Cos., Inc.
65,000 ()	0.000%, 02/01/2027(f)	56,004
40,000	6.549%, 02/01/2027	34,464
	BCP Renaissance Parent LLC
545,856	5.166%, 10/31/2024(c) 1 mo. LIBOR + 3.500%	528,572
605,788	0.000%, 10/31/2026(f)	579,285
	BCPE Empire Holdings, Inc.
97,311	5.666%, 06/11/2026(c) 1 mo. LIBOR + 4.000%	92,203
99,500	5.666%, 06/11/2026(c) 1 mo. LIBOR + 4.000%	94,027
	Blue Ribbon LLC
244,327	7.062%, 05/08/2028(c) 1 mo. LIBOR + 6.000%	223,966
	BWAY Holding Co.
57,228	4.312%, 04/03/2024(c) 1 mo. LIBOR + 3.250%	53,997
	Cambrex Corp.
96,407	5.125%, 12/04/2026(c) 1 mo. SOFR + 3.500%	91,707
	Camin Cargo Control, Inc.
95,360	8.166%, 06/04/2026(c) 1 mo. LIBOR + 6.500%	94,883
	Capstone Acquisition Holdings, Inc.
13,194	0.000%, 11/12/2027(f)	13,095
98,747	6.416%, 11/12/2027(c) 1 mo. LIBOR + 4.750%	98,006
	Cast and Crew Payroll LLC
47,989	5.166%, 02/09/2026(c) 1 mo. LIBOR + 3.500%	45,694
	CCRR Parent, Inc.
98,750	6.010%, 03/06/2028(c) 3 mo. LIBOR + 3.750%	93,936
	CD&R Hydra Buyer, Inc.
96,954	5.916%, 12/11/2024(c) 1 mo. LIBOR + 4.250%	92,955
	CDK Global, Inc.
620,000	0.000%, 07/06/2029(f)	587,763
	Cengage Learning, Inc.
46,516	5.750%, 07/14/2026(c) 3 mo. LIBOR + 4.750%	42,097
	Charter NEX US, Inc.
98,750	5.416%, 12/01/2027(c) 1 mo. LIBOR + 3.750%	93,257
	Clarios Global L.P.
664,521	0.000%, 04/30/2026(f)	622,158
579,243	4.916%, 04/30/2026(c) 1 mo. LIBOR + 3.250%	542,316
	Claros Mortgage Trust, Inc.
99,500	5.726%, 08/09/2026(c) 1 mo. SOFR + 4.500%	95,271
	Comet Acquisition, Inc.
96,500	4.916%, 10/24/2025(c) 1 mo. LIBOR + 3.250%	90,589

The accompanying notes are an integral part of these financial statements.

96	Litman Gregory Funds Trust

iMGP High Income Alternatives Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2022 (Unaudited) (Continued)

Principal Amount^		Value

BANK LOANS (CONTINUED)
	Confluent Medical Technologies, Inc.
$ 99,750	5.804%, 02/09/2029(c) 3 mo. SOFR + 3.750%	$93,017
	Congruex Group LLC
100,000	7.235%, 05/03/2029(c) 3 mo. SOFR + 5.750%	96,500
	Connect Finco S.A.R.L
513,434	5.170%, 12/11/2026(c) 1 mo. LIBOR + 3.500%	473,964
	CP Atlas Buyer, Inc.
98,770	5.416%, 11/23/2027(c) 1 mo. LIBOR + 3.750%	87,164
	CPC Acquisition Corp.
197,500	6.000%, 12/29/2027(c) 3 mo. LIBOR + 3.750%	174,129
	CPM Holdings, Inc.
96,500	4.562%, 11/17/2025(c) 1 mo. LIBOR + 3.500%	92,374
	Cross Financial Corp.
99,000	4.813%, 09/15/2027(c) 3 mo. LIBOR + 4.000%	94,380
	Deerfield Dakota Holding LLC
98,000	5.275%, 04/09/2027(c) 1 mo. SOFR + 3.750%	92,028
	Del Monte Foods, Inc.
100,000 ()	0.000%, 05/16/2029(f)	94,500
100,000	5.684%, 05/16/2029(c) 1 mo. SOFR + 4.250%	94,500
	Denali Water Solutions
61,311	6.500%, 03/27/2028(c) 3 mo. LIBOR + 4.250%	55,793
	DG Investment Intermediate Holdings 2, Inc.
99,003	5.416%, 03/31/2028(c) 1 mo. LIBOR + 3.750%	92,785
	Dhanani Group, Inc.
100,000	7.500%, 07/20/2025(c) 3 mo. PRIME + 2.750%	97,500
	DXP Enterprises, Inc.
97,392	6.416%, 12/16/2027(c) 1 mo. LIBOR + 4.750%	94,794
	Eastern Power LLC
655,273	6.000%, 10/02/2025(c) 3 mo. LIBOR + 3.750%	556,471
	Eisner Advisory Group LLC
149,000	6.390%, 07/28/2028(c) 1 mo. LIBOR + 4.750%	140,060
	EyeCare Partners LLC
97,901	6.000%, 02/18/2027(c) 3 mo. LIBOR + 3.750%	90,834
	Fertitta Entertainment LLC
99,750	5.525%, 01/27/2029(c) 1 mo. SOFR + 4.000%	92,269
	First Brands Group LLC
248,371	6.287%, 03/30/2027(c) 3 mo. SOFR + 5.000%	236,946
	Firstdigital Communications LLC
50,000	5.875%, 12/17/2026(c) 1 mo. LIBOR + 4.250%	49,652

Principal Amount^		Value
	Florida Food Products LLC
$ 99,750	6.666%, 10/18/2028(c) 1 mo. LIBOR + 5.000%	$94,264
	FR Refuel LLC
11,667	6.000%, 11/08/2028(c) 1 mo. LIBOR + 4.750%	11,317
87,892	6.438%, 11/08/2028(c) 1 mo. LIBOR + 4.750%	85,255
	Franchise Group Intermediate Holdco LLC
81,545	6.500%, 03/10/2026(c) 3 mo. LIBOR + 4.750%	74,953
	GEON Performance Solutions LLC
357,300	6.166%, 08/18/2028(c) 1 mo. LIBOR + 4.500%	339,435
	Gibson Brands Inc.
99,500	6.411%, 08/11/2028(c) 3 mo. LIBOR + 5.000%	85,073
	GIP II Blue Holding, L.P
305,684	6.750%, 09/29/2028(c) 3 mo. LIBOR + 4.500%	297,405
	Global Medical Response, Inc.
257,993	5.916%, 03/14/2025(c) 1 mo. LIBOR + 4.250%	240,714
	GT Polaris, Inc.
98,449	4.989%, 09/24/2027(c) 3 mo. LIBOR + 3.750%	92,952
	Hamilton Projects Acquiror LLC
89,549	6.750%, 06/17/2027(c) 3 mo. LIBOR + 4.500%	86,065
	Help At Home, Inc.
9,894	6.525%, 10/29/2027(c) 3 mo. SOFR + 5.000%	9,486
88,881	6.666%, 10/29/2027(c) 1 mo. LIBOR + 5.000%	85,215
	Help at Home, Inc.
149,625	7.210%, 10/29/2027(c) 3 mo. SOFR + 5.000%	142,892
	Higginbotham Insurance Agency, Inc.
6,545	7.166%, 11/25/2026(c) 1 mo. LIBOR + 5.500%	6,473
99,067	7.166%, 11/25/2026(c) 1 mo. LIBOR + 5.500%	97,979
	HighTower Holdings LLC
99,250	5.098%, 04/21/2028(c) 3 mo. LIBOR + 4.000%	92,799
	Holding Socotec SAS
99,000	6.250%, 06/30/2028(c) 3 mo. LIBOR + 4.000%	92,070
	IBC Capital Ltd.
78,657	5.780%, 09/11/2023(c) 3 mo. LIBOR + 3.750%	71,217
	ICON Luxembourg S.A.R.L.
490,907	4.563%, 07/03/2028(c) 3 mo. LIBOR + 2.250%	475,532
122,310	4.563%, 07/03/2028(c) 3 mo. LIBOR + 2.250%	118,479
	Illuminate Buyer LLC
46,871	5.166%, 06/30/2027(c) 1 mo. LIBOR + 3.500%	43,447
	Ilpea Parent, Inc.
694,986 ()	0.000%, 06/22/2028(f)	667,186

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	97

iMGP High Income Alternatives Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2022 (Unaudited) (Continued)

Principal Amount^		Value

BANK LOANS (CONTINUED)
	Ilpea Parent, Inc. (Continued)
$ 780,920	6.170%, 06/22/2028(c) 1 mo. LIBOR + 4.500%	$749,683
	Imagefirst Holdings LLC
98,815	6.750%, 04/27/2028(c) 3 mo. LIBOR + 4.500%	92,392
	Imprivata, Inc.
250,000	5.775%, 12/01/2027(c) 1 mo. SOFR + 4.250%	243,542
	Jazz Financing Lux S.A.R.L.
499,950	5.166%, 05/05/2028(c) 1 mo. LIBOR + 3.500%	478,232
	Jones DesLauriers Insurance Management, Inc.
99,499 (CAD)	6.063%, 03/17/2028(c) 3 mo. CDOR + 4.250%	72,274
	Kronos Acquisition Holdings, Inc.
107,795	5.416%, 12/22/2026(c) 1 mo. LIBOR + 3.750%	98,309
	Laseraway Intermediate Holdings II LLC
99,500	6.788%, 10/12/2027(c) 3 mo. LIBOR + 5.750%	98,070
	LendingTree, Inc.
560,000	5.420%, 09/15/2028(c) 1 mo. LIBOR + 3.750%	526,865
	LTI Holdings, Inc.
195,991	5.166%, 09/06/2025(c) 1 mo. LIBOR + 3.500%	182,884
	Mavis Tire Express Services Corp.
99,036	5.625%, 05/04/2028(c) 1 mo. SOFR + 4.000%	91,855
	MB2 Dental Solutions LLC
73,004	7.000%-9.750%, 01/29/2027(c) 3 mo. LIBOR + 6.000%	72,274
109,262	7.239%, 01/29/2027(c) 3 mo. LIBOR + 6.000%	107,594
	Medline Borrower, L.P.
408,975	4.916%, 10/23/2028(c) 1 mo. LIBOR + 3.250%	380,539
	Meridian Adhesives Group, Inc.
139,300	4.750%, 07/24/2028(c) 3 mo. LIBOR + 4.000%	132,161
	Midcap Financial Holdings Trust
250,000	4.620%, 11/22/2028(c) 1 mo. LIBOR + 3.500%	249,930
	Midwest Veterinary Partners LLC
99,250	5.666%, 04/27/2028(c) 1 mo. LIBOR + 4.000%	94,287
	Mileage Plus Holdings LLC
100,000	7.313%, 06/21/2027(c) 3 mo. LIBOR + 5.250%	99,050
	MIP V Waste Holdings LLC
399,000	4.916%, 12/08/2028(c) 1 mo. LIBOR + 3.250%	387,030
	Moran Foods LLC
11,793	9.250%, 04/01/2024(c) 3 mo. LIBOR + 7.000%	10,732
15,385	13.000%, 10/01/2024(c) 3 mo. LIBOR + 9.750%	9,462

Principal Amount^		Value
	Motel 6
$ 198,999	6.666%, 09/09/2026(c) 1 mo. LIBOR + 5.000%	$194,521
	MPH Acquisition Holdings LLC
350,000	0.000%, 09/01/2028(f)	323,225
754,300	5.825%, 09/01/2028(c) 3 mo. LIBOR + 4.250%	696,596
	NA Rail Hold Co. LLC
98,230	6.250%, 10/19/2026(c) 3 mo. LIBOR + 4.000%	94,331
	National Mentor Holdings, Inc.
94,379	5.420%-6.010%, 03/02/2028(c) 6 mo. LIBOR + 3.750%	82,262
	NFM & J, L.P.
28,458	6.886%-7.416%, 11/30/2027(c) 1 mo. LIBOR + 5.750%	28,177
49,464	7.416%, 11/30/2027(c) 1 mo. LIBOR + 5.750%	48,976
	NFP Corp.
48,253	4.916%, 02/15/2027(c) 1 mo. LIBOR + 3.250%	44,731
	NorthRiver Midstream Finance L.P.
577,741	4.217%, 10/01/2025(c) 3 mo. LIBOR + 3.250%	564,999
	Organon & Co.
507,304	4.625%, 06/02/2028(c) 3 mo. LIBOR + 3.000%	489,602
	Pacific Bells LLC
99,505	6.816%, 11/10/2028(c) 3 mo. LIBOR + 4.500%	92,540
	Packers Holdings LLC
98,766	4.440%, 03/09/2028(c) 1 mo. LIBOR + 3.250%	90,742
	PAI Holdco, Inc.
98,750	4.989%, 10/28/2027(c) 3 mo. LIBOR + 3.500%	93,442
	Park River Holdings, Inc.
197,499	4.217%, 12/28/2027(c) 3 mo. LIBOR + 3.250%	162,936
	PECF USS Intermediate Holding III Corp.
99,500	5.916%, 12/15/2028(c) 1 mo. LIBOR + 4.250%	90,151
	Pelican Products, Inc.
99,500	6.500%, 12/29/2028(c) 3 mo. LIBOR + 4.250%	93,033
	Peraton Corp.
96,961	5.416%, 02/01/2028(c) 1 mo. LIBOR + 3.750%	91,317
	PetVet Care Centers LLC
196,962	5.166%, 02/14/2025(c) 1 mo. LIBOR + 3.500%	186,293
	Planview Parent, Inc.
98,500	5.666%, 12/17/2027(c) 1 mo. LIBOR + 4.000%	93,114
	Playpower, Inc.
89,856	7.750%, 05/08/2026(c) 3 mo. LIBOR + 5.500%	79,298
	Polaris Newco LLC
45,457	5.666%, 06/02/2028(c) 1 mo. LIBOR + 4.000%	42,137

The accompanying notes are an integral part of these financial statements.

98	Litman Gregory Funds Trust

iMGP High Income Alternatives Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2022 (Unaudited) (Continued)

Principal Amount^		Value

BANK LOANS (CONTINUED)
	Pro Mach Group, Inc.
$ 2,786	5.000%, 08/31/2028(c) 3 mo. LIBOR + 4.000%	$2,635
91,993	5.666%, 08/31/2028(c) 1 mo. LIBOR + 4.000%	87,020
	Project Ruby Ultimate Parent Corp.
98,750	4.916%, 03/03/2028(c) 1 mo. LIBOR + 3.250%	92,861
	Propulsion (BC) Finco S.A.R.L.
300,000	0.000%, 02/10/2029(f)	285,000
	Protective Industrial Products, Inc.
198,000	5.666%, 12/29/2027(c) 1 mo. LIBOR + 4.000%	190,080
	Quirch Foods Holdings LLC
297,994	6.824%, 10/27/2027(c) 3 mo. SOFR + 4.500%	283,094
	Resonetics LLC
99,250	5.239%, 04/28/2028(c) 3 mo. LIBOR + 4.000%	94,536
	Restaurant Technologies, Inc.
199,500	6.304%, 04/02/2029(c) 3 mo. SOFR + 4.250%	191,853
	SCP Eye Care Services LLC
75,102	6.750%, 03/16/2028(c) 3 mo. LIBOR + 4.500%	71,910
	ScribeAmerica Intermediate Holdco LLC
46,846	6.166%, 04/03/2025(c) 1 mo. LIBOR + 4.500%	40,132
	Service Logic Acquisition, Inc.
91,281	5.239%, 10/29/2027(c) 3 mo. LIBOR + 4.000%	87,059
2,537	5.286%-5.652%, 10/29/2027(c) 3 mo. LIBOR + 4.000%	2,420
	Sitecore Holding III A/S
105,684	8.745%, 09/01/2028(c) 3 mo. LIBOR + 7.000%	104,514
	SkyMiles IP Ltd.
200,000	4.750%, 10/20/2027(c) 3 mo. LIBOR + 3.750%	199,250
	Solis IV BV
100,000	4.842%, 02/26/2029(c) 3 mo. SOFR + 3.500%	86,454
	Southern Veterinary Partners LLC
98,560	5.000%, 10/05/2027(c) 3 mo. LIBOR + 4.000%	93,960
	Sovos Brands Intermediate, Inc.
82,897	4.250%, 06/08/2028(c) 3 mo. LIBOR + 3.500%	78,441
	Sovos Compliance LLC
14,726	6.152%, 08/11/2028(c) 3 mo. LIBOR + 4.500%	13,912
84,848	6.166%, 08/11/2028(c) 1 mo. LIBOR + 4.500%	80,155
	SP PF Buyer LLC
147,710	6.166%, 12/22/2025(c) 1 mo. LIBOR + 4.500%	126,661
	Sweetwater Borrower LLC
98,505	5.938%, 08/07/2028(c) 1 mo. LIBOR + 4.250%	84,961

Principal Amount^		Value
	Syndigo LLC
$ 148,125	5.824%, 12/15/2027(c) 1 mo. LIBOR + 4.500%	$140,719
	System One Holdings LLC
760,000	0.000%, 03/02/2028(f)	714,400
754,300	4.750%, 03/02/2028(c) 6 mo. SOFR + 4.000%	709,042
	Teneo Holdings LLC
67,385	6.847%, 07/11/2025(c) 1 mo. SOFR + 5.250%	63,061
	Tibco Software, Inc.
98,000	5.420%, 06/30/2026(c) 1 mo. LIBOR + 3.750%	96,392
	Trans Union LLC
50,000	0.000%, 12/03/2029(f)	50,031
	TricorBraun Holdings, Inc.
99,030	4.916%, 03/03/2028(c) 1 mo. LIBOR + 3.250%	92,460
	Truck Hero, Inc.
98,750	5.166%, 01/31/2028(c) 1 mo. LIBOR + 3.500%	88,727
	TVC Albany, Inc.
96,250	5.170%, 07/23/2025(c) 1 mo. LIBOR + 3.500%	90,335
	UGI Energy Services LLC
232,800	5.416%, 08/13/2026(c) 1 mo. LIBOR + 3.750%	228,436
	United Airlines, Inc.
646,813	5.392%, 04/21/2028(c) 1 mo. LIBOR + 3.750%	603,964
	Venture Global Calcasieu Pass LLC
42,090	2.830%-3.999%, 08/19/2026(c) 1 mo. LIBOR + 2.375%	41,879
	Verscend Holding Corp.
195,000	0.000%, 08/27/2025(f)	187,200
	Vertical US Newco, Inc.
63,546	4.019%, 07/30/2027(c) 6 mo. LIBOR + 3.500%	59,694
	Weber-Stephen Products LLC
99,750	5.875%, 10/30/2027(c) 3 mo. SOFR + 4.250%	94,762
	Women’s Care Enterprises LLC
198,000	5.739%, 01/15/2028(c) 3 mo. LIBOR + 4.500%	186,120
	Wrench Group LLC
98,489	6.250%, 04/30/2026(c) 3 mo. LIBOR + 4.000%	93,810
	Xplornet Communications, Inc.
99,250	5.666%, 10/02/2028(c) 1 mo. LIBOR + 4.000%	90,986
	Yak Access LLC
100,000	12.185%, 07/10/2026(c) 3 mo. LIBOR + 10.000%	53,938
	Zep, Inc.
21,573	6.250%, 08/12/2024(c) 3 mo. LIBOR + 4.000%	19,038

TOTAL BANK LOANS (Cost $31,504,012)		29,795,902

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	99

iMGP High Income Alternatives Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2022 (Unaudited) (Continued)

Principal Amount^		Value

CORPORATE BONDS: 32.6%

Basic Materials: 1.2%
	Alcoa Nederland Holding B.V.
$ 200,000	5.500%, 12/15/2027(b)	$189,909
	Carpenter Technology Corp.
150,000	7.625%, 03/15/2030	137,984
	Clearwater Paper Corp.
37,000	4.750%, 08/15/2028(b)	31,971
	Compass Minerals International, Inc.
100,000	6.750%, 12/01/2027(b)	90,603
	EverArc Escrow Sarl
100,000	5.000%, 10/30/2029(b)	84,307
	Illuminate Buyer LLC / Illuminate Holdings IV, Inc.
80,000	9.000%, 07/01/2028(b)	63,304
	INEOS Quattro Finance 2 Plc
200,000	3.375%, 01/15/2026(b)	168,298
	Ingevity Corp.
150,000	3.875%, 11/01/2028(b)	125,896
	Kaiser Aluminum Corp.
100,000	4.500%, 06/01/2031(b)	76,123
	LIGHTNING 2022 1 A FUNDED
58,000	5.500%, 03/01/2037	58,000
	LIGHTNING 2022 1 B FUNDED
29,000	7.500%, 03/01/2037	29,000
	Minerals Technologies, Inc.
65,000	5.000%, 07/01/2028(b)	56,667
	THUNDERBIRD 2022 1 A FUNDED
58,000	5.500%, 03/01/2037	58,000
	THUNDERBIRD 2022 1 B FUNDED
29,000	7.500%, 03/01/2037	29,000
	Valvoline, Inc.
100,000	3.625%, 06/15/2031(b)	80,030
	WR Grace Holdings LLC
100,000	4.875%, 06/15/2027(b)	87,149

		1,366,241

Communications: 2.1%
	Altice France S.A.
200,000	5.500%, 10/15/2029(b)	153,375
	AMC Networks, Inc.
150,000	4.250%, 02/15/2029	122,041
	British Telecommunications Plc
200,000	4.875%, 11/23/2081(b)(d) 5 year CMT + 3.493%	170,376
	CCO Holdings LLC / CCO Holdings Capital Corp.
85,000	4.250%, 02/01/2031(b)	69,511
70,000	4.500%, 06/01/2033(b)	55,451
	Cogent Communications Group, Inc.
150,000	7.000%, 06/15/2027(b)	143,475
	Connect Finco S.A.R.L / Connect US Finco LLC
200,000	6.750%, 10/01/2026(b)	179,425
	LCPR Senior Secured Financing DAC
50,000	6.750%, 10/15/2027(b)	46,774
200,000	5.125%, 07/15/2029(b)	167,381
	Level 3 Financing, Inc.
249,000	4.250%, 07/01/2028(b)	201,949

Principal Amount^		Value

Communications (continued)
	Match Group Holdings II LLC
$ 50,000	4.625%, 06/01/2028(b)	$45,413
	McGraw-Hill Education, Inc.
100,000	5.750%, 08/01/2028(b)	85,819
150,000	8.000%, 08/01/2029(b)	121,751
	Paramount Global
60,000	4.950%, 05/19/2050	50,752
	Radiate Holdco LLC / Radiate Finance, Inc.
150,000	4.500%, 09/15/2026(b)	129,568
	Switch Ltd.
100,000	3.750%, 09/15/2028(b)	98,946
	UPC Broadband Finco B.V.
200,000	4.875%, 07/15/2031(b)	163,597
	Virgin Media Finance Plc
100,000	5.000%, 07/15/2030(b)	79,519
	Virgin Media Vendor Financing Notes IV DAC
200,000	5.000%, 07/15/2028(b)	165,781
	Vodafone Group Plc
100,000	5.125%, 06/04/2081(d) 5 year CMT + 3.073%	66,922
	VZ Secured Financing B.V.
200,000	5.000%, 01/15/2032(b)	166,416

		2,484,242

Consumer, Cyclical: 2.1%
	1011778 BC ULC / New Red Finance, Inc.
100,000	4.000%, 10/15/2030(b)	81,530
	Air Canada
100,000 (CAD)	4.625%, 08/15/2029(b)	66,205
	Air Canada Pass Through Trust
20,286	Series 2020-2-A 5.250%, 10/01/2030(b)	20,331
	Asbury Automotive Group, Inc.
44,000	4.625%, 11/15/2029(b)	36,418
	Beacon Roofing Supply, Inc.
19,000	4.125%, 05/15/2029(b)	15,480
	Boyne USA, Inc.
100,000	4.750%, 05/15/2029(b)	86,751
	CD&R Smokey Buyer, Inc.
100,000	6.750%, 07/15/2025(b)	88,931
	Deuce Finco Plc
100,000 (GBP)	5.500%, 06/15/2027(b)	96,843
	Fertitta Entertainment LLC / Fertitta Entertainment Finance Co., Inc.
100,000	4.625%, 01/15/2029(b)	85,534
	Hilton Domestic Operating Co., Inc.
150,000	4.000%, 05/01/2031(b)	125,101
50,000	3.625%, 02/15/2032(b)	39,865
	Hyatt Hotels Corp.
95,000	6.000%, 04/23/2030	96,023
	JB Poindexter & Co., Inc.
75,000	7.125%, 04/15/2026(b)	72,099
	Marriott International, Inc.
70,000	4.625%, 06/15/2030	67,333
130,000	2.850%, 04/15/2031	108,226
50,000	3.500%, 10/15/2032	43,316
	Murphy Oil USA, Inc.
125,000	3.750%, 02/15/2031(b)	106,449

The accompanying notes are an integral part of these financial statements.

100	Litman Gregory Funds Trust

iMGP High Income Alternatives Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2022 (Unaudited) (Continued)

Principal Amount^		Value

CORPORATE BONDS (CONTINUED)

Consumer, Cyclical: 2.1% (continued)
	Nordstrom, Inc.
$ 160,000	4.375%, 04/01/2030	$124,710
	Papa John’s International, Inc.
100,000	3.875%, 09/15/2029(b)	82,635
	Penn National Gaming, Inc.
100,000	4.125%, 07/01/2029(b)	76,018
	PetSmart, Inc. / PetSmart Finance Corp.
250,000	4.750%, 02/15/2028(b)	216,246
	Powdr Corp.
14,000	6.000%, 08/01/2025(b)	13,966
	Scientific Games Holdings L.P. / Scientific Games US FinCo, Inc.
100,000	6.625%, 03/01/2030(b)	85,157
	Scotts Miracle-Gro Co. (The)
50,000	4.000%, 04/01/2031	37,472
	Six Flags Theme Parks, Inc.
35,000	7.000%, 07/01/2025(b)	35,494
	Station Casinos LLC
150,000	4.625%, 12/01/2031(b)	117,187
	Suburban Propane Partners L.P. / Suburban Energy Finance Corp.
100,000	5.875%, 03/01/2027	94,448
	Suburban Propane Partners LP / Suburban Energy Finance Corp.
100,000	5.000%, 06/01/2031(b)	84,062
	Superior Plus L.P. / Superior General Partner, Inc.
100,000	4.500%, 03/15/2029(b)	85,188
	Wabash National Corp.
150,000	4.500%, 10/15/2028(b)	114,938
	WMG Acquisition Corp.
100,000	3.750%, 12/01/2029(b)	83,673

		2,487,629

Consumer, Non-cyclical: 3.2%
	ADT Security Corp. (The)
100,000	4.875%, 07/15/2032(b)	79,949
	Altria Group, Inc.
10,000	4.450%, 05/06/2050	7,269
	APi Escrow Corp.
100,000	4.750%, 10/15/2029(b)	80,472
	Avantor Funding, Inc.
75,000	4.625%, 07/15/2028(b)	68,950
	Bausch Health Cos., Inc.
725,000	4.875%, 06/01/2028(b)	565,667
	BCP V Modular Services Finance II Plc
100,000 (EUR)	4.750%, 11/30/2028(b)	83,497
	Block, Inc.
100,000	2.750%, 06/01/2026(b)	88,977
	Carriage Services, Inc.
100,000	4.250%, 05/15/2029(b)	81,476
	Central Garden & Pet Co.
85,000	4.125%, 10/15/2030	68,958
	Charles River Laboratories International, Inc.
200,000	4.000%, 03/15/2031(b)	170,880

Principal Amount^		Value

Consumer, Non-cyclical (continued)
	Cheplapharm Arzneimittel GmbH
$ 250,000	5.500%, 01/15/2028(b)	$209,187
	CPI CG, Inc.
93,000	8.625%, 03/15/2026(b)	88,002
	DaVita, Inc.
49,000	4.625%, 06/01/2030(b)	38,368
	Endo Luxembourg Finance Co. I S.A.R.L / Endo US, Inc.
100,000	6.125%, 04/01/2029(b)	75,709
	FAGE International S.A. / FAGE USA Dairy Industry, Inc.
200,000	5.625%, 08/15/2026(b)	170,781
	HCA, Inc.
150,000	3.500%, 07/15/2051	104,523
	JBS USA LUX S.A. / JBS USA Food Co. / JBS USA Finance, Inc.
50,000	3.750%, 12/01/2031(b)	41,105
100,000	4.375%, 02/02/2052(b)	70,923
	Kraft Heinz Foods Co.
50,000	5.000%, 06/04/2042	45,893
80,000	4.375%, 06/01/2046	67,182
25,000	4.875%, 10/01/2049	22,253
	Kronos Acquisition Holdings, Inc. / KIK Custom Products, Inc.
12,000	7.000%, 12/31/2027(b)	8,896
	Legends Hospitality Holding Co. LLC / Legends Hospitality Co-Issuer, Inc.
200,000	5.000%, 02/01/2026(b)	167,895
	Medline Borrower LP
100,000	5.250%, 10/01/2029(b)	83,032
	Mozart Debt Merger Sub, Inc.
150,000	3.875%, 04/01/2029(b)	128,416
	Nielsen Finance LLC / Nielsen Finance Co.
100,000	4.500%, 07/15/2029(b)	90,342
100,000	4.750%, 07/15/2031(b)	90,259
	Option Care Health, Inc.
100,000	4.375%, 10/31/2029(b)	85,900
	Post Holdings, Inc.
100,000	4.500%, 09/15/2031(b)	82,080
	Prime Security Services Borrower LLC / Prime Finance, Inc.
75,000	3.375%, 08/31/2027(b)	62,015
	Rent-A-Center, Inc.
150,000	6.375%, 02/15/2029(b)	117,193
	Sabre GLBL, Inc.
125,000	7.375%, 09/01/2025(b)	116,886
	Sotheby’s/Bidfair Holdings, Inc.
200,000	5.875%, 06/01/2029(b)	171,988
	Spectrum Brands, Inc.
50,000	5.500%, 07/15/2030(b)	45,122
	Tenet Healthcare Corp.
15,000	4.625%, 06/15/2028(b)	13,084
	US Foods, Inc.
70,000	6.250%, 04/15/2025(b)	69,978
50,000	4.750%, 02/15/2029(b)	43,795
100,000	4.625%, 06/01/2030(b)	85,299
	WW International, Inc.
100,000	4.500%, 04/15/2029(b)	66,749

		3,758,950

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	101

iMGP High Income Alternatives Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2022 (Unaudited) (Continued)

Principal Amount^		Value

CORPORATE BONDS (CONTINUED)

Energy: 4.1%
	BP Capital Markets Plc
$ 250,000	4.875%, 03/22/2030(a)(d) 5 year CMT + 4.398%	$218,629
	Cheniere Corpus Christi Holdings LLC
100,000	3.520%, 12/31/2039	85,118
	DCP Midstream Operating L.P.
100,000	3.250%, 02/15/2032	78,625
	DT Midstream, Inc.
100,000	4.125%, 06/15/2029(b)	84,790
	Energy Transfer L.P.
775,000	6.250%, 02/15/2023(a)(d) 3 mo. USD LIBOR + 4.028%	581,904
	EnLink Midstream LLC
245,000	5.625%, 01/15/2028(b)	225,286
	EnLink Midstream Partners L.P.
345,000	4.150%, 06/01/2025	318,066
	Global Partners L.P. / GLP Finance Corp.
200,000	7.000%, 08/01/2027	180,248
25,000	6.875%, 01/15/2029	21,190
	Harvest Midstream I L.P.
500,000	7.500%, 09/01/2028(b)	470,555
	Holly Energy Partners L.P. / Holly Energy Finance Corp.
100,000	6.375%, 04/15/2027(b)	94,452
	ITT Holdings LLC
250,000	6.500%, 08/01/2029(b)	200,699
	Kinetik Holdings LP
250,000	5.875%, 06/15/2030(b)	238,595
	Midwest Connector Capital Co. LLC
99,000	4.625%, 04/01/2029(b)	93,662
	MPLX L.P.
665,000	Series B 6.875%, 02/15/2023(a)(d) 3 mo. USD LIBOR + 4.652%	634,862
	Northriver Midstream Finance L.P.
125,000	5.625%, 02/15/2026(b)	113,497
	NuStar Logistics L.P.
100,000	6.375%, 10/01/2030	87,214
	Occidental Petroleum Corp.
405,000	2.900%, 08/15/2024	391,523
285,000	5.500%, 12/01/2025	281,190
100,000	7.875%, 09/15/2031	109,945
	Parkland Corp.
100,000	4.625%, 05/01/2030(b)	81,299
	Targa Resources Partners L.P. / Targa Resources Partners Finance Corp.
150,000	5.500%, 03/01/2030	143,134
	TransMontaigne Partners L.P. / TLP Finance Corp.
100,000	6.125%, 02/15/2026	88,643

		4,823,126

Financial: 15.8%
	Aegon N.V.
500,000	5.500%, 04/11/2048(d) 6 mo. USD LIBOR + 3.540%	482,117

Principal Amount^		Value

Financial (continued)
	American Equity Investment Life Holding Co.
$ 25,000	5.000%, 06/15/2027	$24,744
	AmWINS Group, Inc.
50,000	4.875%, 06/30/2029(b)	41,011
	Apollo Management Holdings L.P.
700,000	4.950%, 01/14/2050(b)(d) 5 year CMT + 3.266%	606,968
	Avolon Holdings Funding Ltd.
205,000	5.500%, 01/15/2026(b)	199,803
	AXIS Specialty Finance LLC
400,000	4.900%, 01/15/2040(d) 5 year CMT + 3.186%	337,705
	Bank of America Corp.
945,000	4.375%, 01/27/2027(a)(d) 5 year CMT + 2.760%	786,495
	Bank of New York Mellon Corp. (The)
30,000	4.700%, 09/20/2025(a)(d) 5 year CMT + 4.358%	29,385
	Brazilian Merchant Voucher Receivables Ltd.
186,531	4.180%, 04/07/2028(g)	181,704
	Bread Financial Holdings, Inc.
375,000	4.750%, 12/15/2024(b)	344,432
	Business Development Corp. of America
225,000	4.850%, 12/15/2024(b)	217,797
	Charles Schwab Corp. (The)
100,000	4.000%, 12/01/2030(a)(d) 10 year CMT + 3.079%	76,526
	CION Investment Corp.
230,000	4.500%, 02/11/2026	211,916
	Citigroup, Inc.
100,000	4.000%, 12/10/2025(a)(d) 5 year CMT + 3.597%	86,750
150,000	3.875%, 02/18/2026(a)(d) 5 year CMT + 3.417%	124,875
	Credit Acceptance Corp.
535,000	6.625%, 03/15/2026	501,892
	Cushman & Wakefield US Borrower LLC
71,000	6.750%, 05/15/2028(b)	66,069
	Doctors Co. An Interinsurance Exchange (The)
515,000	4.500%, 01/18/2032(b)	454,592
	Drawbridge Special Opportunities Fund L.P. / Drawbridge Special Opportunities Fin
710,000	3.875%, 02/15/2026(b)	652,565
	EF Holdco / EF Cayman Hold / Ellington Fin REIT Cayman/TRS / EF Cayman Non-MTM
830,000	5.875%, 04/01/2027(b)	774,146
	Enstar Finance LLC
200,000	5.750%, 09/01/2040(d) 5 year CMT + 5.468%	182,445
770,000	5.500%, 01/15/2042(d) 5 year CMT + 4.006%	630,670
	Equitable Holdings, Inc.
150,000	4.950%, 09/15/2025(a)(d) 5 year CMT + 4.736%	141,332
	Fairfax India Holdings Corp.
320,000	5.000%, 02/26/2028(b)	311,504
	Fidelis Insurance Holdings Ltd.
630,000	6.625%, 04/01/2041(b)(d) 5 year CMT + 6.323%	626,103

The accompanying notes are an integral part of these financial statements.

102	Litman Gregory Funds Trust

iMGP High Income Alternatives Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2022 (Unaudited) (Continued)

Principal Amount^		Value

CORPORATE BONDS (CONTINUED)

Financial (continued)
	FS KKR Capital Corp.
$ 100,000	3.250%, 07/15/2027	$85,306
	Gladstone Capital Corp.
545,000	5.125%, 01/31/2026	525,925
	Global Atlantic Fin Co.
250,000	4.700%, 10/15/2051(b)(d) 5 year CMT + 3.796%	201,143
	GLP Capital L.P. / GLP Financing II, Inc.
50,000	5.300%, 01/15/2029	47,871
140,000	4.000%, 01/15/2031	120,809
	Goldman Sachs Group, Inc. (The)
100,000	Series U 3.650%, 08/10/2026(a)(d) 5 year CMT + 2.915%	77,915
	Home Point Capital, Inc.
200,000	5.000%, 02/01/2026(b)	138,287
	Host Hotels & Resorts L.P.
150,000	3.500%, 09/15/2030	128,709
	HUB International Ltd.
50,000	5.625%, 12/01/2029(b)	41,365
	Hunt Cos., Inc.
100,000	5.250%, 04/15/2029(b)	85,150
	Iron Mountain, Inc.
25,000	4.500%, 02/15/2031(b)	20,500
150,000	5.625%, 07/15/2032(b)	127,098
	Jane Street Group / JSG Finance, Inc.
100,000	4.500%, 11/15/2029(b)	89,181
	Jefferies Finance LLC / JFIN Co-Issuer Corp.
200,000	5.000%, 08/15/2028(b)	165,062
	JPMorgan Chase & Co.
250,000	4.586%, 04/26/2033(d) SOFR + 1.800%	246,676
	Kennedy-Wilson, Inc.
100,000	4.750%, 03/01/2029	81,147
100,000	4.750%, 02/01/2030	78,417
100,000	5.000%, 03/01/2031	77,655
	KKR Core Holding Co. LLC
38,905	4.000%, 08/12/2031	34,363
	Kuvare US Holdings, Inc.
100,000	7.000%, 02/17/2051(b)(d) 5 year CMT + 6.541%	100,750
	Liberty Mutual Group, Inc.
220,000	4.300%, 02/01/2061(b)	149,273
	LPL Holdings, Inc.
150,000	4.000%, 03/15/2029(b)	128,552
	Markel Corp.
210,000	6.000%, 06/01/2025(a)(d) 5 year CMT + 5.662%	207,900
	MetLife, Inc.
70,000	3.850%, 09/15/2025(a)(d) 5 year CMT + 3.576%	62,507
	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen
540,000	5.875%, 05/23/2042(b)(d) 5 year CMT + 3.982%	544,639
	Nationwide Mutual Insurance Co.
130,000	4.350%, 04/30/2050(b)	110,430

Principal Amount^		Value

Financial (continued)
	NFP Corp.
$ 170,000	6.875%, 08/15/2028(b)	$141,919
	OFS Capital Corp.
620,000	4.750%, 02/10/2026	567,534
	OneAmerica Financial Partners, Inc.
70,000	4.250%, 10/15/2050(b)	57,393
	OneMain Finance Corp.
100,000	4.000%, 09/15/2030	74,167
	Oxford Finance LLC / Oxford Finance Co-Issuer II, Inc.
590,000	6.375%, 02/01/2027(b)	566,034
	PartnerRe Finance B LLC
615,000	4.500%, 10/01/2050(d) 5 year CMT + 3.815%	514,313
	PennantPark Investment Corp.
140,000	4.000%, 11/01/2026	120,439
	Rocket Mortgage LLC / Rocket Mortgage Co-Issuer, Inc.
150,000	3.875%, 03/01/2031(b)	112,928
	Ryan Specialty Group LLC
100,000	4.375%, 02/01/2030(b)	87,125
	Scentre Group Trust
610,000	5.125%, 09/24/2080(b)(d) 5 year CMT + 4.685%	503,670
	Sculptor Alternative Solutions LLC
500,000	6.000%, 05/15/2037(b)	458,450
	Sirius International Group Ltd.
700,000	4.600%, 11/01/2026(b)	653,495
	Starwood Property Trust, Inc.
475,000	4.375%, 01/15/2027(b)	414,566
	Strategic Credit Opportunities Partners LLC
345,000	4.250%, 04/01/2026	303,780
	Trinity Capital, Inc.
320,000	4.375%, 08/24/2026	282,636
	United Insurance Holdings Corp.
530,000	6.250%, 12/15/2027	511,245
	United Wholesale Mortgage LLC
100,000	5.500%, 11/15/2025(b)	85,845
100,000	5.500%, 04/15/2029(b)	76,747
	Universal Insurance Holdings, Inc.
345,000	5.625%, 11/30/2026	330,902
	VC 3 LS 2021 L.P.
716,281	3.500%, 10/15/2041	671,155
	Wells Fargo & Co.
100,000	3.900%, 03/15/2026(a)(d) 5 year CMT + 3.453%	85,177
	Wilton RE Ltd.
250,000	6.000%, 10/22/2030(a)(b)(d) 5 year CMT + 5.266%	215,402

		18,605,098

Industrial: 1.8%
	Arcosa, Inc.
100,000	4.375%, 04/15/2029(b)	84,293
	Artera Services LLC
110,000	9.033%, 12/04/2025(b)	88,930
	Atkore, Inc.
100,000	4.250%, 06/01/2031(b)	83,200
	Boeing Co. (The)
200,000	5.150%, 05/01/2030	192,679
100,000	5.705%, 05/01/2040	93,829
100,000	5.805%, 05/01/2050	92,720

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	103

iMGP High Income Alternatives Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2022 (Unaudited) (Continued)

Principal Amount^		Value

CORPORATE BONDS (CONTINUED)

Industrial (continued)
	Brundage-Bone Concrete Pumping Holdings, Inc.
$ 150,000	6.000%, 02/01/2026(b)	$127,227
	Builders FirstSource, Inc.
100,000	6.375%, 06/15/2032(b)	89,468
	Cleaver-Brooks, Inc.
100,000	7.875%, 03/01/2023(b)	93,142
	Flowserve Corp.
60,000	3.500%, 10/01/2030	51,722
	GrafTech Finance, Inc.
105,000	4.625%, 12/15/2028(b)	85,186
	Great Lakes Dredge & Dock Corp.
200,000	5.250%, 06/01/2029(b)	173,337
	Harsco Corp.
175,000	5.750%, 07/31/2027(b)	140,254
	James Hardie International Finance DAC
250,000	5.000%, 01/15/2028(b)	222,954
	Mauser Packaging Solutions Holding Co.
50,000	8.500%, 04/15/2024(b)	49,403
	New Enterprise Stone & Lime Co., Inc.
150,000	9.750%, 07/15/2028(b)	128,446
	PGT Innovations, Inc.
100,000	4.375%, 10/01/2029(b)	78,986
	Standard Industries, Inc.
175,000	4.375%, 07/15/2030(b)	138,352
25,000	3.375%, 01/15/2031(b)	18,513
	TopBuild Corp.
50,000	3.625%, 03/15/2029(b)	39,455

		2,072,096

Technology: 1.2%
	AMS AG
265,000	7.000%, 07/31/2025(b)	253,055
	Boxer Parent Co., Inc.
200,000	7.125%, 10/02/2025(b)	190,261
	Broadcom, Inc.
100,000	3.187%, 11/15/2036(b)	76,449
	Brunello Bidco SpA
100,000 (EUR)	3.500%, 02/15/2028	88,536
	CDK Global, Inc.
50,000	5.250%, 05/15/2029(b)	49,307
	CDW LLC / CDW Finance Corp.
60,000	3.569%, 12/01/2031	49,682
	Central Parent, Inc. / Merger Sub, Inc.
100,000	7.250%, 06/15/2029(b)	96,745
	Citrix Systems, Inc.
100,000	1.250%, 03/01/2026	96,989
	Minerva Merger Sub, Inc.
150,000	6.500%, 02/15/2030(b)	124,943
	NCR Corp.
100,000	5.125%, 04/15/2029(b)	84,787
100,000	6.125%, 09/01/2029(b)	86,540
100,000	5.250%, 10/01/2030(b)	86,379
	Playtika Holding Corp.
100,000	4.250%, 03/15/2029(b)	82,703

Principal Amount^		Value

Industrial (continued)
	Twilio, Inc.
$ 100,000	3.875%, 03/15/2031	$82,475

		1,448,851

Utilities: 1.1%
	Clearway Energy Operating LLC
100,000	3.750%, 02/15/2031(b)	80,924
	Edison International
700,000	5.375%, 03/15/2026(a)(d) 5 year CMT + 4.698%	570,500
	Terraform Global Operating LLC
225,000	6.125%, 03/01/2026(b)	214,374
	Vistra Operations Co. LLC
535,000	5.000%, 07/31/2027(b)	485,930

		1,351,728

TOTAL CORPORATE BONDS (Cost $43,471,800)		38,397,961

GOVERNMENT SECURITIES & AGENCY ISSUE: 19.3%
	United States Treasury Note
3,500,000	0.125%, 12/15/2023	3,361,094
	United States Treasury Note
3,000,000	1.500%, 09/15/2022(h)	2,998,992
3,200,000	1.625%, 12/15/2022(h)	3,188,697
2,900,000	0.500%, 03/15/2023(h)	2,855,127
3,400,000	0.250%, 06/15/2023	3,315,023
2,500,000	0.125%, 09/15/2023	2,418,506
2,800,000	0.250%, 03/15/2024(h)	2,675,969
1,300,000	0.250%, 06/15/2024(h)	1,234,035
	United States Treasury Strip Principal
170,000	0.000%, 05/15/2044	79,697
170,000	0.000%, 11/15/2044	78,206
170,000	0.000%, 02/15/2046	75,975
1,070,000	0.000%, 08/15/2051	436,398

TOTAL GOVERNMENT SECURITIES & AGENCY ISSUE (Cost $23,066,027)		22,717,719

MORTGAGE-BACKED SECURITIES: 4.1%
	ACRE Commercial Mortgage Ltd.
250,000	Series 2021-FL4-D 4.212%, 12/18/2037(b)(c) 1 mo. USD LIBOR + 2.600%	240,781
	Alternative Loan Trust
130,226	Series 2007-OA4-A1 1.964%, 05/25/2047(c) 1 mo. USD LIBOR + 0.340%	114,370
131,006	Series 2007-OA7-A1A 1.984%, 05/25/2047(c) 1 mo. USD LIBOR + 0.360%	113,814
	BPR Trust
230,000	Series 2022-OANA-C 3.976%, 04/15/2037(b)(c) TSFR1M + 2.697%	225,369
	BX Commercial Mortgage Trust
212,500	Series 2019-XL-F 3.324%, 10/15/2036(b)(c) 1 mo. USD LIBOR + 2.000%	204,355

The accompanying notes are an integral part of these financial statements.

104	Litman Gregory Funds Trust

iMGP High Income Alternatives Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2022 (Unaudited) (Continued)

Principal Amount^		Value

MORTGAGE-BACKED SECURITIES (CONTINUED)
	BX Commercial Mortgage Trust (Continued)
$ 212,500	Series 2019-XL-G 3.624%, 10/15/2036(b)(c) 1 mo. USD LIBOR + 2.300%	$201,834
	BX Trust
900,000	Series 2019-RP-D 4.594%, 06/15/2034(b)(c) 1 mo. USD LIBOR + 2.595%	852,504
	BXMT Ltd.
250,000	Series 2020-FL2-D 3.542%, 02/15/2038(b)(c) TSFR1M + 2.064%	239,194
100,000	Series 2020-FL3-D 3.688%, 11/15/2037(b)(c) SOFR 30-day + 2.914%	97,838
	CD Mortgage Trust
969,965	Series 2017-CD4-XA 1.389%, 05/10/2050(d)(i)	38,272
	Credit Suisse Mortgage-Backed Trust
570,000	Series 2018-SITE-E 4.941%, 04/15/2036(b)(d)	518,179
	Credit Suisse Mortgage-Backed Trust
480,000	Series 2018-SITE-C 4.941%, 04/15/2036(b)(d)	459,800
	Freddie Mac Military Housing Bonds Resecuritization Trust Certificates
2,770,030	Series 2015-R1-XA1 0.700%, 11/25/2055(b)(d)(i)	200,032
4,390,546	Series 2015-R1-XA3 0.700%, 11/25/2052(b)(d)(i)	264,342
	GS Mortgage Securities Corp. Trust
250,000	Series 2020-DUNE-E 3.824%, 12/15/2036(b)(c) 1 mo. USD LIBOR + 2.500%	237,438
250,000	Series 2020-UPTN-E 3.354%, 02/10/2037(b)(d)	222,732
	HarborView Mortgage Loan Trust
217,837	Series 2006-12-2A2A 1.802%, 01/19/2038(c) 1 mo. USD LIBOR + 0.190%	197,672
	JP Morgan Chase Commercial Mortgage Securities Trust
1,681,247	Series 2016-JP2-XA 1.920%, 08/15/2049(d)(i)	94,411
	JPMDB Commercial Mortgage Securities Trust
189,249	Series 2017-C5-XA 1.041%, 03/15/2050(d)(i)	5,933
	Residential Accredit Loans, Inc. Trust
372,917	Series 2006-QO6-A1 1.984%, 06/25/2046(c) 1 mo. USD LIBOR + 0.360%	94,577
	Taubman Centers Commercial Mortgage Trust
230,000	Series 2022-DPM-C 5.056%, 05/15/2037(b)(c) TSFR1M + 3.777%	221,601

Principal Amount^		Value
	Wells Fargo Commercial Mortgage Trust
$ 920,544	Series 2016-BNK1-XA 1.860%, 08/15/2049(d)(i)	$50,530

TOTAL MORTGAGE-BACKED SECURITIES (Cost $5,187,926)		4,895,578

MUNICIPAL BOND: 0.0%

Indiana: 0.0%
	Knox County Industry Economic Development Revenue
5,000	Series B 5.900%, 04/01/2034	4,973

TOTAL MUNICIPAL BOND (Cost $4,709)		4,973

SHORT-TERM INVESTMENTS: 4.4%

Shares

MONEY MARKET FUND: 1.7%
2,011,735	State Street Institutional Treasury Money Market Fund - Premier Class, 1.040%(j)	2,011,735

TOTAL MONEY MARKET FUND (Cost $2,011,735)		2,011,735

Principal Amount^

REPURCHASE AGREEMENTS: 2.7%
3,220,136	Fixed Income Clearing Corp. 0.240%, 6/30/2022, due 07/01/2022 [collateral: par value $3,297,600 U.S. Treasury Notes, 2.875% -3.000%, due 06/30/2024 -06/15/2025, value $3,284,865] (proceeds $3,220,157)	3,220,136

TREASURY BILL: 0.0%
	United States Treasury Bill
50,000	1.475%, 08/25/2022(h)	49,887

TOTAL TREASURY BILL (Cost $49,952)		49,887

TOTAL SHORT-TERM INVESTMENTS (Cost $5,281,823)		5,281,758

TOTAL PURCHASED OPTIONS (Premiums paid $84,680): 0.1%		80,708

TOTAL INVESTMENTS (Cost: $131,952,536): 104.0%		122,615,472

Liabilities in Excess of Other Assets: (4.0)%		(4,703,482)

NET ASSETS: 100.0%		$117,911,990

Percentages are stated as a percent of net assets.

CDOR	Canadian Dollar Offered Rate
CLO	Collateralized Loan Obligation

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	105

iMGP High Income Alternatives Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2022 (Unaudited) (Continued)

CMT	Constant Maturity Treasury Index
ETF	Exchange-Traded Fund
LIBOR	London Interbank Offered Rate
L.P.	Limited Partnership
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate
*	Non-Income Producing Security.
^	The principal amount is stated in U.S. Dollars unless otherwise indicated.
(a)	Perpetual Call.
(b)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under Securities Act of 1933.

(c)	Floating Interest Rate at June 30, 2022.
(d)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect at June 30, 2022.
(e)	Coupon increases periodically based upon a predetermined schedule. Stated interest rate in effect at June 30, 2022.
(f)

This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which will be adjusted on settlement date.

(g)	Security is valued using significant unobservable inputs in good faith in accordance with procedures approved by the Board of Trustees.
(h)

Securities with an aggregate fair value of $7,235,099 have been pledged as collateral for options, total return swaps, credit default swaps, interest rate swaps, securities sold short and futures positions.

(i)	Interest Only security. Security with a notional or nominal principal amount.
(j)	The rate disclosed is the 7 day net yield as of June 30, 2022.

CURRENCY ABBREVIATIONS:

CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
USD	U.S. Dollar

UNFUNDED LOAN COMMITMENTS—At June 30, 2022, the Fund had unfunded loan commitments which could be extended at the option of the borrowers, pursuant to the following agreements:

Borrower	Principal Amount	Current Value	Unrealized Gain (Loss)
Seaport Financing LLC, 0.500%, 10/31/2023	$100,000	$98,180	$(1,820)
Higginbotham Insurance Agency, Inc., 1.000%, 11/25/2026	40,393	39,950	(443)
MB2 Dental Solutions, LLC, 1.000%, 01/29/2027	6,706	6,639	(67)
Service Logic Acquisition, Inc, 4.000%, 10/29/2027	5,075	4,840	(235)
NFM & J, L.P., 1.000%, 11/30/2027	21,695	21,481	(214)
SCP Eye Care Services LLC, 4.500%, 03/16/2028	13,353	12,785	(568)
Eisner Advisory Group LLC, 5.250%, 07/28/2028	81,818	76,909	(4,909)
Pro Mach Group, Inc., 4.000%, 08/31/2028	4,749	4,492	(257)
Athenahealth, Inc., 3.500%, 02/15/2029	61,594	56,898	(4,696)
TOTAL		$322,174	$(13,209)

SCHEDULE OF INVESTMENTS IN PURCHASED OPTIONS at June 30, 2022 (Unaudited)
Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Fair Value	Premiums Paid	Unrealized Appreciation/ (Depreciation)
INDEX OPTIONS
Put
S&P 500 Index	Morgan Stanley & Co.	$4,000.00	4/21/2023	2	$757,076	$80,490	$47,605	$32,885

INTEREST RATE SWAPTIONS
Call
Two Year Ten Year USD Constant Maturity Swaption	Bank of America N.A.	0.40	7/29/2022	9,000,000	$9,000,000	143	20,810	(20,667)
Two Year Ten Year USD Constant Maturity Swaption	Goldman Sachs International	0.61	7/29/2022	4,100,000	4,100,000	6	5,945	(5,939)
Two Year Ten Year USD Constant Maturity Swaption	Morgan Stanley & Co.	0.40	7/29/2022	4,300,000	4,300,000	69	10,320	(10,251)

Total						218	37,075	(36,857)

Total Purchased Options						$80,708	$84,680	$(3,972)

The accompanying notes are an integral part of these financial statements.

106	Litman Gregory Funds Trust

iMGP High Income Alternatives Fund

SCHEDULE OF INVESTMENTS IN FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS at June 30, 2022 (Unaudited)

At June 30, 2022, the Fund had the following forward foreign currency exchange contracts:

						Asset Derivatives	Liability Derivatives
Counterparty	Settlement Date	Fund Receiving	U.S. $ Value at June 30, 2022	Fund Delivering	U.S. $ Value at June 30, 2022	Unrealized Appreciation	Unrealized Depreciation
Barclays Bank Plc	7/15/2022	USD	$183,321	EUR	$183,316	$5	$—
	7/15/2022	USD	103,490	GBP	103,403	87	—
Goldman Sachs International	7/15/2022	USD	143,909	CAD	143,727	182	—

			$430,720		$430,446	$274	$—

SCHEDULE OF INVESTMENTS IN FUTURES CONTRACTS at June 30, 2022 (Unaudited)
Description	Number of Contracts	Notional Amount	Notional Value	Expiration Date	Unrealized Appreciation/ (Depreciation)
Futures Contracts – Long
10YR U.S. Treasury Notes	10	1,192,131	$1,185,313	9/21/2022	$(6,818)

Total Long					$(6,818)

Futures Contracts – Short
5YR U.S. Treasury Notes	(10)	(1,131,694)	$(1,122,500)	9/30/2022	$9,194

Total Short					$9,194

Total Futures Contracts					$2,376

SCHEDULE OF INVESTMENTS IN SWAPS at June 30, 2022 (Unaudited)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS
		Rates Exchanged
Notional Amount	Maturity Date	Payment Received	Payment Made	Periodic Payment Frequency	Fair Value	Upfront Payment Made (Received)	Unrealized Appreciation/ (Depreciation)
$ 150,000	3/11/2032	1 Day SOFR	1.779%	Annually	$(19,800)	$301	$(20,101)

SCHEDULE OF INVESTMENTS IN WRITTEN OPTIONS at June 30, 2022 (Unaudited)
Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Fair Value	Premiums Received	Unrealized Appreciation/ (Depreciation)
INDEX OPTIONS
Put
Russell 2000 Index	UBS Securities LLC	$1,670.00	7/1/2022	(1)	$(170,799)	$(320)	$(3,889)	$3,569
Russell 2000 Index	UBS Securities LLC	1,690.00	7/1/2022	(4)	(683,196)	(5,000)	(15,876)	10,876
Russell 2000 Index	UBS Securities LLC	1,670.00	7/8/2022	(1)	(170,799)	(1,674)	(4,629)	2,955
Russell 2000 Index	UBS Securities LLC	1,690.00	7/8/2022	(4)	(683,196)	(10,272)	(18,746)	8,474
Russell 2000 Index	UBS Securities LLC	1,690.00	7/15/2022	(3)	(512,397)	(11,400)	(16,347)	4,947
Russell 2000 Index	UBS Securities LLC	1,750.00	7/15/2022	(2)	(341,598)	(12,490)	(10,458)	(2,032)
Russell 2000 Index	UBS Securities LLC	1,645.00	7/22/2022	(1)	(170,799)	(2,822)	(4,499)	1,677
Russell 2000 Index	UBS Securities LLC	1,670.00	7/22/2022	(4)	(683,196)	(15,456)	(23,996)	8,540
Russell 2000 Index	UBS Securities LLC	1,710.00	7/29/2022	(1)	(170,799)	(6,708)	(4,729)	(1,979)
S&P 500 Index	UBS Securities LLC	3,695.00	7/1/2022	(3)	(1,135,614)	(756)	(20,435)	19,679
S&P 500 Index	UBS Securities LLC	3,665.00	7/8/2022	(3)	(1,135,614)	(6,015)	(24,357)	18,342

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	107

iMGP High Income Alternatives Fund

SCHEDULE OF INVESTMENTS IN WRITTEN OPTIONS at June 30, 2022 (Unaudited) (Continued)

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Fair Value	Premiums Received	Unrealized Appreciation/ (Depreciation)
S&P 500 Index	UBS Securities LLC	$3,675.00	7/8/2022	(1)	$(378,538)	$(2,170)	$(7,281)	$5,111
S&P 500 Index	UBS Securities LLC	3,690.00	7/8/2022	(6)	(2,271,228)	(16,920)	(48,424)	31,504
S&P 500 Index	UBS Securities LLC	3,810.00	7/8/2022	(2)	(757,076)	(14,016)	(15,826)	1,810
S&P 500 Index	UBS Securities LLC	3,665.00	7/15/2022	(1)	(378,538)	(3,530)	(9,452)	5,922
S&P 500 Index	UBS Securities LLC	3,695.00	7/15/2022	(11)	(4,163,918)	(56,430)	(105,381)	48,951
S&P 500 Index	UBS Securities LLC	3,815.00	7/15/2022	(2)	(757,076)	(18,840)	(18,638)	(202)
S&P 500 Index	UBS Securities LLC	3,585.00	7/22/2022	(4)	(1,514,152)	(14,200)	(37,916)	23,716
S&P 500 Index	UBS Securities LLC	3,665.00	7/22/2022	(6)	(2,271,228)	(32,160)	(64,254)	32,094
S&P 500 Index	UBS Securities LLC	3,675.00	7/22/2022	(4)	(1,514,152)	(22,384)	(38,796)	16,412
S&P 500 Index	UBS Securities LLC	3,595.00	7/29/2022	(2)	(757,076)	(10,364)	(20,018)	9,654
S&P 500 Index	UBS Securities LLC	3,710.00	7/29/2022	(3)	(1,135,614)	(25,356)	(22,587)	(2,769)
S&P 500 Index	UBS Securities LLC	3,805.00	7/29/2022	(6)	(2,271,228)	(74,400)	(46,832)	(27,568)

Total Written Options						$(363,683)	$(583,366)	$219,683

The accompanying notes are an integral part of these financial statements.

108	Litman Gregory Funds Trust

iMGP Dolan McEniry Corporate Bond Fund

Year to date through June, the iMGP Dolan McEniry Corporate Bond Fund had a loss of 9.06% versus the Bloomberg U.S. Intermediate Credit benchmark’s decline of 8.52%.

Performance as of June 30, 2022
	Average Annual Total Returns
	Year to Date	One Year	Three Year	Since Inception (9/28/2018)
iMGP Dolan McEniry Corporate Bond Inst.	-9.06%	-9.75%	-0.59%	1.31%
iMGP Dolan McEniry Corporate Bond Inv.	-9.14%	-9.92%	-0.91%	-0.31%
Bloomberg US Interm Credit TR USD	-8.52%	-8.96%	-0.14%	1.82%
Bloomberg US Agg Bond TR USD	-10.35%	-10.29%	-0.93%	1.27%
Morningstar US Fund Corporate Bond	-13.86%	-13.92%	-1.04%	1.35%

Past performance does not guarantee future results. Index performance is not illustrative of fund performance. An investment cannot be made directly in an index. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. To obtain the performance of the funds as of the most recently completed calendar month, please visit www.imgpfunds.com. The Advisor has contractually agreed to limit the expenses of the fund through April 30, 2023.

Gross Expenses: 0.96% and 1.31% for Institutional and Investor Classes. Net Expenses 0.70% and 1.05% for the Institutional and Investor classes.

Market Review

In the first half of the year, volatility and negative returns were seen in many equity and fixed-income markets. After years of historically low rates as a response to the COVID-19 pandemic, the Federal Reserve began to raise interest rates as a response to rising inflation. Additional volatility was spurred by geopolitical concerns and the impact that rising rates could have on economic activity. Despite the uncertainty, credit quality remains strong, and yields are substantially higher than they were at the start of the year. Dolan McEniry will continue to monitor markets for any opportunities that may arise.

During the year, Treasury rates increased, and the Treasury curve flattened. The 10-year U.S. Treasury yield increased from 1.51% to 3.02%, the 5-year yield increased from 1.26% to 3.04% and the 2-year yield increased from 0.74% to 2.96%.

Per Bloomberg data, spreads of corporate investment grade bonds widened 63 basis points during the quarter to an average option adjusted spread (“OAS”) of +155 basis points. The OAS of the Bloomberg Corporate High Yield Index widened 286 basis points to +569 basis points at quarter end.

Portfolio Commentary

On a relative basis, the iMGP Dolan McEniry Corporate Bond Fund underperformed the Bloomberg U.S. Credit Intermediate Index by 54 basis points. The fund’s underperformance was driven by its relative underperformance in corporate investment-grade and overexposure to high-yield as opposed to government-related securities. The yield curve positioning and duration had a minimal effect on relative performance versus the benchmark.

Outlook and Strategy

Dolan McEniry believes that client portfolios are positioned to provide reasonable absolute and relative returns going forward. Dolan McEniry’s core competence is credit analysis, and we focus on a company’s ability to generate generous amounts of free cash flow over time in relation to its indebtedness. Investment safety and risk mitigation are of primary importance as we continue to search for undervalued fixed income securities. As of June 30th, the iMGP Dolan McEniry Corporate Bond Fund had a +116 basis point yield premium and similar duration versus the Bloomberg U.S Intermediate Credit. We believe these stats will allow the portfolio to perform well versus the benchmarks over time.

Performance and Stats

	iMGP Dolan McEniry Corporate Bond Fund	Bloomberg U.S. Intermediate Credit
Yield to Worst	5.47%	4.31%
Yield to Maturity	5.48%	4.31%
Effective Duration	3.86 years	4.21 years
Average Coupon	4.20%	3.01%

Fund Summary	109

Attribution Commentary

Yield Curve and Duration: The yield curve positioning and duration had a minimal effect on the performance versus the benchmark.

Commentary

Through June, the iMGP Dolan McEniry Corporate Bond Fund underperformed the Bloomberg U.S. Credit Intermediate Index by 54 basis points. The fund’s underperformance was driven by its relative underperformance in corporate investment grade and overexposure to high yield as opposed to government related securities.

Security Selection

Top Performers	Bottom Performers
United Rentals Inc.	Qurate Retail Inc.
Fortune Brands Home & Security Inc.	Qorvo Inc.
KLA Corp.	Bloomin Brands Inc.

110	Litman Gregory Funds Trust

iMGP Dolan McEniry Corporate Bond Fund Value of Hypothetical $10,000.

The value of a hypothetical $10,000 investment in the iMGP Dolan McEniry Corporate Bond from September 28, 2018 to June 30, 2022 compared with the Bloomberg US Credit Intermediate Bond Index and Morningstar US Corporate Bond Category.

The hypothetical $10,000 investment at fund inception includes changes due to share price and reinvestment of dividends and capital gains. The chart does not imply future performance. Indexes are unmanaged, do not incur fees, expenses or taxes, and cannot be invested in directly.

Performance quoted does not include a deduction for taxes that a shareholder would pay on the redemption of fund shares.

Fund Summary	111

iMGP Dolan McEniry Corporate Bond Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2022 (Unaudited)

Principal Amount^		Value

CORPORATE BONDS: 98.3%

Basic Materials: 2.0%
	Steel Dynamics, Inc.
$918,000	2.400%, 06/15/2025	$870,108
679,000	5.000%, 12/15/2026	674,225

		1,544,333

Communications: 18.3%
	AMC Networks, Inc.
228,000	5.000%, 04/01/2024	220,435
1,833,000	4.750%, 08/01/2025	1,692,685
582,000	4.250%, 02/15/2029	473,520
	AT&T, Inc.
143,000	3.800%, 02/15/2027	140,403
1,516,000	4.250%, 03/01/2027	1,515,610
403,000	4.100%, 02/15/2028	396,264
	Discovery Communications LLC
2,102,000	3.950%, 03/20/2028	1,964,080
	Lumen Technologies, Inc.
2,303,000	7.500%, 04/01/2024	2,277,091
	Motorola Solutions, Inc.
77,000	4.000%, 09/01/2024	76,790
1,396,000	4.600%, 02/23/2028	1,353,671
	TEGNA, Inc.
2,337,000	4.625%, 03/15/2028	2,198,475
	Verizon Communications, Inc.
1,899,000	4.125%, 03/16/2027	1,897,392

		14,206,416

Consumer, Cyclical: 7.6%
	Bloomin’ Brands, Inc. / OSI Restaurant Partners LLC
1,895,000	5.125%, 04/15/2029(a)	1,610,939
	Boyd Gaming Corp.
602,000	4.750%, 12/01/2027	547,549
	Dollar Tree, Inc.
747,000	4.000%, 05/15/2025	743,678
1,123,000	4.200%, 05/15/2028	1,093,869
	QVC, Inc.
198,000	4.850%, 04/01/2024	185,434
281,000	4.450%, 02/15/2025	250,624
1,844,000	4.750%, 02/15/2027	1,459,775

		5,891,868

Consumer, Non-cyclical: 25.8%
	Altria Group, Inc.
1,823,000	4.400%, 02/14/2026	1,796,696
224,000	4.800%, 02/14/2029	213,532
	Block Financial LLC
2,315,000	2.500%, 07/15/2028	2,023,699
	Conagra Brands, Inc.
1,044,000	4.300%, 05/01/2024	1,049,483
654,000	4.600%, 11/01/2025	659,401
	Global Payments, Inc.
630,000	2.650%, 02/15/2025	602,475
1,283,000	4.800%, 04/01/2026	1,287,457
	HCA, Inc.
775,000	5.375%, 09/01/2026	769,800
1,182,000	5.625%, 09/01/2028	1,164,967

Principal Amount^		Value

Consumer, Non-cyclical (continued)
	Kraft Heinz Foods Co.
$ 939,000	3.000%, 06/01/2026	$887,328
1,312,000	3.875%, 05/15/2027	1,271,790
	Molson Coors Beverage Co.
2,077,000	3.000%, 07/15/2026	1,957,486
	Reynolds American, Inc.
2,042,000	4.450%, 06/12/2025	2,034,410
	Service Corp. International
1,499,000	4.625%, 12/15/2027	1,411,526
531,000	5.125%, 06/01/2029	502,496
	United Rentals North America, Inc.
962,000	5.500%, 05/15/2027	944,973
	Verisk Analytics, Inc.
792,000	4.000%, 06/15/2025	787,185
	Zimmer Biomet Holdings, Inc.
730,000	3.050%, 01/15/2026	702,510

		20,067,214

Financial: 8.2%
	American Tower Corp.
799,000	4.000%, 06/01/2025	791,919
1,390,000	3.375%, 10/15/2026	1,317,085
	SBA Communications Corp.
962,000	3.875%, 02/15/2027	878,888
1,594,000	3.125%, 02/01/2029	1,308,539
	Trinity Acquisition Plc
715,000	4.400%, 03/15/2026	708,512
	Willis North America, Inc.
230,000	3.600%, 05/15/2024	226,891
1,217,000	4.500%, 09/15/2028	1,171,512

		6,403,346

Industrial: 15.5%
	Allegion US Holding Co., Inc.
1,187,000	3.200%, 10/01/2024	1,160,104
1,149,000	3.550%, 10/01/2027	1,059,139
	Carlisle Cos., Inc.
336,000	3.500%, 12/01/2024	332,829
1,839,000	3.750%, 12/01/2027	1,755,224
	Carrier Global Corp.
2,225,000	2.493%, 02/15/2027	2,028,968
	Fortune Brands Home & Security, Inc.
758,000	4.000%, 09/21/2023	761,195
284,000	4.000%, 06/15/2025	280,735
	TransDigm, Inc.
1,201,000	5.500%, 11/15/2027	1,020,322
	Trimble, Inc.
1,684,000	4.900%, 06/15/2028	1,646,043
	Westinghouse Air Brake Technologies Corp.
974,000	4.400%, 03/15/2024	976,982
1,105,000	4.950%, 09/15/2028	1,070,157

		12,091,698

Technology: 20.9%
	Broadcom Corp. / Broadcom Cayman Finance Ltd.
1,569,000	3.875%, 01/15/2027	1,513,127
	Broadcom, Inc.
363,000	3.459%, 09/15/2026	348,758
	CA, Inc.
231,000	4.700%, 03/15/2027	223,125

The accompanying notes are an integral part of these financial statements.

112	Litman Gregory Funds Trust

iMGP Dolan McEniry Corporate Bond Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2022 (Unaudited) (Continued)

Principal Amount^		Value

CORPORATE BONDS (CONTINUED)

Technology (continued)
	CDK Global, Inc.
$ 997,000	4.875%, 06/01/2027	$974,364
1,248,000	5.250%, 05/15/2029(a)	1,230,709
	CDW LLC / CDW Finance Corp.
256,000	5.500%, 12/01/2024	257,382
564,000	4.125%, 05/01/2025	548,975
1,322,000	4.250%, 04/01/2028	1,197,534
228,000	3.250%, 02/15/2029	192,560
	HP, Inc.
1,847,000	3.000%, 06/17/2027	1,711,835
	Microchip Technology, Inc.
1,977,000	4.250%, 09/01/2025	1,929,536
	Oracle Corp.
2,447,000	2.300%, 03/25/2028	2,111,348
	Qorvo, Inc.
2,281,000	4.375%, 10/15/2029	2,009,242
	Western Digital Corp.
2,113,000	4.750%, 02/15/2026	2,016,975

		16,265,470

TOTAL CORPORATE BONDS (Cost $85,410,379)		76,470,345

TOTAL INVESTMENTS (Cost: $85,410,379): 98.3%		76,470,345

Other Assets in Excess of Liabilities: 1.7%		1,311,103

NET ASSETS: 100.0%		$77,781,448

Percentages are stated as a percent of net assets.

^	The principal amount is stated in U.S. Dollars unless otherwise indicated.
(a)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under Securities Act of 1933.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	113

iMGP DBi Managed Futures Strategy ETF

The iMGP DBi Managed Futures Strategy ETF gained 26.24% at NAV and 25.60% at market price versus the benchmark SG CTA Index’s 21.14% and the Morningstar US Fund Systematic Trend category return of 15.94% for the first half of 2022.

Performance as of June 30, 2022
	Average Annual Total Returns
	Year to Date	One Year	Three Year	Since Inception (5/7/2019)
iMGP DBi Managed Futures Strategy ETF (NAV)	26.24%	25.04%	15.03%	15.25%
iMGP DBi Managed Futures Strategy ETF (Price)	25.60%	25.49%	15.37%	15.58%
SG CTA	21.14%	20.74%	10.40%	10.34%
US Fund Systematic Trend	15.94%	14.34%	7.73%	7.78%

Past performance does not guarantee future results. Index performance is not illustrative of fund performance. An investment cannot be made directly in an index. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. To obtain the performance of the funds as of the most recently completed calendar month, please visit www.imgpfunds.com.

Semi-Annual Review

In our 1Q22 commentary, we wrote that three major macro regime shifts—inflation, monetary tightening and Cold War 2.0—were in the early stages and had created “unprecedented” risks. Those macroeconomic headwinds began to play out in earnest during the second quarter. Fed tightening kicked into gear: two-year Treasury yields ended the quarter at around 3%—4x the level on January 1 and 11x a year prior. Equities—surprisingly resilient during Q1—fell into a true bear market, and frothier areas of the market—disruptive tech, crypto—plunged. A stunning fall in the Japanese yen and Euro relative to the dollar rekindled memories of macro trading opportunities that were largely absent in the late 2010s. By quarter end, investors were focused on second order effects of this regime shift, such as the likelihood that rate hikes would cause a severe recession that would, in turn, limit further rate hikes and destroy demand for commodities. We believe that we are in the midst of a period of uncertainty that will take years, not quarters, to resolve. Continuing a pattern of the past several years, some hedge funds soared (CTAs, macro, value) while others were pummeled (tech, healthcare, crypto)—yet overall, hedge funds have performed very respectably relative to traditional assets by recognizing early the headwinds above.

Portfolio Positioning

During the quarter, the Fund rose 13.3% while the S&P 500 and Bloomberg US Aggregate were down -16.1% and -4.7%, respectively. Since inception, the Fund has delivered 15.6% and 14.8% per annum of alpha relative to the S&P 500 and the Bloomberg US Aggregate, respectively. Performance this year reinforces the importance of having a diversifer in traditional 60/40 portfolios. During the quarter, the Fund has profited from short positions in the Japanese yen (slower rate hikes) and the Euro (slower rate hikes and Ukraine spillover), and short positions in Treasuries (inflation). Net short positions in equities and long positions in commodities also contributed to performance. By quarter end, the portfolio remained short equities, long the USD against the yen and Euro, long crude oil but short gold, and with reduced exposure to rising rates.

Portfolio Characteristics

Net Asset Class Exposure (%)

US Equities	-11%
International Developed Equities	-4%
Emerging Market Equities	-8%
Currencies	-63%
Commodities	11%
Fixed Income	-61%

Top 5 Holdings

JPY/USD	-50%
Crude Oil	16%
2 Yr Treasury	-15%
Eurodollar	-15%
EUR/USD	-13%

114	Litman Gregory Funds Trust

iMGP DBi Managed Futures ETF Value of Hypothetical $10,000

The value of a hypothetical $10,000 investment in the iMGP DBi Managed Futures ETF from April 30, 2019 to June 30, 2022 compared with the SG CTA Index and Morningstar US Systematic Trend Category.

The hypothetical $10,000 investment at fund inception includes changes due to share price and reinvestment of dividends and capital gains. The chart does not imply future performance. Indexes are unmanaged, do not incur fees, expenses or taxes, and cannot be invested in directly.

Performance quoted does not include a deduction for taxes that a shareholder would pay on the redemption of fund shares.

Fund Summary	115

iMGP DBi Managed Futures Strategy ETF

CONSOLIDATED SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2022 (Unaudited)

TOTAL INVESTMENTS (Cost: $0): 0.0%	0

Other Assets in Excess of Liabilities: 100.0%	332,973,092

NET ASSETS: 100.0%	$332,973,092

The accompanying notes are an integral part of these financial statements.

116	Litman Gregory Funds Trust

iMGP DBi Managed Futures Strategy ETF

CONSOLIDATED SCHEDULE OF INVESTMENTS IN FUTURES CONTRACTS at June 30, 2022 (Unaudited)(a)

Description	Number of Contracts	Notional Amount	Notional Value	Expiration Date	Unrealized Appreciation/ (Depreciation)
Futures Contracts – Long
WTI Crude Futures(b)	521	53,293,958	$53,715,100	8/22/2022	$421,142

Total Long					$421,142

Futures Contracts – Short
30 Day Federal Funds Futures	(103)	(41,748,372)	$(41,714,045)	10/31/2022	$34,327
90-day Euro-Dollar Futures	(204)	(49,112,963)	(49,421,550)	12/18/2023	(308,587)
Euro FX Currency Futures	(342)	(45,244,081)	(45,049,950)	9/19/2022	194,131
Gold 100 Oz Futures(b)	(95)	(17,416,842)	(17,169,350)	8/29/2022	247,492
Japanese Yen Currency Futures	(1,809)	(168,962,608)	(167,682,994)	9/19/2022	1,279,614
MSCI EAFE Index Futures	(132)	(12,230,953)	(12,253,560)	9/16/2022	(22,607)
MSCI Emerging Market Index	(559)	(28,367,329)	(28,025,465)	9/16/2022	341,864
S&P 500 E-Mini Index Futures	(204)	(38,284,957)	(38,652,900)	9/16/2022	(367,943)
U.S. Treasury 10-Year Note Futures	(92)	(10,668,835)	(10,904,875)	9/21/2022	(236,040)
U.S. Treasury 10-Year Ultra Note Futures	(84)	(10,416,442)	(10,699,500)	9/21/2022	(283,058)
U.S. Treasury 2-Year Note Futures	(237)	(49,755,003)	(49,773,703)	9/30/2022	(18,700)
U.S. Treasury Bonds 20 Year Bond Futures	(160)	(21,499,328)	(22,180,000)	9/21/2022	(680,672)
U.S. Treasury Ultra-Long Bond Futures	(140)	(20,909,601)	(21,608,125)	9/21/2022	(698,524)

Total Short					$(518,703)

Total Futures Contracts					$(97,561)

(a)	Societe Generale is the counterparty for all Open Futures Contracts held by the Fund and the iMGP DBi Cayman Managed Futures Subsidiary at June 30, 2022.
(b)	Contract held by the iMGP DBi Cayman Managed Futures Subsidiary.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	117

iMGP DBi Hedge Strategy ETF

The iMGP DBi Hedge Strategy ETF fell 6.02% at NAV and 6.07% at market versus the Morningstar US Fund Long Short Category benchmark’s loss of 9.65% in the first half of 2022.

Performance as of June 30, 2022	Year to Date Return	One-Year	Average Annual Total Return Since Inception (12/19/2019)
iMGP DBi Hedge Strategy ETF (NAV)	-6.02%	-6.42%	8.16%
iMGP DBi Hedge Strategy ETF (Price)	-6.07%	-6.42%	8.08%
Morningstar US Fund Long-Short Equity	-9.65%	-6.58%	2.90%

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain standardized performance of the funds, and performance as of the most recently completed calendar month, please visit www.imgpfunds.com.

2022 Semi-Annual Review

In our 1Q22 commentary, we wrote that three major macro regime shifts—inflation, monetary tightening and Cold War 2.0—were in the early stages and had created “unprecedented” risks. Those macroeconomic headwinds began to play out in earnest during the second quarter. Fed tightening kicked into gear: two-year Treasury yields ended the quarter at around 3%—4x the level on January 1 and 11x a year prior. Equities—surprisingly resilient during Q1—fell into a true bear market, and frothier areas of the market—disruptive tech, crypto—plunged. A stunning fall in the Japanese yen and Euro relative to the dollar rekindled memories of macro trading opportunities that were largely absent in the late 2010s. By quarter end, investors were focused on second order effects of this regime shift, such as the likelihood that rate hikes would cause a severe recession that would, in turn, limit further rate hikes and destroy demand for commodities. We believe that we are in the midst of a period of uncertainty that will take years, not quarters, to resolve. Continuing a pattern of the past several years, some hedge funds soared (CTAs, macro, value) while others were pummeled (tech, healthcare, crypto)—yet overall, hedge funds have performed very respectably relative to traditional assets by recognizing early the headwinds above.

Portfolio Positioning

Value centric small/mid cap and international developed markets outperformed large cap equities during the quarter which helped to contain losses. As the Federal Reserve continues to grapple with inflation by raising interest rates, the risk of a recession has started to take hold. The Fund has shifted within fixed income from an inflation trade to a recession trade by taking a long position in the long end of the Treasury curve. The Portfolio’s hedges in the US dollar (long) and Treasuries (short) helped to protect capital. Since inception, DBEH has outperformed the illiquid, higher-cost Target portfolio of hedge funds and has provided over 300 bps per annum of alpha with the client-friendly features of an ETF.

6/30/2022 Portfolio Characteristics

Net Asset Class Exposure (%)

US Equities	21%
International Developed Equities	14%
US Dollar	8%
Emerging Market Equities	-2%
Fixed Income	-70%

Top 5 Holdings

2 Yr Treasury	-36%
Eurodollar	-36%
EAFE	14%
S&P 400 Midcap	11%
Nasdaq	6%

118	Litman Gregory Funds Trust

iMGP DBi Hedge Strategy ETF Value of Hypothetical $10,000.

The value of a hypothetical $10,000 investment in the iMGP DBi Hedge Strategy ETF from November 30, 2019 to June 30, 2022 compared with the Morningstar US Fund Long Short Category.

The hypothetical $10,000 investment at fund inception includes changes due to share price and reinvestment of dividends and capital gains. The chart does not imply future performance. Indexes are unmanaged, do not incur fees, expenses or taxes, and cannot be invested in directly.

Performance quoted does not include a deduction for taxes that a shareholder would pay on the redemption of fund shares.

Fund Summary	119

iMGP DBi Hedge Strategy ETF

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2022 (Unaudited)

TOTAL INVESTMENTS (Cost: $0): 0.0%	$0

Other Assets in Excess of Liabilities: 100.0%	16,222,402

NET ASSETS: 100.0%	$16,222,402

Percentages are stated as a percent of net assets.

The accompanying notes are an integral part of these financial statements.

120	Litman Gregory Funds Trust

iMGP DBi Hedge Strategy ETF

SCHEDULE OF INVESTMENTS IN FUTURES CONTRACTS at June 30, 2022 (Unaudited)(a)

Description	Number of Contracts	Notional Amount	Notional Value	Expiration Date	Unrealized Appreciation/ (Depreciation)
Futures Contracts – Long
Russell 2000 E-mini Futures	8	682,872	$683,200	9/16/2022	$328
MSCI EAFE Index Futures	25	2,300,209	2,320,750	9/16/2022	20,541
Nasdaq 100 E-mini Futures	4	907,622	922,360	9/16/2022	14,738
S&P Mid Cap 400 E-mini Futures	8	1,825,293	1,814,400	9/16/2022	(10,893)
U.S. Dollar Index Futures	5	515,263	522,320	9/19/2022	7,057
U.S. Treasury Long Bond Futures	3	418,748	415,875	9/21/2022	(2,873)
U.S. Treasury Ultra Bond Futures	2	318,131	308,688	9/21/2022	(9,443)

Total Long					$19,455

Futures Contracts – Short
30 Day Federal Funds Futures	(1)	(407,281)	$(404,991)	10/31/2022	$2,290
90-day Euro-Dollar Futures	(24)	(5,765,160)	(5,814,300)	12/18/2023	(49,140)
British Pound Currency Futures	(1)	(78,241)	(76,244)	9/19/2022	1,997
Canadian Dollar Currency Futures	(1)	(78,797)	(77,700)	9/20/2022	1,097
Euro FX Currency Futures	(4)	(534,592)	(526,900)	9/19/2022	7,692
Japanese Yen Currency Futures	(1)	(93,585)	(92,694)	9/19/2022	891
MSCI Emerging Market Index	(8)	(402,440)	(401,080)	9/16/2022	1,360
U.S. Treasury 2-Year Note Futures	(28)	(5,912,457)	(5,880,437)	9/30/2022	32,020

Total Short					$(1,793)

Total Futures Contracts					$17,662

(a)	Mizuho Securities USA LLC is the counterparty for all Open Futures Contracts held by the Fund at June 30, 2022.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	121

iMGP RBA Responsible Global Allocation ETF (IRBA)

The iMGP RBA Responsible Global Allocation ETF outperformed its benchmark in the first half of 2022 (since its inception on 2/1/22), posting a NAV return of -11.61%, and a price return of -11.72% compared to a -13.35% return for its benchmark index (65% MSCI ACWI, 35% Bloomberg US Aggregate Bond Index) and a -11.32% return for the Morningstar World Allocation category.

(Note: IRBA launched on 2/1/22, so this semi-annual commentary is not for the full half year.)

Performance as of June 30, 2022	Three- Month	Since Inception (2/1/2022)
iMGP RBA Responsible Global Allocation ETF (NAV)	-10.03%	-11.61%
iMGP RBA Responsible Global Allocation ETF (Price)	-10.50%	-11.72%
65/35 Blend of MSCI ACWI & Bloomberg US Aggregate Bond Index	-11.90%	-13.35%
65/35 Blend of MSCI ACWI ESG Leaders & Bloomberg MSCI US Aggregate ESG Focus Index	-11.80%	-13.54%
Morningstar US Fund World Allocation	-10.55%	-11.32%

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Short term performance is not a good indication of the fund’s future performance and should not be the sole basis for investing in the fund. Performance data current to the most recent month end may be obtained by visiting www.imgpfunds.com.

Shares of any ETF are bought and sold at market price (not NAV), may trade at a discount or premium to NAV and are not individually redeemed from the Fund. Brokerage commissions will reduce returns.

Equity Positioning and Performance Attribution

The Strategy was overweight equity during the period, holding an average weight of 67.5% (2.5ppt overweight) in 1H22. The equity sleeve outperformed by 1.8% vs. the MSCI ACWI Index. This outperformance was driven by the underweights to long duration growth names in the tech, consumer discretionary, and communication services sectors as well as overweights to more defensive sectors such as consumer staples and health care. From a geographic perspective, overweighting the Japan market relative to ACWI was also accretive to returns. Our underweight to the energy sector detracted from performance for the half.

Fixed Income Positioning and Performance Attribution

The Strategy was underweight fixed income during the period, holding an average weight of 32.5% (2.5ppt underweight) in 1H22. The fixed income sleeve outperformed slightly by 0.5%. Overweighting investment grade and high yield corporates were the strongest themes for the half in the fixed income sleeve. Underweighting treasuries during the half detracted from performance. Our shorter duration corporate theme helped performance through the half.

Manager Outlook and Portfolio Positioning

RBA’s investment process remains focused on its three pillars of corporate profits, liquidity, and investor sentiment/valuation, all of which suggest that we remain in a weakening fundamental backdrop. Corporate profit growth continues to moderate and the Fed appears increasingly committed to tightening liquidity to rein in inflation. While deteriorating investor sentiment is reflected in lower valuations, significant portions of the market remain relatively expensive and US household equity allocations remain near all-time highs.

Despite today’s environment of heightened uncertainty surrounding the Russia/Ukraine conflict, tensions with China, Fed policy and fears of a recession, there is a high degree of certainty around two key market drivers. Regardless of the geopolitical backdrop, it seems very likely that (1) profits will continue to decelerate, and (2) the Fed will continue to tighten monetary policy.

Historically, there has been a reasonably high correlation between the Fed Funds rate and the profits cycle, i.e., interest rates rose as profits accelerated and fell as profits decelerated. That historical relationship implied monetary policy was a good ballast to economic and profits growth. There have been only a few periods when the Fed raised rates despite a decelerating profits cycle (e.g., 1989 and 2005). However, if RBA’s forecast for profits growth is on the correct (downward) path and the Fed continues to hike interest rates, investors might be faced with this relatively rare combination again. The matrix below shows the average S&P 500® quarterly return during the various combinations of Fed policy and profits growth. One can see that Fed tightening with decelerating profits has been the worst environment for S&P 500 quarterly returns on average (the orange quadrant).

122	Litman Gregory Funds Trust

Source: Richard Bernstein Advisors LLC.FRB, S&P Global, Bloomberg Finance L.P.

The following chart shows sector performance during periods when the profits cycle has historically decelerated. As one might expect, defensive sectors tend to outperform. That’s especially interesting because the current discussion among most investors seems to center on whether one should accentuate cyclicals or growth stocks, with little mention of traditional defensive sectors.

Consistent with this, and based on RBA’s proprietary indicators and analysis, RBA has been reducing overall portfolio risk and cyclicality (equity beta) while increasing exposure to higher quality and less economically sensitive investments.

Source: Richard Bernstein Advisors LLC.S&P Global, FTSE, Bloomberg Finance L.P. For Index descriptions see Index Descriptions at and of document. Dec. 2020 was the end of the last full profits deceleration cycle. Real Estate performance is proforma as it was not a stand alone sector until 9/30/16 and was included within the Financials Sector. We use the FTSE Nareit All Equity REITS Total Return Index as a proxy for its performance from 9/1989 through 10/2002 when the GICS Real Estate Industry Index performance becomes available for data from that point on. Communication Services was Telecom Services prior to GICS reclassification in 9/30/18.

Fund Summary	123

IRBA Portfolio Allocations as of June 30, 2022

Asset Class Exposures

U.S. Equities	38.4%
Non-U.S. Equities	27.4%
U.S. Fixed Income	25.5%
Non-U.S. Fixed Income	7.9%
Cash	0.8%

Total	100%

IRBA vs. Blended 65/35 Benchmark

	IRBA Weight	Benchmark Weight	Relative Weight
Equity	65.8%	65.0%	0.8%
Fixed Income	33.5%	35.0%	-1.5%
Cash	0.8%	0.0%	0.8%

Total	100%	100%	0.0%

IRBA Equity Region vs MSCI ACWI Net Index

	IRBA Weight	Benchmark Weight	Relative Weight
US	58.4%	61.7%	-3.4%
Canada	1.7%	3.1%	-1.5%
Europe	15.4%	11.0%	4.5%
United Kingdom	4.3%	3.3%	1.0%
Japan	8.8%	5.5%	3.4%
Asia ex-Japan	4.7%	3.3%	1.4%
Emerging Markets	6.8%	12.2%	-5.4%

Total	100%	100%	0.0%

IRBA Equity Sector vs MSCI ACWI Net Index

	IRBA Weight	Benchmark Weight	Relative Weight
Communication Services	5.0%	7.9%	-2.9%
Consumer Discretionary	7.3%	11.1%	-3.8%
Consumer Staples	12.5%	7.6%	4.9%
Energy	2.1%	5.0%	-2.8%
Financials	13.2%	14.5%	-1.3%
Health Care	16.3%	13.0%	3.3%
Industrials	13.0%	9.4%	3.6%
Information Technology	12.5%	20.9%	-8.3%
Materials	7.1%	4.8%	2.3%
Real Estate	7.5%	2.8%	4.7%
Utilities	3.6%	3.2%	0.4%

Total	100.0%	100.00%	0.00%

124	Litman Gregory Funds Trust

iMGP RBA Responsible Global Allocation ETF Value of Hypothetical $10,000.

The value of a hypothetical $10,000 investment in the iMGP RBA Responsible Global Allocation ETF from February 1, 2022 to June 30, 2022 compared with the Blended MSCI ACWI/Bloomberg US Aggregate Bond Index and Morningstar US Global Allocation Category.

The hypothetical $10,000 investment at fund inception includes changes due to share price and reinvestment of dividends and capital gains. The chart does not imply future performance. Indexes are unmanaged, do not incur fees, expenses or taxes, and cannot be invested in directly.

Performance quoted does not include a deduction for taxes that a shareholder would pay on the redemption of fund shares.

Fund Summary	125

iMGP RBA Responsible Global Allocation ETF

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2022 (Unaudited)

Shares		Value

EXCHANGE-TRADED FUNDS: 100.0%
6,948	iShares ESG Advanced MSCI EAFE ETF	$362,338
13,356	iShares ESG Aware 1-5 Year USD Corporate Bond ETF	321,746
8,526	iShares ESG Aware MSCI USA Small-Cap ETF	268,569
26,784	iShares ESG Aware US Aggregate Bond ETF	1,310,809
8,200	iShares ESG Aware USD Corporate Bond ETF	189,830
16,278	iShares MSCI Global Sustainable Development Goals	1,300,287
10,368	iShares Trust iShares ESG Aware MSCI EAFE ETF	650,696
39,600	Nuveen ESG Large-Cap Value ETF	1,321,848
7,848	Nuveen ESG Mid-Cap Value ETF	240,384
8,864	PIMCO Enhanced Short Maturity Active ESG ETF	872,957
5,932	Vanguard ESG International Stock ETF	290,905
16,308	WisdomTree US ESG Fund	664,197
6,336	XTrackers S&P 500 ESG ETF	216,374

TOTAL EXCHANGE-TRADED FUNDS (Cost $8,591,883)		8,010,940

TOTAL INVESTMENTS (Cost: $8,591,883): 100.0%		8,010,940

Other Assets in Excess of Liabilities: 0.0%		3,661

NET ASSETS: 100.0%		$8,014,601

Percentages are stated as a percent of net assets.

ETF	Exchange-Traded Fund

The accompanying notes are an integral part of these financial statements.

126	Litman Gregory Funds Trust

Litman Gregory Funds Trust

EXPENSE EXAMPLES – (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory fees, and other fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period shown and held for the entire period from January 1, 2022 to June 30, 2022.

Actual Expenses

For each Fund, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Fund, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line for each Fund of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value (1/1/22)	Ending Account Value (6/30/22)	Expenses Paid During Period* (1/1/22 to 6/30/22)	Expenses Ratio During Period* (1/1/22 to 6/30/22)
iMGP Equity Fund – Institutional Actual	$1,000.00	$728.70	$5.40	1.26%
iMGP Equity Fund – Institutional Hypothetical - (5% return before expenses)	$1,000.00	$1,018.55	$6.31	1.26%
iMGP International Fund – Institutional Actual	$1,000.00	$775.40	$4.97	1.13%
iMGP International Fund – Institutional Hypothetical - (5% return before expenses)	$1,000.00	$1,019.20	$5.66	1.13%
iMGP Oldfield International Value Fund – Institutional Actual	$1,000.00	$832.80	$4.27	0.94%
iMGP Oldfield International Value Fund – Institutional Hypothetical - (5% return before expenses)	$1,000.00	$1,020.14	$4.71	0.94%
iMGP SBH Focused Small Value Fund – Institutional Actual	$1,000.00	$802.20	$5.14	1.15%
iMGP SBH Focused Small Value Fund – Institutional Hypothetical - (5% return before expenses)	$1,000.00	$1,019.10	$5.76	1.15%
iMGP Alternative Strategies Fund – Institutional Actual	$1,000.00	$914.90	$6.46	1.36%
iMGP Alternative Strategies Fund – Investor Actual	$1,000.00	$913.80	$7.64	1.61%
iMGP Alternative Strategies Fund – Institutional Hypothetical - (5% return before expenses)	$1,000.00	$1,018.06	$6.81	1.36%
iMGP Alternative Strategies Fund – Investor Hypothetical - (5% return before expenses)	$1,000.00	$1,016.82	$8.05	1.61%
iMGP High Income Alternatives Fund – Institutional Actual	$1,000.00	$921.50	$4.67	0.98%
iMGP High Income Alternatives Fund – Institutional Hypothetical - (5% return before expenses)	$1,000.00	$1,019.94	$4.91	0.98%
iMGP Dolan McEniry Corporate Bond Fund – Institutional Actual	$1,000.00	$909.40	$3.31	0.70%
iMGP Dolan McEniry Corporate Bond Fund – Investor Actual	$1,000.00	$908.60	$4.97	1.05%
iMGP Dolan McEniry Corporate Bond Fund – Institutional Hypothetical - (5% return before expenses)	$1,000.00	$1,021.33	$3.51	0.70%
iMGP Dolan McEniry Corporate Bond Fund – Investor Hypothetical - (5% return before expenses)	$1,000.00	$1,019.59	$5.26	1.05%
iMGP DBi Managed Futures Strategy ETF – Actual	$1,000.00	$1,262.40	$4.99	0.89%
iMGP DBi Managed Futures Strategy ETF – Hypothetical - (5% return before expenses)	$1,000.00	$1,020.39	$4.46	0.89%

Expense Examples	127

	Beginning Account Value (1/1/22)	Ending Account Value (6/30/22)	Expenses Paid During Period* (1/1/22 to 6/30/22)	Expenses Ratio During Period* (1/1/22 to 6/30/22)
iMGP DBi Hedge Strategy ETF – Actual	$1,000.00	$939.80	$4.09	0.85%
iMGP DBi Hedge Strategy ETF – Hypothetical - (5% return before expenses)	$1,000.00	$1,020.58	$4.26	0.85%
iMGP RBA Responsible Global Allocation ETF** – Actual	$1,000.00	$883.90	$2.14	0.55%
iMGP RBA Responsible Global Allocation ETF** – Hypothetical - (5% return before expenses)	$1,000.00	$1,022.07	$2.76	0.55%

* Expenses are equal to the Funds’ annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year period (181), then divided by the number of days in the fiscal year (365) (to reflect the one-half-year period).

** Commenced operations on January 31, 2022.

128	Litman Gregory Funds Trust

Litman Gregory Funds Trust

STATEMENTS OF ASSETS AND LIABILITIES at June 30, 2022 – (Unaudited)

	Equity Fund	International Fund	Oldfield International Value Fund	SBH Focused Small Value Fund
ASSETS:
Investments in securities at cost	$145,045,995	$274,800,048	$23,824,958	$47,508,274
Repurchase agreements at cost	2,682,037	8,588,473	—	—

Total investments at cost	$147,728,032	$283,388,521	$23,824,958	$47,508,274

Investments in securities at value	$166,692,195	$236,595,268	$20,432,031	$47,645,096
Repurchase agreements at value	2,682,037	8,588,473	—	—

Total investments at value	$169,374,232	$245,183,741	$20,432,031	$47,645,096

Cash	293,965	12,607	844,178	2,196,757
Cash, denominated in foreign currency (cost of $373,927, $659,054, $105,598 and $0, respectively)	342,494	651,659	105,811	—
Receivables:
Foreign tax reclaims	35,368	2,367,197	58,865	—
Dividends and interest	59,904	118,456	—	43,524
Fund shares sold	12	1,824,023	1,985	13,056
Securities sold	112,279	958,958	60	40,163
Prepaid expenses	45,319	44,707	12,083	26,349

Total Assets	170,263,573	251,161,348	21,455,013	49,964,945

LIABILITIES:
Payables:
Advisory fees	141,383	188,539	6,606	24,530
Securities purchased	303,179	1,082,044	36,579	116,676
Fund shares redeemed	118,355	21,315	25,015	766
Foreign taxes withheld	28	7,807	—	—
Professional fees	9,840	10,299	515	11,644
Line of credit interest	10,259	1,775	—	—
Chief Compliance Officer fees	5,917	5,917	5,917	5,917
Accrued other expenses	293,011	405,311	69,591	130,056

Total Liabilities	881,972	1,723,007	144,223	289,589

NET ASSETS	$169,381,601	$249,438,341	$21,310,790	$49,675,356

Institutional Class:
Net Assets	$169,381,601	$249,438,341	$21,310,790	$49,675,356
Number of shares issued and outstanding (unlimited number of shares authorized, $0.01 par value)	12,365,955	16,498,158	2,194,765	4,168,557
Net asset value, offering price and redemption price per share	$13.70	$15.12	$9.71	$11.92

COMPONENTS OF NET ASSETS
Paid-in capital	$128,112,421	$297,751,751	$24,112,802	$50,442,310
Accumulated distributable earnings (deficit)	41,269,180	(48,313,410)	(2,802,012)	(766,954)

Net assets	$169,381,601	$249,438,341	$21,310,790	$49,675,356

The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities	129

Litman Gregory Funds Trust

STATEMENTS OF ASSETS AND LIABILITIES at June 30, 2022 – (Unaudited) – (Continued)

	Alternative Strategies Fund	High Income Alternatives Fund	Dolan McEniry Corporate Bond Fund
ASSETS:
Investments in securities at cost	$1,348,749,683	$128,732,400	$85,410,379
Repurchase agreements at cost	127,332,311	3,220,136	—

Total investments at cost	$1,476,081,994	$131,952,536	$85,410,379

Investments in securities at value	$1,223,854,048	$119,395,336	$76,470,345
Repurchase agreements at value	127,332,311	3,220,136	—

Total investments at value	$1,351,186,359	$122,615,472	$76,470,345

Cash	—	140,109	514,521
Cash, denominated in foreign currency (cost of $833,244, $0 and $0, respectively)	401,048	—	—
Deposits at brokers for securities sold short	3,857,474	—	—
Deposits at brokers for futures	425,000	—	—
Deposits at brokers for written options	1,533,664	—	—
Deposits at brokers for swaps	3,597,846	7,000	—
Receivables:
Securities sold	29,786,466	193,577	—
Dividends and interest	9,292,942	922,608	864,926
Fund shares sold	3,460,466	791,798	249,000
Foreign tax reclaims	283,039	1,570	—
Dividend and interest for swap resets	267,034	—	—
Advisory reimbursement	—	—	13,637
Variation margin - Futures	—	3,125	—
Net swap premiums paid	28,240	—	—
Unrealized gain on forward foreign currency exchange contracts	363,843	274	—
Unrealized gain on swaps	204,271	—	—
Prepaid expenses	135,805	14,352	1,031

Total Assets	1,404,823,497	124,689,885	78,113,460

LIABILITIES:
Written options (premium received, $66,928, $583,366 and $0, respectively)	72,217	363,683	—
Securities sold short (proceeds, $4,088,410, $0 and $0, respectively)	3,540,526	—	—
Deposits received from brokers for swaps	—	20,424	—
Payables:
Advisory fees	1,303,372	59,139	—
Securities purchased	11,239,812	5,095,053	—
Fund shares redeemed	11,189,263	840,310	35,227
Foreign taxes withheld	2,120	—	—
Trustees fees	—	—	117,584
Professional fees	44,819	14,476	15,979
Custodian for overdraft	1,913,896	—	—
Distributions payable	393,987	—	44,670
Line of credit interest	5,887	389	—
Dividend and interest for swap resets	35,887	—	—
Variation margin - Centrally Cleared Swaps	557,112	37,395	—
Variation margin - Futures	1,156,818	—	—
Short dividend	337	—	—
Chief Compliance Officer fees	5,917	5,917	5,917
Unrealized loss on unfunded loan commitment	—	13,209	—
Unrealized loss on forward foreign currency exchange contracts	66,562	—	—
Unrealized loss on swaps	158,073	—	—
Distribution fees payable for investor class (see Note 4)	13,462	—	8,582
Service fees payable for investor class (see Note 5)	—	—	6,649
Accrued other expenses	2,082,106	327,900	97,404

Total Liabilities	33,782,173	6,777,895	332,012

Commitments and Contingencies (See Note 8)
NET ASSETS	$1,371,041,324	$117,911,990	$77,781,448

The accompanying notes are an integral part of these financial statements.

130	Litman Gregory Funds Trust

Litman Gregory Funds Trust

STATEMENTS OF ASSETS AND LIABILITIES at June 30, 2022 – (Unaudited) – (Continued)

	Alternative Strategies Fund	High Income Alternatives Fund	Dolan McEniry Corporate Bond Fund
Institutional Class:
Net Assets	$1,307,986,107	$117,911,990	$76,456,846
Number of shares issued and outstanding (unlimited number of shares authorized, $0.01 par value)	123,473,089	12,679,797	7,994,734
Net asset value, offering price and redemption price per share	$10.59	$9.30	$9.56

Investor Class:
Net Assets	$63,055,217	$—	$1,324,602
Number of shares issued and outstanding (unlimited number of shares authorized, $0.01 par value)	5,937,972	—	138,581
Net asset value, offering price and redemption price per share	$10.62	$—	$9.56

COMPONENTS OF NET ASSETS
Paid-in capital	$1,491,674,528	$128,483,085	$87,378,066
Accumulated distributable earnings (deficit)	(120,633,204)	(10,571,095)	(9,596,618)

Net assets	$1,371,041,324	$117,911,990	$77,781,448

The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities	131

Litman Gregory Funds Trust

STATEMENTS OF ASSETS AND LIABILITIES at June 30, 2022 – (Unaudited) – (Continued)

	DBi Managed Futures Strategy ETF (Consolidated)	DBi Hedge Strategy ETF	RBA Responsible Global Allocation ETF
ASSETS:
Investments in securities at cost	$—	$—	$8,591,883

Total investments at cost	$—	$—	$8,591,883

Investments in securities at value	$—	$—	$8,010,940

Total investments at value	$—	$—	$8,010,940

Cash	301,358,918	15,440,470	44,959
Receivables:
Dividends	—	—	981
Variation margin - Futures	35,797,989	785,525	—

Total Assets	337,156,907	16,225,995	8,056,880

LIABILITIES:
Payables:
Advisory fees	172,077	3,593	3,168
Fund shares redeemed	4,011,738	—	—
Distributions payable	—	—	39,111

Total Liabilities	4,183,815	3,593	42,279

NET ASSETS	$332,973,092	$16,222,402	$8,014,601

Net Assets	$332,973,092	$16,222,402	$8,014,601
Number of shares issued and outstanding (unlimited number of shares authorized, $0.01 par value)	10,375,000	625,000	900,000
Net asset value, offering price and redemption price per share	$32.09	$25.96	$8.91

COMPONENTS OF NET ASSETS
Paid-in capital	$309,340,309	$17,323,840	$8,733,403
Accumulated distributable earnings (deficit)	23,632,783	(1,101,438)	(718,802)

Net assets	$332,973,092	$16,222,402	$8,014,601

The accompanying notes are an integral part of these financial statements.

132	Litman Gregory Funds Trust

Litman Gregory Funds Trust

STATEMENTS OF OPERATIONS For the Six Months Ended June 30, 2022 – (Unaudited)

	Equity Fund	International Fund	Oldfield International Value Fund	SBH Focused Small Value Fund
INVESTMENT INCOME:
Income
Dividends (net of foreign taxes withheld of $35,861, $578,659, $74,385 and $1,980, respectively)	$1,129,449	$4,187,262	$447,985	$295,097
Interest	441	—	—	—

Total income	1,129,890	4,187,262	447,985	295,097

Expenses
Advisory fees	1,161,450	1,598,900	85,606	285,878
Transfer agent fees	75,580	81,546	3,227	34,347
Fund accounting fees	39,796	35,433	5,553	15,447
Administration fees	25,244	28,973	1,500	17,597
Professional fees	24,813	30,142	9,573	11,948
Trustee fees	33,130	36,173	21,077	22,878
Custody fees	12,015	64,668	46,293	4,654
Reports to shareholders	26,526	28,214	1,488	10,733
Registration expense	11,669	12,230	11,912	13,436
Miscellaneous	5,765	6,691	—	684
Insurance expense	4,183	5,517	—	33
Dividend & interest expense	35,843	24,011	248	900
Chief Compliance Officer fees	5,917	5,917	5,917	5,917

Total expenses	1,461,931	1,958,415	192,394	424,452
Less: fees waived (see Note 3)	(131,767)	(322,888)	(77,437)	(95,692)

Net expenses	1,330,164	1,635,527	114,957	328,760

Net investment income (loss)	(200,274)	2,551,735	333,028	(33,663)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	16,467,111	2,824,685	223,997	(299,505)
Forward foreign currency exchange contracts	—	103,684	—	—
Foreign currency transactions	8,749	(85,595)	(18,164)	—

Net realized gain (loss)	16,475,860	2,842,774	205,833	(299,505)

Net change in unrealized appreciation/depreciation on:
Investments	(82,827,284)	(79,733,967)	(4,814,485)	(12,002,915)
Forward foreign currency exchange contracts	—	17,619	—	—
Foreign currency transactions	(27,892)	(199,676)	(3,890)	—

Net change in unrealized appreciation/depreciation	(82,855,176)	(79,916,024)	(4,818,375)	(12,002,915)

Net realized and unrealized gain (loss) on investments, forward foreign currency exchange contracts, and foreign currency transactions	(66,379,316)	(77,073,250)	(4,612,542)	(12,302,420)

Net decrease in net assets resulting from operations	$(66,579,590)	$(74,521,515)	$(4,279,514)	$(12,336,083)

The accompanying notes are an integral part of these financial statements.

Statements of Operations	133

Litman Gregory Funds Trust

STATEMENTS OF OPERATIONS For the Six Months Ended June 30, 2022 – (Unaudited) – (Continued)

	Alternative Strategies Fund	High Income Alternatives Fund	Dolan McEniry Corporate Bond Fund
INVESTMENT INCOME:
Income
Dividends (net of foreign taxes withheld of $120,655, $0 and $0, respectively)	$3,209,256	$117,921	$—
Interest (net of interest taxes withheld of $0, $273 and $0, respectively)	28,891,824	2,367,053	1,071,309

Total income	32,101,080	2,484,974	1,071,309

Expenses
Advisory fees	10,564,583	556,148	216,518
Transfer agent fees	435,506	35,250	61,088
Fund accounting fees	137,927	55,172	—
Administration fees	126,209	13,617	71,690
Professional fees	155,226	22,223	20,196
Trustee fees	91,734	24,489	151,928
Custody fees	371,615	48,068	8,697
Reports to shareholders	57,683	5,667	2,987
Registration expense	31,642	11,684	25,519
Miscellaneous	33,458	1,154	—
Insurance expense	25,978	1,417	1,926
Dividend & interest expense	282,199	1,444	7,977
Chief Compliance Officer fees	5,917	5,917	5,917
Distribution fees for investor class (see Note 4)	87,378	— [1]	2,557
Service fees for investor class (see Note 5)	—	—	1,022

Total expenses	12,407,055	782,250	578,022
Less: fees waived (see Note 3)	(2,073,676)	(208,537)	(271,318)

Net expenses	10,333,379	573,713	306,704

Net investment income	21,767,701	1,911,261	764,605

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments, excluding purchased options	(11,273,405)	54,294	(492,909)
Purchased options	(503,227)	—	—
Short sales	(6,824,660)	—	—
Written options	85,216	(1,586,685)	—
Forward foreign currency exchange contracts	1,932,227	44,816	—
Foreign currency transactions	(15,607)	(1,195)	—
Futures	13,189,871	46,218	—
Swap contracts	18,864,636	(879)	—

Net realized gain (loss)	15,455,051	(1,443,431)	(492,909)

Net change in unrealized appreciation/depreciation on:
Investments, excluding purchased options	(191,768,229)	(10,187,267)	(8,677,341)
Purchased options	26,337	5,305	—
Unfunded loan commitment	—	(11,568)	—
Short sales	16,265,906	—	—
Written options	21,233	72,555	—
Forward foreign currency exchange contracts	464,140	(10,552)	—
Foreign currency transactions	(436,095)	744	—
Futures	(3,402,463)	10,765	—
Swap contracts	6,497,380	(20,101)	—

Net change in unrealized appreciation/depreciation	(172,331,791)	(10,140,119)	(8,677,341)

Net realized and unrealized gain (loss) on investments, purchased options, unfunded loan commitment, short sales, written options, forward foreign currency exchange contracts, foreign currency transactions, futures and swap contracts	(156,876,740)	(11,583,550)	(9,170,250)

Net decrease in net assets resulting from operations	$(135,109,039)	$(9,672,289)	$(8,405,645)

The accompanying notes are an integral part of these financial statements.

134	Litman Gregory Funds Trust

Litman Gregory Funds Trust

STATEMENTS OF OPERATIONS For the Six Months Ended June 30, 2022 – (Unaudited) – (Continued)

	DBi Managed Futures Strategy ETF (Consolidated)	DBi Hedge Strategy ETF	RBA Responsible Global Allocation ETF*
INVESTMENT INCOME:
Income
Dividends	$—	$—	$49,872
Interest	314	922	—

Total income	314	922	49,872

Expenses
Advisory fees	576,359	76,026	8,352
Broker interest expense	27,977	—	—

Total expenses	604,336	76,026	8,352

Net expenses	604,336	76,026	8,352

Net investment income (loss)	(604,022)	(75,104)	41,520

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	—	—	(140,268)
Futures	25,058,850	(864,661)	—

Net realized gain (loss)	25,058,850	(864,661)	(140,268)

Net change in unrealized appreciation/depreciation on:
Investments	100	28	(580,943)
Futures	(684,873)	(133,996)	—

Net change in unrealized appreciation/depreciation	(684,773)	(133,968)	(580,943)

Net realized and unrealized gain (loss) on investments and futures	24,374,077	(998,629)	(721,211)

Net increase (decrease) in net assets resulting from operations	$23,770,055	$(1,073,733)	$(679,691)

*	Commenced operations on January 31, 2022.

The accompanying notes are an integral part of these financial statements.

Statements of Operations	135

Litman Gregory Funds Trust

STATEMENTS OF CHANGES IN NET ASSETS June 30, 2022

	Equity Fund		International Fund
	Six Months Ended June 30, 2022#	Year Ended December 31, 2021	Six Months Ended June 30, 2022#	Year Ended December 31, 2021
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income (loss)	$(200,274)	$(360,216)	$2,551,735	$12,411,112
Net realized gain on investments, forward foreign currency exchange contracts, and foreign currency transactions	16,475,860	41,103,031	2,842,774	61,155,939
Net change in unrealized appreciation/depreciation on investments, forward foreign currency exchange contracts, and foreign currency transactions	(82,855,176)	3,441,796	(79,916,024)	(36,470,753)

Net increase (decrease) in net assets resulting from operations	(66,579,590)	44,184,611	(74,521,515)	37,096,298

DISTRIBUTIONS TO SHAREHOLDERS
Institutional Class	—	(38,624,889)	—	(12,424,454)

Total distributions	—	(38,624,889)	—	(12,424,454)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold
Institutional Class	335,850	2,539,284	14,203,112	13,412,225
Reinvested distributions
Institutional Class	—	37,117,107	—	6,892,434
Payment for shares redeemed
Institutional Class	(25,113,767)	(39,403,874)	(29,959,743)	(32,002,752)

Net increase (decrease) in net assets from capital share transactions	(24,777,917)	252,517	(15,756,631)	(11,698,093)

Total increase (decrease) in net assets	(91,357,507)	5,812,239	(90,278,146)	12,973,751
NET ASSETS:
Beginning of period	260,739,108	254,926,869	339,716,487	326,742,736

End of period	$169,381,601	$260,739,108	$249,438,341	$339,716,487

CAPITAL TRANSACTIONS IN SHARES
Institutional Class:
Sold	20,494	122,929	816,477	682,884
Reinvested distributions	—	2,016,138	—	366,814
Redeemed	(1,521,045)	(1,962,054)	(1,744,046)	(1,651,180)

Net increase (decrease) from capital share transactions	(1,500,551)	177,013	(927,569)	(601,482)

#	Unaudited.

The accompanying notes are an integral part of these financial statements.

136	Litman Gregory Funds Trust

Litman Gregory Funds Trust

STATEMENTS OF CHANGES IN NET ASSETS June 30, 2022 – (Continued)

	Oldfield International Value Fund		SBH Focused Small Value Fund
	Six Months Ended June 30, 2022#	Year Ended December 31, 2021	Six Months Ended June 30, 2022#	Year Ended December 31, 2021
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income (loss)	$333,028	$478,112	$(33,663)	$(23,126)
Net realized gain (loss) on investments and foreign currency transactions	205,833	280,610	(299,505)	4,226,491
Net change in unrealized appreciation/depreciation on investments and foreign currency transactions	(4,818,375)	876,672	(12,002,915)	5,036,195

Net increase (decrease) in net assets resulting from operations	(4,279,514)	1,635,394	(12,336,083)	9,239,560

DISTRIBUTIONS TO SHAREHOLDERS
Institutional Class	—	(725,262)	—	(1,466,176)

Total distributions	—	(725,262)	—	(1,466,176)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold
Institutional Class	2,275,417	15,396,369	7,442,839	29,293,557
Reinvested distributions
Institutional Class	—	725,262	—	1,445,114
Payment for shares redeemed
Institutional Class	(2,593,611)	(2,328,101)	(11,071,807)	(9,682,753)

Net increase (decrease) in net assets from capital share transactions	(318,194)	13,793,530	(3,628,968)	21,055,918

Total increase (decrease) in net assets	(4,597,708)	14,703,662	(15,965,051)	28,829,302
NET ASSETS:
Beginning of period	25,908,498	11,204,836	65,640,407	36,811,105

End of period	$21,310,790	$25,908,498	$49,675,356	$65,640,407

CAPITAL TRANSACTIONS IN SHARES
Institutional Class:
Sold	199,194	1,295,726	542,588	2,084,723
Reinvested distributions	—	63,675	—	100,495
Redeemed	(226,094)	(195,134)	(791,096)	(664,822)

Net increase (decrease) from capital share transactions	(26,900)	1,164,267	(248,508)	1,520,396

#	Unaudited.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	137

Litman Gregory Funds Trust

STATEMENTS OF CHANGES IN NET ASSETS June 30, 2022 – (Continued)

	Alternative Strategies Fund		High Income Alternatives Fund
	Six Months Ended June 30, 2022#	Year Ended December 31, 2021	Six Months Ended June 30, 2022#	Year Ended December 31, 2021
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$21,767,701	$36,011,798	$1,911,261	$2,925,802
Net realized gain (loss) on investments, short sales, purchased options, written options, forward foreign currency exchange contracts, foreign currency transactions, futures and swap contracts	15,455,051	54,835,739	(1,443,431)	4,790,136
Net change in unrealized appreciation/depreciation on investments, short sales, unfunded loan commitments, purchased options, written options, forward foreign currency exchange contracts, foreign currency transactions, futures and swap contracts	(172,331,791)	(35,584,332)	(10,140,119)	(1,990,030)

Net increase (decrease) in net assets resulting from operations	(135,109,039)	55,263,205	(9,672,289)	5,725,908

DISTRIBUTIONS TO SHAREHOLDERS
Institutional Class	(20,604,259)	(88,707,336)	(2,083,729)	(5,437,135)
Investor Class	(895,183)	(4,371,661)	—	—

Total distributions	(21,499,442)	(93,078,997)	(2,083,729)	(5,437,135)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold
Institutional Class	215,619,380	427,574,664	32,633,054	33,262,004
Investor Class	7,687,825	21,516,780	—	—
Reinvested distributions
Institutional Class	19,779,526	84,597,628	2,083,647	5,434,225
Investor Class	887,729	4,342,782	—	—
Payment for shares redeemed
Institutional Class	(290,500,779)	(380,769,810)	(11,707,753)	(20,193,368)
Investor Class	(13,893,364)	(22,663,967)	—	—

Net increase (decrease) in net assets from capital share transactions	(60,419,683)	134,598,077	23,008,948	18,502,861

Total increase (decrease) in net assets	(217,028,164)	96,782,285	11,252,930	18,791,634
NET ASSETS:
Beginning of period	1,588,069,488	1,491,287,203	106,659,060	87,867,426

End of period	$1,371,041,324	$1,588,069,488	$117,911,990	$106,659,060

CAPITAL TRANSACTIONS IN SHARES
Institutional Class:
Sold	19,070,652	34,873,258	3,273,508	3,200,912
Reinvested distributions	1,808,623	7,125,239	214,263	525,047
Redeemed	(26,030,650)	(31,138,890)	(1,195,251)	(1,943,439)

Net increase (decrease) from capital share transactions	(5,151,375)	10,859,607	2,292,520	1,782,520

Investor Class:
Sold	678,458	1,749,767	—	—
Reinvested distributions	81,019	364,946	—	—
Redeemed	(1,237,055)	(1,851,930)	—	—

Net increase (decrease) from capital share transactions	(477,578)	262,783	—	—

#	Unaudited.

The accompanying notes are an integral part of these financial statements.

138	Litman Gregory Funds Trust

Litman Gregory Funds Trust

STATEMENTS OF CHANGES IN NET ASSETS June 30, 2022 – (Continued)

	Dolan McEniry Corporate Bond Fund
	Six Months Ended June 30, 2022#	Year Ended December 31, 2021
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$764,605	$1,124,445
Net realized gain (loss) on investments	(492,909)	481,350
Net change in unrealized appreciation/depreciation on investments	(8,677,341)	(2,336,313)

Net decrease in net assets resulting from operations	(8,405,645)	(730,518)

DISTRIBUTIONS TO SHAREHOLDERS
Institutional Class	(859,434)	(1,668,015)
Investor Class	(15,574)	(86,334)

Total distributions	(875,008)	(1,754,349)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold
Institutional Class	17,528,450	63,003,335
Investor Class	37,613	886,894
Reinvested distributions
Institutional Class	583,688	1,182,792
Investor Class	15,574	86,334
Payment for shares redeemed
Institutional Class	(23,434,077)	(28,693,722)
Investor Class	(3,717,914)	(1,269,027)

Net increase (decrease) in net assets from capital share transactions	(8,986,666)	35,196,606

Total increase (decrease) in net assets	(18,267,319)	32,711,739
NET ASSETS:
Beginning of period	96,048,767	63,337,028

End of period	$77,781,448	$96,048,767

CAPITAL TRANSACTIONS IN SHARES
Institutional Class:
Sold	1,726,979	5,825,709
Reinvested distributions	58,411	110,295
Redeemed	(2,339,765)	(2,667,818)

Net increase (decrease) from capital share transactions	(554,375)	3,268,186

Investor Class:
Sold	3,671	82,305
Reinvested distributions	1,548	8,064
Redeemed	(358,782)	(118,222)

Net decrease from capital share transactions	(353,563)	(27,853)

#	Unaudited.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	139

Litman Gregory Funds Trust

STATEMENTS OF CHANGES IN NET ASSETS June 30, 2022 – (Continued)

	DBi Managed Futures Strategy ETF (Consolidated)		DBi Hedge Strategy ETF
	Six Months Ended June 30, 2022#	Year Ended December 31, 2021	Six Months Ended June 30, 2022#	Year Ended December 31, 2021
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment loss	$(604,022)	$(456,166)	$(75,104)	$(167,562)
Net realized gain (loss) on futures	25,058,850	3,609,593	(864,661)	1,329,824
Net change in unrealized appreciation/depreciation on investments, and futures	(684,773)	(142,027)	(133,968)	(170,928)

Net increase (decrease) in net assets resulting from operations	23,770,055	3,011,400	(1,073,733)	991,334

DISTRIBUTIONS TO SHAREHOLDERS
Distributable earnings	—	(3,636,131)	—	(3,008,500)
Return of capital	—	(2,722,219)	—	—

Total distributions	—	(6,358,350)	—	(3,008,500)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	265,010,350	39,419,318	5,437,700	8,060,273
Payment for shares redeemed	(16,186,728)	(12,146,710)	(5,402,273)	(7,302,015)

Net increase in net assets from capital share transactions	248,823,622	27,272,608	35,427	758,258

Total increase (decrease) in net assets	272,593,677	23,925,658	(1,038,306)	(1,258,908)
NET ASSETS:
Beginning of period	60,379,415	36,453,757	17,260,708	18,519,616

End of period	$332,973,092	$60,379,415	$16,222,402	$17,260,708

CAPITAL TRANSACTIONS IN SHARES
Sold	8,525,000	1,400,000	200,000	250,000
Redeemed	(525,000)	(450,000)	(200,000)	(225,000)

Net increase from capital share transactions	8,000,000	950,000	—	25,000

#	Unaudited.

The accompanying notes are an integral part of these financial statements.

140	Litman Gregory Funds Trust

Litman Gregory Funds Trust

STATEMENTS OF CHANGES IN NET ASSETS June 30, 2022 – (Continued)

RBA Responsible Global Allocation ETF
Period Ended June 30, 2022*#
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$41,520
Net realized loss on investments	(140,268)
Net unrealized appreciation/depreciation on investments	(580,943)

Net decrease in net assets resulting from operations	(679,691)

DISTRIBUTIONS TO SHAREHOLDERS
Distributable earnings	(39,111)

Total distributions	(39,111)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	8,733,403

Net increase in net assets from capital share transactions	8,733,403

Total increase in net assets	8,014,601
NET ASSETS:
Beginning of period	—

End of period	$8,014,601

CAPITAL TRANSACTIONS IN SHARES
Sold	900,000
Redeemed	—

Net increase from capital share transactions	900,000

#	Unaudited.
*	Commenced operations on January 31, 2022.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	141

iMGP Equity Fund – Institutional Class

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period

	Six Months Ended June 30, 2022#		Year Ended December 31,
			2021	2020	2019	2018	2017
Net asset value, beginning of period	$18.80		$18.62	$17.54	$15.02	$19.10	$17.02

Income from investment operations:
Net investment income (loss)[1]	(0.02)		(0.03)	(0.05)	0.08 [2]	(0.01)	(0.01)

Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments and foreign currency	(5.08)		3.27	3.45	4.03	(1.90)	3.61

Total income (loss) from investment operations	(5.10)		3.24	3.40	4.11	(1.91)	3.60

Less distributions:
From net investment income	—		—	—	(0.08)	—	—

From net realized gains	—		(3.06)	(2.32)	(1.51)	(2.17)	(1.52)

Total distributions	—		(3.06)	(2.32)	(1.59)	(2.17)	(1.52)

Net asset value, end of period	$13.70		$18.80	$18.62	$17.54	$15.02	$19.10

Total return	(27.13	)%+	17.75%	19.52%	27.55%	(9.91)%	21.15%

Ratios/supplemental data:
Net assets, end of period (millions)	$169.4		$260.7	$254.9	$286.3	$259.8	$339.5

Ratios of total expenses to average net assets:
Before fees waived	1.38	%*,4	1.29%[5]	1.35%[5]	1.35%[4]	1.29%[3]	1.27%[3]

After fees waived	1.26	%*,4,6	1.16%[5,6]	1.23%[5,6]	1.24%[4,6]	1.17%[3,6]	1.15%[3,6]

Ratio of net investment income (loss) to average net assets	(0.19	)%*,4	(0.13)%[5]	(0.29)%[5]	0.44%[2,4]	(0.08)%[3]	(0.07)%[3]

Portfolio turnover rate	13.77	%+	27.74%	56.91%	25.02%[7]	41.68%[7]	33.49%[7]

#	Unaudited.
+	Not annualized.
*	Annualized.
[1]	Calculated based on the average shares outstanding methodology.
[2]	Include non-cash distributions amounting to $0.06 per share and 0.33% of average daily net assets.
[3]	Includes Interest & Dividend expense of 0.00% of average net assets.
[4]	Includes Interest & Dividend expense of 0.03% of average net assets.
[5]	Includes Interest & Dividend expense of 0.01% of average net assets.
[6]	Includes the impact of the voluntary waiver of less than 0.01% of average net assets.
[7]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

142	Litman Gregory Funds Trust

iMGP International Fund – Institutional Class

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period

	Six Months Ended June 30, 2022#		Year Ended December 31,
			2021	2020	2019	2018	2017
Net asset value, beginning of period	$19.50		$18.12	$17.65	$13.94	$17.73	$14.77

Income from investment operations:
Net investment income[1]	0.15		0.71 [5]	0.07	0.27 [4]	0.30 [3]	0.20 [2]

Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments and foreign currency	(4.53)		1.39	0.80	3.97	(3.99)	3.28

Total income (loss) from investment operations	(4.38)		2.10	0.87	4.24	(3.69)	3.48

Less distributions:
From net investment income	—		(0.72)	(0.40)	(0.53)	(0.10)	(0.52)

From net realized gains	—		—	—	—	—	—

Total distributions	—		(0.72)	(0.40)	(0.53)	(0.10)	(0.52)

Net asset value, end of period	$15.12		$19.50	$18.12	$17.65	$13.94	$17.73

Total return	(22.46	)%+	11.75%	5.02%	30.45%	(20.80)%	23.61%

Ratios/supplemental data:
Net assets, end of period (millions)	$249.4		$339.7	$326.7	$401.5	$368.6	$681.1

Ratios of total expenses to average net assets:
Before fees waived	1.35	%*,8	1.28%[7]	1.39%[6]	1.36%[6]	1.33%[6]	1.26%[7]

After fees waived	1.13	%*,8,9	1.05%[7,9]	1.15%[6,9]	1.12%[6,9]	1.09%[6,9]	0.98%[7,9]

Ratio of net investment income to average net assets	1.76	%*,8	3.63%[5,7]	0.49%[6]	1.65%[4,6]	1.74%[3,6]	1.18%[2,7]

Portfolio turnover rate	20.76	%+	99.91%	59.61%	45.48%[10]	35.15%[10]	41.90%[10]

#	Unaudited.
+	Not annualized.
*	Annualized.
[1]	Calculated based on the average shares outstanding methodology.
[2]	Include non-cash distributions amounting to $0.06 per share and 0.35% of average daily net assets.
[3]	Include non-cash distributions amounting to $0.05 per share and 0.29% of average daily net assets.
[4]	Include non-cash distributions amounting to $0.10 per share and 0.60% of average daily net assets.
[5]	Include non-cash distributions amounting to $0.68 per share and 3.46% of average daily net assets.
[6]	Includes Interest & Dividend expense of 0.01% of average net assets.
[7]	Includes Interest & Dividend expense of 0.00% of average net assets.
[8]	Includes Interest & Dividend expense of 0.02% of average net assets.
[9]	Includes the impact of the voluntary waiver of less than 0.01% of average net assets.
[10]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	143

iMGP Oldfield International Value Fund – Institutional Class

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period

	Six Months Ended June 30, 2022#		Year Ended December 31, 2021	Period Ended December 31, 2020**
Net asset value, beginning of period	$11.66		$10.60	$10.00

Income from investment operations:
Net investment income (loss)[1]	0.15		0.26 [2]	(0.01)

Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments and foreign currency	(2.10)		1.13	0.61

Total income (loss) from investment operations	(1.95)		1.39	0.60

Less distributions:
From net investment income	—		(0.22)	—

From net realized gains	—		(0.11)	—

Total distributions	—		(0.33)	—

Net asset value, end of period	$9.71		$11.66	$10.60

Total return	(16.72	)%+	13.21%	6.00	%+

Ratios/supplemental data:
Net assets, end of period (millions)	$21.3		$25.9	$11.2

Ratios of total expenses to average net assets:
Before fees waived	1.57	%*,3	1.52%[3]	5.38	%*

After fees waived	0.94	%*,3,4	0.94%[3,4]	0.94	%*

Ratio of net investment income (loss) to average net assets	2.72	%*,3	2.15%[2,3]	(0.94	)%*

Portfolio turnover rate	8.31	%+	16.31%	2.51	%+

#	Unaudited.
+	Not annualized.
*	Annualized.
**	Commenced operations on November 30, 2020.
[1]	Calculated based on the average shares outstanding methodology.
[2]	Include non-cash distributions amounting to $0.02 per share and 0.20% of average daily net assets.
[3]	Includes Interest & Dividend expense of 0.00% of average net assets.
[4]	Includes the impact of the voluntary waiver of less than 0.01% of average net assets.

The accompanying notes are an integral part of these financial statements.

144	Litman Gregory Funds Trust

iMGP SBH Focused Small Value Fund – Institutional Class

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period

	Six Months Ended June 30, 2022#		Year Ended December 31, 2021	Period Ended December 31, 2020**
Net asset value, beginning of period	$14.86		$12.71	$10.00

Income from investment operations:
Net investment income (loss)[1]	(0.01)		(0.01)	0.01

Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments	(2.93)		2.50	2.70

Total income (loss) from investment operations	(2.94)		2.49	2.71

Less distributions:
From net investment income	—		—	—

From net realized gains	—		(0.34)	—

Total distributions	—		(0.34)	—

Net asset value, end of period	$11.92		$14.86	$12.71

Total return	(19.78	)%+	19.66%	27.10	%+

Ratios/supplemental data:
Net assets, end of period (millions)	$49.7		$65.6	$36.8

Ratios of total expenses to average net assets:
Before fees waived	1.48	%*,2	1.48%[2]	2.11	%*

After fees waived	1.15	%*,2,3	1.15%[2,3]	1.15	%*

Ratio of net investment income (loss) to average net assets	(0.12	)%*,2	(0.04)%[2]	0.23	%*

Portfolio turnover rate	12.79	%+	45.15%	27.18	%+

#	Unaudited.
+	Not annualized.
*	Annualized.
**	Commenced operations on July 31, 2020.
[1]	Calculated based on the average shares outstanding methodology.
[2]	Includes Interest & Dividend expense of 0.00% of average net assets.
[3]	Includes the impact of the voluntary waiver of less than 0.01% of average net assets.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	145

iMGP Alternative Strategies Fund – Institutional Class

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period

	Six Months Ended June 30, 2022#		Year Ended December 31,
			2021	2020	2019	2018	2017
Net asset value, beginning of period	$11.76		$12.03	$11.70	$11.08	$11.69	$11.45

Income from investment operations:
Net investment income[1]	0.16		0.29 [3]	0.30	0.31 [2]	0.26	0.26

Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments, foreign currency, short sales, options, futures and swap contracts	(1.17)		0.16	0.41	0.64	(0.51)	0.25

Total income (loss) from investment operations	(1.01)		0.45	0.71	0.95	(0.25)	0.51

Less distributions:
From net investment income	(0.16)		(0.38)	(0.38)	(0.33)	(0.36)	(0.27)

From net realized gains	—		(0.34)	—	—	—	—

Total distributions	(0.16)		(0.72)	(0.38)	(0.33)	(0.36)	(0.27)

Net asset value, end of period	$10.59		$11.76	$12.03	$11.70	$11.08	$11.69

Total return	(8.51	)%+	3.82%	6.30%	8.52%	(2.08)%	4.51%

Ratios/supplemental data:
Net assets, end of period (millions)	$1,308.0		$1,512.5	$1,417.1	$1,724.2	$1,663.7	$1,828.1

Ratios of total expenses to average net assets:
Before fees waived	1.63	%*,8	1.72%[7]	1.75%[7]	1.63%[6]	1.63%[5]	1.75%[4]

After fees waived	1.36	%*,8,9	1.44%[7,9]	1.47%[7,9]	1.51%[6,9]	1.53%[5,9]	1.66%[4,9]

Ratio of net investment income to average net assets	2.90	%*,8	2.36%[3,7]	2.60%[7]	2.70%[2,6]	2.26%[5]	2.25%[4]

Portfolio turnover rate[10]	49.30	%+	137.56%	193.98%	190.21%	197.04%	169.34%

#	Unaudited.
+	Not annualized.
*	Annualized.
[1]	Calculated based on the average shares outstanding methodology.
[2]	Include non-cash distributions amounting to $0.02 per share and 0.20% of average daily net assets.
[3]	Include non-cash distributions amounting to $0.00 per share and 0.00% of average daily net assets.
[4]	Includes Interest & Dividend expense of 0.20% of average net assets.
[5]	Includes Interest & Dividend expense of 0.07% of average net assets.
[6]	Includes Interest & Dividend expense of 0.05% of average net assets.
[7]	Includes Interest & Dividend expense of 0.14% of average net assets.
[8]	Includes Interest & Dividend expense of 0.04% of average net assets.
[9]	Includes the impact of the voluntary waiver of less than 0.01% of average net assets.
[10]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

146	Litman Gregory Funds Trust

iMGP Alternative Strategies Fund – Investor Class

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period

	Six Months Ended June 30, 2022#		Year Ended December 31,
			2021	2020	2019	2018	2017
Net asset value, beginning of period	$11.79		$12.06	$11.71	$11.10	$11.70	$11.46

Income from investment operations:
Net investment income[1]	0.15		0.26 [3]	0.27	0.28 [2]	0.23	0.23

Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments, foreign currency, short sales, options, futures and swap contracts	(1.17)		0.16	0.42	0.63	(0.50)	0.25

Total income (loss) from investment operations	(1.02)		0.42	0.69	0.91	(0.27)	0.48

Less distributions:
From net investment income	(0.15)		(0.35)	(0.34)	(0.30)	(0.33)	(0.24)

From net realized gains	—		(0.34)	—	—	—	—

Total distributions	(0.15)		(0.69)	(0.34)	(0.30)	(0.33)	(0.24)

Net asset value, end of period	$10.62		$11.79	$12.06	$11.71	$11.10	$11.70

Total return	(8.62	)%+	3.54%	6.06%	8.22%	(2.32)%	4.14%

Ratios/supplemental data:
Net assets, end of period (millions)	$63.1		$75.6	$74.2	$144.1	$175.3	$206.0

Ratios of total expenses to average net assets:
Before fees waived	1.88	%*,8	1.97%[7]	1.99%[7]	1.88%[6]	1.88%[5]	2.00%[4]

After fees waived	1.61	%*,8,9	1.69%[7,9]	1.71%[7,9]	1.76%[6,9]	1.78%[5,9]	1.90%[4,9]

Ratio of net investment income to average net assets	2.64	%*,8	2.11%[3,7]	2.36%[7]	2.44%[2,6]	2.01%[5]	2.01%[4]

Portfolio turnover rate[10]	49.30	%+	137.56%	193.98%	190.21%	197.04%	169.34%

#	Unaudited.
+	Not annualized.
*	Annualized.
[1]	Calculated based on the average shares outstanding methodology.
[2]	Include non-cash distributions amounting to $0.02 per share and 0.20% of average daily net assets.
[3]	Include non-cash distributions amounting to $0.00 per share and 0.00% of average daily net assets.
[4]	Includes Interest & Dividend expense of 0.20% of average net assets.
[5]	Includes Interest & Dividend expense of 0.07% of average net assets.
[6]	Includes Interest & Dividend expense of 0.05% of average net assets.
[7]	Includes Interest & Dividend expense of 0.14% of average net assets.
[8]	Includes Interest & Dividend expense of 0.04% of average net assets.
[9]	Includes the impact of the voluntary waiver of less than 0.01% of average net assets.
[10]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	147

iMGP High Income Alternatives Fund – Institutional Class

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period

	Six Months Ended June 30, 2022#		Year Ended December 31,			Period Ended December 31, 2018**
			2021	2020	2019
Net asset value, beginning of period	$10.27		$10.21	$10.06	$9.63	$10.00

Income from investment operations:
Net investment income[1]	0.16		0.32 [2]	0.37	0.36	0.07

Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments, foreign currency, options, futures and swap contracts	(0.96)		0.33	0.16	0.44	(0.38)

Total income (loss) from investment operations	(0.80)		0.65	0.53	0.80	(0.31)

Less distributions:
From net investment income	(0.15)		(0.34)	(0.37)	(0.33)	(0.06)

From net realized gains	(0.02)		(0.25)	(0.01)	(0.04)	—

Total distributions	(0.17)		(0.59)	(0.38)	(0.37)	(0.06)

Net asset value, end of period	$9.30		$10.27	$10.21	$10.06	$9.63

Total return	(7.85	)%+	6.42%	5.62%	8.37%	(3.08	)%+

Ratios/supplemental data:
Net assets, end of period (millions)	$117.9		$106.7	$87.9	$93.8	$77.2

Ratios of total expenses to average net assets:
Before fees waived	1.34	%*,3	1.44%[5]	1.72%[4]	1.39%[3]	1.34	%*

After fees waived	0.98	%*,3,6	0.98%[5,6]	1.00%[4,6]	0.98%[3,6]	0.98	%*,6

Ratio of net investment income to average net assets	3.26	%*,3	3.11%[2,5]	3.83%[4]	3.56%[3]	2.89	%*

Portfolio turnover rate	8.78	%+	72.02%	87.63%	90.51%[7]	125.92	%+,7

#	Unaudited.
+	Not annualized.
*	Annualized.
**	Commenced operations on September 28, 2018.
[1]	Calculated based on the average shares outstanding methodology.
[2]	Include non-cash distributions amounting to $0.00 per share and 0.00% of average daily net assets.
[3]	Includes Interest & Dividend expense of 0.00% of average net assets.
[4]	Includes Interest & Dividend expense of 0.02% of average net assets.
[5]	Includes Interest & Dividend expense of 0.01% of average net assets.
[6]	Includes the impact of the voluntary waiver of less than 0.01% of average net assets.
[7]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

148	Litman Gregory Funds Trust

iMGP Dolan McEniry Corporate Bond Fund – Institutional Class

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period

	Six Months Ended June 30, 2022#		Year Ended December 31,			September 28, 2018** through December 31, 2018
			2021	2020	2019
Net asset value, beginning of period	$10.62		$10.92	$10.61	$9.83	$10.00

Income from investment operations:
Net investment income[1]	0.09		0.14	0.22	0.30	0.09

Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments	(1.05)		(0.23)	0.36	0.79	(0.17)

Total income (loss) from investment operations	(0.96)		(0.09)	0.58	1.09	(0.08)

Less distributions:
From net investment income	(0.10)		(0.15)	(0.24)	(0.30)	(0.09)

From net realized gains	—		(0.06)	(0.03)	(0.01)	—

Total distributions	(0.10)		(0.21)	(0.27)	(0.31)	(0.09)

Net asset value, end of period	$9.56		$10.62	$10.92	$10.61	$9.83

Total return	(9.06	)%+	(0.86)%	5.50%	11.25%	(0.77	)%+

Ratios/supplemental data:
Net assets, end of period (thousands)	$76,457		$90,827	$57,666	$13,066	$2,099

Ratios of total expenses to average net assets:
Before fees waived	1.33	%*,2	0.96%[2]	1.34%	4.36%	13.94	%*

After fees waived	0.70	%*,2	0.70%[2]	0.70%	0.70%	0.70	%*

Ratio of net investment income to average net assets	1.78	%*,2	1.28%[2]	2.07%	2.83%	3.70	%*

Portfolio turnover rate[3]	6.63	%+	32.65%	40.00%	16.00%	0.00	%+

#	Unaudited.
+	Not annualized.
*	Annualized.
**	Commencement of operations for Institutional Shares was September 28, 2018.
[1]	Calculated based on the average shares outstanding methodology.
[2]	Includes Interest & Dividend expense of 0.02% of average net assets.
[3]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	149

iMGP Dolan McEniry Corporate Bond Fund – Investor Class

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period

	Six Months Ended June 30, 2022#		Year Ended December 31,		May 17, 2019** through December 31, 2019
			2021	2020
Net asset value, beginning of period	$10.61		$10.91	$10.60	$10.26

Income from investment operations:
Net investment income[1]	0.06		0.10	0.20	0.15

Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments	(1.03)		(0.23)	0.34	0.36

Total income (loss) from investment operations	(0.97)		(0.13)	0.54	0.51

Less distributions:
From net investment income	(0.08)		(0.11)	(0.20)	(0.16)

From net realized gains	—		(0.06)	(0.03)	(0.01)

Total distributions	(0.08)		(0.17)	(0.23)	(0.17)

Net asset value, end of period	$9.56		$10.61	$10.91	$10.60

Total return	(9.14	)%+	(1.21)%	5.13%	4.96	%+

Ratios/supplemental data:
Net assets, end of period (thousands)	$1,325		$5,222	$5,672	$3,058

Ratios of total expenses to average net assets:
Before fees waived	1.62	%*,2	1.31%[2]	1.78%	3.49	%*

After fees waived	1.05	%*,2	1.05%[2]	1.05%	1.05	%*

Ratio of net investment income to average net assets	1.26	%*,2	0.92%[2]	1.86%	2.24	%*

Portfolio turnover rate[3]	6.63	%+	32.65%	40.00%	16.00	%+

#	Unaudited.
+	Not annualized.
*	Annualized.
**	Commencement of operations for Advisor Shares was May 17, 2019.
[1]	Calculated based on the average shares outstanding methodology.
[2]	Includes Interest & Dividend expense of 0.02% of average net assets.
[3]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

150	Litman Gregory Funds Trust

iMGP DBi Managed Futures Strategy ETF

CONSOLIDATED FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period

	Six Months Ended June 30, 2022#		Year Ended December 31,		May 7, 2019** through December 31, 2019
			2021	2020
Net asset value, beginning of period	$25.42		$25.58	$25.34	$25.00

Income from investment operations:
Net investment income (loss)[1]	(0.13)		(0.26)	(0.14)	0.15

Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments and futures contracts	6.80		2.78	0.60	2.55

Total income from investment operations	6.67		2.52	0.46	2.70

Less distributions:
From net investment income	—		(0.35)	(0.02)	(0.11)

From net realized gains	—		(1.18)	(0.20)	(2.25)

Return of capital	—		(1.15)	—	—

Total distributions	—		(2.68)	(0.22)	(2.36)

Net asset value, end of period	$32.09		$25.42	$25.58	$25.34

Market price, end of period	$32.40		$25.80	$25.56	$25.33

Net asset value total return	26.24	%+	9.80%	1.84%	10.76	%+

Market price total return	25.60	%+	11.38%	1.79%	—%

Ratios/supplemental data:
Net assets, end of period (thousands)	$332,973		$60,379	$36,454	$18,369

Ratios of total expenses to average net assets:
Before fees waived	0.89	%*,3	0.95%[2]	0.85%	0.85	%*

After fees waived	0.89	%*,3	0.95%[2]	0.85%	0.85	%*

Ratio of net investment income (loss) to average net assets	(0.89	)%*,3	(0.93)%[2]	(0.55)%	0.84	%*

Portfolio turnover rate	0.00	%+	0.00%	0.00%	0.00	%+

#	Unaudited.
+	Not annualized.
*	Annualized.
**	Commencement of operations was May 7, 2019.
[1]	Calculated based on the average shares outstanding methodology.
[2]	Includes broker interest expense of 0.10% of average net assets.
[3]	Includes broker interest expense of 0.04% of average net assets.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	151

iMGP DBi Hedge Strategy ETF

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period

	Six Months Ended June 30, 2022#		Year Ended December 31,		December 17, 2019** through December 31, 2019
			2021	2020
Net asset value, beginning of period	$27.62		$30.87	$25.00	$25.00

Income from investment operations:
Net investment income (loss)[1]	(0.11)		(0.27)	(0.12)	0.00	^

Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments and futures contracts	(1.55)		1.83	6.01	0.00	^

Total income (loss) from investment operations	(1.66)		1.56	5.89	0.00

Less distributions:
From net investment income	—		—	(0.02)	(0.00	)^

From net realized gains	—		(4.81)	—	—

Total distributions	—		(4.81)	(0.02)	(0.00)

Net asset value, end of period	$25.96		$27.62	$30.87	$25.00

Market price, end of period	$25.94		$27.61	$30.86	$25.03

Net asset value total return	(6.02	)%+	5.05%	23.58%	0.01	%+

Market price total return	(6.07	)%+	4.92%	23.42%	—%

Ratios/supplemental data:
Net assets, end of period (thousands)	$16,222		$17,261	$18,520	$16,250

Ratios of total expenses to average net assets:
Before fees waived	0.85	%*	0.85%	0.85%	0.85	%*

After fees waived	0.85	%*	0.85%	0.85%	0.85	%*

Ratio of net investment income (loss) to average net assets	(0.84	)%*	(0.83)%	(0.47)%	0.48	%*

Portfolio turnover rate	0.00	%+	0.00%	0.00%	0.00	%+

#	Unaudited.
+	Not annualized.
*	Annualized.
**	Commencement of operations was December 17, 2019.
^	Amount represents less than $0.01 per share.
[1]	Calculated based on the average shares outstanding methodology.

The accompanying notes are an integral part of these financial statements.

152	Litman Gregory Funds Trust

iMGP RBA Responsible Global Allocation ETF

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout the period

	Period Ended June 30, 2022**#
Net asset value, beginning of period	$10.12

Income from investment operations:
Net investment income[1]	0.10

Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments	(1.27)

Total loss from investment operations	(1.17)

Less distributions:
From net investment income	(0.04)

From net realized gains	—

Total distributions	(0.04)

Net asset value, end of period	$8.91

Market price, end of period	$8.89

Net asset value total return	(11.61	)%+

Market price total return	(11.72	)%+

Ratios/supplemental data:
Net assets, end of period (thousands)	$8,015

Ratios of total expenses to average net assets:
Before fees waived[2]	0.55	%*

After fees waived[2]	0.55	%*

Ratio of net investment income to average net assets	2.72	%*

Portfolio turnover rate	39.09	%+

#	Unaudited.
+	Not annualized.
*	Annualized.
**	Commenced operations on January 31, 2022.
[1]	Calculated based on the average shares outstanding methodology.
[2]

The Fund invests in other funds and indirectly bears its proportionate shares of fees and expenses incurred by the underlying funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	153

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Unaudited)

Note 1 – Organization

Litman Gregory Funds Trust (the “Trust”) was organized as a Delaware business trust on August 1, 1996, and is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. Effective August 1, 2011, The Masters’ Select Funds Trust changed its name to the Litman Gregory Funds Trust. The Trust consists of ten separate series: iMGP Equity Fund (formerly PartnerSelect Equity Fund), iMGP International Fund (formerly PartnerSelect International Fund), iMGP Oldfield International Value Fund (formerly PartnerSelect Oldfield International Value Fund), iMGP SBH Focused Small Value Fund (formerly PartnerSelect SBH Focused Small Value Fund), iMGP Alternative Strategies Fund (formerly PartnerSelect Alternative Strategies Fund), iMGP High Income Alternatives Fund (formerly PartnerSelect High Income Alternatives Fund), iMGP Dolan McEniry Corporate Bond Fund (formerly, iM Dolan McEniry Corporate Bond Fund), iMGP DBi Managed Futures Strategy ETF (formerly iM DBi Managed Futures Strategy ETF), iMGP DBi Hedge Strategy ETF (formerly iM DBi Hedge Strategy ETF), and iMGP RBA Responsible Global Allocation ETF (commenced operations on January 31, 2022). Each Fund, except for iMGP DBi Managed Futures Strategy ETF and iMGP DBi Hedge Strategy ETF, is diversified.

iMGP Equity Fund (“Equity Fund”) seeks to increase the value of an investment in the Fund over the long-term by using the combined talents and favorite stock-picking ideas of three highly regarded portfolio managers (each “Managers” or “Sub-Advisors”). The Equity Fund offers one class of shares: Institutional Class.

iMGP International Fund (“International Fund”) seeks to increase the value of an investment in the Fund over the long-term by using the combined talents and favorite stock-picking ideas of three highly regarded international portfolio managers. The International Fund offers one class of shares: Institutional Class.

iMGP Oldfield International Value Fund (“Oldfield International Value Fund”) seeks long-term growth of capital; that is, the increase in the value of an investment in the Fund over the long-term by using the talents and favorite stock-picking ideas of an experienced, high quality portfolio manager. The Oldfield International Value Fund offers one class of shares: Institutional Class.

iMGP SBH Focused Small Value Fund (“SBH Focused Small Value Fund”) seeks long-term growth of capital; that is, the increase in the value of an investment in the Fund over the long-term by engaging an experienced, high quality portfolio manager with favorite stock-picking ideas that can deliver a portfolio that is prudently diversified in terms of stocks and industries. The SBH Focused Small Value Fund offers one class of shares: Institutional Class.

iMGP Alternative Strategies Fund (“Alternative Strategies Fund”) seeks to achieve long-term returns with lower risk and lower volatility than the stock market, and with relatively low correlation to stock and bond market indexes by using the combined talents and favorite stock and bond market indexes-picking ideas of five highly regarded portfolio managers. The Alternative Strategies Fund offers two classes of shares: Institutional Class and Investor Class shares. The Investor Class shares charge a 0.25% 12b-1 distribution fee to the shareholders of this class (see Note 4).

iMGP High Income Alternatives Fund (“High Income Alternatives Fund”) seeks to generate a high level of current income from diverse sources, consistent with capital preservation over time, with capital appreciation a secondary objective, by using the combined talents and favorite stock and bond market indexes-picking ideas of three highly regarded portfolio managers. The High Income Alternatives Fund offers one class of shares: Institutional Class.

iMGP Dolan McEniry Corporate Bond Fund (“Dolan McEniry Corporate Bond Fund”) seeks to provide investors with total return, with a secondary investment objective of preserving capital by investing in a diversified portfolio of corporate investment grade bonds, corporate high yield bonds, and U.S. Government and Treasury securities maturing within 10 years or less. The Dolan McEniry Corporate Bond Fund offers two classes of shares: Institutional Class and Investor Class. The Investor Class shares charge a 0.25% 12b-1 distribution fee to shareholders of this class (see Note 4).

iMGP DBi Managed Futures Strategy ETF (“DBi Managed Futures Strategy ETF”) seeks long term capital appreciation. The DBi Managed Futures Strategy ETF is a non-diversified, actively-managed exchange-traded fund (“ETF”) that seeks to achieve its objective by: (i) investing its assets pursuant to a managed futures strategy; (ii) allocating up to 20% of its total assets in its wholly-owned subsidiary, which is organized under the laws of the Cayman Islands, is advised by the sub-advisor, and will comply with the DBi Managed Futures Strategy ETF’s investment objective and investment policies; and (iii) investing directly in select debt instruments for cash management and other purposes. Shares of the Fund are listed and traded on the New York Stock Exchange Arca.

iMGP DBi Hedge Strategy ETF (“DBi Hedge Strategy ETF”) seeks long-term capital appreciation. The DBi Hedge Strategy ETF is a non-diversified, actively-managed ETF that seeks to achieve its objective by: (i) investing its assets pursuant to an equity hedge strategy and (ii) allocating the remainder of its assets directly in a portfolio of investment grade debt securities to collateralize its derivatives investments, for liquidity purposes, or to enhance yield. Shares of the Fund are listed and traded on the New York Stock Exchange Arca.

iMGP RBA Responsible Global Allocation ETF (“RBA Responsible Global Allocation ETF”) seeks long-term capital appreciation. The RBA Responsible Global Allocation ETF is an active-managed ETF that seeks to achieve its objective by investing its assets in a portfolio of exchange-traded vehicles that provide exposure to asset classes in various regions, countries, and sectors around the globe.

154	Litman Gregory Funds Trust

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Unaudited) – (Continued)

Note 2 – Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

A

Accounting Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions. These estimates and assumptions affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services – Investment Companies.

B

Security Valuation. The Funds record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described below. Investments in securities and derivatives traded on a national securities exchange are valued at the last reported sales price at the close of regular trading on each day that the exchanges are open for trading. Securities listed on the NASDAQ Global Market, the NASDAQ Global Select Market and the NASDAQ Capital Market are valued using the NASDAQ Official Closing Price. Securities traded on an exchange for which there have been no sales are valued at the mean between the closing bid and asked prices. Debt securities maturing within 60 days or less are valued at amortized cost unless the Valuation Committee determines that amortized cost does not represent fair value. Securities for which market prices are not readily available or if a security’s value has materially changed after the close of the security’s primary market but before the close of trading on the New York Stock Exchange (“NYSE”), the securities are valued at fair value as determined in good faith by the Managers that selected the security for the Funds’ portfolio and the Trust’s Valuation Committee in accordance with procedures approved by the Board of Trustees (the “Board”). In determining fair value, the Funds take into account all relevant factors and available information. Consequently, the price of the security used by a Fund to calculate its net asset value may differ from quoted or published prices for the same security. Fair value pricing involves subjective judgments and there is no single standard for determining the fair value of a security. As a result, different mutual funds could reasonably arrive at a different value for the same security. For securities that do not trade during NYSE hours, fair value determinations are based on analyses of market movements after the close of those securities’ primary markets, and include reviews of developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. Pricing services are used to obtain closing market prices and to compute certain fair value adjustments utilizing computerized pricing models. It is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security or from the values that other mutual funds may determine.

Investments in other funds are valued at their respective net asset values as determined by those funds in accordance with the 1940 Act.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Funds’ pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined. Repurchase agreements are valued at cost, which approximates fair value.

Certain derivatives trade in the over-the-counter market. The Funds’ pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Funds’ net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Funds have procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Funds primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Funds may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Notes to Financial Statements	155

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Unaudited) – (Continued)

C

Consolidation of Subsidiary. The DBi Managed Futures Strategy ETF may invest up to 20% of its total assets in the iMGP DBi Cayman Managed Futures Subsidiary (the “Subsidiary”). The Subsidiary, which is organized under the laws of the Cayman Islands, is wholly- owned and controlled by the DBi Managed Futures Strategy ETF. The financial statements of the DBi Managed Futures Strategy ETF include the operations of the Subsidiary. All intercompany accounts and transactions have been eliminated in consolidation. The Subsidiary acts as an investment vehicle in order to invest in commodity-linked derivative instruments consistent with the Fund’s investment objectives and policies. The DBi Managed Futures Strategy ETF had 13.3% of its total assets invested in the Subsidiary as of June 30, 2022.

The Subsidiary is an exempted Cayman Islands investment company and as such is not subject to Cayman Islands taxes at the present time. For U.S. income tax purposes, the Subsidiary is a Controlled Foreign Corporation (“CFC”) not subject to U.S. income taxes. As a wholly-owned CFC, however, the Subsidiary’s net income and capital gains, if any, will be included each year in the Fund’s investment company taxable income.

D

Senior Term Loans. The Alternative Strategies Fund and the High Income Alternatives Fund may invest in bank debt, which includes interests in loans to companies or their affiliates undertaken to finance a capital restructuring or in connection with recapitalizations, acquisitions, leveraged buyouts, refinancings or other financially leveraged transactions and may include loans which are designed to provide temporary or bridge financing to a borrower pending the sale of identified assets, the arrangement of longer-term loans or the issuance and sale of debt obligations. These loans, which may bear fixed or floating rates, have generally been arranged through private negotiations between a corporate borrower and one or more financial institutions (“Lenders”), including banks. The Alternative Strategies Fund’s and the High Income Alternatives Fund’s investments may be in the form of participations in loans (“Participations”) or of assignments of all or a portion of loans from third parties (“Assignments”).

E

Unfunded Loan Commitments. The Alternative Strategies Fund and the High Income Alternatives Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are disclosed in the Schedules of Investments in Securities.

F

Short Sales. Each Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When each Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. In addition, cash and certain investments in securities may be used to collateralize the securities sold short. Each day the securities sold short transaction is open, the liability to replace the borrowed security is marked to market and an unrealized gain or loss is recorded. While the transaction remains open, the Fund may also incur expenses for any dividends or interest which will be paid to the lender of the securities as well as a fee to borrow the delivered security. During the term of the short sale, the value of the securities pledged as collateral on short sales is required to exceed the value of the securities sold short. A gain, limited to the price at which each Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale. Each Fund is also subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price.

G

Repurchase Agreements. Each Fund may enter into repurchase agreements through which the Fund acquires a security (the “underlying security”) from a seller, a well-established securities dealer or a bank that is a member of the Federal Reserve System. The bank or securities dealer agrees to repurchase the underlying security at the same price, plus a specified amount of interest, at a later date, generally for a period of less than one week. It is the Trust’s policy that its Custodian takes possession of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities, including recorded interest, is sufficient to cover the value of the repurchase agreements. The Trust’s policy states that the value of the collateral is at least 102% of the value of the repurchase agreement. If the counterparty defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by a Fund may be delayed or limited. At June 30, 2022, the Funds’ ongoing exposure to the economic return on repurchase agreements is shown on the Schedules of Investments in Securities.

H

Reverse repurchase agreements. The High Income Alternatives Fund may enter into reverse repurchase agreements with banks and brokers to enhance return. Under a reverse repurchase agreement a Fund sells portfolio assets subject to an agreement by that Fund to repurchase the same assets at an agreed upon price and date. The Fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes the Fund’s portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result may realize a loss on the transaction if the securities it sold are worth more than the purchase price it originally received from the buyer. Reverse repurchase agreements outstanding at the end of the period, if any, are shown on the Schedules of Investments in Securities. Cash received in exchange for securities transferred under reverse repurchase agreements are reflected as reverse repurchase agreements on the Statements of Assets and Liabilities.

I

Foreign Currency Translation. The Funds’ records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates

156	Litman Gregory Funds Trust

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Unaudited) – (Continued)

prevailing at the end of the reporting period. The currencies are translated into U.S. dollars by using the exchange rates quoted at the close of the London Stock Exchange prior to when each Fund’s net asset value is next determined. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The Funds do not isolate that portion of their net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments.

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency transactions gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

J

Forward Foreign Currency Exchange Contracts. The Funds may utilize forward foreign currency exchange contracts (“forward contracts”) under which they are obligated to exchange currencies on specified future dates at specified rates, and are subject to foreign exchange rates fluctuations. All contracts are “marked-to-market” daily and any resulting unrealized gains or losses are recorded as unrealized appreciation or depreciation on forward foreign currency exchange contracts. The Funds record realized gains or losses at the time the forward contract is settled. These gains and losses are reflected on the Statements of Operations as realized gain (loss) on forward foreign currency exchange contracts. Counterparties to these forward contracts are major U.S. financial institutions (see Note 9).

K

Commodity Futures Trading Commission (“CFTC”) Regulation. Because of the nature of their investments, the DBi Managed Futures Strategy ETF and the DBi Hedge Strategy ETF are subject to regulation under the Commodities Exchange Act, as amended (the “CEA”), as a commodity pool and each of the Advisor and Sub-Adviser is subject to regulation under the CEA as a commodity pool operator (“CPO”), as those terms are defined under the CEA. The Advisor and Sub-Adviser are regulated by the CFTC, the National Futures Association and the U.S. Securities and Exchange Commission (“SEC”) and are subject to each regulator’s disclosure requirements. The CFTC has adopted rules that are intended to harmonize certain CEA disclosure requirements with SEC disclosure requirements.

L

Futures Contracts. The Alternative Strategies Fund, the High Income Alternatives Fund, and the DBi Hedge Strategy ETF invest in financial futures contracts primarily for the purpose of hedging their existing portfolio securities, or securities that the Funds intend to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. The futures contracts in the DBi Managed Futures Strategy ETF are not designated as hedging instruments. The DBi Managed Futures Strategy ETF employs long and short positions in derivatives, primarily futures contracts, across the broad asset classes of equities, fixed income, currencies and, through the Subsidiary, commodities. Upon entering into a financial futures contract, a Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as variation margin, are made or received by a Fund each day, depending on the daily fluctuations in the fair value of the underlying security. Each Fund recognizes a gain or loss equal to the daily variation margin. If market conditions move unexpectedly, a Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets (see Note 9).

M

Interest Rate Swaps. During the period ended June 30, 2022, the Alternative Strategies Fund and the High Income Alternatives Fund invested in interest rate swaps. An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the Over the counter (“OTC”) market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, and upfront payments, if any, are recorded as a receivable or payable for variation margin on the Statements of Assets and Liabilities (see Note 9).

N

Credit Default Swaps. During the period ended June 30, 2022, the Alternative Strategies Fund and the High Income Alternatives Fund entered into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk

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exposure to defaults of corporate issuers or indexes or to create exposure to corporate issuers or indexes to which they are not otherwise exposed. In a credit default swap, the protection buyer makes a stream of payments based on a fixed percentage applied to the contract notional amount to the protection seller in exchange for the right to receive a specified return upon the occurrence of a defined credit event on the reference obligation which may be either a single security or a basket of securities issued by corporate or sovereign issuers. Although contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain (for protection written) or loss (for protection sold) in the Statements of Operations. In the case of credit default swaps where a Fund is selling protection, the notional amount approximates the maximum loss. For centrally cleared swaps the daily change in valuation, and upfront payments, if any, are recorded as a receivable or payable for variation margin on the Statements of Assets and Liabilities (see Note 9).

O

Total Return Swaps. During the period ended June 30, 2022, the Alternative Strategies Fund and the High Income Alternatives Fund invested in total return swaps. Total return swap is the generic name for any non-traditional swap where one party agrees to pay the other the “total return” of a defined underlying asset, usually in return for receiving a stream of London Interbank Offered Rate (“LIBOR”) based cash flows. A total return swap may be applied to any underlying asset but is most commonly used with equity indices, single stocks, bonds and defined portfolios of loans and mortgages. Total return swap is a mechanism for the user to accept the economic benefits of asset ownership without utilizing the Statement of Assets and Liabilities. The other leg of the swap, usually LIBOR, is a spread to reflect the non-Statement of Assets and Liabilities nature of the product. No notional amounts are exchanged with total return swaps. The total return receiver assumes the entire economic exposure – that is, both market and credit exposure – to the reference asset. The total return payer – often the owner of the reference obligation – gives up economic exposure to the performance of the reference asset and in return takes on counterparty credit exposure to the total return receiver in the event of a default or fall in value of the reference asset (see Note 9).

P

Purchasing Put and Call Options. Each Fund may purchase covered “put” and “call” options with respect to securities which are otherwise eligible for purchase by a Fund and with respect to various stock indices subject to certain restrictions. Each Fund will engage in trading of such derivative securities primarily for hedging purposes.

If a Fund purchases a put option, a Fund acquires the right to sell the underlying security at a specified price at any time during the term of the option (for “American-style” options) or on the option expiration date (for “European-style” options). Purchasing put options may be used as a portfolio investment strategy when a portfolio manager perceives significant short-term risk but substantial long-term appreciation for the underlying security. The put option acts as an insurance policy, as it protects against significant downward price movement while it allows full participation in any upward movement. If a Fund is holding a stock which it feels has strong fundamentals, but for some reason may be weak in the near term, a Fund may purchase a put option on such security, thereby giving itself the right to sell such security at a certain strike price throughout the term of the option. Consequently, a Fund will exercise the put only if the price of such security falls below the strike price of the put. The difference between the put’s strike price and the market price of the underlying security on the date a Fund exercises the put, less transaction costs, will be the amount by which a Fund will be able to hedge against a decline in the underlying security. If during the period of the option the market price for the underlying security remains at or above the put’s strike price, the put will expire worthless, representing a loss of the price a Fund paid for the put, plus transaction costs. If the price of the underlying security increases, the profit a Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put may be sold.

If a Fund purchases a call option, it acquires the right to purchase the underlying security at a specified price at any time during the term of the option. The purchase of a call option is a type of insurance policy to hedge against losses that could occur if a Fund has a short position in the underlying security and the security thereafter increases in price. Each Fund will exercise a call option only if the price of the underlying security is above the strike price at the time of exercise. If during the option period the market price for the underlying security remains at or below the strike price of the call option, the option will expire worthless, representing a loss of the price paid for the option, plus transaction costs. If the call option has been purchased to hedge a short position of a Fund in the underlying security and the price of the underlying security thereafter falls, the profit a Fund realizes on the cover of the short position in the security will be reduced by the premium paid for the call option less any amount for which such option may be sold.

Prior to exercise or expiration, an option may be sold when it has remaining value by a purchaser through a “closing sale transaction,” which is accomplished by selling an option of the same series as the option previously purchased. Each Fund generally will purchase only those options for which a Manager believes there is an active secondary market to facilitate closing transactions (see Note 9).

Writing Call Options. Each Fund may write covered call options. A call option is “covered” if a Fund owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as are held in a segregated account by the Custodian). The writer of a call option receives a premium and gives the purchaser the right to buy the security underlying the option at the exercise price. The writer has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price during the option period. If the writer of an exchange-traded option wishes to terminate his obligation, he may effect a “closing purchase transaction.” This is

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accomplished by buying an option of the same series as the option previously written. A writer may not effect a closing purchase transaction after it has been notified of the exercise of an option.

Effecting a closing transaction in the case of a written call option will permit a Fund to write another call option on the underlying security with either a different exercise price, expiration date or both. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of a Fund. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

Each Fund will realize a gain from a closing transaction if the cost of the closing transaction is less than the premium received from writing the option or if the proceeds from the closing transaction are more than the premium paid to purchase the option. Each Fund will realize a loss from a closing transaction if the cost of the closing transaction is more than the premium received from writing the option or if the proceeds from the closing transaction are less than the premium paid to purchase the option. However, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss to a Fund resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Fund (see Note 9).

Writing Put Options. Each Fund may write put options. By writing put options, the Fund takes on the risk of declines in the value of the underlying instrument, including the possibility of a loss up to the entire strike price of each option it sells, but without the corresponding opportunity to benefit from potential increases in the value of the underlying instrument. When the Fund writes a put option, it assumes the risk that it must purchase the underlying instrument at a strike price that may be higher than the market price of the instrument. If there is a broad market decline and the Fund is able to close out its written put options, it may result in substantial losses to the Fund (see Note 9).

Risks of Investing in Options. There are several risks associated with transactions in options on securities. Options may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. There are also significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. In addition, a liquid secondary market for particular options may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of option of underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or clearing corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The extent to which a Fund may enter into options transactions may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), with respect to qualification of a Fund as a regulated investment company.

Q

Distributions to Shareholders. Distributions paid to shareholders are recorded on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition – “temporary differences”), such amounts are reclassified within the capital accounts based on their federal tax-basis.

R

Income Taxes. The Funds intend to comply with the requirements of Subchapter M of the Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Accordingly, no provisions for federal income taxes are required. The Funds have reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years (as applicable) and as of June 30, 2022, and have determined that no provision for income tax is required in the Funds’ financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expenses in the Statements of Operations. During the period ended June 30, 2022, the Funds did not incur any interest or penalties. Foreign securities held by the Funds may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, net of any reclaims, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds’ invest.

Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country’s tax treaty with the United States. The foreign withholding rates applicable to a Fund’s investments in certain jurisdictions may be higher if a significant

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portion of the Fund is held by non-U.S. shareholders. Each Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based charges imposed by certain countries in which it invests. Taxes related to capital gains realized during the period ended June 30, 2022, if any, are reflected as part of net realized gain (loss) in the Statements of Operations.

Changes in tax liabilities related to capital gain taxes on unrealized investment gains, if any, are reflected as part of change in net unrealized appreciation (depreciation) in the Statements of Operations. Transaction-based charges are generally calculated as a percentage of the transaction amount.

The Funds may have previously filed for and/or may file for additional tax refunds with respect to certain taxes withheld by certain countries. Generally, the amount of such refunds that a Fund reasonably determines are collectible and free from significant contingencies are reflected in a Fund’s net asset value and are reflected as foreign tax reclaims receivable in the Statements of Assets and Liabilities. In certain circumstances, a Fund’s receipt of such refunds may cause the Fund and/or its shareholders to be liable for U.S. federal income taxes and interest charges.

Foreign taxes paid by each Fund may be treated, to the extent permissible by the Code (and other applicable U.S. federal tax guidance) and if that Fund so elects, as if paid by U.S. shareholders of that Fund.

S

Security Transactions, Dividend and Interest Income and Expenses. Security transactions are accounted for on the trade date. Realized gains and losses on securities transactions are reported on an identified cost basis. Dividend income and, where applicable, related foreign tax withholding expenses are recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Purchase discounts and premiums on fixed-income securities are accreted and amortized to maturity using the effective interest method and reflected within interest income on the Statements of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income in the Statements of Operations. Many expenses of the Trust can be directly attributed to a specific Fund. Each Fund is charged for expenses directly attributed to it. Expenses that cannot be directly attributed to a specific Fund are allocated among the Funds in the Trust in proportion to their respective net assets or other appropriate method. Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses. Class specific expenses, such as 12b-1 expenses, are directly attributed to that specific class.

T

Restricted Cash. At June 30, 2022, the Alternative Strategies Fund, the High Income Alternatives Fund, the DBi Managed Futures Strategy ETF, and the DBi Hedge Strategy ETF held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Funds’ Custodian as well as with brokers and is reflected in the Statements of Assets and Liabilities as deposits at brokers for securities sold short, futures, options, and swaps. Restrictions may include legally restricted deposits held as compensating balances against short-term borrowing arrangements or contracts entered into with others.

The Funds consider their investment in an Federal Deposits Insurance Corporation (“FDIC”) insured interest bearing savings account to be cash. The Funds maintain cash balances, which, at times, may exceed federally insured limits. The Funds maintain these balances with a high quality financial institution.

U

Restricted Securities. A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933. If the security is subsequently registered and resold, the issuers would typically bear the expense of all registrations at no cost to the Fund. Restricted securities are valued according to the guidelines and procedures adopted by the Funds’ Board of Trustees. As of June 30, 2022, there were no restricted securities held in the Funds.

V

Illiquid Securities. Each Fund may not invest more than 15% of the value of its net assets in illiquid securities, including restricted securities that are not deemed to be liquid by the Sub-Advisors. The Advisor and the Sub-Advisors will monitor the amount of illiquid securities in a Fund’s portfolio, under the supervision of the Board, to ensure compliance with a Fund’s investment restrictions. In accordance with procedures approved by the Board, these securities may be valued using techniques other than market quotations, and the values established for these securities may be different than what would be produced through the use of another methodology or if they had been priced using market quotations. Illiquid securities and other portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that a Fund could sell a portfolio security for the value established for it at any time, and it is possible that a Fund would incur a loss because a portfolio security is sold at a discount to its established value.

W

Indemnification Obligations. Under the Trust’s organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred or that would be covered by other parties.

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Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement (the “Agreement”) with Litman Gregory Fund Advisors, LLC. Effective October 1, 2021, Litman Gregory Fund Advisors, LLC has changed its name to “iM Global Partner Fund Management, LLC” (the “Advisor”) and also subsequently referred to as “iM Global” Under the terms of the Agreement, each Fund pays a monthly investment advisory fee to the Advisor at the annual rate below of the respective Fund’s average daily net assets before any fee waivers:

	Contractual Management Rate
Fund	First $450 million	Excess of $450 million	First $750 million	Excess of $750 million	First $1 billion	Excess of $1 billion	Between $1 and $2 billion	First $2 billion	Between $2 and $3 billion	Between $3 and $4 billion	Excess of $4 billion
Equity	—	—	1.10%	1.00%	—	—	—	—	—	—	—
International	—	—	—	—	1.10%	1.00%	—	—	—	—	—
Oldfield International Value	—	—	—	—	0.70%	0.70%	—	—	—	—	—
SBH Focused Small Value	1.00%	1.00%	—	—	—	—	—	—	—	—	—
Alternative Strategies	—	—	—	—	—	—	—	1.40%	1.30%	1.25%	1.20%
High Income Alternatives	—	—	—	—	0.95%	—	0.925%	—	0.90%	0.875%	0.85%
Dolan McEniry Corporate Bond	0.50%	0.50%	—	—	—	—	—	—	—	—	—
DBi Managed Futures Strategy ETF	0.85%	0.85%	—	—	—	—	—	—	—	—	—
DBi Hedge Strategy ETF	0.85%	0.85%	—	—	—	—	—	—	—	—	—
RBA Responsible Global Allocation ETF	0.55%	0.55%	—	—	—	—	—	—	—	—	—

The Advisor engages sub-advisors to manage the Funds and pays the sub-advisors from its advisory fees.

Through April 30, 2023, the Advisor has contractually agreed to waive a portion of its advisory fees effectively reducing total advisory fees to approximately 0.98% of the average daily net assets of the Equity Fund, 0.87% of the average daily net assets of the International Fund, 1.12% of the average daily net assets of the Alternative Strategies Fund, and 0.80% of the average daily net assets of the High Income Alternatives Fund. Additionally, the Advisor has voluntarily agreed to waive its management fee on the daily cash values of the Funds not allocated to Managers. For the six months ended June 30, 2022, the amount waived, contractual and voluntary, was $131,767, $322,888, $2,073,676, and $93,446 for Equity Fund, International Fund, Alternative Strategies Fund, and High Income Alternatives Fund, respectively. The Advisor has agreed not to seek recoupment of such waived fees. Through April 30, 2023, the Advisor has contractually agreed to waive a portion of its advisory fees and/or reimburse a portion of the High Income Alternatives Fund’s operating expenses (excluding any taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, borrowing costs, (including commitment fees), dividend expenses, acquired fund fees and expenses and extraordinary expenses such as but not limited to litigation costs) to ensure that the total annual fund operating expenses after fee waiver and/or expense reimbursement for the Institutional Class will not exceed 0.98% of the average daily net assets. In addition, through April 30, 2023, the Advisor has contractually agreed to waive a portion of its advisory fees and/or reimburse a portion of the Oldfield International Value Fund, SBH Focused Small Value Fund, and Dolan McEniry Corporate Bond Fund’s operating expenses (excluding any taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, borrowing costs, (including commitment fees), dividend expenses, acquired fund fees and expenses and extraordinary expenses such as but not limited to litigation costs) to ensure that the total annual fund operating expenses after fee waiver and/or expense reimbursement for the Institutional Class will not exceed 0.94%, 1.15%, and 0.70% of the average daily net assets, respectively, and 1.05% of the average daily net assets for the Investor Class of the Dolan McEniry Corporate Bond Fund. During the six months ended June 30, 2022, the amount waived contractually pursuant to an Expense Limitation Agreement was $115,091, $77,437, $95,692, and $271,318 for the High Income Alternatives Fund, Oldfield International Value Fund, SBH Focused Small Value Fund, and Dolan McEniry Corporate Bond Fund, respectively. The Advisor may be reimbursed by each Fund no later than the end of the third fiscal year following the year of the waiver provided that such reimbursement does not cause each Fund’s expenses to exceed the expense limitation. The Advisor is waiving its right to recoup these fees and any fees waived in prior years.

State Street Bank and Trust Company (“State Street”) serves as the Administrator, Custodian and Fund Accountant to the Funds.

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State Street Bank and Trust Company (“State Street”) serves as the Transfer Agent for DBi Managed Futures Strategy ETF, DBi Hedge Strategy ETF, and RBA Responsible Global Allocation ETF. DST Asset Manager Solutions, Inc. (“DST”) serves as Transfer Agent for the other Funds. The Funds’ principal underwriter is ALPS Distributors, Inc.

An employee of the Advisor serves as the Funds’ Chief Compliance Officer (“CCO”). The CCO receives no compensation from the Funds for his services, however, the Funds reimbursed the Advisor $41,419 for the six months ended June 30, 2022 for the services of the CCO.

Loomis Sayles & Company, L.P. used their respective affiliated entity for purchases of the Alternative Strategies Fund’s portfolio securities for the six months ended June 30, 2022. There was no commissions paid for these transactions.

During the six months ended June 30, 2022, each independent Trustee, within the meaning of the 1940 Act, was compensated by the Trust in the amount of $58,051.

Certain officers and Trustees of the Trust are also officers of the Advisor.

Note 4 – Distribution Plan

Certain Funds have adopted a Plan of Distribution (the “Plan”) dated February 25, 2009, as amended, pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Investor Classes of the Alternative Strategies Fund and the Dolan McEniry Corporate Bond Fund will compensate broker dealers or qualified institutions with whom each Fund has entered into a contract to distribute Fund shares (“Dealers”). Under the Plan, the amount of such compensation paid in any one year shall not exceed 0.25% annually of the average daily net assets of the Investor Classes, which may be payable as a service fee for providing recordkeeping, subaccounting, subtransfer agency and/or shareholder liaison services. For the six months ended June 30, 2022, the Alternative Strategies Fund’s Investor Class and the Dolan McEniry Corporate Bond Fund’s Investor Class incurred $87,378, and $2,557, respectively pursuant to the Plan.

The Plan will remain in effect from year to year provided such continuance is approved at least annually by a vote either of a majority of the Trustees, including a majority of the non-interested Trustees, or a majority of each Fund’s outstanding shares.

The DBi Hedge Strategy ETF, DBi Managed Futures Strategy ETF, and RBA Responsible Global Allocation ETF issue and redeem Shares at Net Asset Value (“NAV”) only in Creation Units. Only Authorized Participants (“APs”) may acquire Shares directly from the Funds, and only APs may tender their Shares for redemption directly to the Funds, at NAV. APs must be a member or participant of a clearing agency registered with the SEC and must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by the Transfer Agent, with respect to purchases and redemptions of Creation Units. Once created, Shares trade in the secondary market in quantities less than a Creation Unit.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares will be listed for trading on NYSE Arca and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Note 5 – Shareholder Servicing Fee

The Dolan McEniry Corporate Bond Fund has adopted a shareholder servicing plan (the “Plan”) on behalf of the Investor Class. Under the Plan, the Investor Class is authorized to pay an annual shareholder servicing fee of up to 0.10% of the class’s average daily net assets. This fee is used to finance certain activities related to servicing and maintaining shareholder accounts. Payments made under the Plan may not be used to pay for any services in connection with the distribution and sale of Investor Shares.

Payments to the Advisor under the Plan may reimburse the Advisor for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Advisor for services provided to Investor Class shareholders of the Fund. The services provided by such intermediaries are primarily designed to assist Investor Class shareholders of the Fund and include the furnishing of office space and equipment, telephone facilities, personnel, and assistance to the Fund in servicing such shareholders. Services provided by such intermediaries also include the provision of support services to the Fund and include establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Fund, and providing such other personal services to shareholders as the Fund may reasonably request. For the six months ended June 30, 2022, the Fund incurred, under the Plan, shareholder servicing fees on its Investor Shares of $1,022.

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Note 6 – Investment Transactions

The cost of securities purchased and the proceeds from securities sold for the six months ended June 30, 2022, excluding short-term investments were as follows:

Fund	U.S. Gov’t Securities Purchases	Other Purchases	U.S. Gov’t Securities Sales	Other Sales
Equity Fund	$—	$29,522,927	$—	$64,454,789
International Fund	—	58,769,432	—	76,606,936
Oldfield International Value Fund	—	1,977,118	—	2,545,858
SBH Focused Small Value Fund	—	7,093,971	—	10,317,050
Alternative Strategies Fund	8,995,999	657,386,107	11,321,003	696,024,697
High Income Alternatives Fund	6,446,297	26,076,697	4,400,000	5,399,667
Dolan McEniry Corporate Bond Fund	—	5,663,264	1,526,545	11,408,292
DBi Managed Futures Strategy ETF	—	—	—	—
DBi Hedge Strategy ETF	—	—	—	—
RBA Responsible Global Allocation ETF	—	10,142,855	—	1,410,113

During the six months ended June 30, 2022, there were several purchases and sales transactions made in accordance with the established procedures pursuant to Rule 17a-7 (the exemption of certain purchase or sale transactions between an investment company and certain affiliated persons thereof), arranged by Guggenheim Partners Investment Management, LLC, on behalf of the High Income Alternatives Fund. The total of such purchases transactions were $1,870,424.

Note 7 – Fair Value of Financial Investments

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of each Fund’s investments and are summarized in the following fair value hierarchy:

Level 1 –	Quoted prices in active markets for identical securities.

Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, foreign exchange rates, and fair value estimates for foreign securities indices).

Level 3 –	Significant unobservable inputs (including the Funds’ own assumptions in determining fair value of investments).

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. Treasury obligations, U.S. Treasury inflation protected securities, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services or sources. Independent pricing services typically use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The service providers’ internal models use inputs that are observable such as, among other things, issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis are typically marked to market daily until settlement at the forward settlement date.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche, current market data and incorporates deal collateral performance, as available.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Repurchase agreements and reverse repurchase agreements are short-term investments, they are fair valued approximately at their principal amounts. Repurchase agreements and reverse repurchase agreements are categorized as Level 2 of the fair value hierarchy.

Notes to Financial Statements	163

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NOTES TO FINANCIAL STATEMENTS – (Unaudited) – (Continued)

Financial derivative instruments, such as foreign currency contracts, options contracts, futures, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers at the settlement price determined by the relevant exchange. Depending on the product and the terms of the transaction, the value of the derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates. Derivatives that use similar valuation techniques and inputs as described above are categorized as Level 1 or Level 2 of the fair value hierarchy.

The following tables provide the fair value measurements of applicable Fund assets and liabilities by level within the fair value hierarchy for each Fund as of June 30, 2022. These assets and liabilities are measured on a recurring basis.

Equity Fund

Description	Level 1 - Quoted prices in active markets for identical assets	Level 2 - Significant other observable inputs	Level 3 - Significant unobservable inputs	Total
Equity(a)
Common Stocks	$166,692,195	$—	$—	$166,692,195

Total Equity	166,692,195	—	—	166,692,195

Short-Term Investments
Repurchase Agreements	—	2,682,037	—	2,682,037

Total Investments in Securities	$166,692,195	$2,682,037	$—	$169,374,232

(a)	See Fund’s Schedule of Investments in Securities for sector classifications.

International Fund

Description	Level 1 - Quoted prices in active markets for identical assets	Level 2 - Significant other observable inputs	Level 3 - Significant unobservable inputs	Total
Equity
Common Stocks
Argentina	$1,464,801	$—	$—	$1,464,801
Australia	3,068,475	—	—	3,068,475
Canada	6,725,296	—	—	6,725,296
China	14,798,290	—	—	14,798,290
Denmark	4,909,474	—	—	4,909,474
Finland	6,539,083	—	—	6,539,083
France	26,596,023	—	—	26,596,023
Germany	51,472,898	—	—	51,472,898
Ireland	16,999,654	—	—	16,999,654
Israel	7,993,233	—	—	7,993,233
Italy	3,552,542	—	—	3,552,542
Mexico	3,356,009	—	—	3,356,009
Netherlands	13,281,562	—	—	13,281,562
South Korea	2,896,096	—	—	2,896,096
Spain	10,281,189	—	—	10,281,189
Sweden	6,511,239	—	—	6,511,239
Switzerland	10,663,379	—	—	10,663,379
United Kingdom	26,018,880	—	—	26,018,880
United States	19,467,145	—	—	19,467,145

Total Equity	236,595,268	—	—	236,595,268

Short-Term Investments
Repurchase Agreements	—	8,588,473	—	8,588,473

Total Short-Term Investments	—	8,588,473	—	8,588,473

Total Investments in Securities	$236,595,268	$8,588,473	$—	$245,183,741

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NOTES TO FINANCIAL STATEMENTS – (Unaudited) – (Continued)

Oldfield International Value Fund

Description	Level 1 - Quoted prices in active markets for identical assets	Level 2 - Significant other observable inputs	Level 3 - Significant unobservable inputs	Total
Equity
Common Stocks
Brazil	$634,794	$—	$—	$634,794
China	837,296	—	—	837,296
France	941,906	—	—	941,906
Germany	3,817,807	—	—	3,817,807
Italy	929,234	—	—	929,234
Japan	3,955,628	—	—	3,955,628
Netherlands	880,070	—	—	880,070
South Korea	2,660,947	—	—	2,660,947
Sweden	733,641	—	—	733,641
United Kingdom	4,491,002	—	—	4,491,002
Preferred Stock
Germany	549,706	—	—	549,706

Total Equity	20,432,031	—	—	20,432,031

Total Investments in Securities	$20,432,031	$—	$—	$20,432,031

SBH Focused Small Value Fund

Description	Level 1 - Quoted prices in active markets for identical assets	Level 2 - Significant other observable inputs	Level 3 - Significant unobservable inputs	Total
Equity(a)
Common Stocks	$47,645,096	$—	$—	$47,645,096

Total Equity	47,645,096	—	—	47,645,096

Total Investments in Securities	$47,645,096	$—	$—	$47,645,096

(a)	See Fund’s Schedule of Investments in Securities for sector classifications.

Notes to Financial Statements	165

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NOTES TO FINANCIAL STATEMENTS – (Unaudited) – (Continued)

Alternative Strategies Fund

Description	Level 1 - Quoted prices in active markets for identical assets	Level 2 - Significant other observable inputs	Level 3 - Significant unobservable inputs		Total
Equity(a)
Common Stocks	$411,402,131	$3,692,148	$2,504,180	**	$417,598,459
Preferred Stocks	461,813	1,240,263	222,363	**	1,924,439
Limited Partnerships	—	—	2,000,488	**	2,000,488

Total Equity	411,863,944	4,932,411	4,727,031	**	421,523,386

Rights/Warrants	50,112	106	—		50,218
Fixed Income
Asset-Backed Securities	—	140,335,234	—		140,335,234
Bank Loans	—	22,682,968	1,948,349	**	24,631,317
Convertible Bonds	—	18,665,431	—		18,665,431
Corporate Bonds	—	374,847,104	—		374,847,104
Government Securities & Agency Issue	—	24,321,996	—		24,321,996
Mortgage-Backed Securities	—	182,585,252	503,569	(1)	183,088,821

Total Fixed Income	—	763,437,985	2,451,918	**	765,889,903

Short-Term Investments
Repurchase Agreements	—	127,332,311	—		127,332,311
Treasury Bills	—	36,390,541	—		36,390,541

Total Short-Term Investments	—	163,722,852	—		163,722,852

Total Investments in Securities	$411,914,056	$932,093,354	$7,178,949	**	$1,351,186,359

Short Sales
Common Stocks	(3,540,526)	—	—		(3,540,526)

Total Short Sales	(3,540,526)	—	—		(3,540,526)

Total Investments in Securities in Liabilities	$(3,540,526)	$—	$—		$(3,540,526)

Other Financial Instruments*
Forward Foreign Currency Exchange Contracts	$297,281	$—	$—		$297,281
Futures	(4,072,782)	—	—		(4,072,782)
Swaps - Credit Default	—	3,807,787	—		3,807,787
Swaps - Total Return	—	(36,612)	—		(36,612)
Written Options	(72,217)	—	—		(72,217)

(a)	See Fund’s Schedule of Investments in Securities for sector classifications.

*

Other financial instruments are derivative instruments, such as futures, forward foreign currency exchange, swaps contracts and written options. Futures, forward foreign currency exchange and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument, while written options are valued at fair value.

**	Significant unobservable inputs were used in determining the value of portfolio securities for the Alternative Strategies Fund .

(1)

These securities were priced by a pricing service; however, the Advisor/Sub-Advisor used their fair value procedures based on other available inputs which more accurately reflected the current fair value of these securities.

166	Litman Gregory Funds Trust

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NOTES TO FINANCIAL STATEMENTS – (Unaudited) – (Continued)

High Income Alternatives Fund

Description	Level 1 - Quoted prices in active markets for identical assets	Level 2 - Significant other observable inputs	Level 3 - Significant unobservable inputs		Total
Equity(a)
Common Stocks	$—	$433	$—		$433
Preferred Stocks	3,075,267	424,788	—		3,500,055
Closed-End Funds	460,372	—	—		460,372
Exchange-Traded Funds	48,728	—	—		48,728

Total Equity	3,584,367	425,221	—		4,009,588

Fixed Income
Asset-Backed Securities	—	17,431,285	—		17,431,285
Bank Loans	—	29,795,902	—		29,795,902
Corporate Bonds	—	38,216,257	181,704	**	38,397,961
Government Securities & Agency Issue	—	22,717,719	—		22,717,719
Mortgage-Backed Securities	—	4,895,578	—		4,895,578
Municipal Bond	—	4,973	—		4,973

Total Fixed Income	—	113,061,714	181,704	**	113,243,418

Short-Term Investments
Money Market Fund	2,011,735	—	—		2,011,735
Repurchase Agreements	—	3,220,136	—		3,220,136
Treasury Bill	—	49,887	—		49,887

Total Short-Term Investments	2,011,735	3,270,023	—		5,281,758

Purchased Options	80,490	218	—		80,708

Total Investments in Securities	$5,676,592	$116,757,176	$181,704	**	$122,615,472

Fixed Income
Unfunded Loan Commitments	—	322,174	—		322,174

Total Investments in Securities in Assets	$5,676,592	$117,079,350	$181,704	**	$122,937,646

Other Financial Instruments*
Forward Foreign Currency Exchange Contracts	$274	$—	$—		$274
Futures	2,376	—	—		2,376
Swaps - Interest Rate	—	(20,101)	—		(20,101)
Written Options	(363,683)	—	—		(363,683)

(a)	See Fund’s Schedule of Investments in Securities for sector classifications.

*

Other financial instruments are derivative instruments, such as futures, forward foreign currency exchange, swaps contracts and written options. Futures, forward foreign currency exchange and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument, while written options are valued at fair value.

**	Significant unobservable inputs were used in determining the value of portfolio securities for the High Income Alternatives Fund .

Dolan McEniry Corporate Bond Fund

Description	Level 1 - Quoted prices in active markets for identical assets	Level 2 - Significant other observable inputs	Level 3 - Significant unobservable inputs	Total
Fixed Income
Corporate Bonds	$—	$76,470,345	$—	$76,470,345

Total Fixed Income	—	76,470,345	—	76,470,345

Total Investments in Securities	$—	$76,470,345	$—	$76,470,345

Notes to Financial Statements	167

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Unaudited) – (Continued)

DBi Managed Futures Strategy ETF (Consolidated)

Description	Level 1 - Quoted prices in active markets for identical assets	Level 2 - Significant other observable inputs	Level 3 - Significant unobservable inputs	Total
Other Financial Instruments*
Futures	$(97,561)	$—	$—	$(97,561)

*

Other financial instruments are derivative instruments, such as futures, forward foreign currency exchange, swaps contracts and written options. Futures, forward foreign currency exchange and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument, while written options are valued at fair value.

DBi Hedge Strategy ETF

Description	Level 1 - Quoted prices in active markets for identical assets	Level 2 - Significant other observable inputs	Level 3 - Significant unobservable inputs	Total
Other Financial Instruments*
Futures	$17,662	$—	$—	$17,662

*

Other financial instruments are derivative instruments, such as futures, forward foreign currency exchange, swaps contracts and written options. Futures, forward foreign currency exchange and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument, while written options are valued at fair value.

RBA Responsible Global Allocation ETF

Description	Level 1 - Quoted prices in active markets for identical assets	Level 2 - Significant other observable inputs	Level 3 - Significant unobservable inputs	Total
Equity(a)
Exchange-Traded Funds	$8,010,940	$—	$—	$8,010,940

Total Equity	8,010,940	—	—	8,010,940

Total Investments in Securities	$8,010,940	$—	$—	$8,010,940

(a)	See Fund’s Schedule of Investments in Securities for sector classifications.

Note 8 – Commitments and Contingencies

The Funds may make commitments pursuant to bridge loan facilities. Such commitments typically remain off balance sheet as it is more likely than not, based on good faith judgement of the Advisor, that such bridge facilities will not ever fund. As of June 30, 2022, the High Income Alternatives Fund had $200,000 outstanding bridge facility commitments.

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NOTES TO FINANCIAL STATEMENTS – (Unaudited) – (Continued)

Note 9 – Other Derivative Information

At June 30, 2022, the Funds are invested in derivative contracts which are reflected in the Statements of Assets and Liabilities as follows:

Alternative Strategies Fund
		Derivative Assets		Derivative Liabilities
Risk		Statements of Assets and Liabilities Location	Fair Value Amount	Statements of Assets and Liabilities Location	Fair Value Amount
Currency		Unrealized gain on forward foreign currency exchange contracts	$363,843	Unrealized loss on forward foreign currency exchange contracts	$(66,562)
		Unrealized gain on futures contracts*	1,517,707	Unrealized loss on futures contracts*	(5,590,489)
Credit		Unrealized gain on swap contracts**	24,833,370	Unrealized loss on swap contracts**	(21,025,583)
Equity		Unrealized gain on swap contracts	121,461	Unrealized loss on swap contracts	(158,073)
		Investments in securities(1)	—	Written options	(72,217)

	Total		$26,836,381		$(26,912,924)

*  Includes cumulative appreciation/depreciation on futures contracts described previously. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

**  Includes cumulative appreciation/depreciation on centrally cleared swaps.

(1)   The Statements of Assets and Liabilities location for “Purchased Options” is “Investments in securities”.

High Income Alternatives Fund
		Derivative Assets		Derivative Liabilities
Risk		Statements of Assets and Liabilities Location	Fair Value Amount	Statements of Assets and Liabilities Location	Fair Value Amount
Currency		Unrealized gain on forward foreign currency exchange contracts	$274	Unrealized loss on forward foreign currency exchange contracts	$—
Interest rate		Unrealized gain on swap contracts	—	Unrealized loss on swap contracts**	(20,101)
		Unrealized gain on futures contracts*	9,194	Unrealized loss on futures contracts*	(6,818)
		Investments in securities(1)	218	Written options	—
Equity		Investments in securities(1)	80,490	Written options	(363,683)

	Total		$90,176		$(390,602)

**  Includes cumulative appreciation/depreciation on centrally cleared swaps.

*  Includes cumulative appreciation/depreciation on futures contracts described previously. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

(1)   The Statements of Assets and Liabilities location for “Purchased Options” is “Investments in securities”.

Notes to Financial Statements	169

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Unaudited) – (Continued)

DBi Managed Futures Strategy ETF (Consolidated)
		Derivative Assets		Derivative Liabilities
Risk		Statements of Assets and Liabilities Location	Fair Value Amount	Statements of Assets and Liabilities Location	Fair Value Amount
Commodity		Unrealized gain on futures contracts*	$668,634	Unrealized loss on futures contracts*	$—
Currency		Unrealized gain on futures contracts*	1,473,745	Unrealized loss on futures contracts*	—
Interest rate		Unrealized gain on futures contracts*	34,327	Unrealized loss on futures contracts*	(2,225,581)
Equity		Unrealized gain on futures contracts*	341,864	Unrealized loss on futures contracts*	(390,550)

	Total		$2,518,570		$(2,616,131)

	* Includes cumulative appreciation/depreciation on futures contracts described previously. Only current day’s variation margin is reported within the Consolidated Statements of Assets and Liabilities.

DBi Hedge Strategy ETF
		Derivative Assets		Derivative Liabilities
Risk		Statements of Assets and Liabilities Location	Fair Value Amount	Statements of Assets and Liabilities Location	Fair Value Amount
Currency		Unrealized gain on futures contracts*	$18,734	Unrealized loss on futures contracts*	$—
Interest rate		Unrealized gain on futures contracts*	34,310	Unrealized loss on futures contracts*	(61,456)
Equity		Unrealized gain on futures contracts*	36,967	Unrealized loss on futures contracts*	(10,893)

	Total		$90,011		$(72,349)

	* Includes cumulative appreciation/depreciation on futures contracts described previously. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the six months ended June 30, 2022, the effect of derivative contracts in the Funds’ Statements of Operations were as follows:

International Fund
	Statements of Operations
Risk	Derivative Type	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Notional Amount(a)
Currency	Forward foreign currency exchange contracts	$103,684	$17,619	1,336,929

(a)	Average notional values are based on the average of monthly end contract values for the period ended June 30, 2022.

Alternative Strategies Fund
		Statements of Operations
Risk		Derivative Type	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Notional Amount
Currency		Forward foreign currency exchange contracts	$1,932,227	$464,140	59,206,636	(a)
Interest rate		Future contracts	13,189,871	(3,402,463)	551,630,506	(b)
Credit		Swap contracts	781,600	5,823,167	1,283,889,800	(b)(c)
Equity		Swap contracts	18,083,036	674,213	138,805,777	(b)(c)
		Purchased option contracts	(503,227)	26,337	973	(d)
		Written option contracts	85,216	21,233	314	(d)

	Total		$33,568,723	$3,606,627

170	Litman Gregory Funds Trust

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NOTES TO FINANCIAL STATEMENTS – (Unaudited) – (Continued)

(a)	Average notional values are based on the average of monthly end contract values for the period ended June 30, 2022.

(b)	Average notional values are based on the average of monthly end notional balances for the period ended June 30, 2022.

(c)	Notional amount is denoted in local currency.

(d)	Average contracts are based on the average of monthly end contracts for the period ended June 30, 2022.

High Income Alternatives Fund
		Statements of Operations
Risk		Derivative Type	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Notional Amount
Currency		Forward foreign currency exchange contracts	$44,816	$(10,552)	479,753	(a)
Interest rate		Swap contracts	(879)	(20,101)	100,000	(b)
		Future contracts	46,218	10,765	2,774,609	(b)
		Purchased option contracts	—	(27,580)	17,400,000	(b)
Equity		Purchased option contracts	—	32,885	1	(c)
		Written option contracts	(1,586,685)	72,555	68	(c)

	Total		$(1,496,530)	$57,972

(a)	Average notional values are based on the average of monthly end contract values for the period ended June 30, 2022.

(b)	Average notional values are based on the average of monthly end notional balances for the period ended June 30, 2022.

(c)	Average contracts are based on the average of monthly end contracts for the period ended June 30, 2022.

DBi Managed Futures Strategy ETF (Consolidated)
		Statements of Operations
Risk		Derivative Type	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Notional Amount(a)
Commodity		Future contracts	$4,292,497	$39,121	45,902,732
Currency		Future contracts	15,234,745	1,265,273	128,953,040
Interest rate		Future contracts	8,096,292	(1,870,632)	163,109,608
Equity		Future contracts	(2,564,684)	(118,635)	38,203,171

	Total		$25,058,850	$(684,873)

(a)	Average notional values are based on the average of monthly end notional balances for the period ended June 30, 2022.

DBi Hedge Strategy ETF
		Statements of Operations
Risk		Derivative Type	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Notional Amount(a)
Currency		Future contracts	$23,677	$1,134	1,141,421
Interest rate		Future contracts	932,622	(447)	14,897,888
Equity		Future contracts	(1,820,960)	(134,683)	8,974,450

	Total		$(864,661)	$(133,996)

(a)	Average notional values are based on the average of monthly end notional balances for the period ended June 30, 2022.

The Funds are subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow the Funds to close out and net their total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement.

Notes to Financial Statements	171

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NOTES TO FINANCIAL STATEMENTS – (Unaudited) – (Continued)

At June 30, 2022, Equity Fund, International Fund, Alternative Strategies Fund, and High Income Alternatives Fund had investments in repurchase agreements with a gross value of $2,682,037, $8,588,473, $127,332,311, and $3,220,136, respectively, which are reflected as repurchase agreements on the Statements of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2022.

For the period ended June 30, 2022, the High Income Alternatives Fund had outstanding reverse repurchase agreement balance for 7 days. The average amount of borrowings was $143,488 and the average interest rate was 0.09% during the 7 day period.

The following tables represent the disclosure for derivative instruments related to offsetting assets and liabilities for each of the Funds as of June 30, 2022:

Alternative Strategies Fund
	Derivative Assets					Derivative Liabilities
Counterparty	Purchased Options	Futures(1)	Swaps(2)	Forward Currency Contracts	Total	Futures(1)	Swaps(2)	Forward Currency Contracts	Written Options	Total	Net Derivative Asset (Liabilities)	Collateral (Received) Pledged	Net Amount
Bank of America N.A.	$—	$—	$—	$59,862	$59,862	$—	$—	$—	$—	$—	$59,862	$—	$59,862
Barclays Bank Plc	—	—	82,810	18,369	101,179	—	—	—	—	—	101,179	—	101,179
Citigroup Global Markets, Inc.	—	404,829	—	—	404,829	(1,455,659)	—	—	—	(1,455,659)	(1,050,830)	—	(1,050,830)
Goldman Sachs & Co.	—	—	57,108	—	57,108	—	(15,504)	—	(26,975)	(42,479)	14,629	—	14,629
HSBC Bank USA	—	—	—	—	—	—	—	(3,521)	—	(3,521)	(3,521)	—	(3,521)
JPMorgan Chase Bank N.A.	—	1,112,878	52,363	135,633	1,300,874	(4,134,830)	—	(31,550)	—	(4,166,380)	(2,865,506)	367,499	(2,498,007)
Morgan Stanley & Co.	—	—	11,990	149,979	161,969	—	(142,569)	(31,491)	(45,242)	(219,302)	(57,333)	57,333	—

Total	$—	$1,517,707	$204,271	$363,843	$2,085,821	$(5,590,489)	$(158,073)	$(66,562)	$(72,217)	$(5,887,341)	$(3,801,520)	$424,832	$(3,376,688)

(1)

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilites.

(2)

Does not include the unrealized appreciation (depreciation) of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statements of Assets and Liabilities.

High Income Alternatives Fund
	Derivative Assets					Derivative Liabilities
Counterparty	Purchased Options	Futures(1)	Swaps(2)	Forward Currency Contracts	Total	Futures(1)	Swaps(2)	Forward Currency Contracts	Written Options	Total	Net Derivative Asset (Liabilities)	Collateral (Received) Pledged	Net Amount
Bank of America N.A.	$143	$—	$—	$—	$143	$—	$—	$—	$—	$—	$143	$—	$143
Barclays Bank Plc	—	—	—	92	92	—	—	—	—	—	92	—	92
Goldman Sachs & Co.	—	9,194	—	—	9,194	(6,818)	—	—	—	(6,818)	2,376	—	2,376
Goldman Sachs International	6	—	—	182	188	—	—	—	—	—	188	—	188
Morgan Stanley & Co.	80,559	—	—	—	80,559	—	—	—	—	—	80,559	—	80,559
UBS Securities LLC	—	—	—	—	—	—	—	—	(363,683)	(363,683)	(363,683)	—	(363,683)

Total	$80,708	$9,194	$—	$274	$90,176	$(6,818)	$—	$—	$(363,683)	$(370,501)	$(280,325)	$—	$(280,325)

(1)

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilites.

(2)

Does not include the unrealized appreciation (depreciation) of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statements of Assets and Liabilities.

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DBi Managed Futures Strategy ETF (Consolidated)
	Derivative Assets					Derivative Liabilities
Counterparty	Purchased Options	Futures(1)	Swaps	Forward Currency Contracts	Total	Futures(1)	Swaps	Forward Currency Contracts	Written Options	Total	Net Derivative Asset (Liabilities)	Collateral (Received) Pledged	Net Amount
Societe Generale	$—	$2,518,570	$—	$—	$2,518,570	$(2,616,131)	$—	$—	$—	$(2,616,131)	$(97,561)	$—	$(97,561)

(1)

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

DBi Hedge Strategy ETF
	Derivative Assets					Derivative Liabilities
Counterparty	Purchased Options	Futures(1)	Swaps	Forward Currency Contracts	Total	Futures(1)	Swaps	Forward Currency Contracts	Written Options	Total	Net Derivative Asset (Liabilities)	Collateral (Received) Pledged	Net Amount
Societe Generale	$—	$90,011	$—	$—	$90,011	$(72,349)	$—	$—	$—	$(72,349)	$17,662	$—	$17,662

(1)

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

Note 10 – Income Taxes and Distributions to Shareholders

As of December 31, 2021, the components of accumulated earnings (losses) for income tax purposes were as follows:

	Equity Fund	International Fund	Oldfield International Value Fund	SBH Focused Small Value Fund
Tax cost of Investments and derivatives	$171,652,282	$312,931,201	$24,171,504	$51,471,747
Gross Tax unrealized appreciation	111,957,959	38,369,949	2,978,299	13,289,806
Gross Tax unrealized depreciation	(7,933,429)	(4,836,260)	(1,558,542)	(1,590,959)

Net Tax unrealized appreciation (depreciation) on investments and derivatives	104,024,530	33,533,689	1,419,757	11,698,847
Net Tax unrealized appreciation (depreciation) on foreign currency	(5,210)	(49,691)	(1,686)	—

Net Tax unrealized appreciation (depreciation)	104,019,320	33,483,998	1,418,071	11,698,847

Undistributed Ordinary Income	240,225	54,861	59,431	—

Undistributed Long-Term Capital Gains	3,589,225	—	—	—

Capital Loss Carry Forward	—	(7,330,754)	—	—

Late Year Ordinary Loss Deferral	—	—	—	—

Post-October Capital Losses Deferral	—	—	—	(129,718)

Other Accumulated Gains	—	—	—	—

Total accumulated gain/(loss)	$107,848,770	$26,208,105	$1,477,502	$11,569,129

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	Alternative Strategies Fund	High Income Alternatives Fund	Dolan McEniry Corporate Bond Fund	DBi Managed Futures Strategy ETF (Consolidated)	DBi Hedge Strategy ETF
Tax cost of Investments and derivatives	$1,475,826,255	$106,217,680	$94,073,371	$13,867,688	$5,298,871
Gross Tax unrealized appreciation	132,662,640	1,559,321	526,965	629,542	9
Gross Tax unrealized depreciation	(93,934,431)	(743,850)	(873,957)	(131)	(37)

Net Tax unrealized appreciation (depreciation) on investments and derivatives	38,728,209	815,471	(346,992)	629,411	(28)
Net Tax unrealized appreciation (depreciation) on foreign currency	(32,036)	(867)	—	—	—

Net Tax unrealized appreciation (depreciation)	38,696,173	814,604	(346,992)	629,411	(28)

Undistributed Ordinary Income	6,816,870	371,962	—	—	—

Undistributed Long-Term Capital Gains	—	—	80,695	—	—

Capital Loss Carry Forward	—	—	—	—	—

Late Year Ordinary Loss Deferral	—	—	—	—	(16,840)

Post-October Capital Losses Deferral	(2,344,080)	—	(49,668)	(766,683)	(10,837)

Straddle Loss Deferral and Reversal	(7,183,307)	—	—	—	—

Other Accumulated Losses	(10,379)	(1,643)	—	—	—

Total accumulated gain/(loss)	$35,975,277	$1,184,923	$(315,965)	$(137,272)	$(27,705)

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to wash sales, premium amortization accruals, forward foreign currency exchange contracts mark to market, futures contracts mark to market, options contracts mark to market, swap contracts mark to market, passive foreign investment company adjustments, partnership basis adjustments, organizational expenses, constructive sales, and non REIT ROC basis adjustments.

For the year ended December 31, 2021, capital loss carry over used in current year was as follows:

Fund	Capital Loss Carryover Utilized
International Fund	$55,999,686
SBH Focused Small Value Fund	2,832,449
High Income Alternatives Fund	1,729,117

The capital loss carry forwards for each Fund were as follows:

International Fund
Capital Loss Carryforwards
Perpetual Short-Term	$(7,330,754)
Perpetual Long-Term	—

Total	$(7,330,754)

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Additionally, GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2021, the following table shows the reclassifications made:

Fund	Accumulated Distributable Earnings (Deficit)	Paid In Capital
Equity Fund*	$(3,670,835)	$3,670,835
International Fund*	148,063	(148,063)
Oldfield International Value Fund*	—	—
SBH Focused Small Value Fund*	(28,833)	28,833
Alternative Strategies Fund*	(3,392,836)	3,392,836
High Income Alternatives Fund*	46,726	(46,726)
Dolan McEniry Corporate Bond Fund*	—	—
DBi Managed Futures Strategy ETF*	(721,245)	721,245
DBi Hedge Strategy ETF*	—	—

*

The permanent differences primarily relate to return of capital distributions, premium amortization, foreign currency gains/losses, paydown gains/losses, passive foreign investment company gains/losses, swaps adjustments, Subsidiary adjustments, equalization adjustments, and tax treatment of partnerships.

The tax composition of dividends (other than return of capital dividends), for the six months ended June 30, 2022 and the year ended December 31, 2021 were as follows:

	Six Months Ended June 30, 2022			2021
Fund	Ordinary Income	Long-Term Capital Gain	Ordinary Income	Long-Term Capital Gain	Return of Capital
Equity Fund	$—	$—	$1,953,965	$36,670,924	$—
International Fund		—	12,424,454	—	—
Oldfield International Value Fund	—	—	725,262	—	—
SBH Focused Small Value Fund	—	—	1,466,176	—	—
Alternative Strategies Fund	21,499,442	—	63,630,125	29,448,872	—
High Income Alternatives Fund	1,821,431	262.298	5,437,135	—	—
Dolan McEniry Corporate Bond Fund	875,008	—	1,577,764	176,585	—
DBi Managed Futures Strategy ETF	—	—	1,819,004	1,817,127	2,722,219
DBi Hedge Strategy ETF	—	—	934,164	2,074,336
RBA Responsible Global Allocation ETF	39,111	—	—	—	—

The Funds did not have any unrecognized tax benefits at December 31, 2021, nor were there any increases or decreases in unrecognized tax benefits for the year ended December 31, 2021. The Funds are subject to examination by the U.S. federal and state tax authorities for returns filed for the prior three and four fiscal years, respectively.

Note 11 – Line of Credit

The Trust has an unsecured, uncommitted $75,000,000 line of credit with the Custodian, for the Equity Fund, International Fund, Oldfield International Value Fund, SBH Focus Small Value Fund and High Income Alternatives Fund (the “Five Funds”) expiring on April 28, 2023. Under this agreement, borrowing interest rate is equal to the sum of applicable margin of 1.00%, and applicable rate of 0.10%, plus the higher of (i) the Federal Funds Effective Rate and (ii) Overnight Bank Funding Rate. There is no annual commitment fee on the uncommitted line of credit. There was $25,000 annual administrative fee charged at the May 1, 2022 renewal. The Trust also has a secured, uncommitted $125,000,000 line of credit for the Alternative Strategies Fund with the Custodian, expiring on July 21, 2022. There is no annual commitment fee but, a non-refundable up-front fee of $50,000 paid for each yearly amendment. The line of credit is secured by a general security interest in substantially all of the Alternative Strategies Fund’s assets. Under this agreement, the borrowing rate is the Overnight Margin (1.25%) plus the higher of (i) the Federal Funds Effective Rate and (ii) the Overnight Bank Funding Rate.

Amounts outstanding to the Five Funds under the Facility at no time shall exceed in the aggregate at any time the least of (a) $75,000,000; (b) 10% of the value of the total assets of each Fund less such Fund’s total liabilities not represented by senior securities less the value of any assets of the Fund pledged to, or otherwise segregated for the benefit of a party other than the Bank and in connection with a liability not reflected in the calculation of the Fund’s total liabilities. Amounts outstanding for the Alternative Strategies Fund at no time shall exceed in the aggregate at any time the lesser of the (a) Borrowing Base, (b) the Facility amount of $125,000,000 and (c) should not have an

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aggregate amount of outstanding senior securities representing indebtedness the least of (i) 33 1/3% of the Alternative Strategies Fund’s net assets and (ii) the maximum amount that the Fund would be permitted to incur pursuant to applicable law.

For the six months ended June 30, 2022, the interest expense was $20,154 for Equity Fund, and $13,880 for International Fund. For the six months ended June 30, 2022, there were no borrowings for the Oldfield International Value Fund, SBH Focused Small Value Fund, Alternative Strategies Fund and High Income Alternatives Fund, and there was no balance outstanding at the end of the period. There was no balance outstanding at June 30, 2022 for the Equity Fund, and International Fund. The average borrowing for the six months ended June 30, 2022 for the Equity Fund for the period the line was drawn was $15,000,000, at an average borrowing rate of 1.1798%. The average borrowing for the six months ended June 30, 2022 for the International Fund for the period the line was drawn was $9,409,091, at an average borrowing rate of 1.1968%. During the six months ended June 30, 2022, the maximum borrowing was $15,000,000, and $15,000,000 for the Equity Fund, and International Fund, respectively.

Note 12 – Principal Risks

Below are summaries of the principal risks of investing in one or more of the Funds, each of which could adversely affect a Fund’s net asset value, yield and total return. Each risk listed below does not necessarily apply to each Fund, and you should read a Fund’s prospectus carefully for a description of the principal risks associated with investing in a particular Fund.

•

Asset-Backed Securities Risk. This is the risk that the impairment of the value of the collateral underlying a security in which the High Income Alternatives Fund invests, such as the non-payment of loans, will result in a reduction in the value of the security. The value of these securities may also fluctuate in response to the market’s perception of the value of issuers or collateral.

•

Below Investment-Grade Fixed Income Securities Risk. This is the risk of investing in below investment-grade fixed income securities (also known as “junk bonds”), which may be greater than that of higher rated fixed income securities. These securities are rated Ba1 through C by Moody’s Investors Service (“Moody’s”) or BB+ through D by Standard & Poor’s Rating Group (“S&P”) (or comparably rated by another nationally recognized statistical rating organization), or, if not rated by Moody’s or S&P, are considered by the sub-advisors to be of similar quality. These securities have greater risk of default than higher rated securities. The market value of these securities is more sensitive to corporate developments and economic conditions and can be volatile. Market conditions can diminish liquidity and make accurate valuations difficult to obtain. There is no limit to the Alternative Strategies Fund’s ability to invest in below investment-grade fixed income securities; however, under normal market conditions, it does not expect to invest more than 50% of its total assets in below investment-grade fixed income securities.

•	Capital Structure Arbitrage Risk. The perceived mispricing identified by the sub-advisor may not disappear or may even increase, in which case losses may be realized.

•

Collateral Risk. If the Alternative Strategies Fund and High Income Alternatives Fund’s financial instruments are secured by collateral, the issuer may have difficulty liquidating the collateral and/or the Fund may have difficulty enforcing its rights under the terms of the securities if an issuer defaults. Collateral may be insufficient or the Fund’s right to the collateral may be set aside by a court. Collateral will generally consist of assets that may not be readily liquidated, including for example, equipment, inventory, work in the process of manufacture, real property and payments to become due under contracts or other receivable obligations. There is no assurance that the liquidation of those assets would satisfy an issuer’s obligations under a financial instrument. Non-affiliates and affiliates of issuers of financial instruments may provide collateral in the form of secured and unsecured guarantees and/or security interests in assets that they own, which may also be insufficient to satisfy an issuer’s obligations under a financial instrument.

•

Collateralized Loan Obligations and Collateralized Debt Obligations Risk. Collateralized loan obligations (“CLOs”) bear many of the same risks as other forms of asset-backed securities, including interest rate risk, credit risk and default risk. As they are backed by pools of loans, CLOs also bear similar risks to investing in loans directly. CLOs issue classes or “tranches” that vary in risk and yield. CLOs may experience substantial losses attributable to loan defaults. Losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. The Alternative Strategies Fund and High Income Alternatives Fund’s investment in CLOs may decrease in market value when the CLO experiences loan defaults or credit impairment, the disappearance of a subordinate tranche, or market anticipation of defaults and investor aversion to CLO securities as a class.

Collateralized debt obligations (“CDOs”) are structured similarly to CLOs and bear the same risks as CLOs including interest rate risk, credit risk and default risk. CDOs are subject to additional risks because they are backed by pools of assets other than loans including securities (such as other asset-backed securities), synthetic instruments or bonds and may be highly leveraged. Like CLOs, losses incurred by a CDO are borne first by holders of subordinate tranches. Accordingly, the risks of CDOs depend largely on the type of underlying collateral and the tranche of CDOs in which the Fund invests. For example, CDOs that obtain their exposure through synthetic investments entail the risks associated with derivative instruments.

•

Commodity Risk. Exposure to the commodities markets (including financial futures markets) may subject the DBi Managed Futures Strategy ETF, through its investment in a wholly-owned subsidiary (the “Subsidiary”), which is organized under the laws of the Cayman

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Islands and is advised by the sub-advisor, to greater volatility than investments in traditional securities. Prices of commodities and related contracts may fluctuate significantly over short periods for a variety of reasons, including changes in interest rates, supply and demand relationships and balances of payments and trade; weather and natural disasters; governmental, agricultural, trade, fiscal, monetary and exchange control programs and policies, public health crises and trade or price wars among commodity producers or buyers. The commodity markets are subject to temporary distortions and other disruptions. U.S. futures exchanges and some foreign exchanges have regulations that limit the amount of fluctuation in futures contract prices which may occur during a single business day. Limit prices have the effect of precluding trading in a particular contract or forcing the liquidation of contracts at disadvantageous times or prices.

•

Communications Services Sector Risk. A Fund may invest a portion of its assets in the communications services sector. Media and communications companies may be significantly affected by product and service obsolescence due to technological advancement or development, competitive pressures, substantial capital requirements, fluctuating demand and changes in regulation.

•

Consumer Discretionary Sector Risk. A Fund may invest a portion of its assets in the consumer discretionary sector. The success of consumer product manufacturers and retailers is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products and services in the marketplace.

•

Consumer Staples Sector Risk. Certain of the Funds, through the implementation of their respective investment strategies, may from time to time invest a significant portion of their assets in the consumer staples sector, which includes, for example, the food and staples retailing industry, the food, beverage and tobacco industry and the household and personal products industry. This sector can be significantly affected by, among other factors, the regulation of various product components and production methods, marketing campaigns and changes in the global economy, consumer spending and consumer demand. Tobacco companies, in particular, may be adversely affected by new laws, regulations and litigations. Companies in the consumer staples sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. These companies may be subject to severe competition, which may have an adverse impact on their profitability.

•

Convertible Arbitrage Risk. Arbitrage strategies involve engaging in transactions that attempt to exploit price differences of identical, related or similar securities on different markets or in different forms. A Fund may realize losses or reduced rate of return if underlying relationships among securities in which investment positions are taken change in an adverse manner or a transaction is unexpectedly terminated or delayed. Trading to seek short-term capital appreciation can be expected to cause the Fund’s portfolio turnover rate to be substantially higher than that of the average equity-oriented investment company, resulting in higher transaction costs and additional capital gains tax liabilities.

•

Convertible Securities Risk. This is the risk that the market value of convertible securities may fluctuate due to changes in, among other things, interest rates; other general economic conditions; industry fundamentals; market sentiment; the issuer’s operating results, financial statements, and credit ratings; and the market value of the underlying common or preferred stock.

•

Corporate Debt Obligations Risk. Corporate debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations. Therefore, the High Income Alternatives Fund may be indirectly exposed to such risks associated with corporate debt obligations.

•

Country/Regional Risk. World events – such as political upheaval, financial troubles, or natural disasters – may adversely affect the value of securities issued by companies in foreign countries or regions. Because each of the International Fund and Oldfield International Value Fund may invest a large portion of its assets in securities of companies located in any one country or region, including emerging markets, the Fund’s performance may be hurt disproportionately by the poor performance of its investments in that area. This risk is heightened in emerging markets.

•

Currency Risk. This is the risk that investing in foreign currencies may expose the Fund to fluctuations in currency exchange rates and that such fluctuations in the exchange rates may negatively affect an investment related to a currency or denominated in a foreign currency. The Alternative Strategies Fund may invest in foreign currencies for investment and hedging purposes. All of the Funds may invest in foreign currencies for hedging purposes.

•

Cybersecurity Risk. Information and technology systems relied upon by the Funds, the Advisor, the sub-advisors, the Funds’ service providers (including, but not limited to, Fund accountants, custodians, transfer agents, administrators, distributors and other financial intermediaries) and/or the issuers of securities in which a Fund invests may be vulnerable to damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons, security breaches, usage errors, power outages and catastrophic events such as fires, tornadoes, floods, hurricanes and earthquakes. Although the Advisor has implemented measures to manage risks relating to these types of events, if these systems are compromised, become inoperable for extended periods of time or cease to function properly, significant investment may be required to fix or replace them. The failure of these

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systems and/or of disaster recovery plans could cause significant interruptions in the operations of the Funds, the Advisor, the sub-advisors, the Funds’ service providers and/or issuers of securities in which a Fund invests and may result in a failure to maintain the security, confidentiality or privacy of sensitive data, including personal information relating to investors (and the beneficial owners of investors). Such a failure could also harm the reputation of the Funds, the Advisor, the sub-advisors, the Funds’ service providers and/or issuers of securities in which a Fund invests, subject such entities and their respective affiliates to legal claims or otherwise affect their business and financial performance.

•

Derivatives Risk. This is the risk that an investment in derivatives may not correlate completely to the performance of the underlying securities and may be volatile and that the insolvency of the counterparty to a derivative instrument could cause the Fund to lose all or substantially all of its investment in the derivative instrument, as well as the benefits derived therefrom.

•

Options Risk. This is the risk that an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves and may be subject to a complete loss of the amounts paid as premiums to purchase the options.

•

Futures Contracts Risk. This is the risk that an investment in futures contracts may be subject to losses that exceed the amount of the premiums paid and may subject the Fund’s net asset value to greater volatility.

•

P-Notes Risk. This is the risk that the performance results of P-Notes will not replicate exactly the performance of the issuers or markets that the P-Notes seek to replicate. Investments in P-Notes involve risks normally associated with a direct investment in the underlying securities as well as additional risks, such as counterparty risk.

•

Swaps Risk. Risks inherent in the use of swaps include: (1) swap contracts may not be assigned without the consent of the counterparty; (2) potential default of the counterparty to the swap; (3) absence of a liquid secondary market for any particular swap at any time; and (4) possible inability of the Fund to close out the swap transaction at a time that otherwise would be favorable for it to do so.

•

Emerging Markets Risk. A Fund may invest a portion of its assets in emerging market countries. Emerging market countries are those with immature economic and political structures, and investing in emerging markets entails greater risk than in developed markets. Such risks could include those related to government dependence on a few industries or resources, government-imposed taxes on foreign investment or limits on the removal of capital from a country, unstable government, and volatile markets.

•

Equity Hedge Strategy Risk. The DBi Hedge Strategy ETF uses various investment strategies that seek to identify the main drivers of performance of a diversified portfolio of the largest long/short equity hedge funds. These investment strategies involve the use of complex derivatives techniques, and there is no guarantee that these strategies will succeed. The use of such strategies and techniques may subject the Fund to greater volatility and loss than investing in individual equity securities. There can be no assurance that utilizing a certain approach or model will achieve a particular level of return or reduce volatility and loss.

•

Equity Securities Risk. This is the risk that the value of equity securities may fluctuate, sometimes rapidly and unpredictably, due to factors affecting the general market, an entire industry or sector, or particular companies. These factors include, without limitation, adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment; increases in production costs; and significant management decisions. This risk is greater for small- and medium-sized companies, which tend to be more vulnerable to adverse developments than larger companies.

•	ETF Risk. The DBi Managed Futures Strategy ETF and the DBi Hedge Strategy ETF are each an ETF, and, as a result of an ETF’s structure, each is exposed to the following risks:

•

Authorized Participants, Market Makers, and Liquidity Providers Limitation Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares of the Fund (“Shares”) may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

•

Cash Redemption Risk. The Fund’s investment strategy may require it to redeem Shares for cash or to otherwise include cash as part of its redemption proceeds. The Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

•

Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

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•

Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility and volatility in the Fund’s portfolio holdings, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant. If an investor purchases Shares at a time when the market price is at a premium to the NAV of the Shares or sells at a time when the market price is at a discount to the NAV of the Shares, then the investor may sustain losses that are in addition to any losses caused by a decrease in NAV.

•

Trading. Although Shares are listed for trading on a national securities exchange, and may be traded on other U.S. exchanges, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares.

•

European Investment Risk. Each of the International Fund and Oldfield International Value Fund may invest a significant portion of its assets in issuers based in Western Europe and the United Kingdom (“UK”). The economies of countries in Europe are often closely connected and interdependent, and events in one country in Europe can have an adverse impact on other European countries. Efforts by the member countries of the European Union (“EU”) to continue to unify their economic and monetary policies may increase the potential for similarities in the movements of European markets and reduce the potential investment benefits of diversification within the region. However, the substance of these policies may not address the needs of all European economies. European financial markets have in recent years experienced increased volatility due to concerns with some countries’ high levels of sovereign debt, budget deficits and unemployment. Markets have also been affected by the withdrawal of the UK from the EU (an event commonly known as “Brexit”). On January 31, 2020, the UK officially withdrew from the EU and entered into a transition period until December 31, 2020, during which the UK effectively remained in the EU from an economic perspective. The impact of Brexit on the UK, the EU and the broader global economy may be significant. As a result of the political divisions within the UK and between the UK and the EU that the referendum vote has highlighted and the uncertain consequences of Brexit, the UK and European economies and the broader global economy could be significantly impacted, which may result in increased volatility and illiquidity and potentially lower economic growth on markets in the UK, Europe and globally, which could potentially have an adverse effect on the value of a Fund’s investments.

•

Event-Driven Risk. Event-driven strategies seek to profit from the market inefficiencies surrounding market events, such as mergers, acquisitions, asset sales, restructurings, refinancings, recapitalizations, reorganizations or other special situations. Event-driven investing involves attempting to predict the outcome of a particular transaction as well as the optimal time at which to commit capital to it. Event-driven opportunities involve difficult legal as well as financial analysis, as some of the principal impediments to the consummation of major corporate events are often legal or regulatory rather than economic. In addition, certain of the securities issued in the context of major corporate events include complex call, put and other features, and it is difficult to precisely evaluate the terms and embedded option characteristics of these securities. A Fund may take both long and short positions in a wide range of securities, derivatives and other instruments in implementing its event-driven strategies.

•

Financial Sector Risk. A Fund may invest a portion of its assets in the financial services sector and, therefore, the performance of the Fund could be negatively impacted by events affecting this sector, including changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt and the availability and cost of capital.

•

Fixed Income Securities Risk. Interest rates may go up resulting in a decrease in value of the securities held by a Fund. Fixed income securities held by a Fund are also subject to interest rate risk, credit risk, call risk and liquidity risk, which are more fully described below.

•

Credit Risk. Credit risk is the risk that an issuer will not make timely payments of principal and interest. A credit rating assigned to a particular debt security is essentially an opinion as to the credit quality of an issuer and may prove to be inaccurate. There is also the risk that a bond issuer may “call,” or repay, its high yielding bonds before their maturity dates.

•

Interest Rate Risk. Interest rates may go up resulting in a decrease in the value of the securities held by a Fund. Interest rates have been historically low, so a Fund faces a heightened risk that interest rates may rise. Debt securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment.

•	Call Risk. During periods of declining interest rates, a bond issuer may “call” or repay its high yielding bonds before their maturity dates.

•

Liquidity Risk. Certain securities may be difficult or impossible to sell at the time and the price that a Fund would like. Trading opportunities are more limited for fixed income securities that have not received any credit ratings, have received ratings below investment grade or are not widely held. The values of these securities may fluctuate more sharply than those of other securities, and a Fund may experience some difficulty in closing out positions in these securities at prevailing market prices.

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•

Foreign Investment and Emerging Markets Risks. This is the risk that an investment in foreign (non-U.S.) securities may cause the Funds to experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to factors such as currency conversion rate fluctuations, currency blockages, political and economic instability, differences in financial reporting, accounting and auditing standards, nationalization, expropriation or confiscatory taxation, and smaller and less-strict regulation of securities markets. These risks are greater in emerging markets. There is no limit to the Alternative Strategies Fund’s ability to invest in emerging market securities; however, under normal market conditions, it does not expect to invest more than 50% of its total assets in emerging market securities; however, some Funds may invest a portion of their assets in stocks of companies based outside of the United States.

•

Forward Contracts Risk. Forward contracts involve an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties in an amount and at a price set at the time of the contract. At the maturity of a forward contract, a fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. A Fund may invest in non-deliverable forwards, which are cash-settled, short-term forward contracts on foreign currencies that are non-convertible and that may be thinly traded or illiquid. The use of forward contracts involves various risks, including the risks associated with fluctuations in foreign currency and the risk that the counterparty will fail to fulfill its obligations.

•

General Market Risk; Recent Market Events. The value of a Fund’s shares will fluctuate based on the performance of the Fund’s investments and other factors affecting the securities markets generally. Certain investments selected for a Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time. The value of a Fund’s investments may go up or down, sometimes dramatically and unpredictably, based on current market conditions, such as real or perceived adverse political or economic conditions, inflation, changes in interest rates, lack of liquidity in the fixed income markets or adverse investor sentiment.

•

Healthcare Sector Risk. A Fund may invest a portion of its assets in the healthcare sector. The profitability of companies in the healthcare sector may be adversely affected by government regulations and government healthcare programs, increases or decreases in the cost of medical products and services and product liability claims, among other factors. Many healthcare companies are heavily dependent on patent protection, and the expiration of a company’s patent may adversely affect that company’s profitability. Healthcare companies are subject to competitive forces that may result in price discounting, and may be thinly capitalized and susceptible to product obsolescence.

•

Industrial Sector Risk. A Fund may invest a portion of its assets in the industrial sector. Companies in the industrial sector could be affected by, among other things, government regulation, world events and global economic conditions, insurance costs, and labor relations issues.

•

Investment in Investment Companies Risk. This is the risk that investing in other investment companies, including ETFs, CEFs, BDCs, unit investment trusts and open-end funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the High Income Alternatives Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, which will reduce the Fund’s performance. In addition, investments in an ETF are subject to, among other risks, the risk that the ETF’s shares may trade at a discount or premium relative to the net asset value of the shares and the listing exchange may halt trading of the ETF’s shares. BDCs may carry risks similar to those of a private equity or venture capital fund. BDC company securities are not redeemable at the option of the shareholder and they may trade in the market at a discount to their net asset value. BDCs usually trade at a discount to their net asset value because they invest in unlisted securities and have limited access to capital markets. Shares of CEFs also frequently trade at a discount to their net asset value for those and other reasons.

•

Investment Selection Risk. The specific investments held in the Fund’s investment portfolio may underperform other funds in the same asset class or benchmarks that are representative of the general performance of the asset class because of a portfolio manager’s choice of securities.

•

Investments in Loan Risk. Investments in loans, including loan syndicates and other direct lending opportunities, involve special types of risks, including credit risk, interest rate risk, counterparty risk and prepayment risk. Loans may offer a fixed or floating interest rate. Loans are often generally below investment grade and may be unrated. The High Income Alternatives Fund’s investments in loans can also be difficult to value accurately and may be more susceptible to liquidity risk than fixed-income instruments of similar credit quality and/or maturity. The Fund is also subject to the risk that the value of the collateral for the loan may be insufficient or unavailable to cover the borrower’s obligations should the borrower fail to make payments or become insolvent. Participations in loans may subject the Fund to the credit risk of both the borrower and the issuer of the participation and may make enforcement of loan covenants, if any, more difficult for the Fund as legal action may have to go through the issuer of the participations. Transactions in loans are often subject to long settlement periods, thus potentially limiting the ability of the Fund to invest sale proceeds in other investments and to use proceeds to meet its current redemption obligations. In addition, many banks have been weakened by the recent financial crisis, and it may be difficult for the Fund to obtain an accurate picture of a lending bank’s financial condition.

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•

Japanese Investment Risk. Japan may be subject to political, economic, nuclear and labor risks, among others. Any of these risks, individually or in the aggregate, can impact an investment made in Japan. The growth of Japan’s economy has recently lagged that of its Asian neighbors and other major developed economies. Since 2000, Japan’s economic growth rate has generally remained low relative to other advanced economies, and it may remain low in the future. The Japanese economy faces several concerns, including a financial system with large levels of nonperforming loans, overleveraged corporate balance sheets, extensive cross-ownership by major corporations, a changing corporate governance structure, large government deficits, heavy dependence on international trade and oil and other commodity imports, an aging workforce and significant population decline, sometimes unpredictable national politics, political tensions with China, and natural disasters, such as earthquakes, volcanic eruptions, typhoons and tsunamis. Any of these concerns could negatively affect the value of Japanese investments.

•

Large Shareholder Purchase and Redemption Risk. This is the risk that a Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell its securities at times when it would not otherwise do so, which may negatively impact the Fund’s net asset value and liquidity. Similarly, large share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

•

Leverage Risk. This is the risk that leverage may cause the effect of an increase or decrease in the value of the Alternative Strategies Fund’s portfolio securities to be magnified and the Fund to be more volatile than if leverage was not used. Leverage may result from certain transactions, including the use of derivatives and borrowing. Under normal circumstances, the Alternative Strategies Fund may borrow amounts up to one third of the value of its total assets except that it may exceed this limit to satisfy redemption requests or for other temporary purposes.

•

LIBOR Risk. LIBOR is used extensively in the U.S. and globally as a “benchmark” or “reference rate” for various commercial and financial contracts, including corporate and municipal bonds, bank loans, asset-backed and mortgage-related securities, interest rate swaps and other derivatives. For example, debt securities in which a Fund invests may pay interest at floating rates based on LIBOR or may be subject to interest caps or floors based on LIBOR. A Fund’s derivative investments may also reference LIBOR. In addition, issuers of instruments in which a Fund invests may obtain financing at floating rates based on LIBOR, and a Fund may use leverage or borrowings based on LIBOR. In July 2017, the head of the United Kingdom Financial Conduct Authority announced the intention to phase out the use of LIBOR by the end of 2021. There is currently no definitive information regarding the future utilization of LIBOR or of any particular replacement reference rate. Abandonment of or modifications to LIBOR could have adverse impacts on newly issued financial instruments and existing financial instruments that reference LIBOR.

•

Liquidity and Valuation Risk. It may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price, or the price at which it has been valued by iM Global for purposes of the Fund’s net asset value, causing the Fund to be less liquid and unable to realize what iM Global believes should be the price of the investment. Valuation of portfolio investments may be difficult, such as during periods of market turmoil or reduced liquidity, and for investments that may, for example, trade infrequently or irregularly. In these and other circumstances, an investment may be valued using fair value methodologies, which are inherently subjective, reflect good faith judgments based on available information and may not accurately estimate the price at which the Fund could sell the investment at that time. These risks may be heightened for fixed-income instruments because of the near historically low interest rate environment as of the date of this prospectus. Based on its investment strategies, a significant portion of the Fund’s investments can be difficult to value and potentially less liquid and thus particularly prone to the foregoing risks.

•

Long Short Risk. The DBi Hedge Strategy ETF seeks long exposure to certain factors and short exposure to certain other factors. The Fund may or may not take long or short positions in correlated asset classes. The Fund could lose money if either or both of the Fund’s long and short positions produce negative returns. The sub-advisor’s proprietary, quantitative model, the Dynamic Beta Engine, may or may not identify long and short positions in correlated asset classes. There is no guarantee that the returns of the Fund’s long and short positions will produce positive returns.

•

Managed Futures Strategy Risk. In seeking to achieve its investment objective, the DBi Managed Futures Strategy ETF will utilize various investment strategies that involve the use of complex investment techniques, and there is no guarantee that these strategies will succeed. The use of such strategies and techniques may subject the Fund to greater volatility and loss. There can be no assurance that utilizing a certain approach or model will achieve a particular level of return or reduce volatility and loss.

•	Merger Arbitrage Risk. This is the risk that a proposed reorganization in which the Alternative Strategies Fund invests may be renegotiated or terminated.

•

Mid-Sized Companies Risk. Securities of companies with mid-sized market capitalizations are generally more volatile and less liquid than the securities of large-capitalization companies. Mid-sized companies may be more reliant on a few products, services or key personnel, which can make it riskier than investing in larger companies with more diverse product lines and structured management. Mid-sized companies may have relatively short operating histories or may be newer public companies. Some of these companies have more

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aggressive capital structures, including higher debt levels, than large-cap companies, or are involved in rapidly growing or changing industries and/or new technologies, which pose additional risks.

•

Models and Data Risk. The Alternative Strategies Fund uses proprietary systematic and quantitative models as part of its investment strategies. These models may fail to identify profitable opportunities at any time. Furthermore, the models may incorrectly identify opportunities and these misidentified opportunities may lead to substantial losses for the Fund. Models may be predictive in nature and such models may result in an incorrect assessment of future events. Data used in the construction of models may prove to be inaccurate or stale, which may result in losses for the Fund.

•

Mortgage-Backed Securities Risk. This is the risk of investing in mortgaged-backed securities, which includes interest rate risk, prepayment risk and the risk of defaults on the mortgage loans underlying these securities.

•

Multi-Style Management Risk. Because portions of a Fund’s assets are managed by different portfolio managers using different styles, the Fund could experience overlapping security transactions. Certain portfolio managers may be purchasing securities at the same time other portfolio managers may be selling those same securities, which may lead to higher transaction expenses compared to a Fund using a single investment management style.

•

Non-Diversified Fund Risk. Because each of the DBi Managed Futures Strategy ETF and the DBi Hedge Strategy ETF is “non-diversified,” each may invest a greater percentage of its assets in the securities of a single issuer. As a result, a decline in the value of an investment in a single issuer could cause a Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

•

Portfolio Turnover Risk. This is the risk that a Fund may experience high portfolio turnover rates as a result of its investment strategies. High portfolio turnover rates may indicate higher transaction costs and may result in higher taxes when shares of a Fund are held in a taxable account as compared to shares in investment companies that hold investments for a longer period. High portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which may result in adverse tax consequences to a Fund’s shareholders as compared to shares in investment companies that hold investments for a longer period.

•

Prepayment and Extension Risk. In times of declining interest rates, a Fund’s higher yielding securities will be prepaid, and the Fund will have to replace them with securities having a lower yield. Rising interest rates could extend the life of securities with lower payment rates. This is known as extension risk and may increase a Fund’s sensitivity to rising rates and its potential for price declines.

•

Public Health Emergency Risk. This is the risk that pandemics and other public health emergencies, including outbreaks of infectious diseases such as the current outbreak of the novel coronavirus (“COVID-19”), can result, and in the case of COVID-19 is resulting, in market volatility and disruption, and materially and adversely impact economic conditions in ways that cannot be predicted, all of which could result in substantial investment losses. Containment efforts and related restrictive actions by governments and businesses have significantly diminished and disrupted global economic activity across many industries. Less developed countries and their health systems may be more vulnerable to these impacts. The ultimate impact of COVID-19 or other health emergencies on global economic conditions and businesses is impossible to predict accurately. Ongoing and potential additional material adverse economic effects of indeterminate duration and severity are possible. The resulting adverse impact on the value of an investment in a Fund could be significant and prolonged.

•

Sector Weightings Risk. To the extent that a Fund emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single sector. By focusing its investments in a particular sector, a Fund may face more risks than if it were diversified broadly over numerous sectors.

•

Short Position Risk. A Fund will incur a loss as a result of a short position if the price of the short position instrument increases in value between the date of the short position sale and the date on which the Fund purchases an offsetting position. Short positions may be considered speculative transactions and involve special risks, including greater reliance on the ability to accurately anticipate the future value of a security or instrument. A Fund’s losses are potentially unlimited in a short position transaction.

•

Short Sale Risk. This is the risk that the value of a security the Alternative Strategies Fund sells short does not go down as expected. The risk of loss is theoretically unlimited if the value of the security sold short continues to increase. In addition, short sales may cause the Alternative Strategies Fund to be compelled, at a time disadvantageous to it, to buy the security previously sold short, thus resulting in a loss. To meet current margin requirements, the Alternative Strategies Fund is required to deposit with the broker additional cash or securities so that the total deposit with the broker is maintained daily at 150% of the current market value of the securities sold short.

•

Smaller Companies Risk. A Fund may invest a portion of its assets in the securities of small- and mid-sized companies. Securities of small and mid-cap companies are generally more volatile and less liquid than the securities of large-cap companies. This is because smaller companies may be more reliant on a few products, services or key personnel, which can make it riskier than investing in larger companies with more diverse product lines and structured management.

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•

Special Situations Risk. Investments in special situations (undervalued equities, merger arbitrage situations, distressed companies, etc.) may involve greater risks when compared to other investments a Fund may make due to a variety of factors. For example, mergers, acquisitions, reorganizations, liquidations or recapitalizations may fail or not be completed on the terms originally contemplated, and expected developments may not occur in a timely manner, if at all.

•

Subsidiary Risk. By investing in the Subsidiary, the DBi Managed Futures Strategy ETF is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this Prospectus, is not subject to all the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to continue to operate as it does currently and could adversely affect the Fund.

•

Tax Risk. The federal income tax treatment of the DBi Managed Futures Strategy ETF’s income from the Subsidiary may be negatively affected by future legislation, Treasury Regulations (proposed or final), and/or other Internal Revenue Service (“IRS”) guidance or authorities that could affect the character, timing of recognition, and/or amount of the Fund’s investment company taxable income and/ or net capital gains and, therefore, the distributions it makes. If the Fund failed the source of income test for any taxable year but was eligible to and did cure the failure, it could incur potentially significant additional federal income tax expenses. If, on the other hand, the Fund failed to qualify as a RIC for any taxable year and was ineligible to or otherwise did not cure the failure, it would be subject to federal income tax at the fund-level on its taxable income at the regular corporate tax rate (without reduction for distributions to shareholders), with the consequence that its income available for distribution to shareholders would be reduced and distributions from its current or accumulated earnings and profits would generally be taxable to its shareholders as dividend income.

Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this Prospectus and the Statement of Additional Information (“SAI”) and could adversely affect the Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.

•

TBAs and Dollar Rolls Risk. TBA (“to-be-announced”) and dollar roll transactions present special risks to the Alternative Strategies Fund. Although the particular TBA securities must meet industry-accepted “good delivery” standards, there can be no assurance that a security purchased on a forward commitment basis will ultimately be issued or delivered by the counterparty. During the settlement period, the Fund will still bear the risk of any decline in the value of the security to be delivered. TBAs and other forward settling securities involve leverage because they can provide investment exposure in an amount exceeding the fund’s initial investment. Leverage can magnify investment risks and cause losses to be realized more quickly. While dollar roll transactions involve the simultaneous purchase and sale of substantially similar TBA securities with different settlement dates, these transactions do not require the purchase and sale of identical securities so the characteristics of the security delivered to the Fund may be less favorable than the security delivered to the dealer.

•

Technology Investment Risk. A Fund may invest a portion of its assets in the technology sector, which is a very volatile segment of the market. The nature of technology is that it is rapidly changing. Therefore, products or services that may initially look promising may subsequently fail or become obsolete. In addition, many technology companies are younger, smaller and unseasoned companies which may not have established products, an experienced management team, or earnings history.

•

Unfavorable Tax Treatment Risk. This is the risk that a material portion of the Alternative Strategies Fund’s return could be in the form of net investment income or short-term capital gains, some of which may be distributed to shareholders and taxed at ordinary income tax rates. Therefore, shareholders may have a greater need to pay regular taxes than compared to other investment strategies that hold investments longer. Due to this investment strategy, it may be preferable for certain shareholders to invest in the Fund through pre-tax or tax-deferred accounts as compared to investment through currently taxable accounts. Potential shareholders are encouraged to consult their tax advisors in this regard.

•

U.S. Government and U.S. Agency Obligations Risk. Securities issued by U.S. Government agencies and instrumentalities have different levels of U.S. Government credit support. Some are backed by the full faith and credit of the U.S. Government, while others are supported by only the discretionary authority of the U.S. Government or only by the credit of the agency or instrumentality. No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored instrumentalities because they are not obligated to do so by law. Guarantees of timely prepayment of principal and interest do not assure that the market prices and yields of the securities are guaranteed nor do they guarantee the NAV or performance of a Fund, which will vary with changes in interest rates, the sub-advisor’s performance and other market conditions.

•

Value Stock Risk. Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of the manager, undervalued. The value of a security believed by a manager to be undervalued may never reach what is believed to be its full (intrinsic) value, or such security’s value may decrease.

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Note 13 – Fund Reorganizations

As of the close of business on September 17, 2021, pursuant to an Agreement and Plan of Reorganization (the “Reorganization”): (i) the iMGP Dolan McEniry Corporate Bond Fund (the “Dolan McEniry Corporate Bond Fund”) acquired all of the assets and assumed the liabilities of the iM Dolan McEniry Corporate Bond Fund (the “Predecessor Corporate Bond Fund”), a series of Manager Directed Portfolios (the “Target Trust”); (ii) the iMGP DBi Managed Futures Strategy ETF (the “DBi Managed Futures Strategy ETF”) acquired all of the assets and assumed the liabilities of the iM DBi Managed Futures Strategy ETF (the “Predecessor Managed Futures Strategy ETF”), a series of the Target Trust; and (iii) the iMGP DBi Hedge Strategy ETF (the “DBi Hedge Strategy ETF” and, together with the Dolan McEniry Corporate Bond Fund, the DBi Managed Futures Strategy ETF, the “Acquiring Funds”) acquired all of the assets and assumed the liabilities of the iM DBi Hedge Strategy ETF (the “Predecessor Hedge Strategy ETF” and, together with the Predecessor Corporate Bond Fund and the Predecessor Managed Futures Strategy ETF, the “Predecessor Funds”).

The shareholders of each Predecessor Fund received shares of the corresponding Acquiring Fund with an aggregate net asset value (“NAV”) equal to the aggregate NAV of its shares in the Predecessor Fund immediately prior to the Reorganization at the following conversion ratios:

Predecessor Corporate Bond Fund Shares Prior to Reorganization	Conversion Ratio	New Shares Issued by the Dolan McIniry Corporate Bond Fund
Institutional Shares 8,933,022	1	Institutional Shares 8,933,022
Advisor Shares 527,061	1	Advisor Shares 527,061

Predecessor Managed Futures Strategy ETF Shares Prior to Reorganization	Conversion Ratio	New Shares Issued by the DBi Managed Futures Strategy ETF
2,100,000	1	2,100,000

Predecessor Hedge Strategy ETF Shares Prior to Reorganization	Conversion Ratio	New Shares Issued by the DBi Hedge Strategy ETF
625,000	1	625,000

The Reorganization was treated as a tax-free exchange for federal income tax purposes and accordingly, the basis of the assets of the each Acquiring Fund reflected the historical basis of the assets of the corresponding Predecessor Fund as of the date of the Reorganization.

The net assets and composition of net assets of each Acquiring Fund and the corresponding Predecessor Fund on September 17, 2021, were as follows:

Dolan McIniry Corporate Bond Fund:

	Acquiring Fund	Predecessor Fund	Combined Funds
Paid-in Capital	$—	$100,817,312	$100,817,312
Accumulated Net Investment Income	—	10,703	10,703
Accumulated Net Realized Gain	—	545,090	545,090
Net Unrealized Appreciation	—	1,146,070	1,146,070
Net Assets	—	102,519,175	102,519,175
Cost of Investments	—	101,347,050	101,347,050

DBi Managed Futures Strategy ETF:

	Acquiring Fund	Predecessor Fund	Combined Funds
Paid-in Capital	$—	$55,044,030	$55,044,030
Accumulated Net Investment Loss	—	(458,885)	(458,885)
Accumulated Net Realized Gain	—	3,046,110	3,046,110
Net Unrealized Appreciation	—	826,671	826,671
Net Assets	—	58,457,926	58,457,926
Cost of Investments	—	43,235,129	43,235,129

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NOTES TO FINANCIAL STATEMENTS – (Unaudited) – (Continued)

DBi Hedge Strategy ETF:

	Acquiring Fund	Predecessor Fund	Combined Funds
Paid-in Capital	$—	$17,290,918	$17,290,918
Accumulated Net Investment Loss	—	(208,709)	(208,709)
Accumulated Net Realized Gain	—	3,207,040	3,207,040
Net Unrealized Depreciation	—	(132,560)	(132,560)
Net Assets	—	20,156,689	20,156,689
Cost of Investments	—	16,542,307	16,542,307

Each Predecessor Fund and the corresponding Acquiring Fund had identical investment objectives and substantially similar principal investment strategies and principal risks. For financial reporting purposes, each Predecessor Fund’s financial and performance history prior to the Reorganization is carried forward and reflected in the corresponding Acquiring Fund’s financial statements and financial highlights. For the year ended December 31, 2020, and prior periods, the audit of those financial statements were performed by auditors different from the auditors of this report.

Note 14 – Subsequent Event – iMGP Equity Fund

Two important changes are proposed for the iMGP Equity Fund: (1) the name of the Fund will change to the iMGP Global Select Fund and (2) the Fund’s principal investment strategy will be revised to be consistent with that new name, including the manner in which the Fund is required to invest its assets. The Fund’s investment objective will remain the same. After these changes take effect, under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of issuers located in at least three different countries. An issuer is considered to be “located” in a particular country on the basis of its domicile, its principal place of business or headquarters, its primary stock exchange listing, and/or the primary source of its revenues (i.e., at least 50% of its revenues are generated in that country). There is no minimum portion of the Fund’s assets that is required to be invested in any one country.

The changes to the Fund’s name and principal investment strategies will take effect on or about September 30, 2022, subject to review and effectiveness of an amendment to the registration statement for Litman Gregory Funds Trust with respect to the Fund. The description of the changes provided above is subject to change.

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OTHER INFORMATION – (Unaudited)

Proxy Voting Policies and Procedures

The sub-advisors of the Funds vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Board of Trustees of the Funds. You may obtain a description of these procedures, without charge, by calling toll-free, 1-800-960-0188. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

Information regarding how the sub-advisors of the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30 is available, without charge, by calling toll-free, 1-800-960-0188. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

Portfolio Holdings Information

Each Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. You can find the filings on the Securities and Exchange Commission’s website at http://www.sec.gov. This information is also available, without charge, by calling toll-free, 1-800-960-0188 or by visiting the Funds’ website at http://www.imgpfunds.com.

Householding Mailings

To reduce expenses, the Trust may mail only one copy of the Funds’ prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1-800-960-0188 (or contact your financial institution). The Trust will begin sending you individual copies thirty days after receiving your request.

Review of Liquidity Risk Management Program

Pursuant to Rule 22e-4 under the 1940 Act, the Trust, on behalf of the Funds, has adopted a liquidity risk management program (the “Program”) to govern the Trust’s approach to managing liquidity risk. The Program is overseen by the Trust’s Liquidity Committee, and the Program’s principal objectives include assessing, managing and periodically reviewing each Fund’s liquidity risk, based on factors specific to the circumstances of the Fund.

At a meeting of the Board held on June 1, 2022, the Trustees received a report from the Trust’s Chief Liquidity Officer, who serves as chair of the Trust’s Liquidity Committee, addressing the operations of the Program and assessing its adequacy and effectiveness of implementation. The Liquidity Committee determined, and the Chief Liquidity Officer reported to the Board, that the Program is reasonably designed to assess and manage each Fund’s liquidity risk and has operated adequately and effectively to manage each Fund’s liquidity risk since the Program was implemented in August 2018. The Chief Liquidity Officer reported that, during the period covered by the report, there were no liquidity events that impacted the Funds or their ability to timely meet redemptions without dilution to existing shareholders. The Chief Liquidity Officer further noted that no material changes have been made to the Program since its implementation.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Trust’s prospectuses for more information regarding a Fund’s exposure to liquidity risk and other principal risks to which an investment in the Funds may be subject.

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INDEX DEFINITIONS

The ABX Indexes serve as a benchmark of the market for securities backed by home loans issued to borrowers with weak credit. The ABX 2006-2 AAA is an asset-backed index that tracks AAA-rated bonds issued prior to the second half of 2006. The ABX 2007-1 AAA is an asset-backed index that tracks AAA-rated bonds issued prior to the first half of 2007.

BofA Merrill Lynch U.S. High Yield Master II Index tracks the performance of below investment grade, but not in default, US dollar-denominated corporate bonds publicly issued in the US domestic market.

The BofA Merrill Lynch High Yield Cash Pay Index is an unmanaged index used as a general measure of market performance consisting of fixed-rate, coupon-bearing bonds with an outstanding par which is greater than or equal to $50 million, a maturity range greater than or equal to one year and must be less than BBB/Baa3 rated but not in default.

Bloomberg Barclays U.S. Aggregate Bond Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type. Most U.S. traded investment grade bonds are represented. The index includes U.S. treasury securities (non TIPS), government agency bonds, mortgage backed bonds, corporate bonds, and a small amount of foreign bonds traded in the U.S.

Bloomberg Barclays U.S. Intermediate Credit Index: is the intermediate component of the Bloomberg Barclays U.S. Credit Index. The Bloomberg Barclays U.S. Credit Index measures the investment grade, US dollar-denominated, fixed-rate, taxable, corporate and government – related bond markets. It is composed of the US Corporate Index and a non-corporate component that includes foreign agencies, sovereigns, supranationals, and local authorities.

The CBOE Russell 2000 PutWrite Index (PUTR) is designed to track the performance of a hypothetical strategy that sells a monthly at-the-money (ATM) Russell 2000 Index put option.

The CBOE Russell 2000 Volatility Index (RVX) is a key measure of market expectations of near-term volatility conveyed by Russell 2000® Index (RUT) option prices. The RVX Index measures the market’s expectation of 30-day volatility implicit in the prices of near-term RUT options traded at CBOE.

The CBOE S&P 500 PutWrite Index (ticker symbol PUT) is a benchmark index that measures the performance of a hypothetical portfolio that sells S&P 500 Index (SPX) put options against collateralized cash reserves held in a money market account.

The CBOE S&P 500 2% OTM PutWrite Index (PUTYSM Index) is designed to track the performance of a hypothetical passive investment strategy that collects option premiums from writing a 2% Out-of-the Money (OTM) SPX Put option on a monthly basis and holds a rolling money market account invested in one-month T-bills to cover the liability from the short SPX Put option position.

CDX is a series of credit default swap indexes, used to hedge credit risk or to take a position on a basket of credit entities.

The Citigroup Economic Surprise Indices are objective and quantitative measures of economic news. They are defined as weighted historical standard deviations of data surprises.

FTSE Emerging Markets Index – ETF Tracker. The Index is a market capitalization index, adjusted based on the free-float of potential index constituents, and designed to measure the performance of large-, medium- and small-capitalization companies located in emerging market countries throughout the world.

The FTSE Global All Cap ex U.S. Index is part of a range of indices designed to help U.S. investors benchmark their international investments. The index comprises large, mid and small cap stocks globally excluding the U.S. The index is derived from the FTSE Global Equity Index Series (GEIS), which covers 98% of the world’s investable market capitalization.

The HFRI Equity Hedge Index is comprised of managers typically maintaining at least 50%, and in some cases be substantially entirely invested in equities and equity derivatives, both long and short. Strategies can be broadly diversified or narrowly focused on specific sectors and can range broadly in terms of levels of net exposure, leverage employed, holding period, concentrations of market capitalizations and valuation ranges of typical portfolios. The HFRI Emerging Markets Index is comprised of strategies according to their regional investment focus only. There is no investment strategy criteria for inclusion in these indices.

The HFRI Event Driven Index: Consists of investment managers who maintain positions in companies currently or prospectively involved in corporate transactions of a wide variety including but not limited to mergers, restructurings, financial distress, tender offers, shareholder buybacks, debt exchanges, security issuance or other capital structure adjustments. Security types can range from most senior in the capital structure to most junior or subordinated, and frequently involve additional derivative securities. Event driven exposure includes a combination of sensitivities to equity markets, credit markets and idiosyncratic, company specific developments.

The HFRI Event Driven Merger Arbitrage Index: Consists of merger arbitrage strategies which employ an investment process primarily focused on opportunities in equity and equity related instruments of companies which are currently engaged in a corporate transaction. Merger arbitrage involves primarily announced transactions, typically with limited or no exposure to situations which pre-, post-date or situations in which no formal announcement is expected to occur. Opportunities are frequently presented in cross border, collared and international transactions which incorporate multiple geographic regulatory institutions, with typically involve minimal exposure to corporate credits. Merger arbitrage strategies typically have over 75% of positions in announced transactions over a given market cycle.

The HFRX Fixed Income – Credit Index is an unmanaged index that includes strategies with exposure to credit across a broad continuum of credit sub-strategies, including Corporate, Sovereign, Distressed, Convertible, Asset Backed, Capital Structure Arbitrage, Multi-Strategy and other Relative Value and Event Driven sub-strategies.

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The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage.

ICE BofAML 0-3 Year U.S. Treasury Index tracks the performance of U.S. dollar denominated sovereign debt publicly issued by the U.S. government in its domestic market with maturities less than three years.

ICE BofA Merrill Lynch 1-3 US Year Treasury Index is an unmanaged index that tracks the performance of the direct sovereign debt of the U.S. Government having a maturity of at least one year and less than three years.

The ICE BofAML U.S. High Yield Cash Pay TR USD Index is an unmanaged index that measures the performance of short-term U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market.

LIBOR stands for London Interbank Offered Rate. It’s an index that is used to set the cost of various variable-rate loans.

Morningstar Category Averages: Each Morningstar Category Average is representative of funds with similar investment objectives.

The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

The MSCI All Country World ex U.S. Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States.

The MSCI All Country World ex U.S. Growth Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. It includes companies with higher price-to-book ratios and higher forecasted growth values.

The MSCI All Country World ex U.S. Value Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. It includes companies with lower price-to-book ratios and lower forecasted growth values.

The MSCI China Index captures large and mid cap representation across China A shares, H shares, B shares, Red chips, P chips and foreign listings (e.g. ADRs). With 739 constituents, the index covers about 85% of this China equity universe

The MSCI Emerging Markets ex China Index captures large and mid cap representation across 24 of the 25 Emerging Markets (EM) countries* excluding China. With 681 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. As of May 27, 2010 the MSCI EAFE Index consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

The MSCI Emerging Markets Index captures large and mid-cap representation across 23 Emerging Markets (EM) countries. With 836 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

The MSCI World ex U.S. Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the United States.

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market.

The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index.

The Russell 2000 Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 2500 Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500 Index is a subset of the Russell 3000 Index. It includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership.

The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies as measured by total market capitalization, and represents about 98% of the U.S. stock market.

The Russell 3000 Value Index is a broad based index that measures the performance of those companies within the 3,000 largest U.S. companies, based on total market capitalization, that have lower price-to-book ratios and lower forecasted growth rates.

The SG CTA Index is an index published by Société Générale that is designed to reflect the performance of a pool of Commodity Trading Advisor (CTAs) selected from larger managers that employ systematic managed futures strategies. The index is reconstituted annually.

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The S&P 500 Index is widely regarded as the standard for measuring large-cap stock performance, and consists of 500 stocks that represent a sample of the leading companies in leading industries.

The SPDR S&P 500 ETF consists of 500 of the largest U.S. companies, and it is one of the most heavily traded securities in the world. It tracks the S&P 500 Index, and fund follows a full replication strategy, holding every stock in the index.

The SPDR Financials Sector Index seeks to provide an effective representation of the financial sector of the S&P 500 Index. The Index includes companies from the following industries: diversified financial services; insurance; banks; capital markets; mortgage real estate investment trusts (“REITs”); consumer finance; and thrifts and mortgage finance.

The Vanguard 500 Index Fund invests in 500 of the largest U.S. companies, which span many different industries and account for about three-fourths of the U.S. stock market’s value. This fund tracks the S&P 500 Index as closely as possible.

VIX is a trademarked ticker symbol for the Chicago Board Options Exchange Market Volatility Index, a popular measure of the implied volatility of S&P 500 index options. Often referred to as the fear index or the fear gauge, it represents one measure of the market’s expectation of stock market volatility over the next 30 day period.

Indices are unmanaged, do not incur fees, and cannot be invested in directly.

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INDUSTRY DEFINITIONS

1.	Active Share measures the degree of difference between a fund portfolio and its benchmark index.

2.	Alpha is an annualized return measure of how much better or worse a fund’s performance is relative to an index of funds in the same category, after allowing for differences in risk.

3.	Alt-A, or Alternative A-paper, is a type of U.S. mortgage that, for various reasons, is considered riskier than A-paper, or “prime”, and less risky than “subprime,” the riskiest category.

4.

The Basel Accords are three sets of banking regulations (Basel I, II and III) set by the Basel Committee on Bank Supervision (BCBS), which provides recommendations on banking regulations in regards to capital risk, market risk and operational risk.

5.	A basis point is a value equaling one one-hundredth of a percent (1/100 of 1%).

6.	Beta is a measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole.

7.	Book value is the net asset value of a company, calculated by subtracting total liabilities and intangible assets from total assets.

8.	Brexit is an abbreviation of “British exit”, which refers to the June 23, 2016 referendum by British voters to exit the European Union.

9.	Business development company (BDC) is an organization that invests in and helps small- and medium-size companies grow in the initial stages of their development.

10.	Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g., depreciation) and interest expense to pretax income.

11.

Cash flow yield (or free cash flow yield) is a financial solvency ratio that compares the free cash flow per share a company is expected to earn against its market value per share. The ratio is calculated by taking the free cash flow per share divided by the current share price.

12.	Capex (capital expenditures) are expenditures creating future benefits.

13.

Collateralized Loan Obligation (CLO) is a security backed by a pool of debt, often low-rated corporate loans. Collateralized loan obligations (CLOs) are similar to collateralized mortgage obligations, except for the different type of underlying loan.

14.

Combined ratio is a formula used by insurance companies to relate premium income to claims, administration and dividend expenses. It is used in the annual statement filed by an insurer with the state insurance department. It is calculated by dividing the sum of incurred losses and expenses by earned premium.

15.	Compound annual growth rate (CAGR) is the rate of growth of a number, compounded over several years.

16.	Conditional pre-payment rate is a loan prepayment rate that is equal to the proportion of the principal of a pool of loans that is assumed to be paid off prematurely in each period.

17.

The Consumer Price Index (CPI) is a measure that examines the weighted average of prices of a basket of consumer goods and services, such as transportation, food and medical care. Changes in the CPI are used to assess price changes associated with the cost of living; the CPI is one of the most frequently used statistics for identifying periods of inflation or deflation.

18.	Correlation is a statistical measure of how two securities move in relation to each other.

19.	A coupon or coupon payment is the annual interest rate paid on a bond, expressed as a percentage of the face value and paid from issue date until maturity.

20.	Covenants most often relate to terms in a financial contract, such as a loan document or bond issue stating the limits at which the borrower can further lend.

21.

Credit default swaps are swaps designed to transfer the credit exposure of fixed income products between parties. A credit default swap is also referred to as a credit derivative contract, where the purchaser of the swap makes payments up until the maturity date of a contract. Payments are made to the seller of the swap. In return, the seller agrees to pay off a third party debt if this party defaults on the loan.

22.	Discounted cash flow is calculated by multiplying future cash flows by discount factors to obtain present values.

23.	Diversification is the spreading of risk by putting assets in several categories of investments.

24.

Dividend yield is the return on an investor’s capital investment that a company pays out to its shareholders in the form of dividends. It is calculated by taking the amount of dividends paid per share over the course of a year and dividing by the stock’s price.

25.	Drawdown is the peak-to-trough decline during a specific record period of an investment, fund or commodity.

26.	Dry powder refers to cash reserves kept on hand to cover future obligations or purchase assets, if conditions are favorable.

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27.

Duration is a measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years. Rising interest rates mean falling bond prices, while declining interest rates mean rising bond prices.

28.	Earnings per share (EPS) is calculated by taking the total earnings divided by the number of shares outstanding.

29.	EBIT is a company’s earnings before interest and taxes, and measures the profit a company generates from its operations, making it synonymous with “operating profit”.

30.	EBITDA is a company’s earnings before interest, taxes, depreciation, and amortization.

31.	E-Mini Futures Are an electronically traded futures contract on the Chicago Mercantile Exchange that represents a portion of the normal futures contracts.

32.

Enterprise value is a measure of a company’s total value, calculated by adding a corporation’s market capitalization, preferred stock, and outstanding debt together and then subtracting out the cash and cash equivalents.

33.

Enterprise value/adjusted target operating profit (or Enterprise Value/adjusted target EBIT) is a financial ratio that compares the total valuation of the company with its profitability, adjusting for various special circumstances.

34.	EV/EBITDA is the enterprise value of a company divided by earnings before interest, taxes, depreciation, and amortization.

35.	EV/Sales is the ratio of enterprise value of a company divided by the total sales of the company for a particular period, usually one year.

36.

Floating interest rate, also known as a variable or adjustable rate, refers to any type of debt instrument, such as a loan, bond, mortgage, or credit, that does not have a fixed rate of interest over the life of the instrument.

37.	Forex (FX) is the market in which currencies are traded.

38.	Free cash flow is the amount of cash a company has after expenses, debt service, capital expenditures, and dividends.

39.

Futures are financial contracts obligating the buyer to purchase an asset (or the seller to sell an asset), such as a physical commodity or a financial instrument, at a predetermined future date and price. Futures contracts detail the quality and quantity of the underlying asset; they are standardized to facilitate trading on a futures exchange.

40.

The G20 (or G-20 or Group of Twenty) is an international forum for the governments and central bank governors from 20 major economies. It was founded in 1999 with the aim of studying, reviewing, and promoting high-level discussion of policy issues pertaining to the promotion of international financial stability.

41.	Gross merchandise volume or GMV is a term used in online retailing to indicate a total sales dollar value for merchandise sold through a particular marketplace over a certain time frame.

42.

“Growth” stocks are generally considered to be stocks of companies with high expected earnings growth compared to “value” stocks. Because of this higher expected growth, growth stocks tend to be priced at a higher multiple of their current earnings than value stocks. However, the premium paid for growth stocks compared to value stocks can vary dramatically depending on the market environment.

43.

Industry cost curve is the standard microeconomic graph that shows how much output suppliers can produce at a given cost per unit. As a strategic tool, the cost curve applies most directly to commodity or near commodity industries, in which buyers get roughly the same value from a product regardless of who produces it.

44.

An interest rate future is a financial derivative (a futures contract) with an interest-bearing instrument as the underlying asset. It is a particular type of interest rate derivative. Examples include Treasury-bill futures, Treasury-bond futures and Eurodollar futures.

45.	An interest rate swap is a forward contract in which one stream of future interest payments is exchanged for another based on a specified principal amount.

46.	Internal Rate of Return (IRR) is the discount rate often used in capital budgeting that makes the net present value of all cash flows from a particular project equal to zero.

47.	Inverse floater (or inverse floating rate note) is a bond or other type of debt whose coupon rate has an inverse relationship to a benchmark rate.

48.

Inverse interest-only security is a security that pays a coupon inversely related to market rates (i.e., it moves in the opposite direction of interest rates), instead of paying a coupon corresponding to the interest payments homeowners (mortgagors) actually make.

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49.	An Investment Grade bond is a bond with a rating of AAA to BBB; a Below Investment Grade bond is a bond with a rating lower than BBB

50.	A Leveraged Buyout (LBO) is the acquisition of another company using a significant amount of borrowed money to meet the cost of acquisition.

51.	Loss adjusted yields are those that already reflect the impact of assumed economic losses.

52.

Margin of safety is a principle of investing in which an analyst only purchases securities when the market price is below the analyst’s estimation of intrinsic value. It does not guarantee a successful investment.

53.

Market capitalization (or market cap) is the total value of the issued shares of a publicly traded company; it is equal to the share price times the number of shares outstanding. MBA Refinance index is a weekly measurement put together by the Mortgage Bankers Association, a national real estate finance industry association, to predict mortgage activity and loan prepayments based on the number of mortgage refinance applications submitted.

54.

The Merrill Option Volatility Expectations Index (MOVE©) reflects a market estimate of future Treasury bond yield volatility. The MOVE index is a yield curve weighted index of the normalized implied volatility on 1-month Treasury options. The MOVE Index reports the average implied volatility across a wide range of outstanding options on the two-year, five-year, 10-year, and 30-year U.S. Treasury securities.

55.	Net operating profit after tax (NOPAT): A company’s potential cash earnings if its capitalization were unleveraged (that is, if it had no debt).

56.	Normalized earnings are earnings adjusted for cyclical ups and downs of the economy. Also, on the balance sheet, earnings adjusted to remove unusual or one-time influences.

57.	Operating cash flow is calculated by summing net profit, depreciation, change in accruals, and change in accounts payable, minus change in accounts receivable, minus change in inventories.

58.

Options are financial derivatives that represent a contract sold by one party (option writer) to another party (option holder). The contract offers the buyer the right, but not the obligation, to buy (call) or sell (put) a security or other financial asset at an agreed-upon price (the strike price) during a certain period of time or on a specific date (exercise date).

59.	An option premium is the current market price of an option contract. It is thus the income received by the seller (writer) of an option contract to another party.

60.

Out of the money (OTM) is term used to describe a call option with a strike price that is higher than the market price of the underlying asset, or a put option with a strike price that is lower than the market price of the underlying asset. An out of the money option has no intrinsic value, but only possesses extrinsic or time value.

61.	Pair-wise correlation is the average of the correlations of each managers’ performance with each of the other managers on the fund.

62.

Personal consumption expenditure is the measure of actual and imputed expenditures of households, and includes data pertaining to durable and non-durable goods and services. It is essentially a measure of goods and services targeted towards individuals and consumed by individuals.

63.	Present value is the current worth of a future sum of money or stream of cash flows given a specified rate of return.

64.	Price to book ratio is calculated by dividing the current market price of a stock by the book value per share.

65.

Price to earnings (P/E) ratio is a common tool for comparing the prices of different common stocks and is calculated by dividing the current market price of a stock by the earnings per share. Similarly, multiples of earnings and cash flow are means of expressing a company’s stock price relative to its earnings per share or cash flow per share, and are calculated by dividing the current stock price by its earnings per share or cash per share. Forecasted earnings growth is the projected rate that a company’s earnings are estimated to grow in a future period.

66.	Price to sales (P/S) ratio is a tool for calculating a stock’s valuation relative to other companies, calculated by dividing a stock’s current price by its revenue per share.

67.

Price to tangible book value (PTBV) is a valuation ratio expressing the price of a security compared to its hard, or tangible, book value as reported in the company’s balance sheet. The tangible book value number is equal to the company’s total book value less the value of any intangible assets.

68.	Prime is a classification of borrowers, rates, or holdings in the lending market that are considered to be of high quality.

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69.

Principal only securities are a type of fixed-income security where the holder is only entitled to receive regular cash flows that are derived from incoming principal repayments on an underlying loan pool.

70.	Private market value is the value of a company if each of its parts were independent, publicly traded entities.

71.

Prospective earnings growth ratio (PEG ratio): The projected one-year annual growth rate, determined by taking the consensus forecast of next year’s earnings, less this year’s earnings, and dividing the result by this year’s earnings.

72.

Put writing is a family of options trading strategies that involve the selling of put options to earn premiums. One can either write a covered put or a naked put. Utilizing a combination of covered puts and naked puts, one can also implement the ratio put write, which is a neutral strategy.

73.

Quantitative Easing (QE) is a monetary policy in which a central bank purchases government securities or other securities from the market in order to lower interest rates and increase the money supply.

74.	Return on capital (ROC) is a measure of how effectively a company uses the money (borrowed or owned) invested in its operations. It is calculated by dividing net income by invested capital.

75.

Return on equity (ROE) is a measure of how well a company used reinvested earnings to generate additional earnings. Expressed as a percentage, it is calculated by dividing net worth at the beginning of the period into net income for the period after preferred stock dividends but before common stock dividends.

76.	Return on investment capital (ROIC) is calculated by subtracting dividends from net income and dividing by total capital.

77.	Sequential growth is a measure of a company’s short-term financial performance that compares the results achieved in a recent period to those of the period immediately preceding it.

78.

Sharpe ratio is the measure of a fund’s return relative to its risk. The Sharpe ratio uses standard deviation to measure a fund’s risk-adjusted returns. The higher a fund’s Sharpe ratio, the better a fund’s returns have been relative to the risk it has taken on. Because it uses standard deviation, the Sharpe ratio can be used to compare risk-adjusted returns across all fund categories.

79.	Short (or short position) is the sale of a borrowed security, commodity, or currency with the expectation that the asset will fall in value.

80.

Sortino Ratio is a modification of the Sharpe ratio that differentiates harmful volatility from general volatility by taking into account the standard deviation of negative asset returns, called downside deviation.

81.	A sovereign bond is a debt security issued by a national government.

82.

A special situation is a particular circumstance involving a security that would compel investors to trade the security based on the special situation, rather than the underlying fundamentals of the security or some other investment rationale. A spin-off is an example of a special situation.

83.	Spot price is the current price at which a particular security can be bought or sold at a specified time and place.

84.	Standard deviation is a statistical measure of the historical volatility of a mutual fund or portfolio, usually computed using 36 monthly returns.

85.

Subprime refers to the credit quality of particular borrowers, who have weakened credit histories and a greater risk of loan default than prime borrowers. The market for lenders and borrowers of subprime credit includes the business of subprime mortgages, subprime auto loans and subprime credit cards, as well as various securitization products that use subprime debt as collateral.

86.

Swaps, traditionally, are the exchange of one security for another to change the maturity (bonds), quality of issues (stocks or bonds), or because investment objectives have changed. Recently, swaps have grown to include currency swaps and interest rate swaps.

87.

Swaption (swap option): The option to enter into an interest rate swap. In exchange for an option premium, the buyer gains the right but not the obligation to enter into a specified swap agreement with the issuer on a specified future date.

88.	Tangible Book Value Per Share—TBVPS is a method of valuing a company on a per-share basis by measuring its equity after removing any intangible assets.

89.	Tracking error is the monitoring the performance of a portfolio, usually to analyze the extent to which its price movements conform or deviate from those of a benchmark.

90.

Upside/downside capture is a statistical measure that shows whether a given fund has outperformed—gained more or lost less than—a broad market benchmark during periods of market strength and weakness, and if so, by how much.

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91.

Yield Curve: A line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates. The most frequently reported yield curve compares the three-month, two-year, five-year and 30-year U.S. Treasury debt. The curve is used to predict changes in economic output and growth.

92.	Yield to Maturity is the rate of return anticipated on a bond if it is held until the maturity date.

93.	Yield to Worst is the lowest potential yield that can be received on a callable bond without the issuer actually defaulting.

94.

Z Bonds, or Z Tranches, are the final tranche in a series of mortgage-backed securities, that is the last one to receive payment. Used in some collateralized mortgage obligations (CMO), Z-bonds pay no coupon payments while principal is being paid on earlier bonds.

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Independent Trustees*

Name, Address and Year Born	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Julie Allecta 1676 N. California Blvd., Suite 500 Walnut Creek, CA 94596 (born 1946)	Independent Trustee	Open-ended term; served since June 2013	Member of Governing Council and Policy Committee, Independent Directors Council (education for investment company independent directors) since 2014; and Retired Partner, Paul Hastings LLP (law firm), active member from 1999 to 2009.	10	Forward Funds (mutual funds) (4 portfolios) Salient MF Trust (mutual funds) (1 portfolio) Salient Midstream & MLP Fund (closed-end fund) (1 portfolio)
Thomas W. Bird 1676 N. California Blvd., Suite 500 Walnut Creek, CA 94596 (born 1957)	Independent Trustee	Open-ended term; served since May 2021	Founder, Chief Executive Officer and Director, Bird Impact LLC (impact investment vehicle) since 2016; Founder, Chairman and Chief Investment Officer, FARM Group (impact not-for-profit organization) since 1998; Board Member, Sonen Capital LLC(impact asset management firm) 2016-2020.	10	Sonen Capital LLC; One Summit (not-for-profit organization)
Jennifer M. Borggaard 1676 N. California Blvd., Suite 500 Walnut Creek, CA 94596 (born 1969)	Independent Trustee	Open-ended term; served since May 2021	Co-Founder and Partner, AlderBrook Advisors (management consulting) since 2019; Member, Advisory Committee, Polen Capital (investment advisor) since 2018; Senior Vice President, Affiliated Managers Group, Inc. (asset management) 2007-2017.	10	BroadStreet Partners Inc. (insurance); BNY Mellon Charitable Gift Fund; Anchor Capital Advisors LLC (asset management); Boston Financial Management, LLC (asset management)
Jonathan W. DePriest 1676 N. California Blvd., Suite 500 Walnut Creek, CA 94596 (born 1968)	Independent Trustee	Open-ended term; served since May 2021	Consultant (financial services) since 2022; General Counsel, ApplePie Capital, Inc. (franchise financing) 2019-2021; Executive Vice President and General Counsel, Salient Partners, L.P. (asset management) 2015-2019.	10	None
Frederick A. Eigenbrod, Jr., Ph.D. 1676 N. California Blvd., Suite 500 Walnut Creek, CA 94596 (born 1941)	Independent Trustee	Open-ended term; served since inception	Vice President, RoutSource Consulting Services (organizational planning and development) since 2002.	10	None
Harold M. Shefrin, Ph.D. 1676 N. California Blvd., Suite 500 Walnut Creek, CA 94596 (born 1948)	Independent Trustee	Open-ended term; served since February 2005	Professor, Department of Finance, Santa Clara University since 1979.	10	SA Funds – Investment Trust (mutual funds) (10 portfolios)

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Interested Trustees & Officers

Name, Address and Year Born	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee/ Officer During Past Five Years
Jeremy L. DeGroot** 1676 N. California Blvd., Suite 500 Walnut Creek, CA 94596 (born 1963)	Chairman of the Board, Trustee and President	Open-ended term; served as a Chairman since March 2017, Trustee since December 2008 and President since 2014	Chief Investment Officer of Litman Gregory Wealth Management, LLC since 2008; and Co-Chief Investment Officer of Litman Gregory Wealth Management, LLC from 2003 to 2008.	10	None
Jeffrey K. Seeley** 1676 N. California Blvd., Suite 500 Walnut Creek, CA 94596 (born 1969)	Trustee and Secretary	Open-ended term; Trustee since May 2021 and Secretary since December 2021	Deputy Chief Executive Officer, U.S. Chief Operating Officer and Head of Distribution, iM Global Partner US, LLC since 2018; Chief Compliance Officer of iM Global US Distributors, LLC since 2019; Head of Distribution Resource Securities from 2017-2018; and Head of Distribution and Sales, BP Capital Fund Advisors from 2015-2017.	10	None
John M. Coughlan 1676 N. California Blvd., Suite 500 Walnut Creek, CA 94596 (born 1956)	Treasurer	Open-ended term; served as Treasurer since inception, and as Chief Compliance Officer from September 2004 to April 2022	Chief Operating Officer and Chief Compliance Officer of the Advisor since 2004.	N/A	None
Robert L. Oester 1600 East Franklin Avenue, Suite D El Segundo, CA 90245 (born 1969)	Chief Compliance Officer	Open-ended term; served as Chief Compliance Officer since April 2022	Chief Compliance Officer of the Trust since 2022; Vice President, City National Rochdale from 2019-2022; and Associate Vice President, Ares Management, LLC from 2013-2019.	N/A	None

*	Denotes Trustees who are not “interested persons” of the Trust, as such term is defined under the 1940 Act (the “Independent Trustees”).

**	Denotes Trustees who are “interested persons” of the Trust, as such term is defined under the 1940 Act, because of their relationship with the Advisor (the “Interested Trustees”).

In addition, Jack Chee, Jason Steuerwalt and Kiko Vallarta, each a portfolio manager at the Advisor, are each an Assistant Secretary of the Trust.

196	Litman Gregory Funds Trust

Privacy Notice

The Funds may collect non-public personal information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and

•	Information about your transactions with us.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as required or permitted by applicable law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to our employees who need to know that information to provide products and services to you and to the employees of our affiliates. We also may disclose that information to non-affiliated third parties (such as to brokers or custodians) only as permitted or required by applicable law and only as needed for us to provide agreed services to you.

We maintain physical, electronic and procedural safeguards to guard your non-public personal information.

If you hold shares of the Funds through a financial intermediary, such as a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with non-affiliated third parties.

Privacy Notice	197

Advisor:

iM Global Partner Fund Management, LLC

1676 N. California Blvd., Suite 500

Walnut Creek, CA 94596

Distributor:

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

Transfer Agent:

DST Asset Manager Solutions, Inc.

P.O. Box 219922

Kansas City, MO 64121-9922

1-800-960-0188

For Overnight Delivery:

iMGP Funds

C/O DST Asset Manager Solutions, Inc.

330 W. 9th Street

Kansas City, MO 64105

Investment Professionals:

Registered Investment Advisors, broker/dealers, and other investment professionals may contact Fund Services at 1-925-254-8999.

Prospectus:

To request a current prospectus, statement of additional information, or an IRA application, call
1-800-960-0188.

Shareholder Inquiries:

To request action on your existing account, contact the Transfer agent, DST Asset Manager Solutions, Inc., at 1-800-960-0188, from 9:00 a.m. to 6:00 p.m. eastern time, Monday through Friday.

24-Hour Automated Information:

For access to automated reporting of daily prices, account balances and transaction activity, call
1-800-960-0188, 24 hours a day, seven days a week. Please have your Fund number (see below) and account number ready in order to access your account information.

Information:

Fund	Symbol	CUSIP	Fund Number
Equity Fund	MSEFX	53700T108	305
International Fund	MSILX	53700T207	306
Oldfield International Value Fund	POIVX	53700T843	2966
SBH Focused Small Value Fund	PFSVX	53700T850	2965
Alternative Strategies Fund
Institutional Class	MASFX	53700T801	421
Investor Class	MASNX	53700T884	447
High Income Alternatives Fund	MAHIX	53700T876	1478
Dolan McEniry Corporate Bond Fund
Institutional Class	IDMIX	53700T777	2967
Investor Class	IDMAX	53700T769	2968
DBi Managed Futures Strategy ETF	DBMF	53700T827	Y7AX
DBi Hedge Strategy ETF	DBEH	53700T835	Y7AW
RBA Responsible Global Allocation ETF	IRBA	53700T793	Y7AZ

Website:

www.imgpfunds.com

(b) Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)).

Item 6. Investments.

(a) The complete Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees since the registrant last provided disclosure in response to this Item 10.

Item 11. Controls and Procedures.

(a) The registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported timely and made known to them by others within the registrant and by the registrant’s service provider.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1)	Not applicable for semi-annual reports.

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

(a)(3)	Not applicable to open-end investment companies.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LITMAN GREGORY FUNDS TRUST

By:	/s/ Jeremy L. DeGroot
Jeremy L. DeGroot
President and Chief Executive Officer
Date:	August 30, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jeremy L. DeGroot
Jeremy L. DeGroot
President and Chief Executive Officer

Date:	August 30, 2022

By:	/s/ John M. Coughlan
John M. Coughlan
Treasurer and Principal Financial Officer

Date:	August 30, 2022